UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Twin Ridge Capital Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Filed Pursuant to Rule 424(b)(3)
Registration Statement No. 333-270047
SUPPLEMENT NO. 1
(To the Proxy Statement/Prospectus dated September 8, 2023)
This Supplement No. 1 (this “Supplement”) supplements the proxy statement/prospectus dated September 8, 2023 (the “Proxy Statement/Prospectus”) that was mailed by Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company (“Twin Ridge”), to its shareholders in connection with its extraordinary general meeting of shareholders (the “extraordinary general meeting”) to be held to consider and approve, among other things, the Business Combination Agreement, dated as of November 29, 2022 (as amended, supplemented or otherwise modified from time to time, by and among Twin Ridge, Carbon Revolution Public Limited Company (formerly known as Poppetell Limited), a public limited company incorporated in Ireland with registered number 607450 (“MergeCo”), Carbon Revolution Limited, an Australian public company with Australian Company Number (ACN) 128 274 653 listed on the Australian Securities Exchange (“Carbon Revolution”), and Poppetell Merger Sub, a Cayman Islands exempted company and wholly-owned subsidiary of MergeCo (“Merger Sub”) (the “Business Combination Agreement”) and Scheme Implementation Deed, dated November 30, 2022 (as it may be amended and supplemented from time to time), by and among Twin Ridge, Carbon Revolution and MergeCo, and the consummation of the transactions contemplated thereby be authorized, approved and confirmed in all respects (the “Business Combination”).
MergeCo filed the Proxy Statement/Prospectus with the Securities and Exchange Commission (the “SEC”) as part of a registration statement on Form F-4 (Registration No. 333-270047), which was declared effective by the SEC on September 6, 2023. Capitalized terms used in this Supplement and not otherwise defined herein have the respective meanings ascribed to them in the Proxy Statement/Prospectus.
This purpose of this Supplement is to update and supplement information contained in the Proxy Statement/Prospectus, and this Supplement is not complete without, and may not be delivered or utilized except in combination with, the Proxy Statement/Prospectus, including any other amendments or supplements thereto. This Supplement should be read in conjunction with the Proxy Statement/Prospectus, and if there is any inconsistency between the information in the Proxy Statement/Prospectus and this Supplement, you should rely on the information in this Supplement. This Supplement modifies and supersedes, in part, the information in the Proxy Statement/Prospectus. Any information in the Proxy Statement/Prospectus that is modified or superseded by the information in this Supplement shall not be deemed to constitute a part of the Proxy Statement/Prospectus except as modified or superseded by this Supplement.
This Supplement does not affect the date of the extraordinary general meeting, which will be held on October 3, 2023 at 11:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, and via a live webcast at https://www.cstproxy.com/twinridgecapitalac/sm2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
You do not have to take any action if you have previously voted, given your proxy or exercised your redemption right and do not wish to change your vote or choice to exercise your redemption right. If you have already voted or given your proxy and wish to change your vote or if you wish to change your election to exercise your redemption right, you should follow the procedures described in the Proxy Statement/Prospectus. If you have not already voted, we urge you to do so. Your vote is important regardless of the number of shares you own.
You should carefully consider the matters discussed under “Risk Factors” beginning on page 47 of the Proxy Statement/Prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of the Business Combination, the issuance of MergeCo securities in connection with the Business Combination or the other transactions described in the Proxy Statement/Prospectus or this Supplement, or passed upon the adequacy or accuracy of the disclosure in the Proxy Statement/Prospectus or this Supplement. Any representation to the contrary is a criminal offense.
The date of this Supplement is September 25, 2023.

OIC Financing

Financing Transaction
On September 21, 2023, MergeCo entered into a Securities Purchase Agreement (the “OIC Purchase Agreement”) with OIC Structured Equity Fund I Range, LLC and OIC Structured Equity Fund I GPFA Range, LLC (fund vehicles affiliated with Orion Infrastructure Capital, or “OIC”, and collectively, the “OIC Investors”) and Carbon Revolution (for the limited purposes set forth therein), pursuant to which MergeCo agreed to sell (i) up to an aggregate of 1,100 Class A preferred shares with a nominal value of US$0.0001 per share (the “Preferred Shares”), which are not convertible into MergeCo Ordinary Shares, and (ii) a warrant (the “OIC MergeCo Warrant”) to acquire up to an aggregate of 19.99% of MergeCo Ordinary Shares calculated on a fully-diluted basis following the consummation of the Business Combination (the “OIC Warrant Shares”), with the right to acquire 12.50% of fully-diluted MergeCo Ordinary Shares vesting immediately following the Business Combination, and the right to the remainder vesting upon the achievement of certain subsequent conditions. In addition, in connection with the execution of the OIC Purchase Agreement, Carbon Revolution issued a warrant (the “OIC Carbon Revolution Warrant” and, together with the OIC MergeCo Warrant, the “OIC Warrants”) to acquire up to an aggregate of 6,000,000 Carbon Revolution Ordinary Shares, which OIC Carbon Revolution Warrant is intended to constitute a portion of the structuring premium payable to the OIC Investors and their affiliates with respect to the investment and termination fee payable by Carbon Revolution to the OIC Investors if the transactions contemplated by the OIC Purchase Agreement are not consummated. The OIC Carbon Revolution Warrant will be cancelled upon payment of the Initial Structuring Premium (as defined in the OIC Purchase Agreement) in connection with the Initial Closing (as defined in the OIC Purchase Agreement) or upon payment of the Superior Proposal Termination Fee (as defined herein).
The investment in the Preferred Shares is staged in three tranches: (i) $35 million funded by the OIC Investors at the Initial Closing and immediately available by MergeCo for the use of proceeds described herein, (ii) $35 million funded by the OIC Investors at the Initial Closing into an escrow account, subject to release to MergeCo at a Reserve Release Closing (as defined in the OIC Purchase Agreement) upon satisfaction of the conditions described below, and (iii) up to $40 million to be funded by the OIC Investors at one or more Subsequent Closings (as defined in the OIC Purchase Agreement) upon notice to the OIC Investors and satisfaction of the conditions described below.
OIC Purchase Agreement
The OIC Purchase Agreement provides for an aggregate $70 million invested by the OIC Investors at the Initial Closing, of which gross proceeds of $35 million will be allocated to the OIC Investors’ purchase of Preferred Shares and the OIC Warrants at the Initial Closing, and of which gross proceeds of $35 million will be placed into escrow. The OIC Purchase Agreement also provides for the $35 million placed into escrow to be released upon satisfaction of one or more of the Reserve Release Closings, and up to $40 million in one or more Subsequent Closings, subject to certain conditions precedent, as described herein. The Reserve Release Closings are subject to the satisfaction of the First Reserve Release Condition and/or the Second Reserve Release Condition (as applicable), each as described in further detail below. If the Reserve Release Conditions are not satisfied and OIC does not release the amounts held in escrow, the OIC Investors’ entitlement to a 5.00% increase to the Vested Warrant Percentage under the OIC MergeCo Warrant, which vests upon the OIC Investors’ subscription for the Second Reserve Release securities, will not vest. Subsequent Closings under the OIC Purchase Agreement may take place within twenty-four months following the Initial Closing, with such proceeds to be used for the development, construction, and/or retooling of future manufacturing facilities. MergeCo intends to use the proceeds of the Subsequent Closings for the construction of a new manufacturing facility in a lower-cost country. The conditions precedent for such Subsequent Closings include MergeCo’s adherence with an Investor-approved budget, delivery of a capex plan to the OIC Investors regarding the use of Subsequent Closing proceeds, the listing of the MergeCo Ordinary Shares on the NYSE American or Nasdaq, and the approval of the additional investment by the OIC Investors’ investment committee in its sole discretion, among other customary closing requirements. The approval of the additional investment by the OIC Investors’ investment committee is entirely within the control of OIC. Accordingly, there can be no assurance that MergeCo will be able to receive any proceeds in excess of the $35 million to be funded at the Initial Closing or, if the conditions to a Reserve Release Closing are satisfied, an aggregate of $70 million, including the amounts funded into the escrow account. If OIC fails to fund a Subsequent Closing despite the satisfaction of the conditions precedent thereto other than the approval of the OIC Investors’ investment committee, certain rights granted to OIC under the OIC Warrant to obtain the OIC Investors’ approval over future issuances of equity securities by MergeCo will automatically terminate.
The OIC Purchase Agreement obligates us to indemnify the OIC Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.
The OIC Purchase Agreement contains representations and warranties of us and the OIC Investors, which are typical for transactions of this type. In addition, the OIC Purchase Agreement contains certain covenants by MergeCo, including the following: (i) MergeCo agreed to offer to the OIC Investors, until the earlier of (i) the date that is 24 months after the date of the Initial Closing and (ii) first date on which all Subsequent Acquired Interests and Reserve Release Acquired Interests (as described in the OIC Purchase Agreement) have been issued to, and subscribed for by, the OIC Investors, the opportunity to participate in any subsequent financing transaction by MergeCo and (ii) MergeCo agreed to use its best efforts to obtain aggregate gross proceeds of at least $20,000,000 from the issuance and sale of MergeCo Ordinary Shares by the one-year anniversary of the Initial Closing.
In addition, as a condition to the Initial Closing, we are required to deliver resolutions of the MergeCo board of directors and its sole member prior to completion of the Business Combination, approving the Share Capital Reduction (as defined in the OIC Purchase Agreement). MergeCo is required to apply to the High Court of Ireland for an order confirming the Share Capital Reduction (the “Share Capital Reduction Order”) and use best efforts to obtain the Share Capital Reduction Order as promptly as practicable (and any event within 60 days of the Initial Closing). If MergeCo fails to obtain a Share Capital Reduction Order within 60 days of the Initial Closing, then the OIC Investors have the right to withdraw the entire amount of the Reserve Funds (plus accrued interest) then remaining in the Reserve Amount or a combination of waiving and withdrawing funds.
The Share Capital Reduction is being proposed because under Irish law, MergeCo may only pay dividends and make other distributions (and, generally, make share repurchases and redemptions) out of profits available for distribution (“distributable profits”) shown on its unconsolidated financial statements prepared in accordance with the Irish Companies Act 2014, as amended (the “Irish Companies Act”) and filed with the Irish Companies Registration office. Distributable profits are a company’s accumulated realized profits, so far as not previously utilized by distribution or capitalization, less its accumulated realized losses, so far as not previously written off in a reduction or reorganization of capital, and include reserves arising as a result of a court approved reduction of company capital. Following completion of the Business Combination and Initial Closing, MergeCo, as a new parent company with no operational history of its own, will initially have no distributable profits arising from trading activities. The Share Capital Reduction is intended to create a level of distributable profits which are available to cover, in part, the amount of any cash dividend or redemption amount payable to the holders of the Preferred Shares. The Share Capital Reduction will involve the reduction of the company capital of MergeCo pursuant to sections 84 and 85 of the Irish Companies Act, to be effected by (a) the reduction and cancellation of the entire amount of MergeCo’s un-denominated capital (in the form of share premium) on the date immediately following the Initial Closing date and (b) if applicable, the capitalization, reduction and cancellation of the entire of any amount standing to the credit of any merger reserve or other un-distributable reserve of MergeCo on the date immediately following the Initial Closing date, with the resulting reserve to be treated as distributable profits under Irish law. This is a legal and accounting adjustment and will not of itself have any impact on the number of MergeCo shares held by any MergeCo shareholder.
In addition, in the event that at any time in the future MergeCo has insufficient distributable profits to cover the amount of any cash dividend or redemption amount payable on the Preferred Shares, MergeCo is required to take all steps to effect Further Share Capital Reductions (as defined in the OIC Purchase Agreement), being further reductions of its company capital pursuant to sections 84 and 85 of the Irish Companies Act, including (a) the reduction and cancellation of MergeCo’s then un-denominated capital and (b) the capitalization, reduction and cancellation of amounts then standing to the credit of any other un-distributable reserve of MergeCo, such that the resulting reserve will be treated as distributable profits under Irish law.
MergeCo agrees that from the date of the OIC Purchase Agreement until the Initial Closing, MergeCo, its subsidiaries and Carbon Revolution Operations will not, directly or indirectly, (a) solicit or initiate any inquiry, indication of interest, proposal or offer from any third-party, relating to a Competing Transaction (as defined in the OIC Purchase Agreement), (b) participate in any discussions or negotiations with, or make information available to, any third-party, regarding a Competing Transaction or (c) enter into any understanding, arrangement, agreement, agreement in principle or other commitment (whether or not legally binding) with any third-party, relating to a Competing Transaction. If the board of directors of Carbon Revolution determines that a proposal received from a third-party is a superior proposal (as defined in the Scheme Implementation Deed) and enters into a definitive agreement with such third-party, the OIC Investors are entitled to receive as liquidated damages an amount equal to $1,500,000 upon termination of the OIC Purchase Agreement (the “Superior Proposal Termination Fee”). Upon payment of the Superior Proposal Termination Fee, the OIC Investors will surrender the OIC Carbon Revolution Warrant for no consideration and the OIC Carbon Revolution Warrant will be cancelled. If the OIC Purchase Agreement is terminated for any reason other than termination due to receipt of a third-party superior proposal and the subsequent entry into a definitive agreement with such third-party (and such termination right in connection with a third-party superior proposal and definitive agreement is not otherwise available), in addition to retaining the OIC Carbon Revolution Warrant, the OIC Investors are entitled to receive as liquidated damages an amount equal to $500,000.
Prior to the Initial Closing, MergeCo is required to satisfy a number of closing conditions. These conditions include, but are not limited to, (i) the sole member of MergeCo prior to completion of the Business Combination having resolved to approve the Share Capital Reduction and directed the MergeCo board of directors to take all steps necessary or expedient to effect the Share Capital Reduction, (ii) publication of an announcement on the Australian Securities Exchange and a prospectus supplement filing with the SEC regarding MergeCo’s entry into the OIC Purchase Agreement and MergeCo’s intention to effect a Share Capital Reduction, (iii) the requirement that there be no intercompany indebtedness among MergeCo, its subsidiaries, affiliates and Carbon Revolution Operations other than employee lease agreements, (iv) MergeCo having obtained certain specified consents and waivers with respect to existing arrangements to which MergeCo is a party, (v) MergeCo is to obtain certain consents and waivers from its existing counterparties, (vi) the MergeCo Ordinary Shares shall have been approved for listing on NYSE American or Nasdaq, (vii) no material amendment or waiver to any provision or term of the Business Combination Agreement shall have occurred without the consent of the OIC Investors and the Scheme Acquisition (as defined in the OIC Purchase Agreement) shall have occurred, (viii) MergeCo will enter into certain commercial arrangements and (ix) copies of executed agreements with certain persons relating to the deferral of fees owed to such persons by MergeCo, its subsidiaries or Carbon Revolution Operations in form and substance mutually agreed between MergeCo and the OIC Investors. MergeCo is also required to deliver, among other items, prior to the Initial Closing (i) evidence of the issuance of 350 Preferred Shares and the OIC MergeCo Warrant, (ii) an amount in cash equal to the Initial Structuring Premium to OIC, L.P., a Delaware limited partnership, (iii) a board approved budget through December 31, 2024, as mutually agreed upon by MergeCo and the OIC Investors which budget will include research and development expenses, selling, general and administrative expenses, property, plant and equipment and capital expenditures of no more than $53,247,000 in the aggregate, (iv) an executed Shareholder’s Agreement and Escrow Agreement and (v) resolutions of the MergeCo board of directors and its sole member prior to completion of the Business Combination approving certain actions, including the Share Capital Reduction.
Upon the date that MergeCo has satisfied the following conditions (collectively, the “Second Reserve Release Condition”), provided that such date is on or before December 1, 2024 or, if MergeCo is continuing to work in good faith to satisfy the Second Reserve Release Condition as of December 1, 2024, on or before January 31, 2025: (a) (i) refinanced or otherwise repaid the IP Loan Facility (as defined in the OIC Purchase Agreement) in full with a new term debt or a working capital facility on terms reasonably satisfactory to the OIC Investors or (ii) delivered to the OIC Investors evidence reasonably satisfactory to the OIC Investors that MergeCo will be able to refinance or otherwise repay the IP Loan Facility in full on or prior to December 1, 2024 (or, if the parties are working in good faith to refinance or otherwise repay the IP Loan Facility in full as of December 1, 2024, on or prior to January 15, 2025) using, without duplication, (x) the remaining Reserve Funds as of such time, (y) identifiable and available sources of cash and cash equivalents as of such time and/or (z) the anticipated aggregate gross proceeds under any then-existing MergeCo contracts, (b) realized a wheel production of 194 wheels per day over the trailing three (3) consecutive months and 208 wheels per day in the preceding one (1) month and (c) achieved a realized average contribution margin of $619 per unit on wheels sold over the trailing three (3) consecutive months, then the OIC Investors will subscribe for and acquire and MergeCo will allot, issue and sell to the OIC Investors, (a) such number of Preferred Shares as is equal to (i) the entire amount of the Reserve Funds (plus interest accrued thereon) then remaining in the Reserve Account divided by (ii) the Per Share Subscription Price (the “Second Reserve Release Closing”).
If, prior to the satisfaction of the Second Reserve Release Condition, MergeCo has received aggregate gross proceeds of at least $10 million from one or more issuances and sales of Ordinary Shares to one or more third-party Persons (other than the OIC Investors and their affiliates), then the OIC Investors will subscribe for and acquire and MergeCo will allot, issue and sell to the OIC Investors, (a) such number of Preferred Shares as is equal to (i) $5 million divided by (ii) the Per Share Subscription Price (as defined in the OIC Purchase Agreement) (an “Initial Reserve Release Closing” and, together with the Second Reserve Release Closing, the “Reserve Release Closings”).
The Reserve Release Closings are subject to certain closing conditions, including, but not limited to, the absence of a material adverse effect, no intercompany indebtedness existing among MergeCo, its affiliates and Carbon Revolution Operations, the absence of certain legal proceedings in connection with the transactions contemplated by the OIC Purchase Agreement, the continued listing of the MergeCo Ordinary Shares on the NYSE American or Nasdaq and the delivery of certain deliverables.
In connection with each Subsequent Closing, MergeCo is required to, among other things deliver a capex plan, prepared in good faith and in form and substance reasonably satisfactory to the OIC Investors, relating to the use of the proceeds from such Subsequent Closing and pay to OIC LP an amount in cash equal to the applicable Subsequent Structuring Premium for such Subsequent Closing. In addition, each Subsequent Closing is subject to certain closing conditions, including, but not limited to, the absence of a material adverse effect, no intercompany indebtedness existing among MergeCo, its affiliates and Carbon Revolution Operations, the absence of certain legal proceedings in connection with the transactions contemplated by the OIC Purchase Agreement, the continued listing of the MergeCo Ordinary Shares on the NYSE American or Nasdaq, the satisfaction of certain conditions set forth in a schedule to the OIC Purchase Agreement related to any Subsequent Plant (as defined in the OIC Purchase Agreement), and the OIC Investors’ investment committee shall have approved in its sole discretion the subscription for the applicable Subsequent Acquired Interests (as defined in the OIC Purchase Agreement).
The OIC Purchase Agreement provides that the Initial Closing shall occur within fifteen (15) business days after the consummation of the Business Combination and satisfaction of the above-mentioned conditions precedent, unless the parties thereto otherwise agree.
Preferred Shares
The terms of the Preferred Shares are as set forth in the MergeCo Amended and Restated Memorandum and Articles of Association.
The holders of the Preferred Shares are entitled to cumulative dividends of 12% per annum, on the Class A Preferred Share Amount (as defined in the Constitution) of each Preferred Share during the applicable fiscal quarter, which accrue daily and are payable in cash or shares of Preferred Shares at MergeCo’s option, in accordance with the terms of the MergeCo Amended and Restated Memorandum and Articles of Association. No distributions shall be made with respect to any shares in the capital of the MergeCo prior to the holders of Preferred Shares having received their Class A Preferred Share Return (as defined below). On return of capital on liquidation, a capital reduction or otherwise, the assets remaining shall first be applied in paying the holders of preferred shares (the “Preferred Shareholders”) prior and in preference to the members holding any other class of shares in the capital of MergeCo. Upon redemption, the holders of the Preferred Shares are also entitled to receive a dividend make-whole payment. The holders of Preferred Shares have the right to exercise a number of votes at any general meeting of MergeCo, calculated in accordance with the formula set forth in the MergeCo Amended and Restated Memorandum and Articles of Association. MergeCo may elect to redeem some or all of the Preferred Shares during the five years following the Initial Closing, and is required to redeem the Preferred Shares on the fifth anniversary of the Initial Closing in cash. “Class A Preferred Share Return” means an amount of cash or redemption payments sufficient to cause the holders of Preferred Shares to receive the aggregate of the sum of (x) in the case of the Initial and Released Class A Preferred Shares (as defined in the MergeCo Amended and Restated Memorandum and Articles of Association ), (i) the greater of (A) a MOIC (as defined in the MergeCo Amended and Restated Memorandum and Articles of Association ) of one and three quarters (1.75) or (B) a twelve percent (12%) IRR with respect to $70,000,000 less the OIC Reserve Recovery Amount (as defined in the MergeCo Amended and Restated Memorandum and Articles of Association, if any; plus (ii) a MOIC of one and one quarter (1.25) with respect to the OIC Reserve Recovery Amount), which shall be allocated pro rata amongst the Initial and Released Class A Preferred Shares; (y) with respect to any Preferred Share issued on a Subsequent Closing, the greater of (A) a MOIC of one and three quarters (1.75) or (B) a twelve percent (12%) IRR with respect to the Class A Preferred Share Amount attributable thereto; and (z) with respect to each Class A Preferred PIK Share (as defined in the MergeCo Amended and Restated Memorandum and Articles of Association ) issued, the Class A Preferred Share Amount attributable thereto, plus any accrued but unpaid dividends thereon, provided, however, that if the Preferred Share by reference to which a Class A Preferred PIK Share was issued, is redeemed, such Class A Preferred PIK Share shall also be deemed to be redeemed for no additional consideration.
MergeCo is subject to certain affirmative and negative covenants regarding the conduct of business, use of proceeds, tax matters, procurement of insurance, equity financings, rights of first offer, and Further Share Capital Reductions, among other matters. For example, before the Initial Closing, except if the operations are covered by the Most Recent Budget or otherwise consented to by the OIC Investors, MergeCo is required to operate its business in the ordinary course consistent with its financial statements and use good faith reasonable efforts to maintain key assets, personnel, relationships and arrangements, avoid actions that could lead to a material adverse effect and consummate the transactions contemplated by the OIC Purchase Agreement. In addition, MergeCo is not permitted prior to the Initial Closing to incur fees, expenses, costs or other liabilities in excess of the Most Recent Budget without prior written consent of the OIC Investors or if such fees, expenses, costs or other liabilities are paid exclusively from the proceeds of an equity financing consummated after the date of the OIC Purchase Agreement. In addition, the proceeds from the OIC Purchase Agreement are required to be used consistently with the Most Recent Budget and the funds flow attached to the OIC Purchase Agreement and not for any other purpose without the consent of the Investors. MergeCo and its subsidiaries also covenant to timely satisfy and comply with their obligations under the Business Combination Agreement and related ancillary agreements. For purposes of this Supplement, “Most Recent Budget” means (i) until the first date on which an Approved Budget (as defined in the Securities Purchase Agreement) has been delivered to the OIC Investors, the most recent budget approved by the MergeCo board of directors and (ii) on and after the first date on which an Approved Budget has been delivered to the OIC Investors, the Approved Budget.
MergeCo and its subsidiaries are also restricted from amending, waiving or modifying the Business Combination Agreement or any ancillary agreement in a manner that could reasonably be expected to be materially adverse to the OIC Investors without their consent. MergeCo is also required to procure business interruption insurance in a form reasonably satisfactory to the OIC Investors within 90 days of the Initial Closing. MergeCo is also required to use commercially reasonable efforts to enter into certain commercial arrangements.
The OIC Purchase Agreement also contains requirements with respect to future financings. For example, until the earlier of 24 months from the Initial Closing and the date on which all Subsequent Acquired Interests and Reserve Release Acquired Interests have been issued to, and subscribed for by, the OIC Investors, in the event that MergeCo, its subsidiaries, or Carbon Revolution Operations desires to seek any additional financing, the proceeds of which will primarily be used in connection with the direct or indirect funding, construction or development of any future manufacturing facility or material upgrades to its existing mega-line plant operations in Australia, MergeCo shall promptly provide a notice to the OIC Investors regarding the proposed financing and the right to submit an offer and negotiate for a certain period to provide all or a portion of the financing. MergeCo is also required to use best efforts to obtain aggregate gross proceeds of at least $20 million from the issuance and sale of Ordinary Shares to Persons (other than Buyer or its Affiliates) in one or more transactions within twelve months of the Initial Closing date and promptly inform the OIC Investors as to any material communications and developments regarding such financing.
In addition, in the event that at any time in the future MergeCo has insufficient distributable profits to cover the amount of any cash dividend or redemption amount payable on the Preferred Shares, MergeCo is required to take all steps to effect Further Share Capital Reductions, being further reductions of its company capital pursuant to sections 84 and 85 of the Irish Companies Act, including (a) the reduction and cancellation of MergeCo’s then un-denominated capital and (b) the capitalization, reduction and cancellation of amounts then standing to the credit of any other un-distributable reserve of MergeCo, such that the resulting reserve will be treated as distributable profits under Irish law.
The terms of the Preferred Shares provide that from the date of the Initial Closing until all the Preferred Shares are redeemed in full, MergeCo shall not (and shall cause its subsidiaries not to) undertake certain “Structured Voting Rights Matters” (as set out in Schedule 1 of the MergeCo Amended and Restated Memorandum and Articles of Association) without the prior written consent of the holders of a majority of the Preferred Shares in issue, including, among other things, payment of dividends and share repurchases, issuance of securities senior or pari passu to the Preferred Shares, incurrence of indebtedness other than Permitted Indebtedness (as defined in the MergeCo Amended and Restated Memorandum and Articles of Association ), amendment, termination or cancellation of material contracts, material dispositions of assets, change of control transactions, the hiring, termination or amendment of the employment agreements of certain management personnel, expenditures beyond the scope of an agreed-upon budget and capital expenditures above a certain threshold.
The MergeCo Amended and Restated Memorandum and Articles of Association further provide that from and after the occurrence of certain triggers, being the failure to effect a mandatory redemption, failure to obtain the required consent of the holders of Preferred Shares in issue before undertaking a Structured Voting Rights Matter, failure to obtain a Share Capital Reduction Order within 60 days of the Initial Closing date, failure to undertake Further Share Capital Reductions in accordance with the OIC Purchase Agreement and failure to abide by the right of first offer requirements in the OIC Purchase Agreement (collectively, the “Springing Rights Events”) until (a) all of the Preferred Shares are redeemed in full or (b) if earlier, in the case of a Springing Rights Event occurring other than from a failure to effect a mandatory redemption of the Preferred Shares, until the non-compliance by MergeCo with the relevant obligations referred to therein giving rise to the Springing Rights Event (x) if capable of rectification, is rectified to the satisfaction of the holders of a majority of the Preferred Shares in issue or (y) is otherwise waived in writing by the holders of a majority of the Preferred Shares in issue, such holders shall be entitled to direct the directors of MergeCo with respect to certain “Springing Rights Matters” (as set out in Schedule 2 of the MergeCo Amended and Restated Memorandum and Articles of Association), which include the entrance into, termination of, or amendment to, certain material contracts, determination of operating and capex budgets, actions related to management hiring, termination, and compensation, issuance or redemption of securities, and the initiation or undertaking of a change of control transaction, among other matters.
For so long as the Preferred Shares remain outstanding, the extent of the Structured Voting Rights Matters may constrain the ability of MergeCo’s board of directors and management to operate MergeCo’s business in the manner that it considers to be in the best interests of MergeCo. The interests of the holders of the Preferred Shares may not always be aligned with the interests of MergeCo and holders of MergeCo Ordinary Shares. The OIC Investors may withhold consent to various actions that are in the best interests of MergeCo and holders of MergeCo Ordinary Shares. In addition, the ability of the majority of the holders of the Preferred Shares in issue to direct the directors of MergeCo with respect to the Springing Rights Matters following a Springing Rights Event exercised by the OIC Investors, including strategic decisions and corporate actions, may result in further constraints on the ability of MergeCo’s board of directors and management to operate MergeCo’s business.
The Preferred Shares, together with any MergeCo Ordinary Shares acquired by the OIC Investors upon exercise of the OIC Warrants, limit their share of voting rights to no more than 19.99% of the total MergeCo Ordinary Shares outstanding as of the applicable record date for voting of the MergeCo Ordinary Shares.
OIC Warrants
OIC MergeCo Warrant
The OIC MergeCo Warrant is exercisable for Warrant Shares immediately at an exercise price of $0.01 per share (the “MergeCo Exercise Price”) and expires seven years from the date of issuance. The MergeCo Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. The OIC MergeCo Warrant may be exercised for cash or may be exercised on a cashless basis. The number of Warrant Shares issuable is equal to, subject to adjustment, the Vested Warrant Percentage (as defined below) multiplied by the number of outstanding Ordinary Shares calculated on a fully-diluted basis. The determination of the fully-diluted basis includes (a) all issued MergeCo Ordinary Shares (excluding any Ordinary Shares issued in exchange for TRCA Class A Ordinary Shares in connection with the Business Combination) immediately following the Business Combination, (b) any “Initial Equity Awards”, defined to be equal to up to 5% of total MergeCo Ordinary Shares granted at closing of the Business Combination under MergeCo’s approved equity incentive plan, (c) any additional Ordinary Shares issued (or issuable) under the approved equity incentive plan through the second anniversary of the closing of the Business Combination, (d) any later issuances of Ordinary Shares upon cashless exercise of the Public Warrants and Private Placement Warrants, and (e) any other Ordinary Shares issuable upon the exercise or conversion of all other outstanding Equity Interests (as defined in the Warrant) as of the closing of the Business Combination (including the OIC MergeCo Warrant). The calculation of fully-diluted basis for purposes of the OIC MergeCo Warrant expressly excludes Ordinary Shares issuable upon the exercise of the Public Warrants and Private Placement Warrants for cash. “Vested Warrant Percentage” means: (i) 12.49%; plus (ii) upon the OIC Investors’ subscription for the Second Reserve Release securities, 5.00%; plus (iii) upon the earlier of (a) the date on which OIC has funded a Subsequent Closing and (b) the end of 24 months following the Initial Closing date, 2.50%; provided, that, if the OIC Investor fails to fund a Subsequent Closing upon the satisfaction of the conditions thereto then clause (iii) shall be null and void.
The OIC MergeCo Warrant contains restrictions on MergeCo’s ability to raise equity capital in certain circumstances. MergeCo shall obtain the consent of the holders of the OIC MergeCo Warrant prior to (i) issuing Ordinary Shares at a price per share lower than the Maximum Discount (as defined in the OIC MergeCo Warrant); (ii) issuing Ordinary Shares such that the holders of the OIC MergeCo Warrant would be diluted to less than 10% of the aggregate number of outstanding Ordinary Shares calculated on a fully-diluted basis; or (iii) amending the MergeCo Amended and Restated Memorandum and Articles of Association in a way that would be materially adverse to the holders of the OIC MergeCo Warrant. In the case of (i) and (ii) above, such consent rights only apply if the holders of the OIC MergeCo Warrant beneficially own at least 10% of the outstanding MergeCo Ordinary Shares, on a fully-diluted basis and assuming the full exercise of the OIC MergeCo Warrant without any reduction for any portion that is unvested or incapable of vesting, at the time of the proposed equity issuance. Additionally, if the OIC Investors fail to fund a Subsequent Closing when all of the conditions precedent thereto other than the approval of the OIC Investors’ own investment committee are satisfied, then such consent rights shall terminate.
OIC Carbon Revolution Warrant
The OIC Carbon Revolution Warrants are exercisable for Carbon Revolution Ordinary Shares immediately at an exercise price of $0.01 per share (the “CR Exercise Price”) and expire upon the earlier of seven years from the date of issuance or upon payment of the Initial Structuring Premium. The CR Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and similar events. The OIC Carbon Revolution Warrants may be exercised for cash or may be exercised on a cashless basis. Upon MergeCo’s payment of the Initial Structuring Premium, which is required to be paid in the Initial Closing, the OIC Carbon Revolution Warrant shall be cancelled. Accordingly, as long as the Business Combination is consummated and the Initial Closing is funded, the OIC Carbon Revolution Warrants will be cancelled.
Shareholder’s Agreement
In connection with the OIC Purchase Agreement, MergeCo entered into a shareholder’s agreement with the OIC Investors (the “Shareholder’s Agreement”). Pursuant to the Shareholder’s Agreement, the OIC Investors have the right to appoint two directors to the MergeCo board of directors, at the earlier of January 2, 2024 or a Springing Right Event and in accordance with the provisions of the Shareholder’s Agreement and the MergeCo Amended and Restated Memorandum and Articles of Association. Beginning with the closing of the Business Combination and until the first date on which (i) OIC MergeCo Warrant has been exercised in full and (ii) the OIC Investors no longer own ordinary shares of the Company or other debt or equity securities in the Company or its subsidiaries that relate to or derive from the Preferred Shares or the OIC MergeCo Warrant, the OIC Investors may also appoint two board observers to attend all MergeCo board of directors meetings in a non-voting, observer capacity, at all times in which the OIC Investors do not have a designee serving on the MergeCo board of directors. The Shareholder’s Agreement also contains customary inspection and consultation rights and information rights that begin with the closing of the Business Combination. The OIC Investors have informed MergeCo that they intend to appoint Chris Leary and Jonathan Magaziner to the MergeCo board of directors in January 2024. The biographies of Mr. Leary and Mr. Magaziner are set forth below.

Mr. Leary currently serves as an Investment Partner and Head of Infra Equity at OIC, leading the firm's structured equity investment strategy, focused on sustainable middle market infrastructure opportunities. Mr. Leary is also a voting member of the Investment Committees for Infra Equity and Infra Growth at OIC, and a voting member of OIC's valuation committee. Prior to joining OIC, Mr. Leary served at Barclays Natural Resource Investments (BNRI), a multibillion-dollar private equity fund invested globally in energy, power, renewables, asset-heavy infrastructure services and mining. Mr. Leary has served on the boards of numerous private companies, in a voting and observer capacity, throughout his career as a private equity and private debt investor in the infrastructure and natural resource sectors. Mr. Leary holds a Bachelor of Science in both Physics and Management from Boston College's Carroll School of Management, graduating summa cum laude. Mr. Leary brings to the MergeCo Board extensive investment, capital markets, M&A, and finance experience.
Mr. Magaziner is a Senior Vice President for the Infra Equity Strategy at OIC, where he is responsible for the origination, due diligence, structuring, and execution of the firm's investments in middle market infrastructure businesses. Mr. Magaziner currently serves on the board of Bravo Infrastructure Group, owner of Radiance Solar, a leading North American solar construction company and OIC capital partner. Prior to OIC, Mr. Magaziner served as an attorney with the Private Capital Transactions Group at Ropes & Gray LLP, where he represented operating companies, private equity firms, and hedge funds in a variety of traditional and special situations transactions, including structured equity and credit investments, securitizations, leveraged buyouts, and restructurings. Jonathan also brings several years of experience working in business development and finance positions at growing energy and infrastructure businesses. Mr. Magaziner holds a B.A. in Public Policy from Brown University, a J.D., cum laude, from Harvard Law School, and an M.B.A with High Distinction from Harvard Business School, where he was a Baker Scholar.
Revised Disclosure to Cover Page
The first sentence on the cover page is revised as set forth below to update the General Meeting date:
You are cordially invited to attend the extraordinary general meeting in lieu of the annual general meeting (the “General Meeting”) of Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company (“Twin Ridge”), on October 3, 2023 at 11:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, and via a live webcast at https://www.cstproxy.com/twinridgecapitalac/sm2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned, for the purpose of voting on Twin Ridge’s proposed Business Combination (as defined below) with Carbon Revolution Limited, an Australian public company with Australian Company Number (ACN) 128 274 653 listed on the Australian Securities Exchange (“Carbon Revolution”) and the other matters described in the accompanying proxy statement/prospectus.
Revised Disclosure to Notice
The heading on page i is revised as set forth below to update the General Meeting date:
NOTICE OF EXTRAORDINARY GENERAL MEETING
OF TWIN RIDGE CAPITAL ACQUISITION CORP.
TO BE HELD ON OCTOBER 3, 2023
The first sentence on page i is revised as set forth below to update the General Meeting date:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “General Meeting”) of Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company (“Twin Ridge”), will be held on October 3, 2023 at 11:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, and via a live webcast at https://www.cstproxy.com/twinridgecapitalac/sm2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
The last three paragraphs on page ii are revised as set forth below to update the deadline for redemptions:
(ii) prior to 5:00 p.m., Eastern Time, on September 29, 2023, (a) submit a written request to Continental Stock Transfer & Trust Company, Twin Ridge’s transfer agent (the “Transfer Agent”), in which you (i) request that Twin Ridge redeem all or a portion of your Public Shares for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and (b) deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

Public Shareholders may seek to have their Public Shares redeemed by Twin Ridge, regardless of whether they vote for or against the Business Combination Proposal or any other Shareholder Proposal and whether they held Twin Ridge Ordinary Shares as of August 25, 2023 (the “Record Date”) or acquired them after the Record Date. Any Public Shareholder who holds Twin Ridge Ordinary Shares on or before September 29, 2023 (two business days before the General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. For illustrative purposes, based on funds in the Trust Account of approximately $66,682,853 on September 1, 2023 and including anticipated additional interest through the closing of the Business Combination (assuming interest accrues at recent rates and no additional tax payments are made out of the Trust Account), the estimated per share redemption price is expected to be approximately $10.64. A Public Shareholder who has properly tendered his, her or its Public Shares for redemption will be entitled to receive his, her or its pro rata portion of the aggregate amount then on deposit in the Trust Account in cash for such shares only if the Business Combination is completed. If the Business Combination is not completed, the redemptions will be canceled and the tendered shares will be returned to the relevant Public Shareholders as appropriate.
Public Shareholders who seek to redeem their Public Shares must demand redemption no later than 5:00 p.m., Eastern Time, on September 29, 2023 (two business days before the General Meeting) by (a) submitting a written request to the Transfer Agent that Twin Ridge redeem such holder’s Public Shares for cash, (b) affirmatively certifying in such request to the Transfer Agent for redemption if such holder is acting in concert or as a “group” (as defined in Section 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with any other shareholder with respect to Twin Ridge Ordinary Shares and (c) delivering their Twin Ridge Ordinary Shares, either physically or electronically using DTC’s deposit/withdrawal at custodian system (“DWAC”), at the holder’s option, to the Transfer Agent prior to the General Meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered to the Transfer Agent (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker a nominal fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Business Combination is not completed, this may result in an additional cost to shareholders for the return of their shares.
Supplemental Disclosure to Selected Definitions
The following definitions are amended and restated as follows in the section entitled “Selected Definitions” beginning on page 1:
“End Date” means November 30, 2023 or such other date as agreed in writing by Carbon Revolution, Twin Ridge and MergeCo.
“General Meeting” means the extraordinary general meeting of Twin Ridge’s shareholders, to be held on October 3, 2023 at 11:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington
Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date, and at such other place to which the meeting may be adjourned.
“New Debt Program” means the 4-year financing arrangement from USD $60 million entered into by Carbon Revolution in May 2023, as amended.
“Scheme Implementation Deed” means the Scheme Implementation Deed, attached to this proxy statement/prospectus as Annex B, entered into on November 30, 2022, by and among Carbon Revolution, Twin Ridge and MergeCo, as amended on September 21, 2023.
Revised Disclosure in the Summary
The third paragraph and fourth on page 13 of the Summary is revised as set forth below to update the General Meeting date and deadline for redemptions:
The General Meeting of Twin Ridge’s shareholders will be held on October 3, 2023 at 11:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, 50th Floor, New York, New York
10022, and via a live webcast at https://www.cstproxy.com/twinridgecapitalac/sm2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

The General Meeting will be conducted via live webcast, but the physical location of the General Meeting will remain at the location specified above for the purposes of the Existing Organizational Documents. If you wish to attend the General Meeting in person, you must reserve your attendance at least two Business Days in advance of the General Meeting by contacting Twin Ridge’s Chief Financial Officer at (212) 235-0292 by 10:00 a.m., Eastern Time, on September 29, 2023 (two Business Days prior to the initially scheduled meeting date). You will be able to attend the General Meeting online, vote and submit your questions during the General Meeting by visiting https://www.cstproxy.com/. To attend the meeting virtually please visit https://www.cstproxy.com/twinridgecapitalac/sm2023 and use a control number assigned by Continental Stock Transfer &Trust Company. To register and receive access to the virtual meeting, registered shareholders and beneficial shareholders (i.e., those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement/prospectus.
The second to last paragraph and last paragraph beginning on page 14 is revised as set forth below to update the deadline for redemptions:
(ii) prior to 5:00 p.m., Eastern Time, on September 29, 2023, (a) submit a written request to the Transfer Agent in which you (i) request that Twin Ridge redeem all or a portion of your Public Shares for cash, and
(ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and (b) deliver your Public Shares to Continental Stock Transfer & Trust Company, Twin Ridge’s transfer agent, physically or electronically through DTC.
Public Shareholders may seek to have their Public Shares redeemed by Twin Ridge, regardless of whether they vote for or against the Business Combination Proposal or any other Shareholder Proposal and whether they held Public Shares as of the Record Date or acquired them after the Record Date. Any Public Shareholder who holds Twin Ridge Ordinary Shares on or before September 29, 2023 (two Business Days before the General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. For illustrative purposes, based on funds in the Trust Account of approximately $66,682,853 on September 1, 2023, taking into account the initial redemptions, and including anticipated additional interest through the closing of the Business Combination (assuming interest accrues at recent rates and no additional tax payments are made out of the Trust Account), the estimated per share redemption price is expected to be approximately $10.64. A Public Shareholder who has properly tendered his, her or its Public Shares for redemption will be entitled to receive his, her or its pro rata portion of the aggregate amount then on deposit in the Trust Account in cash for such shares only if the Business Combination is completed. If the Business Combination is not completed, the redemptions w ill be canceled and the tendered shares will be returned to the relevant Public Shareholders as appropriate.
The first paragraph on page 15 is revised as set forth below to update the deadline for redemptions:
Public Shareholders who seek to redeem their Public Shares must demand redemption no later than 5:00 p.m., Eastern Time, on September 29, 2023 (two Business Days before the General Meeting) by (a) submitting a written request to the Transfer Agent that Twin Ridge redeem such holder’s Public Shares for cash, (b) affirmatively certifying in such request to the Transfer Agent for redemption if such holder is acting in concert or as a “group” (as defined in Section 13 d-3 of the Exchange Act) with any other shareholder with respect to Twin Ridge Ordinary Shares and (c) delivering their Twin Ridge Ordinary Shares, either physically or electronically using DTC’s DWAC system, at the holder’s option, to the Transfer Agent prior to the General Meeting. If you hold the shares in “street name”, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered to the Transfer Agent (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker a nominal fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Business Combination is not completed, this may result in an additional cost to shareholders for the return of their shares.

Revised Disclosure and Supplemental Questions and Answers about the Proposals for Shareholders Disclosure
The introductory paragraph on page 25 is revised to update the General Meeting date:
The questions and answers below highlight only selected information from this document and only briefly address certain commonly asked questions about the proposals to be presented at the General Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to our shareholders. We urge shareholders to read carefully this entire proxy statement/prospectus, including the Annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the General Meeting, which will be held at 11:30 a.m., Eastern Time, on October 3, 2023 at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
The following question and answer on page 26 is revised to update the General Meeting date:
Q.	When and where is the General Meeting?
A.
The General Meeting will be held at 11:30 a.m., Eastern Time, on October 3, 2023, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. Only shareholders who held Twin Ridge Ordinary Shares at the close of business on the Record Date will be entitled to vote at the General Meeting.

The following question and answer beginning on page 33 of the section entitled “Questions and Answers about the Proposals for Shareholders” is amended and restated as follows:
Q.	What equity stake will the Public Shareholders and the current shareholders of Carbon Revolution hold in MergeCo immediately after the Closing?
A.
It is anticipated that, upon completion of the Business Combination, and assuming no holders of Public Shares exercise their redemption rights: (i) Public Shareholders will retain an ownership interest of approximately 25.07% of the outstanding MergeCo Ordinary Shares; (ii) the Founder Holders will own approximately 20.00% of the outstanding MergeCo Ordinary Shares; (iii) Carbon Revolution shareholders and Carbon Revolution performance rights holders will own approximately 54.72% of the outstanding MergeCo Ordinary Shares; and (iv) Yorkville Advisors will own approximately 0.06% of the outstanding MergeCo Ordinary Shares (consisting solely of the MergeCo Ordinary Shares issued as a commitment fee and excluding any other shares issuable under the Equity Purchase Agreement from time to time after Closing). These levels of ownership assume (A) that at or after the Closing no MergeCo Warrant or OIC MergeCo Warrant will be exercised and (B) no shares under the Committed Equity Financing have been issued.

If all of the MergeCo Warrants and OIC MergeCo Warrant were exercised and shares under the Committed Equity Financing were issued, (assuming all such shares were issued at a conversion price under the Committed Equity Financing at $9.50 based on an assumed MergeCo share price of $10.00), Public Shareholders would own in aggregate approximately 12.75% of the MergeCo Ordinary Shares on a fully-diluted basis, the Founder Holders would own in aggregate approximately 10.17% of the MergeCo Ordinary Shares on a fully-diluted basis assuming that the Sponsor does not transfer any of the Private Placement Warrants prior to the Closing or MergeCo Founder Warrants at or after the Closing, Carbon Revolution shareholders and Carbon Revolution performance rights holders would own in aggregate approximately 27.90% of the MergeCo Ordinary Shares and Yorkville Advisors would own approximately 0.03% of the MergeCo Ordinary Shares; however, the MergeCo Warrant is subject to restrictions on the timing of their exercise and may also be exercisable on a cashless basis by reference to the fair market value of the MergeCo Ordinary Shares and these percentages are therefore indicative only. Relative voting rights of the MergeCo shareholders will also slightly differ from the indicated ownership percentages because holders of the MergeCo Warrant will only have any voting rights associated therewith following the exercise of such MergeCo Warrant and receipt of the underlying shares with voting rights attached thereto.

The following question and answer beginning on page 38 of the section entitled “Questions and Answers about the Proposals for Shareholders” is amended and restated as follows:
Q.	What happens if a substantial number of Public Shareholders vote in favor of the Business Combination Proposal and exercise their redemption rights?
A.
The Public Shareholders are not required to vote “FOR” the Business Combination in order to exercise their Redemption Right. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Public Shareholders are reduced as a result of redemptions by Public Shareholders.

If a Public Shareholder exercises its redemption rights, such exercise will not result in the loss of any warrants that it may hold. Regardless of the number of Twin Ridge Ordinary Shares redeemed, each of the retained outstanding Public Warrants (which will be MergeCo Public Warrants following the Closing) would each have a value of approximately $0.0406 per warrant based on the closing price of the Public Warrants on the NYSE on September 1, 2023. If a substantial number of, but not all, Public Shareholders exercise their redemption rights, but choose to exercise their retained warrants, any non-redeeming shareholders would experience dilution to the extent such warrants are exercised and additional MergeCo Ordinary Shares are issued.
The Business Combination Agreement and Scheme Implementation Deed provide that Carbon Revolution’s obligation to consummate the Business Combination is conditioned on, among other things, the MergeCo Net Tangible Assets. The MergeCo Net Tangible Assets requires that at 8:00 a.m. on the Second Court Date, MergeCo and its subsidiaries (in the aggregate) shall be reasonably expected to have, immediately following the Implementation Date and following exercise by Twin Ridge shareholders of their Redemption Rights in accordance with the Existing Organizational Documents, at least $5,000,001 of net tangible assets (as reasonably determined by the Twin Ridge Board in accordance with Rule 3a51-1(g)(1) of the Exchange Act). In addition, in no event will Twin Ridge redeem Twin Ridge Ordinary Shares in an amount that would cause our net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) to be less than $5,000,001. The net tangible assets of MergeCo will include the net tangible assets of Carbon Revolution, as increased by the gross proceeds of the Trust Account and decreased by the transaction expenses, as well as increased by the net proceeds of any equity financing obtained by MergeCo in connection with the closing of the Business Combination. MergeCo expects net tangible assets to exceed $5,000,001 upon closing of the Business Combination even in a Maximum Redemption Scenario. Carbon Revolution has used a portion of the net proceeds of the PIUS Financing to repay existing debt, which has reduced cash and indebtedness, with minimal net impact on net tangible assets.
Additionally, as a result of redemptions, the trading market for MergeCo Ordinary Shares may be less liquid than the market for the Twin Ridge Ordinary Shares prior to the consummation of the Business Combination and we may not be able to meet the listing standards for Nasdaq Global or another national securities exchange.

The below sensitivity table shows the potential impact of redemptions on the share ownership by non-redeeming shareholders in a no redemption scenario, 25% redemption scenario, 75% redemption scenario, and the maximum redemption scenario. The sensitivity table below also sets forth the potential additional dilutive impact of each of the below additional dilution sources in each redemption scenario. The sensitivity table below excludes the Preferred Shares. The sensitivity table does not show the deferred underwriting commissions incurred in connection with the IPO in each redemption scenario because Barclays and Evercore, the representatives of the underwriters for the IPO, have each agreed to waive the deferred underwriting commissions. The information in the below sensitivity table has been rounded to the nearest whole number or the nearest decimal. Therefore, the sum of the numbers in a column may not conform exactly to the total figure given for that column in the below sensitivity table. In addition, certain percentages presented in the below sensitivity table reflect calculations based upon the underlying information prior to rounding and, accordingly, may not conform exactly to the percentages that would be derived if the relevant calculations were based upon the rounded numbers or may not sum due to rounding.
	Assuming No Redemption(1)		Assuming 25% Redemption(2)		Assuming 75% Redemption(3)		Assuming Maximum Redemption(4)
Shareholders	Ownership in Shares	Equity %	Ownership in Shares	Equity %	Ownership in Shares	Equity %	Ownership in Shares	Equity %
Holders of Twin Ridge Class A Ordinary Shares	6,266,645	25.15%	4,699,984	20.11%	1,566,661	7.73%	—	0.0%
Holders of Twin Ridge Class B Ordinary Shares(5)	5,000,000	20.06%	5,000,000	21.40%	5,000,000	24.67%	5,000,000	26.72%
Yorkville Advisors(6)	15,000	0.06%	15,000	0.06%	15,000	0.07%	15,000	0.08%
Carbon Revolution Performance Rights(7)	76,911	0.32%	76,911	0.33%	76,911	0.38%	76,911	0.41%
Existing Carbon Revolution Equityholders	13,561,373	54.42%	13,577,032	58.10%	13,608,349	67.15%	13,624,008	72.79%
Total Shares Outstanding Excluding Additional Dilution Sources	24,919,929	100.00%	23,368,927	100.00%	20,266,921	100.00%	18,715,919	100.00%
MergeCo Warrant	12,210,780	24.88%	12,210,780	25.72%	12,210,780	27.57%	12,210,780	28.60%
OIC MergeCo Warrant(9)	5,633,321	11.48%	5,586,348	11.77%	5,492,403	12.40%	5,445,431	12.76%
Committed Equity Financing(10)	6,315,789	12.87%	6,315,789	13.30%	6,315,789	14.26%	6,315,789	14.80%
Total Additional Dilution Sources	24,159,890	49.23%	24,112,917	50.78%	24,018,972	54.24%	23,972,000	56.16%
(1)
This scenario assumes that no Twin Ridge Class A Ordinary Shares are redeemed by Twin Ridge shareholders, after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting.

(2)
This scenario assumes that 1,566,661 Twin Ridge Class A Ordinary Shares are redeemed by Twin Ridge shareholders, after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting.

(3)
This scenario assumes that 4,699,984 Twin Ridge Class A Ordinary Shares are redeemed by Twin Ridge shareholders, after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting. The Business Combination Agreement and Scheme Implementation Deed provide that Carbon Revolution’s obligation to consummate the Business Combination is conditioned on, among other things, MergeCo being reasonably expected to have at least $5,000,001 of net tangible assets upon closing of the Business Combination. The net tangible assets of MergeCo will include the net tangible assets of Carbon Revolution, as increased by the gross proceeds of the Trust Account and decreased by the transaction expenses described in the table above, as well as increased by the net proceeds of any equity financing obtained by MergeCo in connection with the closing of the Business Combination. MergeCo expects net tangible assets to exceed $5,000,001 upon closing of the Business Combination even in a Maximum Redemption Scenario. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting.

(4)
This scenario assumes that 6,266,645 Twin Ridge Class A Ordinary Shares are redeemed by Twin Ridge shareholders, after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting. The Business Combination Agreement and Scheme Implementation Deed provide that Carbon Revolution’s obligation to consummate the Business Combination is conditioned on, among other things, MergeCo being reasonably expected to have at least $5,000,001 of net tangible assets upon closing of the Business Combination. The net tangible assets of MergeCo will include the net tangible assets of Carbon Revolution, as increased by the gross proceeds of the Trust Account and decreased by the transaction expenses described in the table above, as well as increased by the proceeds of any equity financing obtained by MergeCo in connection with the closing of the Business Combination. MergeCo expects net tangible assets to exceed $5,000,001 upon closing of the Business Combination even in a Maximum Redemption Scenario. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting.
(5)
Excludes 327,203 of the Sponsor’s Twin Ridge Class B Ordinary Shares that shall automatically be forfeited and surrendered to Twin Ridge for no additional consideration immediately prior to the consummation of the Merger and conditioned upon the consummation of the Merger.

(6)	Represents the commitment fee of 15,000 MergeCo Ordinary Shares issued to Yorkville Advisors in connection with the Committed Equity Financing which takes effect at Closing.
(7)
Consists of performance rights, as of September 1, 2023. Such securities will be cancelled and converted into Carbon Revolution ordinary shares on or prior to the Scheme Record Date. These 76,911 performance rights relate to performance rights currently on issue under Carbon Revolution’s STI plans. All options and performance rights issued under Carbon Revolution’s LTI plans will be cancelled.

(8)
The Equity % with respect to each Additional Dilution Source set forth above, including the Total Additional Dilution Sources, includes the full amount of shares issued with respect to the applicable Additional Dilution Source in the numerator and the full amount of shares issued with respect to the Total Additional Dilution Sources in the denominator, based on the stated assumptions. For example, in the 25% redemption scenario, the Equity % with respect to the MergeCo Warrants would be calculated as follows: (a) 12,210,780 MergeCo Ordinary Shares issued pursuant to the MergeCo Warrants; divided by (b) (i) 23,445,745 MergeCo Ordinary Shares (the number of MergeCo Ordinary Shares outstanding prior to any issuance pursuant to the MergeCo Warrants, OIC MergeCo Warrants or Carbon Revolution Performance Rights) plus (ii) 12,210,780 MergeCo Ordinary Shares issued pursuant to the MergeCo Warrants, 5,586,348 MergeCo Ordinary Shares issued pursuant to the OIC MergeCo Warrants and 6,315,789 pursuant to the Committed Equity Financing assuming conversion at $9.50 (see footnote 9 below). MergeCo intends to grant initial equity incentive awards with respect to a number of MergeCo Ordinary Shares equal to 5% of the number of issued and outstanding MergeCo Ordinary Shares immediately after the closing of the Business Combination (such number of issued and outstanding MergeCo Ordinary Shares, the “Total Shares Outstanding”) promptly following MergeCo’s eligibility to register the issuance of such awards on Form S-8, which is expected to occur 60 days after the closing of the Business Combination. Such awards may take the form of MergeCo Ordinary Shares or other instruments such as options or rights with respect to MergeCo Ordinary Shares. Under the terms of the Scheme Implementation Deed, Carbon Revolution must seek the consent of Twin Ridge (not to be unreasonably withheld) in relation to the form and quantum of any employee or director short-term or long-term incentive or similar arrangements in excess of such 5% limitation. The total number of MergeCo Ordinary Shares reserved for issuance upon grant of equity incentive awards thereafter is expected to equal approximately 8% of the Total Shares Outstanding (for an aggregate of 13% of the Total Shares Outstanding, inclusive of the initial equity incentive awards).

(9)
The terms of the OIC MergeCo Warrant provide that the OIC MergeCo Warrant will be exercisable for additional shares if MergeCo Ordinary Shares are issued pursuant to any award made under any equity incentive or similar plan prior to the second anniversary of the closing of the Business Combination. The number of MergeCo Ordinary Shares included pursuant to the OIC MergeCo Warrant assumes the MergeCo Ordinary Shares reserved for issuance upon grant of equity incentive awards that is expected to equal approximately 8% of the Total Shares Outstanding (for an aggregate of 13% of the Total Shares Outstanding, inclusive of the initial equity incentive awards) are issued prior to the second anniversary of the closing of the Business Combination. In the event that less than the amount reserved for issuance is issued prior to the second anniversary of the closing of the Business Combination, the number of shares issuable under the OIC MergeCo Warrant will be lower.

(10)
Represents the issuance of 6,315,789 MergeCo Ordinary Shares pursuant to the Committed Equity Financing, based on the stated assumptions. The terms of the Committed Equity Financing provide for a purchase price equal to 95% or 97% of the volume-weighted average price of MergeCo Ordinary Shares for a specified period, depending upon which specified period is selected. This amount assumes conversion at $9.50, which is the lower of such purchase prices, assuming the volume-weighted average price is equal to the assumed trading price of $10.00 per share the deemed value of MergeCo Ordinary Shares in the Business Combination for determining the number of MergeCo Ordinary Shares issuable to holders of Carbon Revolution Shares and assumes the issuance of all shares issuable pursuant to the terms of the Equity Purchase Agreement. The actual trading price of MergeCo Ordinary Shares may be lower than $10.00, which would result in a lower conversion price for the purpose of the Committed Equity Financing and therefore greater dilution to other MergeCo shareholders.

The first paragraph on page 44 is revised to update the deadline for redemptions:
Public Shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination, whether or not they were holders of Twin Ridge Class A Ordinary Shares as of the Record Date or acquired their shares after the Record Date. The redemptions will be effectuated in accordance with the Existing Organizational Documents and Cayman Islands law. Any Public Shareholder who holds Twin Ridge Class A Ordinary Shares on or before September 29, 2023 (two Business Days before the General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, at the completion of the Business Combination; provided that such Public Shareholders follow the procedures provided for exercising such redemption as set forth in the Existing Organizational Documents, as described below, by such date. However, the proceeds held in the Trust Account could be subject to claims that could take priority over those of Public Shareholders exercising such redemption right, regardless of whether such holders vote for or against the Business Combination Proposal and whether such holders are holders of Twin Ridge Class A Ordinary Shares as of the Record Date. Therefore, the per-share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. A Public Shareholder will be entitled to receive cash for these shares only if the Business Combination is completed. For more information, see “General Meeting of Twin Ridge’s Shareholders—Redemption Rights”.
The sentence beginning on page 44 is revised to update the deadline for redemptions:
If you are a Public Shareholder and you seek to have your shares redeemed, you must demand redemption no later than 5:00 p.m., Eastern Time, on September 29, 2023 (two Business Days before the General Meeting) by (a) submitting a written request to the Transfer Agent that Twin Ridge redeem such holder’s Public Shares for cash, (b) affirmatively certifying in such request to the Transfer Agent for redemption if such holder is acting in concert or as a “group” (as defined in Section 13 d-3 of the Exchange Act) with any other shareholder with respect to Twin Ridge Ordinary Shares and (c) delivering their Twin Ridge Ordinary Shares, either physically or electronically using DTC’s DWAC system, at the holder’s option, to the Transfer Agent prior to the General Meeting.
The last sentence on page 46 is revised to update the deadline for redemptions:
No. Holders of issued and outstanding Twin Ridge Units must elect to separate the Twin Ridge Units into the underlying Public Shares and Public Warrants prior to exercising redemption right with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the units into the underlying Public Shares and Public Warrants, or if you hold units registered in your own name, you must contact the Transfer Agent directly and instruct them to do so. The redemption right includes the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares. You are requested to cause your Public Shares to be separated and delivered to the Transfer Agent by 5:00 p.m., Eastern Time, on September 29, 2023 (two Business Days before the General Meeting) in order to exercise your redemption right with respect to your Public Shares.

Supplemental Risk Factor Disclosure
The last paragraph on page 48 is revised as set forth below:
Further, with respect to the New Debt Program, if the Business Combination is materially delayed (i) and if the Group does not raise additional funds through other sources, the Group may be in default of the liquidity covenant and therefore reliant on Newlight Capital LLC, an affiliate of PIUS and the servicer and collateral agent under the various loan documents (“Servicer”) waiving such default in order to avoid the consequences of a default under the New Debt Program documents; and (ii) the Group would be in breach of the covenant to complete the Business Combination by September 30, 2023, and would have 60 days to cure such breach in order to avoid the consequences of a default under the New Debt Program documents.
The second to last paragraph on page 49 is revised as set forth below:
Under the New Debt Program, if Carbon Revolution does not complete a US$60 million Qualified Capital Raise (as defined in the program documentation), including the issuance of equity or subordinated debt that does not require certain payments until at least 180 days after the repayment of the debt program, by December 31, 2023, then either (i) an additional 5% of the debt amount (US$3 million) or (ii) if no event of default has occurred, $1,500,000 in cash and 500,000 MergeCo Ordinary Shares (unless the Business Combination does not occur by September 30, 2023 and is not cured within 60 days) would be required to be repaid upon the earlier of our refinancing of an outstanding loan or the maturity of the debt. If Carbon Revolution or MergeCo does not complete a US$45 million Qualified Capital Raise, either (i) an additional 5% (being 10% in total and inclusive of the requirement in the preceding sentence) of the debt amount (being US$6 million in total, inclusive of the requirement in the preceding sentence) or (ii) if no event of default has occurred, $1.5 million in cash and 500,000 MergeCo Ordinary Shares reduced by one MergeCo Ordinary Share for every $30 million raised over $45 million (unless the Business Combination does not occur by September 30, 2023 and is not cured within 60 days) is to be repaid over the life of the debt program. Drawdowns under the Committed Equity Financing do not qualify as a Qualified Capital Raise.
The fifth paragraph on page 51 and the first part of the sixth paragraph are revised as set forth below:
Under the New Debt Program, if Carbon Revolution does not complete a US$60 million Qualified Capital Raise (as defined in the program documentation), including the issuance of equity or subordinated debt that does not require certain payments until at least 180 days after the repayment of the debt program, by December 31, 2023, then either (i) an additional 5% of the debt amount (US$3 million) or (ii) if no event of default has occurred, $1,500,000 in cash and 500,000 MergeCo Ordinary Shares (unless the Business Combination does not occur by September 30, 2023 and is not cured within 60 days) would be required to be repaid between January 1, 2024 and the maturity of the debt. If Carbon Revolution or MergeCo does not complete a US$45 million Qualified Capital Raise, either (i) an additional 5% (being 10% in total and inclusive of the requirement in the preceding sentence) of the debt amount (being US$6 million in total, inclusive of the requirement in the preceding sentence) or (ii) if no event of default has occurred, $1.5 million in cash and 500,000 MergeCo Ordinary Shares reduced by one MergeCo Ordinary Share for every $30 million raised over $45 million (unless the Business Combination does not occur by September 30, 2023 and is not cured within 60 days) is to be repaid over the life of the debt program. Drawdowns under the Committed Equity Financing do not qualify as a Qualified Capital Raise. In addition, under the terms of the grant from the Australian Federal Government for MMI, Carbon Revolution is prohibited from granting a security interest and we are required to seek their consent to be able to grant a security interest within 90 days of the New Debt Program. If we fail to obtain consent, we would be in breach of the terms of the New Debt Program.
The New Debt Program documents also provide that the failure to complete the Business Combination by September 30, 2023 would be a breach of the relevant covenant, giving rise to an event of default, subject to a 60-day cure period and contains other customary events of default, including (amongst other things):
The text set forth below is added after the third paragraph on page 50:
There are no assurances as to when the closing conditions for the OIC Financing for the Initial Closing, the Reserve Release Closings or Subsequent Closings will be satisfied or whether the OIC Financing will be consummated at all.
On September 18, 2023, MergeCo entered into the OIC Purchase Agreement with the OIC Investors and Carbon Revolution (for the limited purposes set forth therein), pursuant to which MergeCo agreed to sell (i) up to an aggregate of 1,100 Preferred Shares, which are not convertible into MergeCo Ordinary Shares, and (ii) the OIC MergeCo Warrant to acquire the OIC Warrant Shares. However, the Initial Closing, Reserve Release Closings and Subsequent Closings of the OIC Financing and receipt of funding are subject to closing conditions and other impediments to closing, including some that are beyond our control, and we may not be able to close on the terms described herein or at all. Some of the closing conditions to the Initial Closing include, but are not limited to, taking certain steps in connection with obtaining certain consents, MergeCo’s shares having been approved to be listed on the NYSE American or Nasdaq, no material amendment to the Business Combination Agreement shall have occurred and the entry into certain commercial arrangements. For example, in connection with the Initial Closing, we are required to secure deferral agreements with our advisors for our transaction costs and there is no assurance we will be able to secure such deferral agreements. In addition, Subsequent Closings under the OIC Purchase Agreement may take place within twenty-four months following the Initial Closing, with such proceeds to be used for the development, construction, and/or retooling of future manufacturing facilities. The conditions precedent for such Subsequent Closings include MergeCo’s adherence with an Investor-approved budget, delivery of a capex plan to the OIC Investors regarding the use of Subsequent Closing proceeds, the listing of the Ordinary Shares on the NYSE American or Nasdaq, and the approval of the transaction by the OIC Investors’ investment committee in its sole discretion, among other closing requirements. Similarly, the Reserve Release Closings are subject to the satisfaction of certain performance metrics and/or the obtaining of additional financing by Carbon Revolution. There are no assurances that the closing conditions to an Initial Closing, a Reserve Release Closing or a Subsequent Closing under the OIC Purchase Agreement will be satisfied. See above “OIC Financing” for a description of the OIC Financing.
If we are unable to meet the closing conditions for one or more of the Initial Closing, the Reserve Release Closings or Subsequent Closings of the OIC Financing, we may be forced to renegotiate the OIC Financing on less advantageous terms and could fail to consummate the OIC Financing at all. If we are unable to close the OIC Financing, it would significantly alter our business strategy, impede our prospects for growth and we may become illiquid. Further, we may not be able to identify suitable financing to replace the OIC Financing, and even if we were to do so, we may only be able to consummate them on less advantageous terms.
The terms of the OIC Financing impose obligations on us or restrict our ability to engage in some business activities, which could materially adversely affect our business, results of operations and financial condition.
The OIC Financing Documents contain obligations and other financial and operating covenants that place restrictions on MergeCo. For example, prior to the Initial Closing, MergeCo is required to operate its business in the ordinary course of business and is restricted from incurring fees, expenses, costs or other liabilities in excess of a budget approved by the Board without the consent of the OIC Investors. In addition, prior to the Initial Closing, MergeCo has agreed to not directly or indirectly solicit or initiate additional interest for a Competing Transaction or participate in discussions or negotiations with another party with respect to a Competing Transaction. Further, MergeCo has provided the OIC Investors a right of first offer for 24 months from the Initial Closing date, has agreed to use best efforts to obtain aggregate gross proceeds of $20 million in one or more transactions by a certain date. From the Initial Closing and until all the Preferred Shares are redeemed in full, the MergeCo board of directors cannot undertake certain matters (i.e., the Structured Voting Rights Matters) without the prior written consent of the holders of a majority of the Preferred Shares then in issue, including, but not limited to, the issuance of securities having rights senior or pari passu to the Preferred Shares, the entry into a material contract, the disposal of assets above a certain amount, undertaking a change of control transaction, senior management changes, the adoption of an operating or capital expenditures budget, incurring general and administrative expenses above amounts set forth in a budget, making capital expenditures above a certain amount or entering into joint ventures. These restrictive covenants reduce our flexibility in conducting our operations, limit our flexibility in planning for, or reacting to, changes in our business and industry, and limit our ability to engage in activities that may be in our long-term best interest, including the ability to take advantage of other business opportunities that may arise, any of which could materially adversely affect our growth prospects, future operating results and financial condition.
In the event of certain triggers under our MergeCo Amended and Restated Memorandum and Articles of Association, holders of Preferred Shares will gain certain governance and control rights.
In connection with the OIC Financing, the MergeCo Amended and Restated Memorandum and Articles of Association provide that from and after the occurrence of a Springing Rights Event until (a) all of the Preferred

Shares are redeemed in full or (b) if earlier, in the case of a Springing Rights Event occurring other than from a failure to effect a mandatory redemption of the Preferred Shares, until the non-compliance by MergeCo with the relevant obligations referred to therein giving rise to the Springing Rights Event (x) if capable of rectification, is rectified to the satisfaction of the holders of a majority of the Preferred Shares in issue or (y) is otherwise waived in writing by the holders of a majority of the Preferred Shares, such holders shall be entitled to direct the directors of MergeCo with respect to certain “Springing Rights Matters” (as set out in Schedule 2 of the MergeCo Amended and Restated Memorandum and Articles of Association), which include the entrance into, termination of, or amendment to certain material contracts, determination of operating and capex budgets, actions related to management hiring, termination, and compensation, issuance or redemption of securities, and the initiation or undertaking of a change of control transaction, among other matters. If a Springing Rights Event were to occur, MergeCo’s directors and management may have reduced flexibility in conducting our operations and engaging in activities that they may otherwise consider to be in the best interests of MergeCo, including entering into certain contracts, determining our budgets, actions related to hiring, the issuance and redemption of securities or a change of control transaction, any of which could materially adversely affect our growth prospects, future operating results and financial condition. In addition, in exercising their consent rights in respect of the Structured Voting Rights Matters, the holders of a majority of the Preferred Shares may withhold consent to various actions that the directors of MergeCo may otherwise consider to be in the best interests of MergeCo.
Our ability to raise capital is partially subject to receipt of the consent of the holders of the OIC MergeCo Warrant; if we do not receive such consent from such holders and/or are unable to raise the requisite amount of capital, our financial condition business, operations and growth plans will be adversely affected.
Subject to certain conditions and limitations, the OIC MergeCo Warrant contains restrictions on MergeCo’s ability to raise equity capital in certain circumstances. MergeCo shall obtain the consent of the holders of the OIC MergeCo Warrant prior to (i) issuing Ordinary Shares at a price per share lower than the Maximum Discount of 25%; (ii) issuing Ordinary Shares such that the holders of the OIC MergeCo Warrant would be diluted to less than 10% of the aggregate number of outstanding Ordinary Shares calculated on a fully-diluted basis; or (iii) amending the MergeCo Amended and Restated Memorandum and Articles of Association in a way that would be materially adverse to the holders of the OIC MergeCo Warrant. If we do not receive the consent of the OIC MergeCo Warrant holders in the event we try to raise additional equity capital, our business, prospects, financial condition, results of operation and ability to operate will be materially and adversely affected, and we may be required to implement further cost reduction strategies.
The following risk factor beginning on page 98 is amended and restated as follows:
The Public Shareholders will experience immediate dilution as a consequence of the issuance of MergeCo Ordinary Shares as consideration in the Business Combination.
The issuance of additional MergeCo Ordinary Shares in the Business Combination, including the issuance of any MergeCo Ordinary Shares after the Closing of the Business Combination pursuant to the Equity Purchase Agreement, will dilute the equity interests of our existing shareholders and may adversely affect prevailing market prices for the Public Shares and/or Public Warrants. The Public Shareholders who do not redeem their public shares may experience dilution from several additional sources to varying degrees in connection with and after the Business Combination. Additionally, MergeCo following the Closing may determine, subject to the receipt of any shareholder or stock exchange approvals that may be required, to issue additional MergeCo Ordinary Shares or other equity securities of equal or senior rank in connection with privately negotiated transactions following the consummation of the Business Combination.
The issuance of additional MergeCo Ordinary Shares (or other equity securities of equal or senior rank) could have the following effects for holders of Public Shares who elect not to redeem their shares:
•	your proportionate ownership interest in MergeCo following the Closing will decrease;
•	the relative voting strength of each previously outstanding share of MergeCo Ordinary Shares following the Business Combination will be diminished; or
•	the market price of the MergeCo Ordinary Shares and the Public Warrants may decline.

The below sensitivity table shows the potential impact of redemptions on share ownership by non-redeeming shareholders in a no redemption scenario, 25% redemption scenario, 75% redemption scenario, and the maximum redemption scenario. The sensitivity table below also sets forth the potential additional dilutive impact of each of the below additional dilution sources in each redemption scenario. The sensitivity table below excludes the Preferred Shares. The sensitivity table does not show the deferred underwriting commissions incurred in connection with the IPO in each redemption scenario because Barclays and Evercore, the representatives of the underwriters for the IPO, have each agreed to waive the deferred underwriting commissions. The information in the below sensitivity table has been rounded to the nearest whole number or the nearest decimal. Therefore, the sum of the numbers in a column may not conform exactly to the total figure given for that column in the below sensitivity table. In addition, certain percentages presented in the below sensitivity table reflect calculations based upon the underlying information prior to rounding and, accordingly, may not conform exactly to the percentages that would be derived if the relevant calculations were based upon the rounded numbers or may not sum due to rounding.
	Assuming No Redemption(1)		Assuming 25% Redemption(2)		Assuming 75% Redemption(3)		Assuming Maximum Redemption(4)
Shareholders	Ownership in Shares	Equity %	Ownership in Shares	Equity %	Ownership in Shares	Equity %	Ownership in Shares	Equity %
Holders of Twin Ridge Class A Ordinary Shares	6,266,645	25.15%	4,699,984	20.11%	1,566,661	7.73%	—	0.00%
Holders of Twin Ridge Class B Ordinary Shares(5)	5,000,000	20.06%	5,000,000	21.40%	5,000,000	24.67%	5,000,000	26.72%
Yorkville Advisors(6)	15,000	0.06%	15,000	0.06%	15,000	0.07%	15,000	0.08%
Carbon Revolution Performance Rights(7)	76,911	0.32%	76,911	0.33%	76,911	0.38%	76,911	0.41%
Existing Carbon Revolution Equityholders	13,561,373	54.42%	13,577,032	58.10%	13,608,349	67.15%	13,624,008	72.79%
Total Shares Outstanding Excluding Additional Dilution Sources	24,919,929	100.00%	23,368,927	100.00%	20,266,921	100.00%	18,715,919	100.00%
MergeCo Warrant	12,210,780	24.88%	12,210,780	25.72%	12,210,780	27.57%	12,210,780	28.60%
OIC MergeCo Warrant(9)	5,633,321	11.48%	5,586,348	11.77%	5,492,403	12.40%	5,445,431	12.76%
Committed Equity Financing(10)	6,315,789	12.87%	6,315,789	13.30%	6,315,789	14.26%	6,315,789	14.80%
Total Additional Dilution Sources	24,159,890	49.23%	24,112,917	50.78%	24,018,972	54.24%	23,972,000	56.16%
(1)
This scenario assumes that no Twin Ridge Class A Ordinary Shares are redeemed by Twin Ridge shareholders, after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting.

(2)
This scenario assumes that 1,566,661 Twin Ridge Class A Ordinary Shares are redeemed by Twin Ridge shareholders, after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting.

(3)
This scenario assumes that 4,699,984 Twin Ridge Class A Ordinary Shares are redeemed by Twin Ridge shareholders, after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting.

(4)
This scenario assumes that 6,266,645 Twin Ridge Class A Ordinary Shares are redeemed by Twin Ridge shareholders, after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting after taking into account shares redeemed by Twin Ridge shareholders in connection with the Extension Meeting. The Business Combination Agreement and Scheme Implementation Deed provide that Carbon Revolution’s obligation to consummate the Business Combination is conditioned on, among other things, MergeCo being reasonably expected to have at least $5,000,001 of net tangible assets upon closing of the Business Combination. The net tangible assets of MergeCo will include the net tangible assets of Carbon Revolution, as increased by the gross proceeds of the Trust Account and decreased by the transaction expenses described in the table above, as well as increased by the proceeds of any equity financing obtained by MergeCo in connection with the closing of the Business Combination. MergeCo expects net tangible assets to exceed $5,000,001 upon closing of the Business Combination even in a Maximum Redemption Scenario. See “Business of Twin Ridge and Certain Information About Twin Ridge—Extension of Time to Complete a Business Combination” for more information on the Extension Meeting.

(5)
Excludes 327,203 of the Sponsor’s Twin Ridge Class B Ordinary Shares that shall automatically be forfeited and surrendered to Twin Ridge for no additional consideration immediately prior to the consummation of the Merger and conditioned upon the consummation of the Merger.

(6)	Represents the commitment fee of 15,000 MergeCo Ordinary Shares issued to Yorkville Advisors in connection with the Committed Equity Financing which takes effect at Closing.
(7)
Consists of performance rights, as of September 1, 2023. Such securities will be canceled and converted into Carbon Revolution ordinary shares on or prior to the Scheme Record Date. These 76,911 performance rights relate to performance rights currently on issue under Carbon Revolution’s STI plans. All options and performance rights issued under Carbon Revolution’s LTI plans will be cancelled.

(8)
The Equity % with respect to each Additional Dilution Source set forth above, including the Total Additional Dilution Sources, includes the full amount of shares issued with respect to the applicable Additional Dilution Source in the numerator and the full amount of shares issued with respect to the Total Additional Dilution Sources in the denominator, based on the stated assumptions. For example, in the 25% redemption scenario, the Equity % with respect to the MergeCo Warrant would be calculated as follows: (a) 12,210,780 MergeCo Ordinary Shares issued pursuant to the MergeCo Warrant; divided by (b) (i) 23,445,745 MergeCo Ordinary Shares (the number of MergeCo Ordinary Shares outstanding prior to any issuance pursuant to the MergeCo Warrant, OIC MergeCo Warrant or Carbon Revolution Performance Rights) plus (ii) 12,210,780 MergeCo Ordinary Shares issued pursuant to the MergeCo Warrant, 5,586,348 MergeCo Ordinary Shares issued pursuant to the OIC MergeCo Warrant and 6,315,789 pursuant to the Committed Equity Financing assuming conversion at $9.50 (see footnote 9 below). MergeCo intends to grant initial equity incentive awards with respect to a number of MergeCo Ordinary Shares equal to 5% of the number of issued and outstanding MergeCo Ordinary Shares immediately after the closing of the Business Combination (such number of issued and outstanding MergeCo Ordinary Shares, the “Total Shares Outstanding”) promptly following MergeCo’s eligibility to register the issuance of such awards on Form S-8, which is expected to occur 60 days after the closing of the Business Combination. Such awards may take the form of MergeCo Ordinary Shares or other instruments such as options or rights with respect to MergeCo Ordinary Shares. Under the terms of the Scheme Implementation Deed, Carbon Revolution must seek the consent of Twin Ridge (not to be unreasonably withheld) in relation to the form and quantum of any employee or director short-term or long-term incentive or similar arrangements in excess of such 5% limitation. The total number of MergeCo Ordinary Shares reserved for issuance upon grant of equity incentive awards thereafter is expected to equal approximately 8% of the Total Shares Outstanding (for an aggregate of 13% of the Total Shares Outstanding, inclusive of the initial equity incentive awards).

(9)
The terms of the OIC MergeCo Warrant provide that the OIC MergeCo Warrant will be exercisable for additional shares if MergeCo Ordinary Shares are issued pursuant to any award made under any equity incentive or similar plan prior to the second anniversary of the closing of the Business Combination. The number of MergeCo Ordinary Shares included pursuant to the OIC MergeCo Warrant assumes the MergeCo Ordinary Shares reserved for issuance upon grant of equity incentive awards that is expected to equal approximately 8% of the Total Shares Outstanding (for an aggregate of 13% of the Total Shares Outstanding, inclusive of the initial equity incentive awards) are issued prior to the second anniversary of the closing of the Business Combination. In the event that less than the amount reserved for issuance is issued prior to the second anniversary of the closing of the Business Combination, the number of shares issuable under the OIC MergeCo Warrant will be lower.

(10)
Represents the issuance of 6,315,789 MergeCo Ordinary Shares pursuant to the Committed Equity Financing, based on the stated assumptions. The terms of the Committed Equity Financing provide for a purchase price equal to 95% or 97% of the volume-weighted average price of MergeCo Ordinary Shares for a specified period, depending upon which specified period is selected. This amount assumes conversion at $9.50, which is the lower of such purchase prices, assuming the volume-weighted average price is equal to the assumed trading price of $10.00 per share the deemed value of MergeCo Ordinary Shares in the Business Combination for determining the number of MergeCo Ordinary Shares issuable to holders of Carbon Revolution Shares and assumes the issuance of all shares issuable pursuant to the terms of the Equity Purchase Agreement. The actual trading price of MergeCo Ordinary Shares may be lower than $10.00, which would result in a lower conversion price for the purpose of the Committed Equity Financing and therefore greater dilution to other MergeCo shareholders.

The last paragraph on page 109 is revised to update the deadline for redemptions:
A Public Shareholder will be entitled to receive cash for any Public Shares to be redeemed only if such Public Shareholder: (i)(a) holds Public Shares, or (b) if the Public Shareholder holds Public Shares through Twin Ridge Units, the Public Shareholder elects to separate its units into the underlying Public Shares and Public Warrants prior to exercising its Redemption Right with respect to the Public Shares; (ii) submits a written request to the Transfer Agent, in which it (a) requests that Twin Ridge redeem all or a portion of its Public Shares for cash and (b) identifies itself as a beneficial holder of the Public Shares and provides its legal name, phone number and address; and (iii) delivers its share certificates (if any) and other redemption forms to the Transfer Agent, physically or electronically through DTC. Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on September 29, 2023 (two Business Days before the initially scheduled vote at the General Meeting) in order for their shares to be redeemed. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and, the Transfer Agent, will need to act to facilitate this request.

Revised Disclosure to General Meeting Of Twin Ridge’s Shareholders
The first sentence on page 118 is revised to update the General Meeting date:
This proxy statement/prospectus is being provided to Twin Ridge’s shareholders as part of a solicitation of proxies by the Twin Ridge Board for use at the General Meeting of Twin Ridge’s shareholders to be held on October 3, 2023, and at any adjournment or postponement thereof. This proxy statement/prospectus contains important information regarding the General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
Date, Time and Place of General Meeting
The first paragraph on page 118 is revised to update the General Meeting date:
The General Meeting of Twin Ridge’s shareholders will be held on October 3, 2023 at 11:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, and via a live webcast at https://www.cstproxy.com/twinridgecapitalac/sm2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
Redemption Rights
The second subsection (ii) under the first paragraph on page 120 is revised to update the deadline for redemptions:
(ii). prior to 5:00 p.m., Eastern Time, on September 29, 2023, (a) submit a written request to the Transfer Agent in which you (i) request that Twin Ridge redeem all or a portion of your Public Shares for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and (b) deliver your Public Shares to Continental Stock Transfer & Trust Company, Twin Ridge’s transfer agent, physically or electronically through DTC.
The second paragraph under the section on page 120 is revised to update the deadline for redemptions:
Public Shareholders may seek to have their Public Shares redeemed by Twin Ridge, regardless of whether they vote for or against the Business Combination Proposal or any other Shareholder Proposal and whether they held Public Shares as of the Record Date or acquired them after the Record Date. Any Public Shareholder who holds Twin Ridge Ordinary Shares on or before September 29, 2023 (two Business Days before the General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. For illustrative purposes, based on funds in the Trust Account of approximately $66,682,853 on September 1, 2023 and including anticipated additional interest through the closing of the Business Combination (assuming interest accrues at recent rates and no additional tax payments are made out of the Trust Account), the estimated per share redemption price is expected to be approximately $10.64. A Public Shareholder who has properly tendered his, her or its Public Shares for redemption will be entitled to receive his, her or its pro rata portion of the aggregate amount then on deposit in the Trust Account in cash for such shares only if the Business Combination is completed. If the Business Combination is not completed, the redemptions will be canceled and the tendered shares will be returned to the relevant Public Shareholders as appropriate.
The last paragraph on page 120 is revised to update the deadline for redemptions:
Public Shareholders who seek to redeem their Public Shares must demand redemption no later than 5:00 p.m., Eastern Time, on September 29, 2023 (two Business Days before the General Meeting) by (a) submitting a written request to the Transfer Agent that Twin Ridge redeem such holder’s Public Shares for cash, (b) affirmatively certifying in such request…
Supplemental Business Combination Agreement, Scheme Implementation Deed and Ancillary Documents Disclosure
The following paragraph is to be added in the section entitled “The Business Combination Agreement, Scheme Implementation Deed and Ancillary Documents” after the first paragraph on page 139 as follows:
Scheme Implementation Deed Amendment
On September 21, 2023, we amended the Scheme Implementation Deed following the execution of the OIC Financing (the “Scheme Implementation Amendment”). Under the terms of the Scheme Implementation

Amendment, the parties agreed to revise the merger ratio from 0.0877 MergeCo Ordinary shares per Carbon Revolution share to between 0.0640 and 0.0643 MergeCo Ordinary Shares per Carbon Revolution share (depending on the redemption rate of Twin Ridge’s Class A Ordinary Shares), subject to obtaining a necessary order of the Federal Court of Australia and any alterations or conditions made or required by the court. In addition, the End Date was amended to be November 30, 2023 and the parties consented to the OIC Financing described above and the entry into fee deferral arrangements with various advisors and other vendors to Carbon Revolution, MergeCo and Twin Ridge with respect to certain transaction expenses.
The following paragraph in the section entitled “The Business Combination Agreement, Scheme Implementation Deed and Ancillary Documents” on page 146 is amended and restated as follows:
Termination of the Scheme Implementation Deed
The Scheme Implementation Deed may be terminated under certain circumstances, including: (a) by either party if (i) the Scheme has not, or will not, become Effective (as defined in the Scheme Implementation Deed) on or before November 30, 2023 (the “End Date”), (ii) Carbon Revolution shareholders have not agreed to the Scheme and Capital Reduction at the Scheme Meeting by the requisite majorities (iii) if certain conditions precedent are not satisfied by the earlier of the End Date or the time and date that specifically apply to that condition and such conditions precedent have not been waived or (iv) at any time before 8:00 a.m. on the Second Court Date if the Court or another Australian, U.S. or Irish Government Agency (including any other court) has taken any action permanently restraining or otherwise prohibiting or preventing the Scheme or the Business Combination, or has refused to do anything necessary to permit the Business Combination to be implemented by the End Date, and the action or refusal has become final and cannot be appealed or reviewed or the party, acting reasonably, believes that there is no realistic prospect of an appeal or review succeeding by the End Date; (b) by Twin Ridge if at any time prior to 8:00 a.m. on the Second Court Date (i) there is a Carbon Revolution Prescribed Occurrence or Carbon Revolution Regulated Event (as those terms are defined in the Scheme Implementation Deed), (ii) any member of the Carbon Revolution Board fails to recommend the Scheme and the Capital Reduction, adversely changes, withdraws or adversely modifies or qualifies his or her support of the Scheme or recommendation in favor of the transaction or otherwise makes a public statement indicating that such director no longer recommends the transaction or recommends, supports or endorses another transaction, or (iii) if in any circumstances Carbon Revolution enters into any legally binding agreement, arrangement or understanding giving effect to any actual, proposed or potential competing proposal (c) by Carbon Revolution if (i) there is a Twin Ridge Prescribed Occurrence (as defined in the Scheme Implementation Deed), (ii) any member of the Twin Ridge Board fails to recommend the transaction or that Twin Ridge shareholders should vote in favor of the Required Twin Ridge Shareholder Proposals and SPAC Extension Proposals (as defined in the Scheme Implementation Deed), withdraws, adversely changes, adversely modifies or adversely qualifies their support of the transaction or their recommendation that Twin Ridge’s shareholders vote in favor of the Required Twin Ridge Shareholder Proposals and SPAC Extension Proposals (as defined in the Scheme Implementation Deed) or makes a public statement indicating that such director no longer supports such proposals or recommends, supports or endorses a Competing Transaction, (ii) if Twin Ridge enters into a Competing Transaction, (iii) Twin Ridge has not by March 8, 2023 obtained shareholder approval to extend the deadline completing a business combination as necessary to at least May 31, 2023 or such other date as the parties reasonably agree or (iv) if the Carbon Revolution Board or a majority of the Carbon Revolution Board has changed, withdrawn, modified or qualified its recommendation as permitted under the Scheme Implementation Deed. (d) by Twin Ridge or Carbon Revolution, on or prior to 8:00 a.m. on the Second Court Date, if the other party is in material breach of a term of the Scheme Implementation Deed, written notice of the breach is given to the party and the party in breach has failed to remedy the breach within 10 Business Days (or any shorter period ending on the Second Court Date) after notice thereof, (e) if agreed in writing by Twin Ridge and Carbon Revolution, and (f) if the Business Combination Agreement is terminated in accordance with its terms.
Amendment and Restatement of Unaudited Pro Forma Condensed Combined Financial Information
The text beginning on page 191 entitled “Unaudited Pro Forma Condensed Combined Financial Information” is amended and restated as set forth below:
Introduction
MergeCo is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

MergeCo was formed on July 5, 2017 as a private limited liability company incorporated in Ireland under the name “Poppetell Limited” and changed its name on December 6, 2022 to “Carbon Revolution Limited” for the purpose of effecting the Business Combination described herein. MergeCo was re-registered as a public limited company on May 29, 2023, upon which its name changed to “Carbon Revolution Public Limited Company”. MergeCo, as a shell company, has no assets and liabilities and does not operate any business. Accordingly, no financial statements of MergeCo have been included in this proxy statement/prospectus.
The following unaudited pro forma condensed combined financial information presents the historical financial statements of Carbon Revolution Limited, a company incorporated in Australia (“Carbon Revolution”) and Twin Ridge Capital Acquisition Corp., an exempted company incorporated in the Cayman Islands (“Twin Ridge”), adjusted to give effect to the transactions that were entered into in contemplation of, or that are contemplated by, the Scheme Implementation Deed and the Business Combination Agreement (the “Pro Forma Transactions”).
The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined financial information comprises:
•	A condensed combined statement of financial position as of December 31, 2022 assuming the transaction was consummated on that date; and
•
A condensed combined statement of comprehensive income for the year ended June 30, 2022 and six months ended December 31, 2022 assuming the transaction was consummated as of July 1, 2021, at the commencement of the earliest period presented.

The unaudited pro forma condensed combined financial information gives effect to the following:
•	The exchange of shares between MergeCo, Carbon Revolution and Twin Ridge as a result of the Scheme Implementation Deed and the Business Combination Agreement and associated transaction costs; and
•	The issuance of shares as a commitment fee as consideration for the CEF (as defined below) upon completion of the Business Combination; and
•	The issuance of preferred shares and warrants pursuant to the OIC securities purchase agreement that is effective on completion of the Business Combination and receipt of the proceeds therefrom; and
•	The partial deferral of Twin Ridge transaction costs on completion of the Business Combination.
The PIUS Financing entered into by Carbon Revolution Limited in May 2023, as amended, provides it with $60 million USD of borrowings to be repaid over 4 years. The financing terms require consummation of the Business Combination by September 30, 2023. If not achieved, then Carbon Revolution would be in breach thereof within 60 days. The financing terms require consummation of the Business Combination by September 30, 2023. If not achieved, then any breach may be cured within 60 days.
The three-year committed equity facility (“CEF”) entered into by MergeCo allows it to issue shares in the future at its discretion (subject to the terms of the Equity Purchase Agreement). Such issuances are not reflected in the unaudited pro forma condensed combined financial information because the consummation of the Business Combination is not conditioned on future issuances under the CEF. Pursuant to the terms of the CEF, MergeCo is not required to issue a minimum number of shares and the counterparty to the CEF, Yorkville Advisors, is not required to purchase additional shares under the CEF beyond the CEF Ownership Restriction, or US$10 million (A$15.0 million) per Advance Notice (as defined in the Equity Purchase Agreement), whichever is lower, which means MergeCo may not have full access to the stated $60 million of capital. The obligations of the investor to purchase shares pursuant to the CEF are also subject to certain conditions, which MergeCo may be unable to satisfy. Issuances of shares under the CEF may, however, have a material impact on MergeCo’s financial position in future periods if MergeCo issues and sells additional shares under the CEF following the Closing. MergeCo’s financial position and results of operations may also be impacted if it issues and sells additional shares or incurs additional indebtedness in connection with any other financing transaction that it may enter into or consummate prior to or concurrently with the Business Combination.
The following unaudited pro forma condensed combined statement of financial position as of December 31, 2022 assumes that the Pro Forma Transactions occurred on December 31, 2022. The unaudited pro forma condensed combined statement of comprehensive income for the year ended June 30, 2022 and for the six months ended December 31, 2022 presents the pro forma effect of the Pro Forma Transactions for the combined company as if the Business Combination had been completed on July 1, 2021.
The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the combined company’s financial condition or results of operations would have been if the Pro Forma Transactions occurred on the dates indicated. The unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.
The pro forma adjustments reflected in the unaudited pro forma condensed combined financial information are based on information currently available, assumptions, and estimates underlying the pro forma adjustments and are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.
This unaudited pro forma condensed combined financial information was derived from, and should be read in conjunction with;
•	Carbon Revolution’s unaudited financial statements as of and for the six months ended December 31, 2022 and the related notes thereto, included elsewhere in this proxy statement/prospectus;
•	Carbon Revolution’s audited financial statements as of and for the year ended June 30, 2022 and the related notes thereto, included elsewhere in this proxy statement/prospectus;
•
Twin Ridge’s audited financial statements as of December 31, 2021 and the period from January 7, 2021 (inception) through December 31, 2021, the audited financial statements as of and for the year ended December 31, 2022, included elsewhere in this proxy statement/prospectus and the unaudited interim financial statements as of June 30, 2022 and June 30, 2021 (as restated) and for the six months ended June 30, 2022 and for the period from January 7, 2021 (inception) through June 30, 2021 and the related notes thereto and the unaudited interim financial statements as of September 30, 2022 and December 31, 2022 (audited) and for the three months ended September 30, 2022 and December 31, 2022 (audited) and the related notes thereto. The income statement of Twin Ridge for the year ended June 30, 2022 and the six months ended December 31, 2022 for pro forma purposes has been arithmetically derived from these financial statements – refer also to Note 2 to the Unaudited Pro Forma Condensed Combined Financial Information; and

•
the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Carbon Revolution” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Twin Ridge” and other financial information.

Anticipated Accounting Treatment
The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, MergeCo will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Carbon Revolution issuing shares at the closing for the net assets of MergeCo (including the net assets of Twin Ridge) as of the closing date, accompanied by a recapitalization as Carbon Revolution will not be the legal acquiror. The net assets of MergeCo will be stated at historical cost, with no goodwill or other intangible assets recorded in accordance with IFRS. This is expected to be consistent with carrying value. Carbon Revolution will, consequently, be deemed the accounting predecessor meaning that Carbon Revolution’s consolidated assets, liabilities and results of operations will become the historical financial statements of MergeCo.
Carbon Revolution has determined that it will be the accounting acquirer (notwithstanding it is legally acquired by MergeCo) based on evaluation of the following facts and circumstances:
•
Carbon Revolution’s existing shareholders will have the greatest voting interest in the combined entity under both the 75% Redemption and Maximum Redemption (both terms, as defined below) scenarios. Further, even in the instance of No Redemptions, Twin Ridge shareholders would not have a substantial majority of the voting interests, being approximately 32% and board and management representation are considered further below;

•	Carbon Revolution’s directors will represent the majority of the board of directors of the combined company following the consummation of the Business Combination;
•
Carbon Revolution’s senior management will be the senior management of the combined company following the consummation of the Business Combination as disclosed elsewhere in this proxy statement/prospectus. Of the disclosed executive officers, all of them are current Carbon Revolution employees;

•	Carbon Revolution is the larger entity based on historical operating activity and its employee base; and
•
MergeCo will continue to operate under the Carbon Revolution trade name and the combined entity’s headquarters will be based in Australia with its corporate head office in Geelong, consistent with the current location of Carbon Revolution’s head office.

Other factors were considered, including the purpose and intent of the Business Combination, noting that the preponderance of evidence as described above is indicative that Carbon Revolution is the accounting acquirer in the Business Combination.
The Business Combination, which is not within the scope of IFRS 3 since Twin Ridge does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2.
The fair value of MergeCo Ordinary Shares is derived from a recent observable trading price for the underlying Carbon Revolution shares prior to the date of this proxy statement/prospectus, not the $10.00 value per share articulated in the Business Combination Agreement. As of September 22, 2023, that share price was A$0.12.
No gain or loss is recognized in profit and loss where the value of the net assets of Twin Ridge acquired exceeds the fair value of MergeCo Ordinary Shares issued to the Twin Ridge shareholders. Any difference is recognized in equity. In the 100% redemption scenario, the excess of fair value of MergeCo Ordinary Shares issued to the holders of Twin Ridge Class A Ordinary Shares over the fair value of Twin Ridge’s identifiable net assets is expensed as incurred as required by IFRS 2.
Pro Forma Presentation
The unaudited pro forma condensed combined financial information has been prepared based on the four scenarios described below. Each of the scenarios is based on the 6.3 million Twin Ridge Class A Ordinary Shares outstanding (or 29.4% of the Twin Ridge Class A Ordinary Shares issued in Twin Ridge’s initial public offering), the holders of which did not exercise their redemption rights in connection with the Extension Meeting:
•	Assuming No Redemptions: This presentation assumes that no further Twin Ridge shareholders exercise redemption rights with respect to their Twin Ridge Class A Ordinary Shares (the “No Redemption”).
•
Assuming 25% Redemptions: This presentation assumes that Twin Ridge shareholders holding 1,566,661 Twin Ridge Class A Ordinary Shares will exercise their redemption rights for approximately A$23.4 million at a redemption price of approximately $10.14 per share-based on the investment held in the Trust Account as of December 31, 2022, which represents 25% of Twin Ridge Class A Ordinary Shares that could be redeemed by Twin Ridge shareholders, after giving effect to exercise of redemption rights by such Twin Ridge shareholders and payments thereto in such redemption (the “25% Redemption”).

•
Assuming 75% Redemptions: This presentation assumes that Twin Ridge shareholders holding 4,699,984 Twin Ridge Class A Ordinary Shares will exercise their redemption rights for approximately A$70.3 million at a redemption price of approximately $10.14 per share-based on the investment held in the Trust Account as of December 31, 2022, which represents 75% of Twin Ridge Class A Ordinary Shares that could be redeemed by Twin Ridge shareholders, after giving effect to exercise of redemption rights by such Twin Ridge shareholders and payments thereto in such redemption (the “75% Redemption”).

•
Assuming Maximum Redemptions: This presentation assumes that Twin Ridge shareholders holding 6,266,645 Twin Ridge Class A Ordinary Shares will exercise their redemption rights for approximately A$93.8 million at a redemption price of approximately $10.14 per share-based on the investment held in the Trust Account as of December 31, 2022, which represents 100% of Twin Ridge Class A Ordinary Shares that could be redeemed by Twin Ridge shareholders, after giving effect to exercise of redemption rights by such Twin Ridge shareholders and payments thereto in such redemption (the “Maximum Redemption”). The Maximum Redemption scenario assumes that MergeCo has at least $5,000,001 of net tangible assets upon closing of the Business Combination. The satisfaction of this minimum net tangible asset requirement is a condition precedent to Carbon Revolution’s and Twin Ridge’s obligations under the Scheme Implementation Deed. In this scenario, MergeCo would only recognize the issuance of 5,000,000 MergeCo Ordinary Shares to the holders of the Twin Ridge Class B Ordinary Shares. The net tangible assets of MergeCo will include the net tangible assets of Carbon Revolution, as increased by the gross proceeds of the Trust Account and decreased by the transaction expenses, as well as increased by the net proceeds of any equity financing obtained by MergeCo in connection with the closing of the Business Combination. MergeCo expects net tangible assets to exceed $5,000,001 upon closing of the Business Combination even in a Maximum Redemption Scenario.
These scenarios are for illustrative purposes only, as the actual amount of redemptions by Twin Ridge’s shareholders is unknowable prior to the Twin Ridge shareholder vote with respect to the Business Combination. All scenarios include a pro forma adjustment for the redemption of the 70.6% of shareholders who exercised their redemption rights in connection with the Extension Meeting. The actual financial position and results of operations of the combined company may differ significantly from the pro forma amounts presented.

Description of the Transactions
Business Combination
On November 29, 2022, Carbon Revolution entered into the Scheme Implementation Deed and the Business Combination Agreement with Twin Ridge and MergeCo. Pursuant to the agreements, Twin Ridge will merge with and into a wholly-owned subsidiary of MergeCo and the wholly-owned subsidiary of MergeCo shall continue as the surviving corporation of the merger. Immediately thereafter MergeCo will issue shares to Carbon Revolution shareholders (collectively, the “Business Combination”). Upon completion of the Business Combination, eligible Carbon Revolution shareholders will receive MergeCo Ordinary Shares and existing Twin Ridge Shareholders will receive MergeCo Ordinary Shares in exchange for their existing Twin Ridge Ordinary Shares. Existing Twin Ridge warrant holders will have their Warrants automatically exchanged for MergeCo Warrants, subject to substantially the same terms and conditions, including to become exercisable in respect of MergeCo Ordinary Shares instead of Twin Ridge Ordinary Shares, subject to the terms of the Business Combination Agreement.
After completion of the Transactions, MergeCo will be the parent of a wholly-owned group including both Carbon Revolution and Twin Ridge (the “Group”). This will happen through an exchange, and registration via Form F-4, of MergeCo Ordinary Shares. Similarly, existing outstanding Warrants will be automatically exchanged by assumption by MergeCo of the obligations under the Warrants, including to become exercisable in respect of MergeCo Ordinary Shares instead of Twin Ridge Ordinary Shares. Such MergeCo Warrants will be subject to substantially the same terms and conditions as existing Warrants.
MergeCo will be listed on Nasdaq and, assuming at least some level of redemptions, it is anticipated that the current shareholders of Carbon Revolution will hold the majority of the MergeCo Ordinary Shares.
Pursuant to the Business Combination Agreement and immediately prior to the Twin Ridge Merger Effective Time:
•	Each Twin Ridge Class B Ordinary Share, shall convert automatically, on a one-for-one basis, into a Twin Ridge Class A Ordinary Share;
•
Immediately after the Pre-Merger Conversion, each Twin Ridge Class A Ordinary Share shall be automatically cancelled in exchange for one validly issued, fully paid and non-assessable MergeCo Ordinary Share;

•
Each Public Warrant shall be automatically exchanged to become one MergeCo Public Warrant. Each such MergeCo Public Warrant will be subject to substantially the same terms and conditions set forth in the Existing Warrant Agreement, pursuant to which such Twin Ridge Public Warrant was issued immediately prior to the Twin Ridge Merger Effective Time; and

•
Each Private Placement Warrant shall be automatically exchanged to become one MergeCo Public Warrant (each, a “MergeCo Founder Warrant”). Each such MergeCo Founder Warrant will be subject to substantially the same terms and conditions set forth in the Existing Warrant Agreement pursuant to which such Twin Ridge Private Warrant was issued immediately prior to the Twin Ridge Merger Effective Time.

CEF
Twin Ridge entered into the Equity Purchase Agreement with Yorkville Advisors with respect to the potential future issuance of up to $60 million in MergeCo Ordinary Shares, at MergeCo’s election. Under the terms of the CEF:
•
For a period of three years from closing, MergeCo has the right to require Yorkville Advisors to purchase new MergeCo Ordinary Shares in a series of advances, with each advance being in an amount up to the greater of (i) $10 million or (ii) the aggregate trading volume of MergeCo Ordinary Shares for the five trading days immediately preceding MergeCo requesting an advance. MergeCo is not obliged to require Yorkville Advisors to purchase a minimum volume of MergeCo Ordinary Shares.

•	MergeCo can choose one of two Purchase Price Options:
○
Purchase Price Option 1: Yorkville Advisors will purchase MergeCo Ordinary Shares at a price equal to 95.0% of the average VWAP during the day on which the advance request was made. If the volume threshold under an advance is not reached during the pricing period, the number of shares purchased will be reduced to the greater of (i) 35.0% of the trading volume during the pricing period, or (ii) the number of shares sold by the Yorkville Advisors during the pricing period. The volume threshold is the amount of the advance in shares divided by 35.0%.

○
Purchase Price Option 2: Yorkville Advisors will purchase MergeCo Ordinary Shares at a price equal to 97.0% of the lowest VWAP of the MergeCo Ordinary Shares during the pricing period of three consecutive trading days commencing on the trading day commencing after the advance notice is received by Yorkville Advisors.

•
During either pricing period, Yorkville Advisors will have the ability to hedge its position by short selling in full the quantum of shares that it is required to purchase under any advance notice. Under Purchase Price Option 2, MergeCo will have the ability to notify Yorkville Advisors of the minimum acceptable price (“MAP”) at which it can sell the new shares. If MergeCo does not set a MAP, this may have a material and adverse impact on MergeCo’s share price depending on the quantum of shares being sold relative to overall liquidity of MergeCo’s shares.

•
Yorkville Advisors cannot be issued MergeCo Ordinary Shares in an amount that would result in it holding more than the CEF Ownership Restriction at any one time. In the circumstance where Yorkville Advisors is unable to dispose of its MergeCo Ordinary Shares on an ongoing basis, it will not be required to purchase additional shares under the CEF beyond the CEF Ownership Restriction, which means MergeCo may not have full access to the stated $60 million CEF capital. Carbon Revolution determined that the CEF right to issue shares represents a purchased put option which is classified as a derivative asset with a de minimus fair value at inception.

•	MergeCo has agreed to issue 15,000 MergeCo Ordinary Shares to Yorkville Advisors as a ‘commitment fee’ to secure the facility. These must be issued upon completion of the Business Combination.
OIC Financing
On September 21, 2023, MergeCo entered into a Securities Purchase Agreement pursuant to which MergeCo agreed to sell preferred shares and issue warrants immediately following consummation of the Business Combination. The investment is staged in multiple tranches being (i) $35 million funded by the OIC Investors at the initial closing and immediately available by MergeCo, (ii) $35 million funded by the OIC Investors into an escrow account, subject to release to MergeCo at one or more reserve release closings upon satisfaction of certain conditions described as set out in the supplement to this prospectus dated September 25, 2023, and (iii) up to $40 million to be funded by the OIC Investors at one or more subsequent closings upon notice to the OIC Investors and satisfaction of certain conditions.
PIUS Financing
In May 2023, Carbon Revolution Limited entered into a 4 year financing arrangement for $60 million. On September 18, 2023, Carbon Revolution and the parties to the financing arrangement entered into an amendment to revise the minimum available cash requirement and the deadline for the Business Combination to be completed. As amended, the financing terms require consummation of the Business Combination by September 30, 2023. If not achieved, then Carbon Revolution would be in breach thereof. A sixty (60) day cure period applies. Accordingly, the net effect of the financing has been presented in the pro forma financial information. This includes the cash proceeds received, transaction and financing costs incurred, the repayment of existing payables out of the financing proceeds and the borrowing obligation incurred. The effect of the financing has been presented in the pro forma balance sheet as if the financing was entered into on December 31, 2022. For pro forma statement of operations purposes, the presentation has been prepared as if the financing was entered into on July 1, 2021, concurrent with the pro forma presentation of the Business Combination.

Pro Forma Ownership
The following table summarizes the unaudited pro forma ownership of MergeCo Ordinary Shares that would have been outstanding as of December 31, 2022, after giving effect to redemptions in connection with the Extension Meeting and the Pro Forma Transactions, under each of the no redemption, 25% redemption, 75% redemption and maximum redemption scenarios. The information presented in table below includes only shares that are deemed legally outstanding for purposes of calculating pro forma diluted earnings per share and accordingly is not consistent with information elsewhere in this proxy statement/prospectus, including under the caption “Questions and Answers About the Proposals for Shareholders—Q: What equity stake will the Public Shareholders and the current shareholders of Carbon Revolution hold in MergeCo immediately after the Closing?” (which includes all shares that will be deemed outstanding under Irish law upon the consummation of the Business Combination).
	Scenario 1: Assuming No Redemptions		Scenario 2: Assuming 25% Redemptions		Scenario 3: Assuming 75% Redemptions		Scenario 4: Assuming Maximum Redemptions
	Shares	%	Shares	%	Shares	%	Shares	%
Twin Ridge Ordinary Shares
Twin Ridge Class A Ordinary Shares currently outstanding	21,308,813		21,308,813		21,308,813		21,308,813
Less: Twin Ridge Class A Ordinary shares known redemptions (70.6%)	(15,042,168)		(15,042,168)		(15,042,168)		(15,042,168)
Twin Ridge Class A Ordinary Shares(1)	6,266,645		6,266,645		6,266,645		6,266,645
Less: Redeemed Twin Ridge Class A ordinary shares	—		(1,566,661)		(4,699,984)		(6,266,645)
Sub-total: Twin Ridge Class A Ordinary Shares	6,266,645	25.15	4,699,984	20.11	1,566,661	7.73	—	0.00
Twin Ridge Class B Ordinary Shares(2)	5,000,000	20.06	5,000,000	21.40	5,000,000	24.67	5,000,000	26.72
Twin Ridge Shareholders	11,266,645	45.21	9,699,984	41.51	6,566,661	32.40	5,000,000	26.72
Carbon Revolution Shareholders(3)	13,561,373	54.42	13,577,032	58.10	13,608,349	67.15	13,624,008	72.79
Carbon Revolution Performance Rights(4)	76,911	0.32	76,911	0.33	76,911	0.38	76,911	0.41
Yorkville Advisors Global, LP(5)	15,000	0.06	15,000	0.06	15,000	0.07	15,000	0.08
Total Pro Forma MergeCo Ordinary Shares Outstanding as of December 31, 2022	24,919,929	100.00	23,368,927	100.00	20,266,921	100.00	18,715,919	100.00
(1)
The Twin Ridge Class A Ordinary Shares held by the current Twin Ridge shareholders as at December 31, 2022 less the number of Twin Ridge Class A Ordinary Shares redeemed in connection with the Extension Meeting (70.6%) is used for the purpose of the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations as shown below.

(2)	Includes, in all scenarios, the Founder Shares to be converted into 5,000,000 MergeCo Ordinary Shares as part of the Pro Forma Transaction.
(3)
Carbon Revolution shareholders shares are based upon anticipated total share consideration to owners of equity interests in Carbon Revolution equal to 13,638,284 MergeCo Ordinary Shares (reflecting an equity value of $136,382,845, divided by $10.00 per share), with 13,638,284 MergeCo Ordinary Shares issuable to holders of Carbon Revolution shares. Additional dilution will occur when performance rights or options are issued to employees post completion of the Business Combination. As disclosed in “The Business Combination Agreement, Scheme Implementation Deed and Ancillary Documents—Other Agreements Related to the Business Combination—2023 Incentive Equity Plan”, prior to the effectiveness of the registration statement, the MergeCo board and MergeCo’s shareholders will approve and adopt the Carbon Revolution Company FY2023 Incentive Equity Plan (the “FY2023 Incentive Equity Plan”) which will reserve for grant a number of MergeCo Ordinary Shares or other forms of equity in MergeCo. Such grants may include both one-off retention grants, and business-as-usual grants in respect of FY2023. MergeCo intends to grant initial equity incentive awards with respect to a number of MergeCo Ordinary Shares equal to 5% of the Total Shares Outstanding promptly following MergeCo’s eligibility to register the issuance of such awards on Form S-8, which is expected to occur 60 days after the closing of the Business Combination. Such awards may take the form of MergeCo Ordinary Shares or other instruments such as options or rights with respect to MergeCo Ordinary Shares. Under the terms of the Scheme Implementation Deed, Carbon Revolution must seek the consent of Twin Ridge (not to be unreasonably withheld) in relation to the form and quantum of any employee or director short-term or long-term incentive or similar arrangements in excess of such 5% limitation. The total number of MergeCo Ordinary Shares reserved for issuance upon grant of equity incentive awards thereafter is expected to equal 8% of the Total Shares Outstanding (for an aggregate of 13% of the Total Shares Outstanding, inclusive of the initial equity incentive awards). Shares or other equities issued under the 2023 Equity Incentive Plan are not included in the table above and would result in an increase of the number of equities on issue which would be dilutive to existing shares. The unaudited pro forma condensed combined financial information presented has not been adjusted to reflect such potential equity awards, as such awards will not be made until at least 60 days after the closing of the Business Combination and the amount, valuation and other terms and conditions thereof have not been determined and cannot, therefore, be quantified. The amount of any compensation charge incurred upon the grant of any such equity awards may be material.
(4)
These 76,911 MergeCo Ordinary Shares that will be issued on or before the Scheme Record Date upon the cancellation of performance rights relate only to performance rights issued under Carbon Revolution’s STI plans and do not include any number in relation to options and performance rights issued under Carbon Revolution’s LTI plans which will be canceled and not convertible to Carbon Revolution Shares.

(5)	Includes, in all scenarios, the commitment fee of 15,000 MergeCo Ordinary Shares to Yorkville Advisors irrespective of subsequent drawdown.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF DECEMBER 31, 2022
AS OF DECEMBER 31, 2022 (in thousands)	Carbon Revolution	Twin Ridge		Twin Ridge					Scenario 1: Assuming No Redemptions			Scenario 2: Assuming 25% Redemptions			Scenario 3: Assuming 75% Redemptions			Scenario 4: Assuming Maximum Redemptions
	IFRS (Historical)	US GAAP (Historical)	IFRS Adjustments	IFRS (Historical)	Notes	Transaction Accounting Adjustments – Financing Transaction	Notes	Pro forma for financing transaction	Transaction Accounting Adjustments - Business Combination(1)	Notes	Pro Forma	Transaction Accounting Adjustments – Business Combination(2)	Notes	Pro Forma	Transaction Accounting Adjustments - Business Combination(3)	Notes	Pro Forma	Transaction Accounting Adjustments – Business Combination(4)	Notes	Pro Forma
	AUD	AUD	AUD	AUD					AUD			AUD			AUD			AUD
ASSETS
Current assets
Cash and cash equivalents	14,078	1,524	—	1,524		40,176	1L	55,778	318,921	1A	170,046	318,921	1A	146,599	318,921	1A	99,703	318,921	1A	76,255
									—			(23,448)	1A.1		(70,343)	1A.2		(93,791)	1A.3
									(6,536)	1C		(6,536)	1C		(6,536)	1C		(6,536)	1C
									(13,248)	1C		(13,248)	1C		(13,248)	1C		(13,248)	1C
									(8,005)	1D		(8,005)	1D.1		(8,005)	1D.2		(8,005)	1D.3
									(225,130)	1K		(225,130)	1K		(225,130)	1K		(225,130)	1K
									48,266	1N		48,266	1N		48,266	1N		48,266	1N
Restricted Cash	—	—	—	—		14,347	1L	14,347	—		66,608	—		66,608	—		66,608	—		66,608
									51,661	1N		51,661	1N		51,661	1N		51,661	1N
Receivables	5,674	—	—	—		—		5,674	—		5,674	—		5,674		—		5,674	—	5,674
Contract assets	1,946	—	—	—		—		1,946	—		1,946	—		1,946	—		1,946	—		1,946
Inventories	20,754	—	—	—		—		20,754	—		20,754	—		20,754	—		20,754	—		20,754
Prepaid expenses	—	111	—	111		—		111	—		111	—		111	—		111	—		111
Other current assets	2,640	19	—	19		—		2,659	—		2,659	—		2,659	—		2,659	—		2,659
Total current assets	45,092	1,654	—	1,654		54,523		101,269	165,929		267,198	142,482		243,751	95,586		196,855	72,138		173,407
Non-current assets
Marketable securities held in Trust Account	—	318,921	—	318,921		—		318,921	(318,921)	1A	—	(318,921)	1A	—	(318,921)	1A	—	(318,921)	1A	—
Property, plant and equipment	58,488	—	—	—		—		58,488	—		58,488	—		58,488	—		58,488	—		58,488
Right-of-use assets	7,804	—	—	—		—		7,804	—		7,804	—		7,804	—		7,804	—		7,804
Intangible assets	15,688	—	—	—		—		15,688	—		15,688	—		15,688	—		15,688	—		15,688
Total non-current assets	81,980	318,921	—	318,921		—		400,901	(318,921)		81,980	(318,921)		81,980	(318,921)		81,980	(318,921)		81,980
Total assets	127,072	320,575	—	320,575		54,523		502,170	(152,992)		349,178	(176,439)		325,731	(223,335)		278,835	(246,783)		255,387
Current liabilities
Payables	8,120	6,536	—	6,536		—		14,656	(6,536)	1C	32,887	(6,536)	1C	32,887	(6,536)	1C	32,887	(6,536)	1C	32,887
									(2,938)	1D		(2,938)	1D.1		(2,938)	1D.2		(2,938)	1D.3
									27,705	1D		27,705	1D		27,705	1D		27,705	1D
Borrowings	20,581	—	—	—		(14,658)	1L	5,923	10,462	1N	16,385	10,374	1N	16,297	10,200	1N	16,123	10,113	1N	16,036
Lease liability	633	—	—	—		—		633	—		633	—		633	—		633	—		633
Contract liability	779	—	—	—		—		779	—		779	—		779	—		779	—		779
Deferred income	1,763	—	—	—		—		1,763	—		1,763	—			1,763	—		1,763	—	1,763
Provisions	4,414	—	—	—		—		4,414	—		4,414	—		4,414	—		4,414	—		4,414
Total current liabilities	36,290	6,536	—	6,536		(14,658)		28,168	28,692		56,860	28,605		56,733	28,431		56,599	28,344		56,512
Non-current liabilities
Borrowings	—	—	318,921	318,921	(a)	69,181	1L	388,102	(318,921)	1A	158,646	(318,921)	1A	158,734	(318,921)	1A	158,908	(318,921)	1A	158,995
									89,465	1N		89,553	1N		89,727	1N		89,814	1N
Lease liability	7,694	—	—	—		—		7,694	—		7,694	—		7,694	—		7,694	—		7,694
Deferred income	15,950	—	—	—		—		15,950	—		15,950	—		15,950	—		15,950	—		15,950
Provisions	657	—	—	—		—		657	—		657	—		657	—		657	—		657
Warrant liabilities	—	555	—	555		—		555	—		555	—		555	—		555			555
Commitment fee shares	—	217	—	217		—		217	—		217	—		217	—		217	—		217
Total non-current liabilities	24,301	772	318,921	319,693		69,181		413,175	(229,456)		183,719	(229,368)		183,807	(229,194)		183,981	(229,107)		184,068
Total Liabilities	60,591	7,308	318,921	326,229		54,523		441,343	(200,763)		240,580	(200,763)		240,580	(200,763)		240,580	(200,763)		240,580

AS OF DECEMBER 31, 2022 (in thousands)	Carbon Revolution	Twin Ridge		Twin Ridge					Scenario 1: Assuming No Redemptions			Scenario 2: Assuming 25% Redemptions			Scenario 3: Assuming 75% Redemptions			Scenario 4: Assuming Maximum Redemptions
	IFRS (Historical)	US GAAP (Historical)	IFRS Adjustments	IFRS (Historical)	Notes	Transaction Accounting Adjustments – Financing Transaction	Notes	Pro forma for financing transaction	Transaction Accounting Adjustments - Business Combination(1)	Notes	Pro Forma	Transaction Accounting Adjustments – Business Combination(2)	Notes	Pro Forma	Transaction Accounting Adjustments - Business Combination(3)	Notes	Pro Forma	Transaction Accounting Adjustments – Business Combination(4)	Notes	Pro Forma
	AUD	AUD	AUD	AUD					AUD			AUD			AUD			AUD
Commitment
Class A ordinary shares subject to possible redemption, 21,308,813 shares at redemption value	—	318,921	(318,921)	—	(a)	—		—	—		—	—		—	—		—	—		—
Stockholders’ Equity
Twin Ridge
Preference shares	—	—	—	—		—		—	—		—	—		—	—		—	—		—
Class A ordinary shares	—	—	—	—		—		—	—		—	—		—	—		—	—		—
Class B ordinary shares	—	1	34,554	34,555	(b)	—		34,555	(34,555)	1G	—	(34,555)	1G	—	(34,555)	1G	—	(34,555)	1G	—
MergeCo common stock	—	—	—	—		—		—	318,921	1A	513,596	318,921	1A	490,856	318,921	1A	445,699	318,921	1A	428,439
									—			(23,448)	1A.1		(70,343)	1A.2		(93,791)	1A.3
									28	1E		28	1E		28	1E		28	1E
									385,536	1F		385,536	1F		385,536	1F		385,536	1F
									(8,634)	1D		(7,927)	1D.1		(6,187)	1D.2		—	1D.3
									7,876	1B		7,876	1B		7,876	1B		7,876	1B
									444	1H		444	1H		444	1H		444	1H
									34,555	1G		34,555	1G		34,555	1G		34,555	1G
									(225,130)	1K		(225,130)	1K		(225,130)	1K		(225,130)	1K
Additional paid-in-capital	—	7,876	—	7,876		—		7,876	(7,876)	1B	—	(7,876)	1B	—	(7,876)	1B	—	(7,876)	1B	—
Share based payment reserves	—	—		—		—			24,187	1C.1	24,187	24,187	1C.1	24,187	24,187	1C.1	24,187	24,187	1C.1	24,187
Carbon Revolution Contributed equity	385,536	—	—	—		—		385,536	(385,536)	1F	—	(385,536)	1F	—	(385,536)	1F	—	(385,536)	1F	—
Carbon Revolution Reserves	7,070	—	—	—		—		7,070	—		7,070	—		7,070	—		7,070	—		7,070
Accumulated losses	(326,125)	(13,531)	(34,554)	(48,085)	(b)			(374,210)	—		(436,255)	—		(436,962)	—		(438,701)	—		(444,888)
									(24,138)	1D		(24,845)	1D.1		(26,584)	1D.2		(32,771)	1D.3
									(28)	1E		(28)	1E		(28)	1E		(28)	1E
									(13,248)	1C		(13,248)	1C		(13,248)	1C		(13,248)	1C
									(24,187)	1C.1		(24,187)	1C.1		(24,187)	1C.1		(24,187)	1C.1
									(444)	1H		(444)	1H		(444)	1H		(444)	1H
Total Stockholders’ Equity	66,481	313,267	(318,921)	(5,654)		—		60,827	47,772		108,599	24,324		85,151	(22,572)		38,255	(46,019)		14,808
Total Liabilities and Stockholders’ Equity	127,072	320,575	—	320,575		54,523		502,170	(152,992)		349,178	(176,439)		325,731	(223,335)		278,835	(246,783)		255,387

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2022
									Scenario 1: Assuming No Redemptions			Scenario 2: Assuming 25% Redemptions			Scenario 3: Assuming 75% Redemptions			Scenario 4: Assuming Maximum Redemptions
AS OF JUNE 30, 2022 (in thousands)	Carbon Revolution	Twin Ridge	IFRS Conversion And Presentation Alignment	Twin Ridge IFRS	Notes	Transaction Accounting Adjustments - Financing transactions	Notes	Pro forma for financing transaction	Transaction Accounting Adjustments - Business Combination	Notes	Pro Forma	Transaction Accounting Adjustments – Business Combination	Notes	Pro Forma	Transaction Accounting Adjustments – Business Combination	Notes	Pro Forma	Transaction Accounting Adjustments – Business Combination	Notes	Pro Forma
	AUD	AUD	AUD	AUD					AUD			AUD			AUD			AUD
Revenue:
Sale of Wheels	38,276	—	—	—		—		38,276	—		38,276	—		38,276	—		38,276	—		38,276
Engineering Services	464	—	—	—		—		464	—		464	—		464	—		464	—		464
Sale of tooling	1,596	—	—	—		—		1,596	—		1,596	—		1,596	—		1,596	—		1,596
Total Revenue	40,336	—	—	—		—		40,336	—		40,336	—		40,336	—		40,336	—		40,336
Cost of goods sold	(57,445)	—	—	—		—		(57,445)	—		(57,445)	—		(57,445)	—		(57,445)	—		(57,445)
Gross Margin	(17,109)	—	—	—		—		(17,109)	—		(17,109)	—		(17,109)	—		(17,109)	—		(17,109)
Other income (expense), net:
Other income	4,320	338	—	338		—		4,658	—		4,658	—		4,658	—		4,658	—		4,658
Operational expenses	(2,013)	(3,244)	—	(3,244)		—		(5,257)	—		(5,257)	—		(5,257)	—		(5,257)	—		(5,257)
Research and development	(16,933)	—	—	—		—		(16,933)	—		(16,933)	—		(16,933)	—		(16,933)	—		(16,933)
Administrative expenses	(13,146)	—	—	—		—		(13,146)	(444)	1H	(13,590)	(444)	1H	(13,590)	(444)	1H	(13,590)	(444)	1H	(13,590)
Marketing expenses	(1,550)	—	—	—		—		(1,550)			(1,550)	—		(1,550)	—		(1,550)	—		(1,550)
Borrowing costs	(1,390)	—	14,070	14,070	(d)	(11,402)	1M	1,278	(28)	1E	(12,896)	(28)	1E	(12,878)	(28)	1E	(12,843)	(28)	1E	(12,826)
									(14,146)	1O		(14,128)	1O		(14,093)	1O		(14,076)	1O
Transaction costs	—	—	—	—		—		—	(13,248)	1C	(65,534)	(13,248)	1C	(66,241)	(13,248)	1C	(67,980)	(13,248)	1C	(84,890)
									(25,210)	1C.1	—	(25,210)	1C.1	—	(25,210)	1C.1	—	(25,210)	1C.1	—
									(27,076)	1D	—	(27,783)	1D.1	—	(29,522)	1D.2	—	(35,710)	1D.3	—
									—		—	—		—	—		—	(10,722)	1A.3	—
Change in fair value of warrant liability	—	13,648	(13,648)	—	(d)	—		—	—		—	—		—	—		—	—		—
Change in fair value of over-allotment liability	—	422	(422)	—	(d)	—		—	—		—	—		—	—		—	—		—
(Loss)/profit before income taxes	(47,821)	11,164	—	11,164		(11,402)		(48,059)	(80,151)		(128,210)	(80,841)		(128,900)	(82,545)		(130,604)	(99,438)		(147,497)
Income tax expense
Net Loss	(47,821)	11,164	—	11,164		(11,402)		(48,059)	(80,151)		(128,210)	(80,841)		(128,900)	(82,545)		(130,604)	(99,438)		(147,497)
Pro forma weighted average common shares outstanding - basic and diluted											24,919,929			23,368,927			20,266,921			18,715,919
Pro forma net loss per share - basic and diluted											(5.14)			(5.52)			(6.44)			(7.88)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2022
									Scenario 1: Assuming No Redemptions			Scenario 2: Assuming 25% Redemptions			Scenario 3: Assuming 75% Redemptions			Scenario 4: Assuming Maximum Redemptions
AS OF DECEMBER 31, 2022 (in thousands)	Carbon Revolution	Twin Ridge	IFRS Conversion and Presentation Alignment	Twin Ridge IFRS	Notes	Transaction Accounting Adjustments – Financing transaction	Notes	Pro forma for financing transaction	Transaction Accounting Adjustments – Business Combination	Notes	Pro Forma	Transaction Accounting Adjustments - Business Combination	Notes	Pro Forma	Transaction Accounting Adjustments - Business Combination	Notes	Pro Forma	Transaction Accounting Adjustments - Business Combination	Notes	Pro Forma
	AUD	AUD	AUD	AUD					AUD			AUD			AUD			AUD
Revenue:
Sale of Wheels	18,009	—	—	—		—		18,009	—		18,009	—		18,009	—		18,009	—		18,009
Engineering Services	—	—	—	—		—		—	—		—	—		—	—		—	—		—
Sale of tooling	—	—	—	—		—	—		—		—	—		—		—
Total Revenue	18,009	—	—	—		—		18,009	—		18,009	—		18,009	—		18,009	—		18,009
Cost of goods sold	(25,586)	—	—	—		—		(25,586)	—		(25,586)	—		(25,586)	—		(25,586)	—		(25,586)
Gross Margin	(7,577)	—	—	—		—		(7,577)	—		(7,577)	—		(7,577)	—		(7,577)	—		(7,577)
Other income (expense), net:
Other income	2,485	4,601	—	4,601		—		7,086	—		7,086	—		7,086	—		7,086	—		7,086
Operational expenses	(388)	(5,180)	—	(5,180)		—		(5,568)	—		(5,568)	—		(5,568)	—		(5,568)	—		(5,568)
Research and development	(9,134)	—	—	—		—		(9,134)	—		(9,134)	—		(9,134)	—		(9,134)	—		(9,134)
Administrative expenses	(7,855)	—	—	—		—		(7,855)	(305)	1J	(8,160)	(305)	1J	(8,160)	(305)	1J	(8,160)	(305)	1J	(8,160)
Marketing expenses	(732)	—	—	—		—		(732)	—		(732)	—		(732)	—		(732)	—		(732)
Borrowing costs	(1,037)	—	1,048	1,048	(d)	(6,253)	1M	(6,242)	224	1I	(13,673)	224	1I	(13,664)	224	1I	(13,647)	224	1I	(13,638)
									(7,655)	IO		(7,646)	IO		(7,629)	IO		(7,620)	IO
Transaction costs	(3,243)	—	—	—		—		(3,243)	305	1J	(2,938)	305	1J	(2,938)	305	1J	(2,938)	305	1J	(2,938)
Change in fair value of warrant liability	—	1,272	(1,272)	—	(d)	—		—	—		—	—		—	—		—	—		—
Fair value of Commitment fee shares	—	(224)	224	—	(d)	—		—	—		—	—		—	—		—	—		—
(Loss)/profit before income taxes	(27,481)	469	—	469		(6,253)		(33,265)	(7,431)		(40,696)	(7,422)		(40,687)	(7,705)		(40,670)	(7,396)		(40,661)
Income tax expense
Net (Loss)/profit	(27,481)	469	—	469		(6,253)		(33,265)	(7,431)		(40,696)	(7,422)		(40,687)	(7,705)		(40,670)	(7,396)		(40,661)
Pro forma weighted average common shares outstanding - basic and diluted									24,919,929			13,368,927			20,266,921			18,715,919
Pro forma net loss per share - basic and diluted									(1.63)			(1.74)			(2.01)			(2.17)

Amended Disclosure Regarding Notes to Unaudited Pro Forma Condensed Financial Information
Note 3 and Note 4 are amended and restated as follows:
3.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Pro Forma Transactions under IFRS and has been prepared for informational purposes only. The adjustments presented in the unaudited pro forma condensed combined financial information are intended to present relevant information necessary to understand Carbon Revolution’s financial position and results of operations upon the consummation of the Pro Forma Transactions.
The Business Combination is not within the scope of IFRS 3 as Twin Ridge does not meet the definition of a business in accordance with IFRS 3. Nevertheless, the principles of IFRS 3 were applied to identify the accounting acquirer in the Business Combination, and it was concluded that Carbon Revolution is the accounting acquirer.
The adjustments included in the unaudited pro forma condensed combined balance sheets as of December 31, 2022 are as follows:
•
(a) Reflects the U.S. GAAP to IFRS conversion adjustment related to the reclassification of Twin Ridge’s historical mezzanine equity (Twin Ridge Class A Ordinary Shares subject to possible redemption) into Non-current Liabilities (Borrowings).

•
(b) Reflects the award of Founder Shares measured at fair value of A$34.6 million in accumulated losses representing an IFRS 2 charge for the Twin Ridge Class B Ordinary Shares awarded to the Sponsor in Q1, 2021. IFRS 2 requires that where an issuance of shares is made for less than fair value, an IFRS 2 expense is recognized for any unidentifiable services provided at the value of the difference. The adjustment represents the value of the difference between the aggregate consideration paid and the aggregate value of B shares issued with reference to the $5.01 fair value of the Founder Shares as determined by the concurrent award of Class B shares to the directors of Twin Ridge described below. As the award did not contain any performance or forfeiture conditions, nor any variability based on the outcome of a subsequent business combination, the IFRS 2 charge is recognized at the date of issuance of the shares being for services deemed to be provided by the Sponsor up to that date. As this took place prior to July 1, 2021 no corresponding pro forma compensation charge is recognized in the pro forma statement of operations for the twelve months ended June 30, 2022. US GAAP does not contain a similar prescriptive requirement regarding unidentifiable services.

Additionally, in February 2021, the Sponsor transferred 60,000 Class B shares in the aggregate to three Twin Ridge directors. Per share consideration was equal to the amount paid by the Sponsor to Twin Ridge for each Sponsor Share. The award is contingent on the successful completion of a business combination and an IFRS 2 charge has been recognized as a pro forma adjustment accordingly for the fair value of the shares determined at grant date. IFRS 2 charge of A$444,000 is reflected in adjustment (1H).
The pro forma adjustments also include the effect of a transaction between the Sponsors and other advisors whereby the Sponsor agreed to the transfer of 3,350,000 existing Class B shares upon completion of a successful business combination. The Company was not party to this agreement and no incremental Class B shares will be issued. However, the scope of IFRS 2 requires that a compensation expense be recognized in Twin Ridge’s statement of operations if Twin Ridge’s shareholders are party to an arrangement for the award of shares in consideration for services provided to Twin Ridge that are fulfilled by the shareholders. Specifically, IFRS 2 requires a compensation charge to be recognized, notwithstanding that Twin Ridge is not a party to the arrangement, nor that any new shares will be issued by Twin Ridge as a result of the arrangement. As Twin Ridge will be the beneficiary of any successful business combination, a pro forma compensation expense and associated non-share capital contribution is recognized for the $16.4 million fair value of Twin Ridge Class B Ordinary Shares to be awarded to advisors on completion of the Business Combination. Accordingly, an IFRS 2 charge of A$24.2 million is reflected in adjustment (1C.1).
•
(c) As reflected in the pro forma C and D series of adjustments below, transaction costs that are not direct and incremental to the issuance of new shares for consideration are expensed as a pro forma adjustment.

These include consulting fees, Australian legal counsel fees in relation to existing Carbon Revolution shareholders and the Twin Ridge time extension fee. For direct and incremental transaction costs such as US counsel fees and other costs relating to preparation of the registration statement, a further allocation has been made as required by IAS32. This allocation is based on the proportionate number of shares issued to existing Carbon Revolution shareholders and shares issued to Twin Ridge shareholders. Only the fractional proportion relating to Twin Ridge shareholders is recognized in equity in each redemption scenario. Transaction costs considered for capitalization are limited to the maximum amount that does not exceed the capital raised under each scenario.
Excluding share-based compensation expense, the treatment of transaction costs incurred by Carbon Revolution in the unaudited condensed combined pro forma information may be summarized as follows:
Costs	No redemption scenario	25% redemption scenario	75% redemption scenario	Maximum redemption scenario
Fraction of Carbon transaction costs capitalized based on proportionate shares issued to Twin Ridge shareholders. These predominantly comprise US counsel and other direct and incremental advisory fees related to the transaction and preparation of the associated registration statement as at December 31, 2022.	8,634	7,927	6,187	—
Fraction of Carbon transaction costs expensed based on proportionate share and other costs not direct and incremental to the transaction. These other costs include Australian legal counsel, advisory fees relating to the structure of MergeCo, taxation advice and insurances recognized in accumulated losses at December 31, 2022.	27,076	27,783	29,522	35,710
•
(d) Reflects the U.S. GAAP to IFRS conversion adjustment related to the reclassification of Twin Ridge’s change in fair value of warrant liability and fair value of commitment fees shares into finance expenses (Borrowings).

•
(1A) Reflects the recognition and reclassification of approximately AUD equivalent $318.9 million of cash and marketable securities held in the Trust Account as of December 31, 2022 to cash and cash equivalents that becomes available for general use by MergeCo following the closing of the Business Combination. It also reflects the issuance of MergeCo Ordinary Shares in exchange for Twin Ridge Class A Ordinary Shares currently classified in borrowings.

•
(1A.1) Represents the impact to cash of a 25% redemption scenario in which 1,566,661 shares of Twin Ridge Class A Ordinary Shares are redeemed for A$23.4 million allocated to common stock, using a par value of $0.0001 per share at a redemption price of $10.14 per share.

•
(1A.2) Represents the impact to cash of a 75% redemption scenario in which 4,699,984 shares of Twin Ridge Class A Ordinary Shares are redeemed for A$70.3 million allocated to common stock, using a par value of AUD0.0001 per share at a redemption price of $10.14 per share.

•
(1A.3) Represents the impact to cash of a maximum redemption scenario in which 6,266,645 shares of Twin Ridge Class A Ordinary Shares are redeemed for A$93.8 million allocated to common stock, using a par value of $0.0001 per share. Additionally, an IFRS 2 charge has been recognized for the excess of the fair value of MergeCo Ordinary Shares issued to Twin Ridge shareholders over the net assets of Twin Ridge as a pro forma adjustment.

•
(1B) Under Australian law share capital does not have any par value or share premium. Accordingly, this pro forma adjustment represents the reclassification of Twin Ridge additional paid-in-capital to MergeCo Ordinary Shares as a result of the Business Combination.

•
(1C) Represents the preliminary estimated direct and incremental transaction costs incurred prior to, or concurrent with, the completion of the Business Combination by Twin Ridge recognized in profit and loss which are partially settled through cash proceeds from the Transaction.

•
(1C.1) Represents a non-cash compensation incurred, concurrent with, the completion of the Business Combination by Twin Ridge through a share-based award payment to advisors. $16.4 million is translated at the relevant AUD/USD exchange rates.

•
(1D) Represents preliminary estimated direct and incremental transaction costs incurred by Carbon Revolution, allocated between new capital raised and the listing of Carbon Revolution legacy shareholder securities in a no redemption scenario directly in equity and in profit and loss respectively.

•
(1D.1) Represents preliminary estimated direct and incremental transaction costs incurred by Carbon Revolution, allocated between new and existing capital using a 25% redemption scenario directly in equity and in profit and loss respectively.

•
(1D.2) Represents preliminary estimated direct and incremental transaction costs incurred by Carbon Revolution, allocated between new and existing capital using a 75% redemption scenario directly in equity and in profit and loss respectively.

•
(1D.3) Represents preliminary estimated direct and incremental transaction costs incurred by Carbon Revolution recognized in profit and loss in a maximum redemption scenario with no new capital raised.

•
(1E) Represents the commitment fee being the fair value of 15,000 MergeCo Ordinary Shares issued to Yorkville Advisors for establishment of the committed equity facility which takes effect at closing of the Business Combination. The fair value of MergeCo Ordinary Shares is determined by reference to the implied value based on the market price of Carbon Revolution shares and associated proposed transaction exchange ratio.

•	(1F) Represents the pro forma adjustment for the exchange of Carbon Revolution shares as a result of the Business Combination.
•
(1G) Represents the pro forma adjustment for the award of Founder Shares of A$34.6 million as a result of the Business Combination with no forfeiture conditions and the award of shares to the Twin Ridge directors that are contingent on successful completion of a business combination.

•	(1H) Represents the pro forma adjustment for the share-based compensation offered to the directors that is contingent on successful completion of a business combination.
•
(1I) Reversal of commitment fee being the fair value of 15,000 MergeCo Ordinary Shares issued to Yorkville Advisors for establishment of the committed equity facility which takes effect at closing of the Business Combination. This has been recognized as part of the pro-forma adjustments in the year ended June 30, 2022.

•	(1J) Represents a reclassification of transaction expenses comprising existing staff costs to administrative expenses in order to meet IFRS requirements.
•
(1K) Represents the pro forma adjustment for the 70.6% Twin Ridge Class A Ordinary Shares, the holders of which exercised their redemption rights in connection with the Extension Meeting totaling A$225.1 million in redemptions.

•
(1L) The pro forma presentation gives effect to financing entered into subsequent to December 31, 2022 that is not contingent on consummation of the merger. The financing adjustments amounts give effect to

○	A$88.6 million equivalent in 4 year borrowings pursuant to the PIUS Financing;
○	associated transaction costs and financing fees of A$19.4 million paid out of proceeds;
○	cash reserves required to be maintained of A$14.3 million – classified as restricted cash;
○	The repayment of existing debt outstanding at December 31, 2022 of A$14.7 million; and
○	Net cash proceeds of A$40.2 million
A$’000
Restricted Cash	14,347
Transaction costs and financing fees	19,380
Repayment of borrowings	14,658
Cash (Net proceeds)	40,176
Total	88,561

For pro forma presentation purposes, all amounts shown are in AUD converted at the USD exchange rate at December 31, 2022. However, amounts shown elsewhere are converted at the USD/AUD exchange rate in effect when the financing took place in May 2023.
•
(1M) Reflects coupon interest at 8.5% per annum and the amortization of transaction related costs on the drawdown of borrowings under the PIUS Financing as if it had been drawn down on July 1, 2021 concurrent with the Business Combination as presented in the pro forma statement of operations.

•
(1N) Reflects the A$103 million consideration under the OIC securities purchase agreement for the issuance of preferred shares and warrants effective upon consummation of the Business Combination. The adjustment gives effect to amounts immediately available to MergeCo on issuance of an initial tranche of preferred shares, the issuance of MergeCo warrants, transaction expenses and financing fees of A$3.4 million and A$51.6 million restricted in escrow subject to release upon satisfaction of certain future conditions

A$’000
Restricted Cash	51,661
Transaction costs and financing fees	3,395
Cash (Net proceeds)	48,266
Total	103,322
The fair value of the warrant liability is based on the following number of warrants issued to OIC investors and the implied value of MergeCo shares based on the Carbon Revolution share price consistent with the measurement of pro forma IFRS2 expenses. The actual number of warrants will depend on the actual redemptions:
-	Scenario 1: No Redemptions - 5,633,321
-	Scenario 2: 25% Redemptions - 5,586,348
-	Scenario 3: 75% Redemptions - 5,492,403
-	Scenario 4: 100% Redemptions – 5,445,431
•
(1O) Reflects a 12% coupon due on the initial issuance of preferred shares to OIC investors, the accretion of the preferred share liability on an effective interest basis and the amortization of transaction related costs as if the preferred shares had been issued on July 1, 2021 concurrent with the Business Combination as presented in the proforma statements of operations.

4.	Loss per Share
Loss per share is calculated using the historical weighted average shares outstanding, and the issuance of additional MergeCo Ordinary Shares in connection with the Pro Forma Transactions, assuming such shares were outstanding since July 1, 2021. As the Pro Forma Transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the Carbon Revolution ordinary shares issuable relating to the Pro Forma Transactions have been outstanding for the entire period presented. If the maximum number of Twin Ridge Class A Ordinary Shares is redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period.
As of June 30, 2022, prior to giving effect to the Pro Forma Transactions, the following Twin Ridge Ordinary Shares were authorized, issued and outstanding:
•
Class A Ordinary Shares, par value $0.0001 per share, all of which were subject to possible redemption at approximately $10.00 per share: 500,000,000 shares authorized, 21,308,813 shares issued and outstanding; and

•	Class B Ordinary Shares, par value $0.0001 per share: 50,000,000 shares authorized, 5,327,203 shares issued and outstanding (0.3 million of which will be forfeited).

For purposes of the unaudited pro forma condensed combined financial information, after giving effect to the Pro Forma Transactions, no Twin Ridge Ordinary Shares of any series will be authorized, issued or outstanding.
For the purpose of calculating the pro forma MergeCo Ordinary Shares outstanding as of June 30, 2022 and December 31, 2022, it was assumed that:
•	None of Carbon Revolution’s outstanding vested or unvested options were exercised immediately prior to the Business Combination; and
•	None of the MergeCo OIC investor warrants were exercised immediately upon consummation of the Business Combination.
The unaudited pro forma condensed combined financial information has been prepared assuming four alternative levels of redemption for the period then ended:
	Net Earnings (loss) per share-basic and diluted
	Scenario 1: Assuming No Redemptions	Scenario 2: Assuming 25% Redemptions	Scenario 3: Assuming 75% Redemptions	Scenario 4: Assuming Maximum Redemptions
Year ended June 30, 2022
Pro forma net loss (in thousands)	(128,210)	(128,900)	(130,604)	(147,497)
Net loss per share-basic and diluted	(5.14)	(5.52)	(6.44)	(7.88)
6 months ended December 31, 2022
Pro forma net loss (in thousands)	(40,696)	(40,687)	(40,670)	(40,661)
Net loss per share-basic and diluted	(1.63)	(1.74)	(2.01)	(2.17)
Number of Shares
Twin Ridge shareholders*	11,266,645	9,699,984	6,566,661	5,000,000
Carbon Revolution Shareholders	13,638,284	13,653,943	13,685,260	(13,700,919)
Yorkville Advisors Global, LP	15,000	15,000	15,000	15,000
	24,919,929	23,368,927	20,266,921	18,715,919
(*)	The historical shares of MergeCo outstanding prior to the Business Combination will be cancelled.
Amended and Rested
The last paragraph beginning on page 209 in “Business of Carbon Revolution and Certain Information About Carbon Revolution” is replaced with the following text:
Revenue for the year ended June 30, 2022 was A$40.3 million (USD$27.7 million), up 15% from the previous year, primarily driven by stronger production and sales results late in the fiscal year. Revenue for the half year ended December 31, 2022 was $18.0 million (USD$12.6 million). Revenue for the three months ended March 31, 2023 was A$7.1 million (Preliminary) (USD$5.0 million). Revenue for the three months ended June 30, 2023 was A$13.1 million (Preliminary) (USD$8.5 million), with the revenue growth compared to the prior quarter driven by significant increases in wheel production and sales for both the Z06 Corvette and the newly-launched Range Rover Sport SV programs. Revenue for the year ended June 30, 2023 was A$38.3 million (Preliminary) (USD$24.9 million), which was 2.1% below the prior year and below the Company’s original expectations primarily due to timing of the Corvette program. Based on the updated financial projections issued on September 21, 2023, revenue is forecast to grow to A$57.9 million (USD$40.6 million) in calendar year 2023 and to A$116.9 million (USD$81.8 million) in calendar year 2024. 100% of calendar year 2023 and 100% of calendar year 2024 of this projected revenue is forecast to be derived from programs that are contracted through formal award. EBITDA for these periods is expected to be negative A$37.1 million (USD$26.0 million) in calendar year 2023 and negative A$2.7 million (USD$1.9 million) in calendar year 2024. The Company has included forecasted EBITDA, excluding transaction and one-off costs, in lieu of forecasted net income (loss) alongside its revenue projections. The Company’s use of forecasted EBITDA reflects the fact that management does not have a reasonable basis for projecting certain recurring and non-recurring expenses including taxes and interest expenses that would be necessary to present IFRS-based net income (loss) or earnings per share that will depend on a variety of factors that are not yet known.

Amended Disclosure Regarding Current Outlook—Management’s Discussion and Analysis of Financial Condition and Results of Operations of Carbon Revolution
The sixth paragraph and the first part of the seventh paragraph on page 235 are revised as set forth below:
If Carbon Revolution or MergeCo does not complete a US$60 million (A$90.3 million)6 Qualified Capital Raise (as defined in the New Debt Program documentation), including the issuance of equity or subordinated debt that does not require certain payments until at least 180 days after the repayment of the New Debt Program, by December 31, 2023, then an additional (i) 5% of the debt amount (US$3 million (A$4.3 million)) or (ii) if no event of default has occurred, $1,500,000 in cash and 500,000 MergeCo Ordinary Shares (unless the Business Combination does not occur by September 30, 2023 and is not cured within 60 days) would be required to be paid upon the earlier of our refinancing of an outstanding loan or the maturity of the New Debt Program. If Carbon Revolution or MergeCo does not complete a US$45 million (A$64.3 million) Qualified Capital Raise, an additional (i) 5% (being 10% in total and inclusive of the requirement in the preceding sentence) of the debt amount (being US$6 million (A$8.6 million) in total, inclusive of the requirement in the preceding sentence) and (ii) if no event of default has occurred, $1,500,000 in cash and 500,000 MergeCo Ordinary Shares (unless the Business Combination does not occur by September 30, 2023 and is not cured within 60 days) is to be paid over the life of the debt program. The additional fee of US$0.15 million per month (being US$6 million divided by 41 months) resulting from not undertaking a Qualified Capital Raise of US$45 million or more is the “PIUS Additional Monthly Fee” and would be payable upon the earlier of our refinancing of an outstanding loan or the maturity date of the New Debt Program. Drawdowns under the Committed Equity Financing do not qualify as a Qualified Capital Raise.
The program documents also provide that the failure to complete the Business Combination by September 30, 2023 would be a breach of the relevant covenant, giving rise to an event of default, subject to a 60-day cure period and contains other customary events of default, including (amongst other things):
Supplemental Disclosure Regarding Management of MergeCo following the Business Combination
The following paragraph is added following the end of the subsection entitled “Executive Officers” on page 264:
Shareholder’s Agreement
See the section entitled “OIC Financing—Shareholder’s Agreement.”

Amendment and Restatement of Description of MergeCo’s Securities
The text beginning on page 267 entitled “Description of MergeCo’s Securities” is amended and restated as set forth below:
DESCRIPTION OF MERGECO’S SECURITIES
The following description of the material terms of MergeCo’s securities following the Transactions is not intended to be a complete summary of the rights and preferences of such securities. The full text of the MergeCo Amended and Restated Memorandum and Articles of Association that will be in effect upon completion of the Transactions, is attached as Annex C to this proxy statement/prospectus. This description is qualified in its entirety by reference to the MergeCo Amended and Restated Memorandum and Articles of Association, as will be in effect upon consummation of the Transactions, which is incorporated into this proxy statement/prospectus by reference.
General
MergeCo is a public limited company organized and existing under the laws of Ireland. MergeCo was formed on July 5, 2017 as a private limited liability company incorporated in Ireland under the name “Poppetell Limited” and changed its name on December 6, 2022 to “Carbon Revolution Limited”. MergeCo was re-registered as a public limited company on May 29, 2023, upon which its name changed to “Carbon Revolution Public Limited Company”. MergeCo’s affairs are governed by the ICA, the laws of Ireland and MergeCo’s Memorandum and Articles of Association.
The following are summaries of material provisions of the MergeCo Amended and Restated Memorandum and Articles of Association to be in effect assuming approval of all of the Required Twin Ridge Shareholder Proposals and upon consummation of the Transactions, and the ICA, insofar as they relate to the material terms of MergeCo Ordinary Shares.
Immediately prior to consummation of the Transactions, the authorized share capital of MergeCo will be $100,010,000 divided into 800,000,000,000 MergeCo Ordinary Shares with a nominal value of $0.0001 each, 200,000,000,000 preferred shares with a nominal value of $0.0001 each and 100,000,000 Class A Preferred Shares with a nominal value of $0.0001 each (such Class A Preferred Shares, being the “Preferred Shares” referred to in this document) and €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each.
Immediately prior to consummation of the Transactions, MergeCo will have issued and paid-up share capital of €25,000, representing 25,000 deferred shares of €1.00 each in order to satisfy statutory capitalization requirements that apply to all Irish public limited companies.
Ordinary Shares
Dividend Rights
Subject to the right (for so long as there are Preferred Shares in issue) of the Preferred Shareholders to receive a dividend in priority, the holders of MergeCo Ordinary Shares are entitled to such dividends as may be declared by the MergeCo board of directors. Dividends may be declared and paid out of the funds legally available therefor, or any other fund or account which can be authorized for this purpose in accordance with the ICA.
Voting Rights
Each MergeCo Ordinary Share shall be entitled to one vote on all matters subject to the vote at general meetings of MergeCo. Voting at any meeting of shareholders is by way of a poll, which shall be taken in such manner as the chairperson of the meeting directs.
An ordinary resolution to be passed at a meeting by the shareholders requires the affirmative vote of a simple majority of the votes attaching to MergeCo Ordinary Shares cast at a meeting, while a special resolution requires the affirmative vote of no less than 75% of the votes cast attaching to the outstanding MergeCo Ordinary Shares at a meeting. Where the shareholders wish to act by way of written resolution in lieu of holding a meeting, unanimous consent of the holders of MergeCo Ordinary Shares shall be required. A special resolution will be required for important matters such as a change of name, reducing the share capital or making changes to the MergeCo Amended and Restated Memorandum and Articles of Association to be in effect, assuming approval of all of the charter proposals and upon consummation of the Transactions.
Provisions in MergeCo’s Memorandum and Articles of Association enable a person who would otherwise incur a mandatory offer obligation under the Panel Act 1997, Takeover Rules 2022 (the “Irish Takeover Rules”) by the acquisition of MergeCo Ordinary Shares to avoid that obligation by requesting that MergeCo redesignate some or all of its MergeCo Ordinary Shares as restricted voting ordinary shares having no right to vote at general meetings of MergeCo but otherwise ranking pari passu with the other MergeCo Ordinary Shares.
Transfer of MergeCo Ordinary Shares
Subject to the restrictions contained in the Business Combination Agreement with respect to the MergeCo Ordinary Shares, and subject to any further restrictions contained in the MergeCo Amended and Restated Memorandum and Articles of Association, any MergeCo shareholder may transfer all or any of his or her MergeCo Ordinary Shares by an instrument of transfer in the usual or common form or any other form approved by the MergeCo board of directors.
Liquidation
On a return of capital on winding-up or otherwise (other than on conversion, redemption or purchase of MergeCo Ordinary Shares), assets available for distribution among the holders of MergeCo Ordinary Shares shall be distributed among the holders thereof on a pro rata basis, only after distribution in full is made to the holders of any Preferred Shares then in issue. If MergeCo’s assets available for distribution (after distribution to the holders of Preferred Shares, where relevant) are insufficient to repay all of the paid-up capital of the MergeCo Ordinary Shares, the assets will be distributed so that the losses are borne by MergeCo’s shareholders proportionately.
General Meetings of Shareholders
Shareholders’ meetings may be convened by the MergeCo board of directors on the requisition of the shareholders or, if the MergeCo board of directors fails to so convene a meeting, such extraordinary general meeting may be convened by the requisitioning shareholders where the requisitioning shareholders hold not less than 10% of the paid-up share capital of MergeCo. Any action required or permitted to be taken at any annual or extraordinary general meetings may be taken only upon the vote of the shareholders at an annual or extraordinary general meeting duly noticed and convened in accordance with the MergeCo Amended and Restated Memorandum and Articles of Association and the ICA. Unanimous consent of the holders of MergeCo Ordinary Shares shall be required before the shareholders may act by way of written resolution without a meeting.
Preferred Shares
Dividend Rights
The holders of Preferred Shares are entitled to cumulative dividends of 12% per annum, which accrue daily and are payable quarterly in cash out of distributable profits or in shares of Preferred Shares, at MergeCo’s option, in accordance with the terms of the MergeCo Amended and Restated Memorandum and Articles of Association . No distributions shall be made with respect to any shares in the capital of the MergeCo prior to the holders of Preferred Shares having received their Class A Preferred Share Return (as defined in the Amended and Restated Memorandum and Articles of Association).
Voting Rights
Holders of Preferred Shares shall be entitled to exercise a number of votes at any general meeting of the Company as calculated in accordance with the formula set out in MergeCo’s Amended and Restated Memorandum and Articles of Association.
Liquidation
On a return of capital on liquidation, a capital reduction or otherwise, the assets of MergeCo that are available for distribution to its members shall first be applied in paying to the Preferred Shareholders prior, and in preference, to the members holding any other class of shares in MergeCo, an amount equal to the applicable

Class A Preferred Share Return (as defined in MergeCo’s Amended and Restated Memorandum and Articles of Association). If MergeCo’s assets available for distribution are insufficient to make payment in the amount of the Class A Preferred Share Return, the assets will be distributed so that the losses are borne by the Preferred Shareholders proportionately. Such provisions also to the proceeds of a sale on a Change of Control Transaction (as defined in the Amended and Restated Memorandum and Articles of Association), which shall be paid to the holders of Preferred Shares as consideration for their Preferred Shares in priority to any payment to the holders of any other class of shares in the capital of MergeCo as if the proceeds of such Change of Control Transaction constituted the assets of MergeCo available for distribution on a liquidation or return of capital.
Other Rights
There are a number of matters listed in Schedule 1 of MergeCo’s Amended and Restated Memorandum and Articles of Association (i.e., the Structured Voting Rights Matters) which MergeCo cannot undertake without the prior written consent of the holders of a majority of the Preferred Shares in issue.
In the event that MergeCo fails to redeem the Preferred Shares on the mandatory date for their redemption, or where MergeCo breaches certain other provisions of the Securities Purchase Agreement or MergeCo’s Amended and Restated Memorandum and Articles of Association, the holders of a majority of the Preferred Shares in issue shall be entitled to provide directions to the MergeCo board of directors with respect to certain specified matters (i.e., the Springing Rights Matters) as set out in Schedule 2 of MergeCo’s Amended and Restated Memorandum and Articles of Association.
Warrants
Effective upon the consummation of the Business Combination, MergeCo will become the successor to Twin Ridge under the Existing Warrant Agreement and each outstanding and unexercised Public Warrant shall, in accordance with the terms of the Warrant Assumption Agreement, be automatically exchanged by assumption by MergeCo of the obligations under the Public Warrants, including to become exercisable in respect of MergeCo Ordinary Shares instead of Twin Ridge Ordinary Shares, and each Private Placement Warrant shall be automatically exchanged by assumption by MergeCo of the obligations under the Private Placement Warrants, including to become one MergeCo Founder Warrant. Each MergeCo Public Warrant and MergeCo Founder Warrant will be subject to the same terms and conditions that the corresponding Public Warrant and Private Placement Warrant, as applicable, had with respect to Twin Ridge’s Ordinary Shares immediately prior to the Twin Ridge Merger Effective Time. At the Twin Ridge Merger Effective Time, MergeCo expects to have outstanding (i) MergeCo Public Warrants to purchase an aggregate of 7,102,899 MergeCo Ordinary Shares, (ii) MergeCo Founder Warrants to purchase an aggregate of 5,107,842 MergeCo Ordinary Shares, in each case, with an exercise price of $11.50 per share and (iii) the OIC Warrants. The MergeCo Warrant contains provisions for the adjustment of the exercise price and the number of shares issuable upon the exercise of the applicable warrant in the event of certain events, including stock dividends, stock splits, reclassifications and consolidations. Certain of the MergeCo Warrants also contain net exercise provisions pursuant to which the holder may, in lieu of paying the exercise price in cash, surrender the applicable warrant and receive a net amount of shares based on the fair market value of MergeCo Ordinary Shares at the time of exercise after deducting the aggregate exercise price.
Public Shareholders’ Warrants
The MergeCo Public Warrants will entitle the registered holder to purchase one ordinary share at a price. Each MergeCo Public Warrant will entitle the registered holder to purchase one MergeCo Ordinary Share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of March 8, 2022 and 30 days after the Twin Ridge Merger Effective Time. The MergeCo Public Warrants will expire five years after the Twin Ridge Merger Effective Time, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
Under the Existing Warrant Agreement, MergeCo will not be obligated to deliver any MergeCo Ordinary Shares pursuant to the exercise of a MergeCo Public Warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the MergeCo Ordinary Shares underlying the MergeCo Public Warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration, or a valid exemption from registration is available. No MergeCo Public Warrant will be exercisable, and we are not obligated to issue any MergeCo Ordinary Shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered, qualified or deemed to be exempt from registration or qualification under the securities laws of the state of the exercising holder. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a MergeCo Public Warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any MergeCo Public Warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the MergeCo Ordinary Shares underlying such unit.
MergeCo has agreed that as soon as practicable, but in no event later than 20 Business Days after the Twin Ridge Merger Effective Time, MergeCo will use commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the MergeCo Ordinary Shares issuable upon exercise of the MergeCo Public Warrants. MergeCo will use commercially reasonable efforts to cause the same to become effective within 60 Business Days after the Twin Ridge Merger Effective Time, and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the MergeCo Public Warrants in accordance with the provisions of the Existing Warrant Agreement. If a registration statement covering the issuance of shares issuable upon the exercise of MergeCo Public Warrants is not effective by the 60th Business Day from the Closing, warrant holders may, until such time as there is an effective registration statement and during any period when MergeCo will have failed to maintain an effective registration statement, exercise MergeCo Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. In such event, each holder would pay the exercise price by surrendering the MergeCo Public Warrant for that number of MergeCo Ordinary Shares equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of MergeCo Ordinary Shares underlying the MergeCo Public Warrants, multiplied by the excess of the “fair market value” (as defined below) less the exercise price of the MergeCo Public Warrants by (y) the fair market value and (B) 0.361. The “fair market value” as used in this paragraph shall mean the volume weighted average price of MergeCo Ordinary Shares for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.
Notwithstanding the above, if MergeCo Ordinary Shares are at the time of any exercise of a MergeCo Public Warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, MergeCo may, at our option, require holders of MergeCo Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event MergeCo so elects, MergeCo will not be required to file or maintain in effect a registration statement, but MergeCo will use commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of MergeCo Public Warrants when the price per MergeCo Ordinary Share equals or exceeds $18.00.
Once the MergeCo Public Warrants become exercisable, MergeCo may redeem the outstanding MergeCo Public Warrants (excluding the MergeCo Founder Warrants):
•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
•
if, and only if, the closing price of the MergeCo Ordinary Shares equals or exceeds $18.00 per share (as adjusted for adjustments described under “—Anti-dilution Adjustments”) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which notice of the redemption is sent to the warrant holders.

If and when the warrants become redeemable, MergeCo may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
We will not redeem the MergeCo Public Warrants as described above unless a registration statement under the Securities Act covering the issuance of the MergeCo Ordinary Shares issuable upon exercise of the MergeCo

Public warrants is then effective and a current prospectus relating to those MergeCo Ordinary Shares is available throughout the 30-day redemption period. If and when the MergeCo Public Warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.
The redemption criterion discussed above have been established to prevent a redemption call unless there is at the time of the call a significant premium to the MergeCo Warrant exercise price. If the foregoing conditions are satisfied and MergeCo issues a notice of redemption of the MergeCo Public Warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the MergeCo Ordinary Shares may fall below the $18.00 redemption trigger price (as adjusted for adjustments described under “—Anti-dilution Adjustments”) as well as the $11.50 per share warrant exercise price after the redemption notice is issued.
Redemption of MergeCo Public Warrants when the price per MergeCo Ordinary Share equals or exceeds $10.00.
When the MergeCo Public Warrants become exercisable, MergeCo may redeem the outstanding MergeCo Public Warrants:
•	in whole and not in part;
•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” (as defined below) of the MergeCo Ordinary Shares, except as otherwise described below;

•
if, and only if, the closing price of the MergeCo Ordinary Shares equals or exceeds $10.00 per public share (as adjusted for adjustments described under “—Anti-dilution Adjustments”) for any 20 trading days within the 30-trading day period ending three trading days before we send the notice of redemption to the warrant holders; and

•
if the closing price of the MergeCo Ordinary Shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders is less than $18.00 per share (as adjusted for adjustments described under “—Anti-dilution Adjustments”), the MergeCo Founder Warrants must also be concurrently called for redemption on the same terms as the outstanding MergeCo Public Warrants, as described above.

The “fair market value” as used in this paragraph means the volume weighted average price of MergeCo Ordinary Shares for the ten (10) trading days immediately following the date on which the notice of redemption is sent to the holders of warrants.
Beginning on the date the notice of redemption is given until the MergeCo Public Warrants are redeemed or exercised, holders may elect to exercise their MergeCo Public Warrants on a cashless basis. The numbers in the table below represent the number of MergeCo Ordinary Shares that a warrant holder will receive upon such cashless exercise in connection with a redemption by us pursuant to this redemption feature, based on the “fair market value” of the MergeCo Ordinary Shares on the corresponding redemption date (assuming holders elect to exercise their MergeCo Public Warrants and such warrants are not redeemed for $0.10 per warrant), determined for these purposes based on volume weighted average price of the MergeCo Ordinary Shares as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of MergeCo Public Warrants, and the number of months that the corresponding redemption date precedes the expiration date of the MergeCo Public Warrants, each as set forth in the table below. We will provide our warrant holders with the final fair market value no later than one Business Day after the 10-trading day period described above ends.
The share prices set forth in the column headings of the table below will be adjusted as of any date on which the number of MergeCo Ordinary Shares issuable upon exercise of a MergeCo Public Warrant or the exercise price of a MergeCo Public Warrant is adjusted as set forth under the subheading “—Anti-dilution Adjustments” below. If the number of MergeCo Ordinary shares issuable upon exercise of a warrant is adjusted, the adjusted share prices in the column headings will equal the share prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the number of MergeCo Ordinary Shares deliverable upon exercise of a MergeCo Public Warrant immediately prior to such adjustment and the denominator of which is the number of MergeCo Ordinary Shares deliverable upon exercise of a MergeCo Public Warrant as so adjusted. The number of MergeCo Ordinary Shares in the table below shall be adjusted in the same manner and at the same time as the number of MergeCo Ordinary Shares issuable upon exercise of a MergeCo Public Warrant. If the exercise price of a MergeCo Public Warrant is adjusted, (a) in the case of an adjustment pursuant to the fifth paragraph under the heading “—Anti-dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted price multiplied by a fraction, the numerator of which is the higher of the Market Value and the Newly Issued Price as set forth under the heading “—Anti-dilution Adjustments” and the denominator of which is $10.00 and (b) in the case of an adjustment pursuant to the second paragraph under the heading “—Anti-dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price less the decrease in the exercise price of a MergeCo Public Warrant pursuant to such exercise price adjustment.
Redemption Date (period to expiration of warrants)	Fair Market Value of MergeCo Ordinary Shares
	≤$10.00	$11.00	$12.00	$13.00	$14.00	$15.00	$16.00	$17.00	≥$18.00
60 months	0.261	0.281	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361
The exact fair market value and redemption date may not be set forth in the table above, in which case, if the fair market value is between two values in the table or the redemption date is between two redemption dates in the table, the number of MergeCo Ordinary Shares to be issued for each MergeCo Public Warrant exercised will be determined by a straight-line interpolation between the number of MergeCo Ordinary Shares set forth for the higher and lower fair market values and the earlier and later redemption dates, as applicable, based on a 365 or 366-day year, as applicable. For example, if the volume weighted average price of the MergeCo Ordinary Shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the MergeCo Public Warrants is $11.00 per share, and at such time there are 57 months until the expiration of the MergeCo Public Warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.277 MergeCo Ordinary Shares for each whole warrant. For an example where the exact fair market value and redemption date are not as set forth in the table above, if the volume weighted average price of the MergeCo Ordinary Shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the MergeCo Public Warrants is $13.50 per share, and at such time there are 38 months until the expiration of the MergeCo Public Warrants, holders may choose to, in connection with this redemption feature, exercise their MergeCo Public Warrants for 0.298 MergeCo Ordinary Shares for each whole warrant. In no event will the MergeCo Public Warrants be exercisable on a cashless basis in connection with this redemption feature for more than 0.361 MergeCo Ordinary Shares per warrant (subject to adjustment). Finally, as reflected in the table above, if the MergeCo Public Warrants are out of the money and about to expire, they cannot be exercised on a cashless basis in connection with a redemption pursuant to this redemption feature, since they will not be exercisable for any MergeCo Ordinary Shares.

This redemption feature is structured to allow for all of the outstanding MergeCo Public Warrants to be redeemed when the MergeCo Ordinary Shares are trading at or above $10.00 per share, which may be at a time when the trading price of the MergeCo Ordinary Shares is below the exercise price of the MergeCo Public Warrants. This redemption feature permits redemption of the MergeCo Public Warrants without the warrants having to reach the $18.00 per share threshold set forth above. Holders choosing to exercise their MergeCo Public Warrants in connection with a redemption pursuant to this feature will, in effect, receive a number of MergeCo Ordinary Shares for their MergeCo Public Warrants based on an option pricing model with a fixed volatility input. This redemption right is an additional mechanism by which outstanding MergeCo Public Warrants can be redeemed, and therefore permitting certainty with respect to capital structure as the MergeCo Public Warrants would no longer be outstanding and would have been exercised or redeemed. Warrant holders would receive the applicable redemption price if such redemption right is exercised; it would permit a quick redemption process, if determined to be in the best interest to do so. As such, the warrants would be redeemed in this manner, when in the best interest, to update our capital structure to remove the warrants and pay the redemption price to the warrant holders.
As stated above, the MergeCo Public Warrants can be redeemed when the MergeCo Ordinary Shares are trading at a price starting at $10.00, which is below the exercise price of $11.50 per share, because it will provide certainty with respect to our capital structure and cash position while providing warrant holders with the opportunity to exercise their MergeCo Public Warrants on a cashless basis for the applicable number of MergeCo Ordinary Shares. If MergeCo chooses to redeem the MergeCo Public Warrants when the MergeCo Ordinary Shares are trading at a price below the exercise price of the warrants, this could result in the warrant holders receiving fewer MergeCo Ordinary Shares than they would have received if they exercised their MergeCo Public Warrants for MergeCo Ordinary Shares if and when such MergeCo Ordinary Shares were trading at a price higher than the exercise price of $11.50 per share.
No fractional MergeCo Ordinary Shares will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a MergeCo Ordinary Share, we will round down to the nearest whole number of the number of MergeCo Ordinary Shares to be issued to the holder. If, at the time of redemption, the MergeCo Public Warrants are exercisable for a security other than the MergeCo Ordinary Shares pursuant to the Existing Warrant Agreement, the MergeCo Public Warrants may be exercised for such security. At such time as the MergeCo Public Warrants become exercisable for a security other than the MergeCo Ordinary Shares, MergeCo will use commercially reasonable efforts to register under the Securities Act the security issuable upon the exercise of the MergeCo Public Warrants.
Redemption procedures.
Holder Election to Limit Exercise. A holder of a warrant may notify MergeCo in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (as specified by the holder) of the MergeCo Ordinary Shares issued and outstanding immediately after giving effect to such exercise.
Anti-dilution Adjustments.
If the number of outstanding MergeCo Ordinary Shares is increased by a capitalization or share dividend paid in MergeCo Ordinary Shares to all or substantially all holders of MergeCo Ordinary Shares, or by a split up of MergeCo Ordinary Shares or other similar event, then, on the effective date of such capitalization or share dividend, split up, or similar event, the number of MergeCo Ordinary Shares issuable on exercise of each MergeCo Public Warrant will be increased in proportion to such increase in the outstanding MergeCo Ordinary Shares. A rights offering to holders of MergeCo Ordinary Shares entitling holders to purchase MergeCo Ordinary Shares at a price less than the historical fair market value (as defined below) will be deemed a share dividend of a number of MergeCo Ordinary Shares equal to the product of (i) the number of MergeCo Ordinary Shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for MergeCo Ordinary Shares) and (ii) one minus the quotient of (x) the price per MergeCo Ordinary Share paid in such rights offering and (y) the historical fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for MergeCo Ordinary Shares, in determining the price payable for MergeCo Ordinary Shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and

(ii) “historical fair market value” means the volume weighted average price of MergeCo Ordinary Shares as reported during the 10 trading day period ending on the trading day prior to the first date on which the MergeCo Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if MergeCo, at any time while the MergeCo Public Warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of MergeCo Ordinary Shares on account of such MergeCo Ordinary Shares (or other securities into which the warrants are convertible), other than (a) as described above, (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the MergeCo Ordinary Shares during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of MergeCo Ordinary Shares issuable on exercise of each MergeCo Public Warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50 per share, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each ordinary share in respect of such event.
If the number of issued and outstanding MergeCo Ordinary Shares is decreased by a consolidation, combination, reverse share sub-divisions or reclassification of MergeCo Ordinary Shares or other similar event, then, on the effective date of such consolidation, combination, reverse share sub-divisions, reclassification or similar event, the number of MergeCo Ordinary Shares issuable on exercise of each warrant will be decreased in proportion to such decrease in issued and outstanding MergeCo Ordinary Shares.
Whenever the number of MergeCo Ordinary Shares purchasable upon the exercise of the warrants is adjusted, as described above, the MergeCo Public Warrant exercise price will be adjusted by multiplying the MergeCo Public Warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of MergeCo Ordinary Shares purchasable upon the exercise of the MergeCo Public Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of MergeCo Ordinary Shares so purchasable immediately thereafter.
In addition, if (x) we issue additional MergeCo Ordinary Shares or equity-linked securities for capital raising purposes in connection with the closing of the Business Combination at an issue price or effective issue price of less than $9.20 per MergeCo Ordinary Share (with such issue price or effective issue price to be determined in good faith and in the case of any such issuance to Sponsors or their affiliates, without taking into account any Founder Shares held by the Founder Holders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Business Combination on the date of the completion of the Business Combination (net of redemptions), and (z) the volume-weighted average trading price of the MergeCo Ordinary Shares during the 20 trading day period starting on the trading day prior to the Twin Ridge Merger Effective Time (such price, the “Market Value”) is below $9.20 per share, the exercise price of the MergeCo Public Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
In case of any reclassification or reorganization of the outstanding MergeCo Ordinary Shares (other than those described above or that solely affects the par value of such MergeCo Ordinary Shares), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding MergeCo Ordinary Shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the MergeCo Public Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the MergeCo Public Warrants and in lieu of the MergeCo Ordinary Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of MergeCo Ordinary Shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the issued and outstanding MergeCo Ordinary Shares, the holder of a warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such warrant holder had exercised the warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the MergeCo Ordinary Shares held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustment (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the Existing Warrant Agreement. If less than 70% of the consideration receivable by the holders of MergeCo Ordinary Shares in such a transaction is payable in the form of MergeCo Ordinary Shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the Existing Warrant Agreement based on the Black-Scholes value (as defined in the Existing Warrant Agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.
The Public Warrants that are to be exchanged for MergeCo Public Warrants have been issued in registered form under the Existing Warrant Agreement. The Existing Warrant Agreement will, following MergeCo becoming the successor to Twin Ridge under the Existing Warrant Agreement, provide that the terms of the MergeCo Public Warrants may be amended without the consent of any holder for the purposes of (i) curing any ambiguity or correct any mistake, including to conform the provisions of the Existing Warrant Agreement to the description of the terms of the warrants and the Existing Warrant Agreement set forth in this proxy statement/prospectus, or defective provision, (ii) amending the definition of ordinary cash dividends on MergeCo Ordinary Shares as contemplated by and in accordance with the Existing Warrant Agreement or (iii) adding or changing any provisions with respect to matters or questions arising under the Existing Warrant Agreement as the parties to the Existing Warrant Agreement may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the MergeCo Public Warrants, provided that the approval by the holders of at least 50% of the then outstanding MergeCo Public Warrants is required to make any change that adversely affects the interests of the registered holders. You should review a copy of the Existing Warrant Agreement, which has been filed as an exhibit to this proxy statement/prospectus, for a complete description of the terms and conditions applicable to the MergeCo Public Warrants.
The MergeCo Public Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of MergeCo Public Warrants being exercised. The warrant holders do not have the rights or privileges of holders of MergeCo Ordinary Shares and any voting rights until they exercise their MergeCo Public Warrants and receive MergeCo Ordinary Shares. After the issuance of MergeCo Ordinary Shares upon exercise of the MergeCo Public Warrants, each holder will be entitled to one vote for each MergeCo Ordinary Share held of record on all matters to be voted on by shareholders.
Warrants may be exercised only for a whole number of MergeCo Ordinary Shares. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of MergeCo Ordinary Shares to be issued to the warrant holder.

We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the Existing Warrant Agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.
MergeCo Founder Warrants
Except as described below, the MergeCo Founder Warrants will have terms and provisions that are identical to those of the MergeCo Public Warrants. The MergeCo Founder Warrants (including the MergeCo Ordinary Shares issuable upon exercise thereof) will not be transferable, assignable or salable until 30 days after the Business Combination (except pursuant to limited exceptions to Twin Ridge’s officers and directors and other persons or entities affiliated with the Sponsor) and they will not be redeemable by us (except as described under “—Warrants—Public Shareholders’ Warrants—Redemption of MergeCo Public Warrants for MergeCo Ordinary Shares when the price per MergeCo Ordinary Share equals or exceeds $10.00”) so long as they are held by the Sponsor or its permitted transferees (except as otherwise set forth herein). The Sponsor, or its permitted transferees, have the option to exercise the MergeCo Founder Warrants on a cashless basis. If the MergeCo Founder Warrants are held by holders other than Sponsor or its permitted transferees, the MergeCo Founder Warrants will be redeemable by us in all redemption scenarios and exercisable by the holders on the same basis as the MergeCo Public Warrants.
Except as described above under “—Public Shareholders’ Warrants—Redemption of MergeCo Public Warrants for MergeCo Ordinary Shares when the price per MergeCo Ordinary Share equals or exceeds $10.00”, if holders of the MergeCo Founder Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its MergeCo Founder Warrants for that number of MergeCo Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of MergeCo Ordinary Shares underlying the MergeCo Founder Warrants, multiplied by the excess of the “Sponsor fair market value” over the exercise price of the MergeCo Founder Warrants by (y) the Sponsor fair market value. For these purposes, the “Sponsor fair market value” shall mean the average reported closing price of the MergeCo Ordinary Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.
OIC Warrants
OIC MergeCo Warrant
The OIC MergeCo Warrant is exercisable for Warrant Shares immediately at an exercise price of $0.01 per share (the “MergeCo Exercise Price”) and expires seven years from the date of issuance. The MergeCo Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. The OIC MergeCo Warrant may be exercised for cash or may be exercised on a cashless basis. The number of Warrant Shares issuable is equal to, subject to adjustment, the Vested Warrant Percentage (as defined below) multiplied by the number of outstanding Ordinary Shares calculated on a fully-diluted basis immediately following the consummation of the Scheme Acquisition. The determination of the fully-diluted basis includes (a) all issued MergeCo Ordinary Shares (excluding any Ordinary Shares issued in exchange for TRCA Class A Ordinary Shares in connection with the Business Combination) immediately following the Business Combination, (b) any “Initial Equity Awards”, defined to be equal to up to 5% of total MergeCo Ordinary Shares granted at closing of the Business Combination under MergeCo’s approved equity incentive plan, (c) any additional Ordinary Shares issued (or issuable) under the approved equity incentive plan through the second anniversary of the closing of the Business Combination, (d) any later issuances of Ordinary Shares upon cashless exercise of the Public Warrants and Private Placement Warrants, and (e) any other Ordinary Shares issuable upon the exercise or conversion of all other outstanding Equity Interests (as defined in the Warrant) as of the closing of the Business Combination (including the OIC MergeCo Warrant). The calculation of fully-diluted basis for purposes of the OIC MergeCo Warrant expressly excludes Ordinary Shares issuable upon exercise of the Public Warrants and Private Placement Warrants for cash. The Vested Warrant Percentage means: (i) 12.49%; plus (ii) upon the OIC Investors’ subscription for the Second Reserve Release securities, 5.00%; plus (iii) upon the earlier of (a) the date on which OIC has funded a Subsequent Closing and (b) the end of 24 months following the Initial Closing date, 2.50%; provided, that, if the OIC Investor fails to fund a Subsequent Closing upon the satisfaction of the conditions thereto then clause (iii) shall be null and void.

The OIC MergeCo Warrant contains restrictions on MergeCo’s ability to raise equity capital in certain circumstances. MergeCo shall obtain the consent of the holders of the OIC MergeCo Warrant prior to (i) issuing Ordinary Shares at a price per share lower than the Maximum Discount (as defined in the OIC MergeCo Warrant); (ii) issuing Ordinary Shares such that the holders of the OIC MergeCo Warrant would be diluted to less than 10% of the aggregate number of outstanding Ordinary Shares calculated on a fully-diluted basis; or (iii) amending the MergeCo Amended and Restated Memorandum and Articles of Association in a way that would be materially adverse to the holders of the OIC MergeCo Warrant. In the case of (i) and (ii) above, such consent rights only apply if the holders of the OIC MergeCo Warrant beneficially own at least 10% of the outstanding MergeCo Ordinary Shares, on a fully-diluted basis and assuming the full exercise of the OIC MergeCo Warrant without any reduction for any portion that is unvested or incapable of vesting, at the time of the proposed equity issuance. Additionally, if the OIC Investors fail to fund a Subsequent Closing when all of the conditions precedent thereto other than the approval of the OIC Investors’ own investment committee are satisfied, then such consent rights shall terminate.
Share Capital Reduction
Following the Initial Closing, MergeCo will apply to the High Court of Ireland for an order to confirm the Share Capital Reduction within 10 Business Days of the Initial Closing, and will use best efforts to obtain such order as promptly as practicable (and in any event within 60 days of the Initial Closing). The Share Capital Reduction is intended to create a level of distributable profits which are available to cover, in part, the amount of any cash dividend or redemption amount payable to the holders of the Preferred Shares. If the Share Capital Reduction is implemented, the funds included in MergeCo’s reserves will be permitted to be used for paying dividends and redeeming the Preferred Shares, which may reduce MergeCo’s funds available to fund operations and MergeCo’s growth without any amounts expended in such dividends or redemptions being paid to holders of Ordinary Shares.
MergeCo’s Transfer Agent and Warrant Agent
The transfer agent for MergeCo’s warrants will be Computershare Trust Company, N.A. MergeCo has agreed to indemnify Computershare Trust Company, N.A. in its roles as transfer agent and warrant agent, its agents and each of its shareholders, directors, officers and employees against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.
History of Security Issuances
Upon its formation, MergeCo issued fifty MergeCo Ordinary Shares at a price of €1.00 each to each of Paula Horan and Andrew Lambe. On November 25, 2022, Paula Horan and Andrew Lambe transferred the entire issued and outstanding share capital of MergeCo to Enceladus Holding Limited. On March 31, 2023, MergeCo issued a further 24,900 ordinary shares to Gerard Buckle to fulfill Irish statutory capitalization requirements for the purposes of re-registering MergeCo as a public limited company. On May 4, 2023, the 100 MergeCo Ordinary Shares issued on incorporation and subsequently acquired by Enceladus Holding Limited were transferred to Gerard Buckle, such that MergeCo is now wholly owned by Gerard Buckle. MergeCo now has, and immediately prior to consummation of the Transactions will have, paid up capital of €25,000.
Transfer Agent
Upon the completion of the Transactions, the transfer agent for MergeCo Ordinary Shares will be Computershare Trust Company, N.A.
Listing
MergeCo will apply for the listing of MergeCo Ordinary Shares and MergeCo Warrants on Nasdaq Global under the symbols “CREV” and “CREVW”, respectively.

Amendment and Restatement of Comparison of Corporate Governance and Shareholder Rights
The text beginning on page 279 entitled “Comparison of Corporate Governance and Shareholder Rights” is amended and restated as set forth below:
COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS
Twin Ridge is an exempted company incorporated in the Cayman Islands and Twin Ridge’s Existing Organizational Documents and the Cayman Islands Companies Act govern the rights of the Twin Ridge shareholders. Post-combination, MergeCo will be a public limited company organized and existing under the laws of Ireland, and the MergeCo Amended and Restated Memorandum and Articles of Association and the ICA will govern the rights of MergeCo’s shareholders. The ICA differs in some material respects from the Cayman Islands Companies Act. In addition, the Existing Organizational Documents of Twin Ridge differs in certain material respects from the MergeCo Amended and Restated Memorandum and Articles of Association. As a result, when you become a shareholder of MergeCo, your rights will differ in some regards as compared to when you were a shareholder of Twin Ridge. Below is a summary chart outlining important similarities and differences in the corporate governance and shareholder rights associated with each of Twin Ridge and MergeCo according to applicable law and/or the organizational documents of Twin Ridge and MergeCo. You also should review the MergeCo Amended and Restated Memorandum and Articles of Association (as the same will be in effect assuming approval of all of the charter proposals and upon consummation of the Transactions) attached as Annex C to this proxy statement/prospectus, as well as the corporate law of Ireland, including the ICA, to understand how these laws apply to MergeCo.
For so long as there are Preferred Shares in issue, the prior written consent of the Preferred Shareholders holding a majority of the Preferred Shares in issue (“Class A Majority”) shall be required before MergeCo can undertake certain matters (i.e., Structured Voting Rights Matters) as set out in MergeCo’s Amended and Restated Memorandum and Articles of Association (“Structured Voting Rights”).
Corporate Law Differences
Cayman Islands	Ireland
Principal Applicable Legislation

The Cayman Islands Companies Act	The Irish Companies Act (“ICA”)

Shareholder Meetings

Held at a time and place as determined by the directors.
Held at a time and place as determined by the directors subject to at least one shareholder meeting being held in each year, being the company’s annual general meeting.

Shareholders holding not less than 10% of the paid-up share capital in MergeCo may also require the directors to convene a shareholder meeting.

May be held within or outside the Cayman Islands.	May be held within or outside Ireland.

Notice:	Notice:

A copy of the notice of any meeting shall be given not fewer than five clear days before the date of the proposed meeting to those persons whose names appear in the register of members on the record date of the proposed meeting.

A copy of the notice of any meeting shall be given at least 21 days before the date of the proposed meeting to the members, directors and auditors.

In certain limited circumstances, a meeting may be called by 14 days’ notice, but this shorter notice period shall not apply to the annual general meeting.

Corporate Law Differences
Cayman Islands	Ireland
Shareholders’ Voting Rights

Any person authorized to vote may be represented at a meeting by a proxy who may vote on behalf of the shareholder.	Every shareholder entitled to attend, speak, ask questions and vote at a general meeting may appoint a proxy or proxies to attend, speak, ask questions and vote on behalf of the shareholder.

Quorum is fixed by the Existing Organizational Documents to consist of the holder or holders of a majority of Twin Ridge’s shares present in person or by proxy.
Quorum is fixed by the MergeCo Amended and Restated Memorandum and Articles of Association, to consist of at least two shareholders present in person or by proxy entitled to exercise more than fifty percent (50%) of the voting rights of the shares

Resolutions put to the vote of a meeting shall be decided on a poll, which shall be taken in such manner as the chairperson of the meeting directs. Subject to the provisions of the Existing Organizational Documents and any rights or restrictions attached to any shares, every shareholder of record present in person or by proxy shall have one vote for each share registered in his or her name.

Resolutions put to the vote of a meeting shall be decided on a poll, which shall be taken in such manner as the chairperson of the meeting directs. Subject to the provisions of the MergeCo Amended and Restated Memorandum and Articles of Association and any rights or restrictions attached to any shares (including the formula for calculating the votes of the Preferred Shareholders), every shareholder of record present in person or by proxy shall have one vote for each share registered in his or her name.

Where the rights attaching to shares are set out in the Existing Organizational Documents, any changes to these rights will need to be effected by way of special resolution (passed by at least two-thirds of the votes cast by shareholders attending and voting at the meeting in person or by proxy) amending the Memorandum and Articles of Association. Additionally, the rights attaching to a particular class of shares may only be varied with the consent in writing of the holders of not less than two thirds of the issued shares of that class or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of shares of that class.

Where the rights attaching to shares are set out in the MergeCo Amended and Restated Memorandum and Articles of Association, any changes to these rights will need to be effected by way of (i) a special resolution (passed by 75% of the votes cast by shareholders attending and voting at the meeting) amending the MergeCo Amended and Restated Memorandum and Articles of Association; and (ii) a Class A Majority where there are Preferred Shares in issue. Additionally, the rights attaching to a particular class of shares may only be varied if (a) the holders of 75% of the nominal value of the issued shares of that class consent in writing to the variation, or (b) a special resolution, passed at a separate general meeting of the holders of that class, sanctions the variation.

The directors may issue preference shares from time to time and may fix the rights attaching to such preference shares. The rights attaching to the preference shares may (once such shares are in issue) be changed by way of a resolution passed by a majority of not less than two-thirds of the votes attending and voting at the relevant meeting or class meeting.

Subject to the Structured Voting Rights, the MergeCo board of directors is empowered to cause preferred shares to be issued from time to time and may fix the rights attaching to such preferred shares. The MergeCo board of directors may change the rights of any series of preferred shares that has been created but not yet issued. Once issued, the rights attaching to a series of preferred shares may only be varied with the consent in writing of 75% of the holders of those shares or by a special resolution passed by that class.

The creation, designation or issue of preference shares with rights and privileges ranking in priority to an existing class of shares shall be deemed not to be a	The creation, issue and allotment of preferred shares shall not constitute a variation of rights of any existing class of shares.

Corporate Law Differences
Cayman Islands	Ireland
variation of the rights of such existing class.

Cumulative voting in the election of directors is not provided for.	Cumulative voting in the election of directors is not provided for.

Shareholder approval in respect of the consummation of Twin Ridge’s initial Business Combination requires a majority vote of the Twin Ridge shareholders who, being so entitled, attend and vote at the general meeting (whether in person or by proxy).
MergeCo’s Board has approved entry into and consummation of the Business Combination by MergeCo. Shareholder approval of the Business Combination is not required.

All other matters to be decided upon by the shareholders require a majority vote of shareholders who, being so entitled, attend and vote at the general meeting, unless the Cayman Islands Companies Act or the Twin Ridge Memorandum and Articles of Association requires a higher majority.

Subject to the Structured Voting Rights, all other matters to be decided upon by the shareholders require a majority vote of shareholders who, being so entitled, attend and vote at the general meeting, unless the ICA or MergeCo’s constitution requires a higher majority, in which case a special resolution must be passed by not less than 75% of the votes cast by those attending and voting. By way of example only, matters that require a special resolution include any amendments to the MergeCo Amended and Restated Memorandum and Articles of Association, the acquisition by MergeCo of its own shares, the variation of class rights attaching to classes of shares, and the re-registration of MergeCo as a different company form.

The MergeCo Amended and Restated Memorandum and Articles of Association may not be amended by resolution of directors, but the directors when issuing preference shares may fix the rights attaching to such shares (subject to the Structured Voting Rights).

Shareholder Rights Plan

No equivalent provisions
Subject to applicable law, the MergeCo Amended and Restated Memorandum and Articles of Association provide the MergeCo board of directors with the power to adopt a shareholder rights plan upon such terms as the MergeCo board of directors deems expedient in the best interests of MergeCo, and to exercise any power of MergeCo to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for MergeCo Ordinary Shares or preference shares in the capital of MergeCo in accordance with the terms of such rights plan. MergeCo’s ability to adopt a rights plan or to take other anti-takeover measures after the MergeCo board of directors has received an approach which may lead to an offer or has reason to believe an offer is, or may be, imminent would be restricted by the frustrating actions prohibition of the Irish Takeover Rules.

Corporate Law Differences
Cayman Islands	Ireland
Shareholder Consent to Action without Meeting

The Cayman Islands Companies Act allows an ordinary resolution signed by all the shareholders entitled to vote on such resolution and authorized by the articles of association. The Existing Organizational Documents authorize such unanimous written resolutions.

As set out in the MergeCo Amended and Restated Memorandum and Articles of Association, for so long as MergeCo has more than one shareholder, unanimous consent of the holders of MergeCo Ordinary Shares is required before the shareholders may act by way of written resolution in lieu of holding a general meeting.

Directors

The Twin Ridge Board must consist of at least one director.	The MergeCo board of directors must consist of at least two directors.

Maximum and minimum number of directors can be changed by an ordinary resolution of shareholders being a majority vote of shareholders who, being so entitled, attend and vote at the general meeting.
Maximum and minimum number of directors can be changed by an amendment to the MergeCo Amended and Restated Memorandum and Articles of Association, with such amendment being passed by a special resolution of shareholders (75% of those attending and voting) and a Class A Majority where there are Preferred Shares in issue, but not a resolution of the directors.

The directors shall be divided into three classes, designated Class I, Class II and Class III.	The directors (other than any directors appointed by the Class A Majority) shall be divided into three classes, designated Class I, Class II and Class III.

The term of the initial Class I directors shall terminate at Twin Ridge’s first annual general meeting; the term of the initial Class II directors shall terminate at Twin Ridge’s second annual general meeting; and the term of the initial Class III directors shall terminate at Twin Ridge’s third annual general meeting.

The term of the initial Class I directors shall terminate at the conclusion of MergeCo’s 2024 annual general meeting; the term of the initial Class II directors shall terminate on the conclusion of MergeCo’s 2025 annual general meeting; and the term of the initial Class III directors shall terminate on the conclusion of MergeCo’s 2026 annual general meeting.

Directors are eligible to stand for re-election at the relevant annual general meeting. Directors shall be re-elected for a three-year term.

In the event of a contested election (i.e., where the number of MergeCo director nominees exceeds the number of MergeCo directors to be elected), each of those nominees shall be voted upon as a separate resolution and the directors of MergeCo shall be elected by a plurality of the votes cast in person or by proxy at any such meeting. “Elected by a plurality” means the election of those of the MergeCo director nominees equaling in number the number of positions to be filled at the relevant general meeting that receive the highest number of votes.

Directors appointed by the Class A Majority will remain in office until they resign or are removed by the Class A Majority.

Corporate Law Differences
Cayman Islands	Ireland
The directors may by resolution appoint a replacement director to fill a casual vacancy arising on the resignation, disqualification or death of a director. The replacement director will then hold office until the next annual general meeting at which the director he replaces would have been subject to retirement by rotation.

Any vacancy on the board shall be deemed a casual vacancy, which shall be filled by the decision of a majority of the board then in office (save in the case of directors appointed by the Class A Majority). The replacement director will hold office until the next annual general meeting at which the director he replaces would have been subject to retirement by rotation.

Directors do not have to be independent under the Existing Organizational Documents.	Directors do not have to be independent under the MergeCo Amended and Restated Memorandum and Articles of Association.

Under the Existing Organizational Documents, a director may be removed from office by a resolution of the holders of Twin Ridge Class B Ordinary Shares only prior to the consummation of Twin Ridge’s initial Business Combination.

Under Section 146 of the ICA, a director may be removed before the expiration of his or her period of office by way of ordinary resolution of the shareholders (i.e., a simple majority of the members attending and voting), provided that at least 28 clear days’ notice of the resolution is given to MergeCo, and the shareholders comply with the relevant procedural requirements of the ICA. Under Irish law, one or more MergeCo shareholders representing not less than 10% of the paid-up share capital of MergeCo carrying voting rights may requisition the holding of an extraordinary general meeting at which a resolution to remove a director and appoint another person in his or her place may be proposed.

There are no share ownership qualifications for directors.	There are no share ownership qualifications for directors.

Meetings of the Twin Ridge Board may be convened at any time by any of Twin Ridge’s directors. A quorum will be present at a meeting of the Twin Ridge Board if at least a majority of the directors are present or represented by an alternate director. At any meeting of Twin Ridge’s directors, each director, whether by his or her presence or by his or her alternate, is entitled to one vote. Questions arising at a meeting of the Twin Ridge Board shall be decided by a majority vote. In the case of a tie vote, the chairperson of the meeting shall have a second or casting vote.

Meetings of the MergeCo board of directors may be convened at such time and place as the directors determine. The quorum may be fixed by the directors and unless so fixed shall be a majority of the directors in office. The directors (other than directors appointed by the Class A Majority) are entitled to appoint alternates. Questions arising at a meeting of the MergeCo board of directors are required to be decided by a simple majority of the directors present, with each director entitled to one vote (save where MergeCo has failed to redeem the Preferred Shares on the mandatory date for their redemption or otherwise breached certain provisions of the Securities Purchase Agreement, in which case the directors appointed by the Class A Majority shall be deemed to have a majority of votes in respect of certain specified matters). In the case of a tie vote, the chairperson of the meeting shall not have a second or casting vote.

The Twin Ridge Board may pass resolutions without a meeting by unanimous written consent.	The MergeCo board of directors may pass resolutions without a meeting where such resolution is signed by all the directors.

Corporate Law Differences
Cayman Islands	Ireland
Fiduciary Duties of Directors

Under Cayman Islands law, all of our directors owe three types of duties to us: (i) statutory duties, (ii) fiduciary duties, and (iii) common law duties. Cayman Islands law imposes a number of fiduciary duties on a director. A Cayman Islands director’s fiduciary duties are not codified; however, the courts of the Cayman Islands have held that a director owes the following fiduciary duties:

(a) a duty to act in what the director bona fide considers to be in the best interests of the company;

(b) a duty to exercise their powers for the purposes they were conferred;

(c) a duty to avoid fettering his or her discretion in the future;

(d) a duty to exercise powers fairly as between different sections of shareholders;

(e) a duty to exercise independent judgment; and

(f) a duty to avoid conflicts of interest.
The common law duties owed by a director are those to act with skill, care and diligence that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and, also, to act with the skill, care and diligence in keeping with a standard of care commensurate with any particular skill they have which enables them to meet a higher standard than a director without those skills.

Under the Existing Organizational Documents, so long as a director has disclosed any interests in a transaction entered into or to be entered into by the company to the board, he/she may:

(i) vote on a matter relating to the transaction;

(ii) attend a meeting of directors at which a matter relating to the transaction arises and be included among the directors present at the meeting for the purposes of a quorum; and sign a document on behalf of the company, or do any other thing in his capacity as a director, that relates to the transaction.

Directors and officers owe fiduciary duties at both common law and under statute. These duties include those listed below. A director shall:

(a) act in good faith in what the director considers to be the interests of the company;

(b) act honestly and responsibly in relation to the conduct of the affairs of the company;

(c) act in accordance with the company’s constitution and exercise his or her powers only for the purposes allowed by law;

(d) not use the company’s property, information or opportunities for his or her own or anyone else’s benefit unless expressly permitted by the company’s constitution or approved by a resolution of the company in general meeting;

(e) not agree to restrict the director’s power to exercise an independent judgement, unless expressly permitted by the company’s constitution or approved by a resolution of the company in general meeting;

(f) avoid any conflict between the director’s duties to the company and the director’s other (including personal) interests unless released from this duty by the company’s constitution or by resolution of the company in general meeting;

(g) exercise the care, skill and diligence which would be exercised in the same circumstances by a reasonable person having both the knowledge and experience that may reasonably be expected of a person in the same position as the director and the knowledge and experiences that the director has; and

(h) in addition to having a general duty to have regard to the interests of the company’s employees, have regard to the interests of its members.

Under the MergeCo Amended and Restated Memorandum and Articles of Association, so long as a director has disclosed to the MergeCo board of directors any interests he/she may have in a contract or proposed contract with MergeCo, he/she may vote in respect of any contract, appointment or arrangement in which he/she is interested and be counted in the quorum present at the meeting.

Corporate Law Differences
Cayman Islands	Ireland
Under the laws of the Cayman Islands, a transaction entered into by the company in respect of which a director is interested will not be voidable by the company where the members have approved or ratified the transaction in knowledge of the material facts of the interest of the director in the transaction, or if the company received fair value for the transaction.

Under the laws of Ireland, certain transactions entered into by MergeCo with a director will be voidable by MergeCo unless MergeCo’s shareholders have approved or ratified the transaction in knowledge of the material facts of the interest of the director in the transaction. Shareholder approval will be required even where MergeCo receives fair value for the transaction. There is a de minimis threshold in terms of transaction value that needs to be reached before shareholder approval is required.

Indemnification of Directors

The Existing Organizational Documents provides that, subject to certain limitations, Twin Ridge shall indemnify its directors and officers against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings. Such indemnity does not apply in respect of any incurred by reason of such person’s own actual fraud, willful neglect or willful default.

The MergeCo Amended and Restated Memorandum and Articles of Association provide that, subject to certain limitations and so far as may be permitted by the ICA, each director and officer shall be entitled to be indemnified by MergeCo against all costs and expenses incurred in the execution and discharge of his or her duties, including any liability incurred in defending any proceedings relating to his or her office where judgment is given in his or her favor or the proceedings disposed of without any finding against him or her. It is expected that MergeCo will purchase and maintain directors and officers insurance on behalf of its directors, secretary and employees. A director shall not be indemnified in respect of any claim where he or she has been adjudged to be liable for fraud or dishonesty, unless otherwise directed by the court.

Committees

Under the Existing Organizational Documents, the directors of Twin Ridge may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more of Twin Ridge’s directors and subject to any conditions that the Twin Ridge’s directors may impose. Furthermore, under Twin Ridge’s Memorandum and Articles of Association, the directors of Twin Ridge may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of Twin Ridge and may appoint any person to be a member of such committees, local boards or agencies and subject to any conditions that the Twin Ridge’s directors may impose.

Under the MergeCo Amended and Restated Memorandum and Articles of Association, the directors of MergeCo may establish one or more committees consisting in whole or in part of members of the MergeCo board of directors. The composition, function, power and obligations of any such committee will be determined by the MergeCo board of directors from time to time.

Limited Liability of Directors

Under Cayman Islands law, directors owe certain fiduciary duties to the company and may be liable where they act in breach of such duties.	Under the ICA, a director of MergeCo may be liable to MergeCo where such director acts in breach of certain of his or her fiduciary duties.

Corporate Law Differences
Cayman Islands	Ireland
Dissenters’ Rights

The Cayman Islands Companies Act prescribes that:

238. (1) A member of a constituent company incorporated under this Act shall be entitled to payment of the fair value of that person’s shares upon dissenting from a merger or consolidation.

239. (1) No rights under Section 238 shall be available in respect of the shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent under Section 238(5), but this section shall not apply if the holders thereof are required by the terms of a plan of merger or consolidation pursuant to Section 233 or 237 to accept for such shares anything except — (a) shares of a surviving or consolidated company, or depository receipts in respect thereof; (b) shares of any other company, or depository receipts in respect thereof, which shares or depository receipts at the effective date of the merger or consolidation, are either listed on a national securities exchange or designated as a national market system security on a recognized interdealer quotation system or held of record by more than two thousand holders; (c) cash in lieu of fractional shares or fractional depository receipts described in paragraphs (a) and (b); or (d) any combination of the shares, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in paragraphs (a), (b) and (c).

Generally any other claims against a company by its shareholders must be based on the general laws of contract or tort applicable in the Cayman Islands or their individual rights as shareholders as established by the company’s Memorandum and Articles of Association.

Generally, under Irish law, shareholders of an Irish company do not have dissenters’ or appraisal rights.

Under the European Communities (Cross-Border Mergers) Regulations 2008 governing the merger of an Irish public limited company such as MergeCo and a company incorporated in the European Economic Area, a shareholder (i) who voted against the special resolution approving a merger or (ii) of a company in which 90% of the shares are held by the other party to the merger, has the right to request that the company acquire his or her shares for cash at a price determined in accordance with the share exchange ratio set out in the transaction.

Under the ICA, which governs the merger of Irish companies limited by shares, such as MergeCo, a shareholder of either of the merging companies who voted against the special resolution approving the merger, or any shareholder, other than the successor company, where the successor company held 90% or more of the voting shares in the transferor company, may, not later than 15 days after the shareholder meeting of the relevant merging company at which the merger was approved, request in writing that the successor company acquire his, her or its shares for cash.

Share Issues

Under the Existing Organizational Documents, Twin Ridge’s directors may allot, issue, grant options over or otherwise dispose of shares (including fractions of a share) with or without preferred, deferred or other rights or restrictions, whether in regard to dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Cayman Islands Companies Act and its Articles of Association) vary such rights.

Irish law generally provides that a board of directors may allot and issue shares (or rights to subscribe for or convert into shares) if authorized to do so by a company’s constitution or by an ordinary resolution. Such authorization may be granted for up to the maximum of a company’s authorized but unissued share capital and for a maximum period of five years, at which point it must be renewed by another ordinary resolution. The MergeCo Amended and Restated Memorandum and Articles of Association authorize the MergeCo board of directors to allot shares up to the

Corporate Law Differences
Cayman Islands	Ireland
There are generally no statutory pre-emptive rights under Cayman Islands law and there are no preemptive rights under Twin Ridge’s memorandum and Articles.
maximum of MergeCo’s authorized but unissued share capital until the fifth anniversary of the adoption of the MergeCo Amended and Restated Memorandum and Articles of Association (i.e., five years after completion of the Transactions). This authorization will need to be renewed by ordinary resolution (typically at the company’s annual general meeting) upon its expiration and at periodic intervals thereafter. Under Irish law, an allotment authority may be given for up to five years at each renewal, but governance considerations may result in renewals for shorter periods or for less than the maximum permitted number of shares being sought or approved.

While Irish law also generally provides shareholders with pre-emptive rights when new shares are issued for cash, it is possible for the MergeCo Amended and Restated Memorandum and Articles of Association, or for shareholders of MergeCo in a general meeting, to exclude such pre-emptive rights. The MergeCo Amended and Restated Memorandum and Articles of Association exclude pre-emptive rights until the fifth anniversary of the adoption of the MergeCo Amended and Restated Memorandum and Articles of Association (i.e., five years after completion of the Transactions). This exclusion will need to be renewed by special resolution (typically at the company’s annual general meeting) upon its expiration and at periodic intervals thereafter. Under Irish law, a disapplication of pre-emption rights may be authorized for up to five years at each renewal, but governance considerations may result in renewals for shorter periods or for less than the maximum permitted number of unissued shares being sought or approved.

Share Repurchases and Redemptions

A Cayman Islands company may, if authorized to do so in its articles of association, issue shares which are to be redeemed or are liable to be redeemed at the option of the holder thereof or the company, or purchase its own shares, whether issued as redeemable or not. Shares may be purchased in the manner set out in the articles of association. If no such manner is provided for, approval of the members in general meeting must be obtained.

Shares may be redeemed or repurchased by MergeCo. Any share in MergeCo shall be deemed to be a redeemable share as and from the time of existence of an agreement or transaction between MergeCo and any person pursuant to which MergeCo will acquire a share or shares. Any acquisition by MergeCo of shares in MergeCo other than a surrender for nil value shall constitute a redemption. Any redemption or repurchase must be funded out of MergeCo’s distributable reserves or from the proceeds of a fresh issue of shares. Redemptions and repurchases are governed by the applicable provisions of the ICA and the MergeCo Amended and Restated Memorandum and Articles of Association.

Corporate Law Differences
Cayman Islands	Ireland
Preferred Shares shall be redeemable at the election of MergeCo for five years after the Initial Closing, and be required to be redeemed on the fifth anniversary of the Initial Closing.

Dividends

Subject to the Cayman Islands Companies Act and Twin Ridge’s Memorandum and Articles of Association, Twin Ridge’s directors may declare dividends at a time and amount they think fit if they are satisfied, on reasonable grounds, that, immediately after distribution of the dividend, the value of its assets will exceed its liabilities and Twin Ridge will be able to pay its debts as they fall due in the ordinary course of business. No dividend shall carry interest against Twin Ridge.

Subject to the right of the Preferred Shareholders to receive a quarterly dividend with a specified return in priority to other distributions, the directors may from time to time pay such dividends as appear justified by the profits of MergeCo, provided that dividends may only be made out of MergeCo’s distributable reserves and if the dividend will not cause MergeCo’s net assets to fall below the aggregate of its called up share capital and undistributable reserves (as such terms are calculated in accordance with the ICA). No dividend shall bear interest against MergeCo.

The MergeCo board of directors may also recommend a dividend to be approved and declared by MergeCo shareholders at a general meeting, provided that no such dividend may exceed the amount recommended by the Board.

Rights of Non-resident or Foreign Shareholders and Disclosure of Substantial Shareholdings

There are no limitations imposed by the Existing Organizational Documents on the rights of non-resident or foreign shareholders to hold or exercise voting rights on Twin Ridge’s shares. There are no provisions in the Existing Organizational Documents governing the ownership threshold above which shareholder ownership must be disclosed.

There are no limitations imposed by the MergeCo Amended and Restated Memorandum and Articles of Association on the rights of non-resident or foreign shareholders to hold or exercise voting rights on MergeCo’s shares.

Under the ICA, shareholders must notify MergeCo if, as a result of a transaction, the shareholder will become interested in 3% or more of MergeCo’s voting shares, or if as a result of a transaction a shareholder who was interested in 3% or more of MergeCo’s voting shares ceases to be so interested. Where a shareholder is interested in 3% or more of MergeCo’s voting shares, the shareholder must notify MergeCo of any alteration to his or her interest that brings his or her total through the nearest whole percentage number, whether an increase or a reduction.

Where a person fails to comply with these notification requirements no right or interest of any kind whatsoever in respect of any shares in the company concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the High Court of Ireland to have the rights attaching to the shares concerned reinstated.

Corporate Law Differences
Cayman Islands	Ireland
Shareholder Inspection of Books and Records

Under Cayman Islands law, shareholders have no right to inspect the books of the company but are entitled to an up-to-date copy of the memorandum and articles of association. Standard articles provide that directors may determine whether and to what extent the books of the company shall be open to inspection.

Under Irish law, MergeCo’s shareholders have the rights to:

(i) receive a copy of MergeCo’s Memorandum and Articles of Association;

(ii) inspect and obtain copies of the minutes of general meetings and resolutions of MergeCo;

(iii) inspect and receive a copy of MergeCo’s register of members, register of directors and secretaries, register of directors’ interests, register of directors’ service contracts and memoranda and other statutory registers maintained by MergeCo;

(iv) receive copies of balance sheets and directors’ and auditors’ reports that have previously been sent to MergeCo’s shareholders prior to an annual general meeting; and

(v) receive balance sheets of any subsidiary of MergeCo that have previously been sent to MergeCo’s shareholders prior to an annual general meeting for the preceding 10 years.

Anti-Money Laundering Laws

In order to comply with legislation or regulations aimed at the prevention of money laundering, Twin Ridge is required to adopt and maintain anti-money laundering procedures, and may require investors to provide evidence to verify their identity.

If any person in the Cayman Islands knows or suspects or has reasonable grounds for knowing or suspecting that another person is engaged in criminal conduct or money laundering or is involved with terrorism or terrorist financing and property and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector, or other trade, profession, business or employment, the person will be required to report such knowledge or suspicion to (i) the Financial Reporting Authority of the Cayman Islands, pursuant to the Proceeds of Crime Act (As Revised) of the Cayman Islands if the disclosure relates to criminal conduct or money laundering, or (ii) a police officer of the rank of constable or higher, or the Financial Reporting Authority, pursuant to the Terrorism Act (As Revised) of the Cayman Islands, if the disclosure relates to involvement with terrorism or terrorist financing and property. Such a report shall not

Under Irish law, the Criminal Justice (Money Laundering and Terrorist Financing) Act 2010 (as amended) (the “2010 Act”) sets down the law in relation to money laundering and the proceeds of crime and its application to MergeCo.

MergeCo does not fall within the definition of a “designated person” under the 2010 Act and is therefore not obliged to report suspicious transactions in the same manner as a “designated person” but it can make a voluntary disclosure.

MergeCo is required to hold “adequate, accurate and current” information on its beneficial owners. MergeCo must set up a beneficial ownership register, where a beneficial owner is a corporate or individual that directly (or indirectly through other companies) holds over 25% of the shares in MergeCo or otherwise directly (or indirectly through other companies) controls over 25% of MergeCo.

Corporate Law Differences
Cayman Islands	Ireland
be treated as a breach of confidence or of any restriction upon the disclosure of information imposed by any enactment or otherwise.

Governing Law and Jurisdiction

The MergeCo Amended and Restated Memorandum and Articles of Association provide that the courts of Ireland are to have exclusive jurisdiction to settle any dispute arising out of the MergeCo Amended and Restated Memorandum and Articles of Association except that (unless MergeCo consents in writing to the selection of an alternative forum) the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Exchange Act or the Securities Act.

Amendment and Restatement of Annex A
The text in Annex A is amended and restated as set forth in Annex A regarding the MergeCo Amended and Restated Memorandum and Articles of Association .
Inclusion of the OIC Purchase Agreement in Annex M
The text set forth in Annex B regarding the OIC Purchase Agreement is added as Annex M.
Inclusion of the OIC Warrants in Annex N
The text set forth in Annex C regarding the OIC Warrants is added as Annex N.
Inclusion of the Shareholder’s Agreement in Annex O
The text set forth in Annex D regarding the Shareholder’s Agreement is added as Annex O.
Inclusion of the Scheme Implementation Amendment in Annex P
The text set forth in Annex E regarding the Scheme Implementation Amendment is added as Annex P.
Inclusion of the New Debt Program Amendment in Annex Q
The text set forth in Annex F regarding the New Debt Program Amendment is added as Annex Q.
--END OF SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS--

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Supplement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements provide the respective current expectations or forecasts of future events of MergeCo, Carbon Revolution and Twin Ridge. Forward-looking statements include statements about the OIC Financing, MergeCo’s, Carbon Revolution’s and Twin Ridge’s respective expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business, and the timing and ability for us to complete the Business Combination. Specifically, forward-looking statements may include statements, among other things, relating to the OIC Financing and other statements preceded by, followed by or that include the words “may”, “can”, “should”, “will”, “estimate”, “plan”, “project”, “forecast”, “intend”, “expect”, “anticipate”, “believe”, “seek”, “target” or similar expressions.
These forward-looking statements in this Supplement are based on information available as of the date of this Supplement and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Although MergeCo, Carbon Revolution and Twin Ridge respectively believe the expectations reflected in the forward-looking statements were reasonable at the time made, they cannot guarantee future results, level of activity, volume of sales, performance or achievements. Moreover, neither MergeCo, Carbon Revolution, Twin Ridge nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in connection with the forward-looking statements contained in this Supplement and the proxy statement/prospectus and any subsequent written or oral forward-looking statements that may be issued by MergeCo, Carbon Revolution, Twin Ridge or persons acting on their behalf.
You should not place undue reliance on these forward-looking statements in deciding whether to redeem your shares, how your vote should be cast or in voting your shares on the proposals set forth in the proxy statement/prospectus. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Factors that could cause actual results to differ include:
•	changes in domestic and foreign business, market, financial, political and legal conditions;
•
the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Post-Combination Company or the expected benefits of the Business Combination, or that the approval of the shareholders of Twin Ridge or Carbon Revolution is not obtained;

•
conditions to the completion of the OIC Financing may not be satisfied or the occurrence of any event, change or other circumstance that could give rise to the termination of the OIC Purchase Agreement;

•
the ability of Carbon Revolution to obtain financing, equity, debt, or convertible debt financings, to fund its operations on favorable terms or at all, including in the short term, the ability of Carbon Revolution to obtain bridge financing necessary to continue as a going concern until consummation of the Business Combination;

•	growth in demand for Carbon Revolution’s wheels being lower than expected, or eventuating later than expected (including but not limited to delay in commencement of wheel programs);
•	increase in prices of labor or materials, or adverse movements in foreign exchange;
•	disruption to global supply chains;
•	Carbon Revolution’s relationships with suppliers and technical partners may deteriorate;
•	risks relating to Carbon Revolution’s bespoke equipment and production process to create a highly complex and innovative product;

•	downward pricing pressure from customers
•	changes in Carbon Revolution’s competitive position or market share;
•	the inability to maintain the listing of MergeCo’s securities on a U.S. securities exchange;
•	the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to us;
•	the risk that the Business Combination and related transactions disrupts current plans and operations Carbon Revolution or Twin Ridge;
•	the risk that any of the conditions to closing of the Business Combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto;
•	the failure to realize the anticipated benefits of the Business Combination and related transactions;
•	risks relating to the uncertainty of the costs related to the Business Combination;
•	risks related to the rollout of Carbon Revolution’s business strategy and the timing of expected business milestones;
•
the effects of competition on Carbon Revolution’s future business and the ability of the Post-Combination Company to grow and manage growth, establish and maintain relationships with customers, and retain Carbon Revolution’s management and key employees;

•	risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict;
•	the outcome of any legal proceedings that may be instituted against Twin Ridge, Carbon Revolution or any of their respective directors or officers;
•	the amount of redemption requests made by Public Shareholders;
•	the ability of Twin Ridge to issue equity, if any, in connection with the Business Combination or to otherwise obtain financing in the future;
•	the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks;
•	risks related to Carbon Revolution’s industry;
•	changes in laws and regulations; and
•	other risks and uncertainties described in this Supplement and the proxy statement/prospectus, including those under the section entitled “Risk Factors”.

IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION
AND WHERE TO FIND IT
This Supplement relates to, among other matters, the proposed Business Combination involving Twin Ridge, Carbon Revolution and MergeCo. In connection with the Business Combination, MergeCo has filed with the SEC a registration statement on Form F-4 (File No. 333-270047), including the Proxy Statement/Prospectus. This document is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus was filed with the SEC on September 8, 2023 and has been sent to all Twin Ridge shareholders as of August 25, 2023 (the record date for voting on the proposed Business Combination). Twin Ridge or MergeCo may also file other relevant documents regarding the proposed Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF TWIN RIDGE AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TWIN RIDGE, CARBON REVOLUTION, MERGECO, THE BUSINESS COMBINATION AND RELATED MATTERS.
Investors and security holders of Twin Ridge may obtain free copies of the Proxy Statement/Prospectus and other documents that are filed or will be filed with the SEC by Twin Ridge through the website maintained by the SEC at www.sec.gov.
PARTICIPANTS IN SOLICITATION
Twin Ridge and Carbon Revolution and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Twin Ridge’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are contained in the Proxy Statement/Prospectus. Shareholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions.
NO OFFER OR SOLICITATION
This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.
This communication is not a substitute for the Registration Statement or for any other document that Twin Ridge has filed and may file with the SEC in connection with the Business Combination. You are urged to read the documents filed with the SEC carefully and in their entirety because they will contain important information. You may obtain free copies of other documents filed with the SEC by Twin Ridge through the website maintained by the SEC at https://www.sec.gov.

Annex A
Companies Act 2014

PUBLIC LIMITED COMPANY

CONSTITUTION

OF

CARBON REVOLUTION PUBLIC LIMITED COMPANY

MEMORANDUM OF ASSOCIATION
1. The name of the Company is CARBON REVOLUTION PUBLIC LIMITED COMPANY.
2. The Company is a public limited company, registered under Part 17 of the Companies Act 2014.
3. The objects for which the Company is established are:
3.1 To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.
3.2 To carry on the businesses of manufacturer, distributor, wholesaler, retailer, service provider, investor, designer, trader and any other business (except the issuing of policies of insurance) which may seem to the Company’s board of directors capable of being conveniently carried on in connection with these objects or calculated directly or indirectly to enhance the value of or render more profitable any of the Company’s property.
3.3 To carry on all or any of the businesses as aforesaid either as a separate business or as the principal business of the Company.
3.4 To invest and deal with the property of the Company in such manner as may from time to time be determined by the Company’s board of directors and to dispose of or vary such investments and dealings.
3.5 To borrow or raise money or capital in any manner and on such terms and subject to such conditions and for such purposes as the Company’s board of directors shall think fit or expedient, whether alone or jointly and/or severally with any other person or company, including, without prejudice to the generality of the foregoing, whether by the issue of debentures or debenture stock (perpetual or otherwise) or otherwise, and to secure, with or without consideration, the payment or repayment of any money borrowed, raised or owing or any debt, obligation or liability of the Company or of any other person or company whatsoever in such manner and on such terms and conditions as the Company’s board of directors shall think fit or expedient and, in particular by mortgage, charge, lien, pledge or debenture or any other security of whatsoever nature or howsoever described, perpetual or otherwise, charged upon all or any of the Company’s property, both present and future, and to purchase, redeem or pay off any such securities or borrowings and also to accept capital contributions from any person or company in any manner and on such terms and conditions and for such purposes as the Company’s board of directors shall think fit or expedient.
3.6 To lend and advance money or other property or give credit or financial accommodation to any company or person in any manner either with or without security and whether with or without the payment of interest and upon such terms and conditions as the Company’s board of directors shall think fit or expedient.
3.7 To guarantee, indemnify, grant indemnities in respect of, enter into any suretyship or joint obligation, or otherwise support or secure, whether by personal covenant, indemnity or undertaking or by mortgaging, charging, pledging or granting a lien or other security over all or any part of the Company’s property (both present and future) or by any one or more of such methods or any other method and whether in support of such guarantee or indemnity or suretyship or joint obligation or otherwise, on such terms and conditions as the Company’s board of directors shall think fit, the payment of any debts or the performance or discharge of any contract, obligation or liability of any person or company (including, without prejudice to the generality of the foregoing, the payment of any capital, principal, dividends or interest on any stocks, shares, debentures, debenture stock, notes, bonds or other securities of any person, authority or company) including, without prejudice to the generality of the foregoing, any company which is for the time being the Company’s holding company or another subsidiary (as defined by the Act) of the Company’s holding company or a subsidiary of the Company or otherwise associated with the Company (including any arrangements of the Company or any of its subsidiaries), in each case notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect, from entering into any such guarantee or indemnity or suretyship or joint obligation or other arrangement or transaction contemplated herein.
3.8 To grant, convey, assign, transfer, exchange or otherwise alienate or dispose of any property of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof or for shares, debentures or securities and whether by way of gift or otherwise as the Company’s board of directors shall deem fit or expedient and where the property consists of real property to grant any fee farm grant or lease or to enter into any agreement for letting or hire of any such property for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Company’s board of directors shall deem appropriate.
3.9 To purchase, take on, lease, exchange, rent, hire or otherwise acquire any property and to acquire and undertake the whole or any part of the business and property of any company or person.
3.10 To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting out and improving buildings and conveniences and by planting, paving, draining, farming, cultivating, letting and by entering into building leases or building agreements and by advancing money to and entering into contracts and arrangements of all kinds with builders, contractors, architects, surveyors, purchasers, vendors, tenants and any other person.
3.11 To construct, improve, maintain, develop, work, manage, carry out or control any property which may seem calculated directly or indirectly to advance the Company’s interest and to contribute to, subsidise or otherwise assist or take part in the construction, improvement, maintenance, working, management, carrying out or control thereof.
3.12 To draw, make, accept, endorse, discount, execute and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.
3.13 To engage in currency exchange, interest rate and commodity transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange, interest rate or commodity hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency, interest rate or commodity exposure or any other exposure or for any other purpose.
3.14 As a pursuit in itself or otherwise and whether for the purpose of making a profit or avoiding a loss or managing a currency, interest rate or commodity exposure or any other exposure or for any other purpose whatsoever, to engage in any currency exchange transactions, interest rate transactions and commodity transactions, derivative and/or treasury transactions and any other financial or other transactions, including (without prejudice to the generality of the foregoing) securitisation, treasury and/or structured finance transactions, of whatever nature in any manner and on any terms and for any purposes whatsoever, including, without prejudice to the generality of the foregoing, any transaction entered into in connection with or for the purpose of, or capable of being for the purposes of, avoiding, reducing, minimising, hedging against or otherwise managing the risk of any loss, cost, expense, or liability arising, or which may arise, directly or indirectly, from a change or changes in any interest rate or currency exchange rate or in the price or value of any property, asset, commodity, index or liability or from any other risk or factor affecting the Company’s business, including but not limited to dealings whether involving purchases, sales or otherwise in foreign currency, spot and/or forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and/or any such other currency or interest rate or commodity or other hedging, treasury or structured finance arrangements and such other instruments as are similar to, or derived from any of the foregoing.

3.15 To apply for, establish, create, purchase or otherwise acquire, sell or otherwise dispose of and hold any patents, trademarks, copyrights, brevets d’invention, registered designs, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information and any invention and to use, exercise, develop or grant licences in respect of or otherwise turn to account or exploit the property, rights or information so held.
3.16 To enter into any arrangements with any governments or authorities, national, local or otherwise and to obtain from any such government or authority any rights, privileges and concessions and to carry out, exercise and comply with any such arrangements, rights, privileges and concessions.
3.17 To establish, form, register, incorporate or promote any company or companies or person, whether inside or outside of Ireland.
3.18 To procure that the Company be registered or recognised whether as a branch or otherwise in any country or place.
3.19 To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction and to engage in any transaction in connection with the foregoing.
3.20 To acquire or amalgamate with any other company or person.
3.21 To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.
3.22 To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association, or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the Company’s or any other trade or business or providing or safeguarding against the same, or resisting or opposing any strike, movement or organisation which may be thought detrimental to the interests of the Company or its employees and to subscribe to any association or fund for any such purposes.
3.23 To make gifts to any person or company including, without prejudice to the generality of the foregoing, capital contributions and to grant bonuses to the directors or any other persons or companies who are or have been in the employment of the Company including substitute directors and any other officer or employee.
3.24 To establish and support or aid in the establishment and support of associations, institutions, funds, trusts and conveniences calculated to benefit directors, ex-directors, employees or ex-employees of the Company or any subsidiary of the Company or the dependants or connections of such persons, and to grant pensions and allowances upon such terms and in such manner as the Company’s board of directors think fit, and to make payments towards insurance and to subscribe or guarantee money for charitable or benevolent objects or for any exhibition or for any public, general or useful object, or any other object whatsoever which the Company’s board of directors may think advisable.
3.25 To establish and contribute to any scheme for the purchase of shares or subscription for shares in the Company, its holding company or any of its or their respective subsidiaries, to be held for the benefit of the employees or former employees of the Company or any subsidiary of the Company including any person who is or was a director holding a salaried employment or office in the Company or any subsidiary of the Company and to lend or otherwise provide money to the trustees of such schemes or the employees or former employees of the Company or any subsidiary of the Company to enable them to purchase shares of the Company, its holding company or any of its or their respective subsidiaries and to formulate and carry into effect any scheme for sharing the profits of the Company, its holding company or any of its or their respective subsidiaries with its employees and/or the employees of any of its subsidiaries.
3.26 To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital or any debentures, debenture stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of its business.
3.27 To obtain any Act of the Oireachtas or provisional order for enabling the Company to carry any of its objects into effect or for effecting any modification of the Company’s constitution or for any other purpose which may seem expedient and to oppose any proceedings or applications which may seem calculated directly or indirectly to prejudice the Company’s interests.
3.28 To adopt such means of making known the products of the Company as may seem expedient and in particular by advertising in the press, by circulars, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes, rewards and donations.
3.29 To undertake and execute the office of trustee and nominee for the purpose of holding and dealing with any property of any kind for or on behalf of any person or company; to act as trustee, nominee, agent, executor, administrator, registrar, secretary, committee or attorney generally for any purpose and either solely or with others for any person or company; to vest any property in any person or company with or without any declared trust in favour of the Company.
3.30 To pay all costs, charges, fees and expenses incurred or sustained in or about the promotion, establishment, formation and registration of the Company.
3.31 To do all or any of the above things in any part of the world, and as principals, agents, contractors, trustees or otherwise and by or through trustees, agents or otherwise and either alone or in conjunction with any person or company.
3.32 To distribute the property of the Company in specie among the members or, if there is only one, to the sole member of the Company.
3.33 To do all such other things as the Company’s board of directors may think incidental or conducive to the attainment of the above objects or any of them.
NOTE: it is hereby declared that in this memorandum of association:
a) the word “company”, except where used in reference to this Company, shall be deemed to include a body corporate, whether a company (wherever formed, registered or incorporated), a corporation aggregate, a corporation sole and a national or local government or other legal entity; and
b) the word “person”, shall be deemed to include any individual, firm, body corporate, association or partnership, government or state or agency of a state, local authority or government body or any joint venture association or partnership (whether or not having a separate legal personality) and that person’s personal representatives, successors or permitted assigns; and
c) the word “property”, shall be deemed to include, where the context permits, real property, personal property including choses or things in action and all other intangible property and money and all estates, rights, titles and interests therein and includes the Company’s uncalled capital and future calls and all and every other undertaking and asset; and
d) a word or expression used in this memorandum of association which is not otherwise defined and which is also used in the Companies Act 2014 shall have the same meaning here, as it has in the Companies Act 2014; and
e) any phrase introduced by the terms “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms, whether or not followed by the phrases “but not limited to”, “without prejudice to the generality of the foregoing” or any similar expression; and

f) words denoting the singular number only shall include the plural number and vice versa and references to one gender includes all genders; and
g) it is intended that the objects specified in each paragraph in this clause shall, except where otherwise expressed in such paragraph, be separate and distinct objects of the Company and shall not be in any way limited or restricted by reference to or inference from the terms of any other paragraph or the order in which the paragraphs of this clause occur or the name of the Company.
4. The liability of the members is limited.
5. The authorised share capital of the Company is US$100,010,000 divided into 800,000,000,000 ordinary shares with a nominal value of US$0.0001 each, 200,000,000,000 preferred shares with a nominal value of US$0.0001 each and 100,000,000 class A preferred shares with a nominal value of US$0.0001 each and €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each.
6. The shares forming the capital may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

CARBON REVOLUTION PUBLIC LIMITED COMPANY

ARTICLES OF ASSOCIATION

(as amended by Special Resolution dated • 2023)

Interpretation and general
1. Sections 83, 84, 117(9) and 165(2) to (6) of the Act shall apply to the Company but, subject to that, the provisions set out in these Articles shall constitute the whole of the regulations applicable to the Company and no other “optional provisions” as defined by section 1007(2) of the Act shall apply to the Company.
2. In these Articles:
2.1 “Accrual Period” means with respect to each Class A Preferred Share, the period commencing on its date of issuance and ending the date of the redemption of such Class A Preferred Share;
2.2 “Act” means the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;
2.3 “Acting in Concert” has the meaning given to it in Rule 2.1(a) and Rule 3.3 of Part A of the Takeover Rules;
2.4 “Adjourned Meeting” has the meaning given in Article 122.1;
2.5 “Adoption Date” means the effective date of adoption of these Articles;
2.6 “Affiliate” has the meaning given in Article 249;
2.7 “Agent” has the meaning given in Article 19.3;
2.8 “Approved Nominee” means a person appointed under contractual arrangements with the Company to hold shares or rights or interests in shares of the Company on a nominee basis;
2.9 “Article” means an article of these Articles;
2.10 “Articles” means these articles of association as from time to time and for the time being in force;
2.11 “AU$” means Australian dollars;
2.12 “Auditors” means the auditors for the time being of the Company;
2.13 “Available Profits” means the profits available for distribution within the meaning of section 117 and Chapter 6 of Part 17 of the Act;
2.14 “Board” means the board of Directors of the Company;
2.15 “Business Day” means a day except a Saturday, Sunday or a legal holiday on which banks in New York, New York, United States of America or Dublin, Ireland are authorised or obligated by applicable law to close;
2.16 “Chairperson” means the person occupying the position of Chairperson of the Board from time to time;
2.17 “Change of Control Transaction” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company; (ii) any merger or consolidation of the Company into or with another person or entity or any other corporate reorganisation, in which the shareholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganisation, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganisation; or (iii) any sale or other transfer by the shareholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power;
2.18 “Chief Executive Officer” shall include any equivalent office;
2.19 “Class A Preferred Directors” has the meaning given in Article 163;
2.20 “Class A Preferred Dividend Rate” means an annual rate of twelve percent (12%):

2.21 “Class A Preferred Dividends” has the meaning given in Article 13;
2.22 “Class A Preferred Members” means the holders from time to time of Class A Preferred Shares (including Class A Preferred PIK Shares), provided that, to the extent a Class A Preferred Member holds other equity interests in the Company, then such member will be treated as a Class A Preferred Member only with respect to the Class A Preferred Shares held thereby;
2.23 “Class A Preferred Majority” means, at the relevant date of determination, the Class A Preferred Members holding of a majority of the Class A Preferred Shares in issue on that date;
2.24 “Class A Preferred Optional Redemption Date” has the meaning given in Article 16;
2.25 “Class A Preferred Payment Date” means a date that is no later than three (3) Business Days following each of March 31, June 30, September 30 and December 31, as applicable, of each year following the Initial Closing Date;
2.26 “Class A Preferred PIK Distribution” has the meaning given in Article 13;
2.27 “Class A Preferred PIK Shares” has the meaning given in Article 13;
2.28 “Class A Preferred Redemption Notice” has the meaning given in Article 16;
2.29 “Class A Preferred Share Return Dispute Notice” has the meaning given in Article 16;
2.30 “Class A Preferred Share Amount” means:
(a) with respect to the Class A Preferred Shares issued (x) on the Initial Closing, and (y) on a Reserve Release Closing (in the case of (y), paid-up from the Reserve Account) (the “Initial and Released Class A Preferred Shares”),
(i) in the period, from the Initial Closing Date until the date of disbursement of the Reserve Funds (plus accrued interest thereon) then remaining in the Reserve Account to the holders of Class A Preferred Shares upon the exercise of the Draw Right following an OIC Reserve Recovery Event, an amount per Class A Preferred Share equal to the quotient obtained by dividing (A) US$70,000,000 by (B) the number of Initial and Released Class A Preferred Shares in issue from time to time;
(ii) in the period following the disbursement of the Reserve Funds (plus accrued interest thereon) then remaining in the Reserve Account to the holders of Class A Preferred Shares upon the exercise of the Draw Right following an OIC Reserve Recovery Event (the principal amount of such Reserve Funds, excluding accrued interest thereon, being the “OIC Reserve Recovery Amount”), an amount per Class A Preferred Share equal to the quotient obtained by dividing (A) US$70,000,000 less the OIC Reserve Recovery Amount by (B) the number of Initial and Released Class A Preferred Shares in issue from time to time;
(b) with respect to the Class A Preferred Share issued on a Subsequent Closing, US$100,000 per share; and
(c) with respect to the Class A Preferred PIK Shares, US$100,000 per share, as adjusted if and to the extent that the number of issued and outstanding Class A Preferred Shares increases or decreases as a result of any future share splits, share combinations, share distributions or similar transactions with respect to the Class A Preferred Shares only;
2.31 “Class A Preferred Share Return” means:
(a) with respect to the Initial and Released Class A Shares, an amount of cash distributions and/or redemption payments made pursuant to these Articles sufficient to cause the holders of such Class A Preferred Shares, to receive, in aggregate the sum of:
(i) the greater of (A) a MOIC of one and three quarters (1.75) or (B) a twelve percent (12%) IRR with respect to US$70,000,000 less the OIC Reserve Recovery Amount, if any; plus
(ii) a MOIC of one and one quarter (1.25) with respect to the OIC Reserve Recovery Amount), which shall be allocated pro rata amongst the Initial and Released Class A Preferred Shares;

(b) with respect to each Class A Preferred Share issued on a Subsequent Closing, the greater of (A) a MOIC of one and three quarters (1.75) or (B) a twelve percent (12%) IRR with respect to the Class A Preferred Share Amount attributable thereto; and
(c) with respect to each Class A Preferred PIK Share issued, the Class A Preferred Share Amount attributable thereto, plus any accrued but unpaid dividends thereon, provided, however, that if the Class A Preferred Share by reference to which a Class A Preferred PIK Share was issued, is redeemed, such Class A PIK Preferred Share shall also be deemed to be redeemed for no additional consideration;
2.32 “Class A Preferred Shares” means the class A preferred shares with a nominal value of US$0.0001 each in the capital of the Company;
2.33 “Clear Days” means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and excluding the day for which notice is being given or on which an action or event for which notice is being given is to occur or take effect;
2.34 “committee” has the meaning given in Article 197;
2.35 “Company” means the company whose name appears in the heading to these Articles;
2.36 “Company Secretary” means the person or persons appointed as company secretary or joint company secretary of the Company from time to time and shall include any assistant or deputy secretary;
2.37 “Concert Party” means, in relation to any person, a party who is deemed or presumed to be Acting in Concert with that person for the purposes of the Takeover Rules;
2.38 “contested election” has the meaning given in Article 167;
2.39 “Deferred Shares” means the Deferred Ordinary Shares with a nominal value of €1.00 each in the capital of the Company;
2.40 “Designated Valuation Firm” means an independent valuation expert;
2.41 “Designated Valuation Firm Cost Allocations” has the meaning given in Article 16;
2.42 “Directors” means the directors for the time being of the Company or any of them acting as the Board;
2.43 “Director’s Certified Email Address” has the meaning given in Article 200.3;
2.44 “disponee” has the meaning given in Article 53.1;
2.45 “Draw Right” has the meaning given in the Securities Purchase Agreement;
2.46 “Early Company Call Option Election” has the meaning given in Article 16;
2.47 “elected by a plurality” has the meaning given in Article 167;
2.48 “electronic communication” has the meaning given to that word in the Electronic Commerce Act 2000 and in addition includes in the case of notices or documents issued on behalf of the Company, such documents being made available or displayed on a website of the Company (or a website designated by the Board);
2.49 “EUR” or “€” means euro;
2.50 “Exchange” means any securities exchange or other system on which the shares of the Company may be listed or otherwise authorised for trading from time to time in circumstances where the Company has approved such listing or trading;
2.51 “Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended;
2.52 “Fiscal Quarter” means each calendar quarter ending March 31, June 30, September 30 and December 31, or such other quarterly accounting period as may be established by the Company;
2.53 “Group” means the Company and its subsidiaries from time to time and for the time being;
2.54 “Independent Directors” has the meaning given in Article 249;

2.55 “Initial Closing” has the meaning given in the Securities Purchase Agreement;
2.56 “Initial Closing Date” has the meaning given in the Securities Purchase Agreement;
2.57 “Interested Person” has the meaning given in Article249;
2.58 “IRR” means, with respect to a Class A Preferred Member in respect of any Class A Preferred Share held by such Class A Preferred Member as of any applicable time of determination, the actual annual pre-tax rate of return as to the applicable person (but computed after all taxes imposed on the Company and its subsidiaries), accruing daily and compounded quarterly, on the Class A Preferred Share Amount referable to such Class A Preferred Share since the date on which the Company issued such Class A Preferred Share provided, however, that, for the purpose of calculating the IRR on the Initial and Released Class A Preferred Shares, all such shares shall be deemed to have been issued on the Initial Closing Date and all cash dividends and redemption payments received by the holders thereof, shall be deemed to have been received pro rata by all such holders. Calculation of IRR shall take into account only cash dividends and redemption payments received by such Class A Preferred Member and such Class A Preferred Member’s successor(s) in interest with respect to such Class A Preferred Shares in accordance with the provisions of these Articles (including, for the avoidance of doubt, all cash dividends and redemption payments in respect of any Class A Preferred PIK Share issued by reference to such Class A Preferred Share). In calculating IRR (i) all applicable cash dividends and redemption payments shall be considered to have been made on the date actually paid and (ii) IRR shall be calculated using the XIRR function in the most recent version of Microsoft Excel (or if such program is no longer available, such other software program for calculating IRR proposed by the Company and acceptable to the Majority Class A Preferred Holder);
2.59 “Mandatory Class A Redemption Date” has the meaning given in Article 17;
2.60 “Mandatory Class A Redemption Event” has the meaning given in Article 17;
2.61 “member” means, in relation to any share, the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares and shall include a member’s personal representatives in consequence of his or her death or bankruptcy;
2.62 “Memorandum” means the memorandum of association of the Company;
2.63 “MOIC” means with respect to a Class A Preferred Member in respect of any Class A Preferred Share held by such Class A Preferred Member as of any time of determination, the number obtained by dividing (i) the cumulative amount of cash distributions or redemption payments that such Class A Preferred Member and such Class A Preferred Member’s predecessors in interest have received in respect of such Class A Preferred Share in accordance with the provisions of these Articles (including, for the avoidance of doubt, all cash dividends and redemption payments in respect of any Class A Preferred PIK Share issued by reference to such Class A Preferred Share); by (ii) the Class A Preferred Share Amount referable to such Class A Preferred Share, provided, however, that, for the purpose of calculating the MOIC on the Initial and Released Class A Preferred Shares, all cash dividends and redemption payments received by the holders thereof, shall be deemed to have been received pro rata by all such holders.
2.64 “Order” has the meaning given in the Securities Purchase Agreement;
2.65 “Office” means the registered office for the time being of the Company;
2.66 “OIC Reserve Recovery Event” has the meaning given in the Securities Purchase Agreement;
2.67 “Ordinary Shares” means the Ordinary Shares with a nominal value of US$0.0001 each in the capital of the Company;
2.68 “Permitted Conflict” has the meaning given in Article 212;
2.69 “Preferred Shares” means the Preferred Shares with a nominal value of US$0.0001 each in the capital of the Company (which, for the avoidance of doubt, do not include the Class A Preferred Shares);
2.70 “Proceedings” has the meaning given in Article 264;
2.71 “Redeemable Shares” means redeemable shares as defined by section 64 of the Act;

2.72 “Re-designation Event” means;
(a) the transfer of Restricted Voting Ordinary Shares from a Restricted Shareholder to a Shareholder or other person who is not a Restricted Shareholder;
(b) an event whereby a Restricted Shareholder ceases to be restricted from holding securities conferring voting rights in the Company without a Takeover Rules Event occurring by virtue of Rule 9 of the Takeover Rules, except in these circumstances the number of Restricted Voting Ordinary Shares which shall be re-designated as Ordinary Shares shall be the maximum number of Restricted Voting Ordinary Shares that can be re-designated without the former Restricted Shareholder becoming or remaining a Restricted Shareholder on the Re-designation Event; or
(c) a Restricted Shareholder of the Company undertaking a Takeover Rules Event and the Takeover Panel consenting to some or all of the Restricted Voting Ordinary Shares being re-designated as Ordinary Shares, in which case only those Restricted Voting Ordinary Shares the re-designation of which has been consented to by the Takeover Panel shall be re-designated as Ordinary Shares;
2.73 “Register” means the register of members of the Company to be kept as required by the Act;
2.74 “Reserve Account” has the meaning given in the Securities Purchase Agreement;
2.75 “Reserve Funds” has the meaning given in the Securities Purchase Agreement;
2.76 “Reserve Release Closing” has the meaning given in the Securities Purchase Agreement;
2.77 “Restricted Shareholder” means a member of the Company or other person who is restricted from holding securities conferring voting rights in the Company without a Takeover Rules Event occurring by virtue of Rule 9 of the Takeover Rules or a member or person who would be so restricted but for the limitations on voting rights set out under Article 7, provided that where two or more persons are deemed or presumed (and such presumption has not been rebutted) to be Acting in Concert for the purpose of Rule 9 of the Takeover Rules, only the person who acquired the securities conferring voting rights which, but for the application of Article 7, would trigger the Takeover Rules Event shall be deemed to be a Restricted Shareholder in respect only of such number of those securities conferring voting rights which, but for the application of Article 7, would trigger the Takeover Rules Event;
2.78 “Restricted Voting Ordinary Shares” means
(d) an interest in securities acquired by a Restricted Shareholder where the Restricted Shareholder has not elected for a Takeover Rules Event to occur; or
(e) Ordinary Shares the subject of a notification by a Shareholder by at least 10 Business Days’ notice in writing to the Company that such Shareholder wishes for such Ordinary Shares to be designated as Restricted Voting Ordinary Shares;
2.79 “Rights” has the meaning given in Article 253;
2.80 “Rights Plan” has the meaning given in Article 252;
2.81 “SEC” means the U.S. Securities and Exchange Commission;
2.82 “securities conferring voting rights” shall be construed in accordance with the definitions of “security” and “interest in a security” in section 1 of the Irish Takeover Panel Act 1997;
2.83 “Securities Purchase Agreement” means that Securities Purchase Agreement by and among the Company, OIC Structured Equity Fund GPFA Range, LLC, OIC Structured Equity Fund I Range, LLC and solely for the purposes of certain provisions thereof, Carbon Revolution Operations PTY LTD.; dated as of 21 September 2023;
2.84 “Share Capital Reduction” has the meaning given in the Securities Purchase Agreement;
2.85 “Shareholder” means a holder of shares in the capital of the Company;
2.86 “Springing Rights Event” means (i) a failure by the Company to effect a Mandatory Class A Redemption Event on the Mandatory Class A Redemption Date, (ii) the undertaking by the Company or any of its subsidiaries of any Structured Voting Rights Matter without the prior written consent of a Class A Preferred

Majority or (iii) a failure on the part of the Company to obtain the Share Capital Reduction Order within 60 days of the Initial Closing, (iv) comply with its obligations under section 5.10 (Further Share Capital Reductions) or (v) comply with its obligations under section 5.11 (Right of First Offer) of the Securities Purchase Agreement, whichever first occurs;
2.87 “Springing Rights Matters” means the matters listed in Schedule 2 of these Articles;
2.88 “Structured Voting Rights Matters” means the matters listed in Schedule 1 of these Articles;
2.89 “Subsequent Closing” has the meaning given in the Securities Purchase Agreement;
2.90 “subsidiary” has the meaning ascribed to it in section 7 of the Act;
2.91 “Takeover Panel” means the Irish Takeover Panel established under the Irish Takeover Panel Act 1997;
2.92 “Takeover Rules” means the Takeover Panel Act 1997, Takeover Rules 2022; and
2.93 “Takeover Rules Event” means either of the following events:
(a) a Restricted Shareholder and/or its Concert Parties (if any) extending an offer to the holders of each class of equity shares of the Company in accordance with Rule 9 of the Takeover Rules; or
(b) the Company obtaining approval of the Takeover Panel for a waiver of Rule 9 of the Takeover Rules in respect of a Restricted Shareholder or any of its Concert Parties (as applicable);
2.94 “United States of America”, “United States” and “U.S.” means the United States of America;
2.95 “US$” and “dollars” means United States dollars; and
2.96 “Warrant” has the meaning given in the Securities Purchase Agreement.
NOTE: it is hereby declared that in these Articles:
a) the word “company”, except where used in reference to this Company, shall be deemed to include a body corporate, whether a company (wherever formed, registered or incorporated), a corporation aggregate, a corporation sole and a national or local government or other legal entity; and
b) the word “person”, shall be deemed to include any individual, firm, body corporate, association or partnership, government or state or agency of a state, local authority or government body or any joint venture association or partnership (whether or not having a separate legal personality) and that person’s personal representatives, successors or permitted assigns; and
c) the word “property”, shall be deemed to include, where the context permits, real property, personal property including choses or things in action and all other intangible property and money and all estates, rights, titles and interests therein and includes the Company’s uncalled capital and future calls and all and every other undertaking and asset; and
d) a word or expression used in the Articles which is not otherwise defined and which is also used in the Act shall have the same meaning here, as it has in the Act; and
e) any phrase introduced by the terms “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms, whether or not followed by the phrases “but not limited to”, “without prejudice to the generality of the foregoing” or any similar expression; and
f) words denoting the singular number only shall include the plural number and vice versa and references to one gender includes all genders.
AUTHORISED SHARE CAPITAL
3. The authorised share capital of the Company is US$100,010,000 divided into 800,000,000,000 ordinary shares with a nominal value of US$0.0001 each 200,000,000,000 preferred shares with a nominal value of US$0.0001 each and 100,000,000 class A preferred shares with a nominal value of US$0.0001 each and €25,000 divided into 25,000 Deferred Ordinary Shares with a nominal value of €1.00 each.

RIGHTS ATTACHING TO THE ORDINARY SHARES
4. The Ordinary Shares shall rank pari passu in all respects and shall:
4.1 subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting and the authority of the Board and chairperson of the meeting to maintain order and security, include the right to attend any general meeting of the Company and to exercise one vote per Ordinary Share held at any general meeting of the Company;
4.2 include the right to participate pro rata in all dividends declared by the Company; and
4.3 include the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.
5. The rights attaching to the Ordinary Shares are subject to the rights attaching to the Class A Preferred Shares and may be subject to the terms of issue of any series or class of Preferred Shares allotted by the Directors from time to time in accordance with Article 9.
RESTRICTED VOTING ORDINARY SHARES
6. If a Restricted Shareholder acquires securities conferring voting rights in the Company, unless the Restricted Shareholder elects to acquire such securities with a Takeover Rules Event occurring, the Ordinary Shares referable to such securities conferring voting rights in the Company shall be designated as Restricted Voting Ordinary Shares having the restrictions set out in Article 7 and any share certificates to be issued in respect of such Ordinary Shares shall bear a legend making reference to such shares as Restricted Voting Ordinary Shares. A Shareholder may also, by at least 10 Clear Days’ notice in writing to the Company or such shorter time as the Company may agree, request that the Company re-designate some or all of the Ordinary Shares that it holds as Restricted Voting Ordinary Shares.
7. The following restrictions shall attach to Restricted Voting Ordinary Shares:
7.1 until a Re-designation Event occurs, the rights attaching to such shares shall be restricted as set out in this Article 7;
7.2 the Restricted Voting Ordinary Shares shall carry no rights to receive notice of or to attend or vote at any general meeting of the Company;
7.3 save as provided herein, the Restricted Voting Ordinary Shares shall rank pari passu at all times and in all respects with all other Ordinary Shares;
7.4 forthwith upon a Re-designation Event, each holder of Restricted Voting Ordinary Shares that are to be re-designated shall send to the Company the certificates, if any, in respect of the Restricted Voting Ordinary Shares held immediately prior to the Re-designation Event and thereupon, but subject to receipt of such certificates, the Company shall issue to such holders respectively replacement certificates for the Ordinary Shares without a legend making reference to the shares as Restricted Voting Ordinary Shares; and
7.5 re-designation of the Restricted Voting Ordinary Shares shall be effected by way of a deemed automatic re-designation of such shares as Ordinary Shares immediately upon and subject to a Re-designation Event, without the requirement of any approval by the Board or any shareholders of the Company.
8. Any Restricted Voting Ordinary Shares in issue shall comprise a single class with any other Ordinary Shares in issue.
RIGHTS ATTACHING TO PREFERRED SHARES
9. Subject to the provisions of these Articles, including Article 177, the Board is empowered to cause the Preferred Shares to be issued from time to time as shares of one or more series of Preferred Shares, and in the resolution or resolutions providing for the issue of Preferred Shares of each particular series, before issuance, the Board is expressly authorised to fix:
9.1 the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except as otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then in issue) from time to time by resolution of the Board;
9.2 the rate of dividends payable on shares of such series, if any, whether or not and upon what conditions dividends on shares of such series shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate and the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of share capital;
9.3 the procedures for, and the terms, if any, on which shares of such series may be redeemed, including without limitation, the redemption price or prices for such series, which may consist of a redemption price or scale of redemption prices applicable only to redemption in connection with a sinking fund (which term as used herein shall include any fund or requirement for the periodic purchase or redemption of shares), and the same or a different redemption price or scale of redemption prices applicable to any other redemption;
9.4 the terms and amount of any sinking fund provided for the purchase or redemption of shares of such series;
9.5 the amount or amounts which shall be paid to the holders of shares of such series in case of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary;
9.6 the terms, if any, upon which the holders of shares of such series may convert shares thereof into shares of any other class or classes or of any one or more series of the same class or of another class or classes;
9.7 the voting rights, full or limited, if any, of the shares of such series; and whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional Directors in case of dividend arrears or other specified events, or upon other matters;
9.8 whether or not the holders of shares of such series, as such, shall have any pre-emptive or preferential rights to subscribe for or purchase shares of any class or series of shares of the Company, now or hereafter authorised, or any securities convertible into, or warrants or other evidences of optional rights to purchase or subscribe for, shares of any class or series of the Company, now or hereafter authorised;
9.9 the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends, or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, any other class or classes of shares ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up;
9.10 the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issuance of any additional shares (including additional shares of such series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets upon liquidation; and
9.11 such other rights, preferences and limitations as may be permitted to be fixed by the Board of the Company under the laws of Ireland as in effect at the time of the creation of such series.
10. Subject to the provisions of these Articles, including Article 177, the Board is authorised to change the designations, rights, preferences and limitations of any series of Preferred Shares theretofore established, no shares of which have been issued.
11. The rights conferred upon the member of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of any series of Preferred Shares in accordance with these Articles.
RIGHTS ATTACHING TO CLASS A PREFERRED SHARES
12. Notice, Attendance and Voting Rights. Subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of a general meeting, each Class A Preferred Members shall be entitled to receive notice of and attend, and to exercise a number of votes at any general meeting of the Company, calculated in accordance with the following formula:
X = [C*(A+B)-B]/(1-C)*(Y/Z)
Where:
“X” is the number of votes which the relevant Class A Preferred Member is entitled to exercise at the relevant general meeting;
“Y” is the total number of Class A Preferred Shares held by a Class A Preferred Member at the voting record date for the relevant general meeting;

“Z” is the aggregate number of Class A Preferred Shares held by all Class A Preferred Members at the voting record date for the relevant general meeting;
“A” is the total number of Ordinary Shares in issue at the voting record date for the relevant general meeting (excluding issued Ordinary Shares resulting from the exercise of the Warrant and held by a Class A Preferred Member);
“B” is the number of Ordinary Shares in issue at the voting record date for the relevant general meeting resulting from the exercise of the Warrant and held by a Class A Preferred Member; and
“C” is 0.1999.
13. Class A Preferred Dividends. During the Accrual Period, each Class A Preferred Member shall be entitled to receive from the Company, and the Company shall pay dividends on each Class A Preferred Payment Date and prior to any dividend or other distribution being paid or made with respect to any other class of share in the capital of the Company (whether pursuant to Article 82, Article 83 or otherwise), with respect to the Fiscal Quarter ended immediately prior to such Class A Preferred Payment Date, in an amount with respect to each Class A Preferred Share held by such Class A Preferred Member equal to the amount accrued during such Fiscal Quarter at the Class A Preferred Dividend Rate on the Class A Preferred Share Amount of each Class A Preferred Share during such Fiscal Quarter (the “Class A Preferred Dividends”) as follows:
13.1 Class A Preferred Dividends will be cumulative and will accrue daily during the Accrual Period at the Class A Preferred Dividend Rate from the date of issuance of a Class A Preferred Share, prorated for partial Fiscal Quarters during the Accrual Period.
13.2 The Class A Preferred Dividends may be paid or satisfied, at the Company's discretion, as follows (i) by payment in cash on the Class A Preferred Payment Date (or, if such Class A Preferred Payment Date is not a Business Day, the first Business Day thereafter); and/or (ii) by issuing on the Class A Preferred Payment Date (or, if such Class A Preferred Payment Date is not a Business Day, the first Business Day thereafter), additional Class A Preferred Shares to the Class A Preferred Members calculated in accordance with the provisions of Articles 13.4 and 13.5, below (each dividend obligation, or part thereof, which is satisfied by the issue of additional Class A Preferred Shares to the Class A Preferred Members, as opposed to cash, being a “Class A Preferred PIK Distribution” and such Class A Preferred Shares so issued, being “Class A Preferred PIK Shares”).
13.3 Notwithstanding the provisions of Article 13.2, to the extent that the Company does not have sufficient Available Profits to pay Class A Preferred Dividends in cash on a Class A Preferred Dividend Payment Date, Class A Preferred Dividends payable on that Class A Preferred Dividend Date shall be satisfied by making a Class A Preferred PIK Distribution.
13.4 The number of Class A Preferred PIK Shares to be issued on a Class A Preferred PIK Distribution shall be determined by dividing: (i) the relevant amount of Class A Preferred Dividends to be satisfied by the issue of Class A Preferred PIK Shares; by (ii) the Class A Preferred Share Amount, and rounding up the quotient. No fractional shares shall be issued on a Class A Preferred PIK Distribution.
13.5 Class A Preferred PIK Shares may be paid up out of Available Profits or, in the event the Company has insufficient Available Profits, Class A Preferred PIK Shares may be issued as bonus shares fully paid-up to at least their nominal value. For the purpose of calculating any amount of Class A Preferred Dividends or Class A Preferred Share Return referable to a Class A Preferred PIK Share, each Class A Preferred PIK Share shall, on issue, be deemed to have been paid-up to the Class A Preferred Share Amount on the relevant Class A Preferred Payment Date (or, if such Class A Preferred Payment Date is not a Business Day, the first Business Day thereafter).
13.6 Save with the prior written consent of a Class A Preferred Majority: (a) the Company may only issue Class A Preferred PIK Shares as expressly provided in this Article 13 and only in connection with the required quarterly dividends thereunder; and (b) the Company shall not issue any Class A Preferred PIK Shares (or any other Class A Preferred Shares) in connection with any other distribution made in respect of Class A Preferred Shares.

14. Priority Distributions: No distributions of cash or non-cash property shall be made with respect to any shares in the capital of the Company prior to the Class A Preferred Members having received the Class A Preferred Share Return with respect to all Class A Preferred Shares as contemplated in Articles 16, 17 and 18, below.
15. Liquidation Preference. On a return of capital on liquidation, a capital reduction or otherwise, the assets of the Company remaining after the payment of its liabilities which are available for distribution to its members, shall first be applied in paying to the Class A Preferred Members prior, and in preference, to the members holding any other class of shares in the capital of the Company, by reason of their ownership of such shares, with equal priority among the Class A Preferred Members, an amount in respect of the Class A Preferred Shares, in cash, until each Class A Preferred Member receives payment in respect of each Class A Preferred Share held by that member equal to the applicable Class A Preferred Share Return with respect to such Class A Preferred Share, provided that, if, upon such return of capital, the assets of the Company available for distribution among the members shall be insufficient to permit payment to the Class A Preferred Members of an amount in cash such that each Class A Preferred Member receives payment in respect of each Class A Preferred Share held by that member at the applicable Class A Preferred Share Return with respect to each Class A Preferred Share, then all of the assets of the Company available for distribution among the members shall be distributed to the Class A Preferred Members on a pro rata basis, such that each Class A Preferred Member receives that portion of the assets available for distribution as the proportion that the aggregate amount required to provide that Class A Preferred Member with the applicable Class A Preferred Share Return on all Class A Preferred Shares held by that member bears to the aggregate amount required to provide all Class A Preferred Members with the applicable Class A Preferred Share Return on all Class A Preferred Shares held by all such members. The provisions of this Article 15 shall apply mutatis mutandis to the proceeds of a sale on a Change of Control Transaction, which shall be paid to the Class A Preferred Members as consideration for their Class A Preferred Shares in priority to any payment to the members holding any other class of shares in the capital of the Company as if the proceeds of such Change of Control Transaction constituted the assets of the Company available for distribution to the Company’s members.
16. Redemption of Class A Preferred Shares at the Election of the Company
16.1 Prior to the fifth anniversary of the Initial Closing Date, the Company may, upon prior written notice (a “Class A Preferred Redemption Notice”) to each applicable Class A Preferred Member, redeem all or any portion of the issued Class A Preferred Shares at its election, in each case, upon payment in full of the Class A Preferred Share Return of such Class A Preferred Shares, as of the applicable Class A Preferred Optional Redemption Date, for each Class A Preferred Share redeemed (an “Early Company Call Option Election”). The Class A Preferred Redemption Notice shall specify the number of Class A Preferred Shares that will be redeemed, the date on which the Class A Preferred Shares will be redeemed pursuant to this Article 16 (which date must be a Business Day and shall be no earlier than thirty (30) days and no later than forty five (45) days, in each case, following delivery of the Class A Preferred Redemption Notice) (the “Class A Preferred Optional Redemption Date”), and the Class A Preferred Share Return as of the Class A Preferred Optional Redemption Date with respect to each Class A Preferred Share that the Company will redeem, including details and reasonable supporting documentation with respect to such calculation.
16.2 At any time prior to the Class A Preferred Optional Redemption Date, a Class A Preferred Majority shall have the right to provide notice to the Company of any disagreement regarding the calculation of the Class A Preferred Share Return as of the Class A Preferred Optional Redemption Date (a “Class A Preferred Share Return Dispute Notice”), which Class A Preferred Share Return Dispute Notice shall include such Class A Preferred Majority's calculation of the Class A Preferred Share Return and reasonable supporting documentation regarding the same.
16.3 Following receipt of any such Class A Preferred Share Return Dispute Notice by the Company, the Class A Preferred Majority that provided the Class A Preferred Share Return Dispute Notice and the Company shall negotiate in good faith to reach agreement regarding the amount of such Class A Preferred Share Return.
16.4 If the Company and the Class A Preferred Majority that provided the Class A Preferred Share Return Dispute Notice are unable to resolve all such disputed items within ten (10) Business Days following the Company’s receipt of the Class A Preferred Share Return Dispute Notice, then all items that have not been resolved on a mutually agreeable basis shall be submitted to a Designated Valuation Firm mutually acceptable to the Company and such Class A Preferred Majority for resolution and such Designated Valuation Firm shall be instructed to issue its determination within ten (10) Business Days after the submission of such dispute;

provided, however, that if the Company and such Class A Preferred Majority are unable to agree on a Designated Valuation Firm within five (5) Business Days, the Designated Valuation Firm shall be designated by the Independent Directors. The determination by such Designated Valuation Firm shall be binding on the Company and all Class A Preferred Members. All costs and expenses relating to the work performed by the Designated Valuation Firm shall be borne by the Class A Preferred Members and the Company based on the inverse of the percentage that the Designated Valuation Firm’s determination bears to the total amount of the total items in dispute as originally submitted to the Designated Valuation Firm, which proportionate allocations shall also be determined by the Designated Valuation Firm at the time it renders its determination on the merits of the matters in dispute (such pro rata allocations of costs and expenses of the Designated Valuation Firm, the “Designated Valuation Firm Cost Allocations”).
16.5 If, all such disputed items have not been resolved as of the Class A Preferred Optional Redemption Date, the consummation of such redemption shall be deemed to be tolled until such dispute has been resolved and the Class A Preferred Share Return shall continue to accrue during such period until the date on which the Company pays such amount; provided, however, that if such redemption is initially contemplated to concur at the closing of a Change of Control Transaction then the Company may close such Change of Control Transaction and put an amount in escrow equal to the Class A Preferred Share Return amount proposed by the Class A Preferred Majority that provided the Class A Preferred Share Return Dispute Notice (taking into account the tolling and continued accrual of the Class A Preferred Share Return during the pendency of such dispute), with such amount to be released by such Class A Preferred Majority and the Company jointly, or in accordance with the determination of the Designated Valuation Firm, upon resolution of such dispute, to the Class A Preferred Members and/or the Company in accordance with the final resolution of such dispute.
16.6 On the Class A Preferred Optional Redemption Date (or such later date as contemplated in the immediately preceding sentence), the Company shall pay in cash to each Class A Preferred Member the applicable Class A Preferred Share Return with respect to each such Class A Preferred Share redeemed. Any such Redemption by the Company of Class A Preferred Shares shall be pro rata as among the Class A Preferred Members in respect of the Class A Preferred Shares that are so redeemed as set forth in the applicable Class A Preferred Redemption Notice. Upon payment in full and in cash of the Class A Preferred Share Return with respect to each redeemed Class A Preferred Share, such redeemed Class A Preferred Share will cease to be outstanding.
17. Mandatory Redemption of Class A Preferred Shares
17.1 The Company shall redeem all, but not less than all, of the outstanding Class A Preferred Shares upon the fifth anniversary of the Initial Closing Date (a “Mandatory Class A Redemption Event”) to the extent all of the Class A Preferred Shares have not already been redeemed as of such time. The Company shall effect such redemption by paying, by wire transfer of immediately available funds, to each Class A Preferred member in respect of each Class A Preferred Share held by such member an amount in cash equal to the Class A Preferred Share Return with respect to such Class A Preferred Share on the date when such Mandatory Class A Redemption Event occurs unless it occurs on a date that is not a Business Day in which case such redemption shall occur on the next Business Day (the date on which the Company is required to effect such redemption, the “Mandatory Class A Redemption Date”); provided that the Company shall provide copies of final documentation in connection therewith, which shall include details and reasonable supporting documentation of the Company’s calculation of the Class A Preferred Share Return as of the Mandatory Class A Redemption Date. Upon the payment of the applicable Class A Preferred Share Return with respect to each Class A Preferred Share pursuant to this Article 17 in full and in cash, the Class A Preferred Shares will cease to be outstanding; provided, however, that if there is any disagreement between the Company and a Class A Preferred Majority regarding the amount of the Class A Preferred Share Return as of the Mandatory Class A Redemption Date, such Class A Preferred Majority and the Company shall negotiate in good faith to reach agreement regarding the amount of the Class A Preferred Share Return and, in any event, the Class A Preferred Shares shall not be deemed to have been redeemed until the amount of the Class A Preferred Share Return (which shall continue to accrue during the pendency of such dispute) has been finally determined (either as agreed by such Class A Preferred Majority and the Company or otherwise by submitting the dispute to a Designated Valuation Firm ) and paid in full and in cash to the Class A Preferred Members; provided, however, that if such Redemption is initially contemplated to concur at the closing of a Change of Control Transaction then the Company may close such Change of Control Transaction and put an amount in escrow equal to the amount of the Class A Preferred Share Return proposed by a Class A Preferred Majority (taking into account the tolling and continued accrual of the Class A Preferred Share Return during the pendency of such dispute), with such amount to be released by such Class A Preferred Majority and the Company jointly, or in accordance with the determination of a Designated Valuation Firm, upon resolution of such dispute, to the Class A Preferred Members and/or the Company in accordance with the final resolution of such dispute.
17.2 If such a dispute has been submitted to a Designated Valuation Firm, the Designated Valuation Firm shall be instructed to issue its determination within ten (10) Business Days after the submission of such dispute; provided, however, that if the Company and a Class A Preferred Majority are unable to agree on a Designated Valuation Firm within five (5) Business Days, the Designated Valuation Firm shall be designated by the Independent Directors.
17.3 The determination by such Designated Valuation Firm shall be binding on the Company and all Class A Preferred Members. All costs and expenses relating to the work performed by the Designated Valuation Firm shall be borne by the Class A Preferred Members and the Company based on the Designated Valuation Firm Cost Allocations.
17.4 On the Mandatory Class A Redemption Date (or such later date as contemplated in the immediately preceding sentence), the Company shall pay in cash to each Class A Preferred Member the applicable Class A Preferred Share Return with respect to each such Class A Preferred Share redeemed. Upon payment in full and in cash of the Class A Preferred Share Return with respect to each redeemed Class A Preferred Share, such redeemed Class A Preferred Share will cease to be outstanding.
18. Deemed Redemption of Class A Preferred Shares Deemed Redemption. Notwithstanding anything contained herein to the contrary: (i) a Class A Preferred Share shall be deemed redeemed upon the applicable Class A Preferred Member holding the same receiving payments pursuant to these Articles in respect of such Class A Preferred Share in cash in an aggregate amount equal to the applicable Class A Preferred Share Return with respect to such Class A Preferred Share; and (ii) upon the redemption of any Class A Preferred Share in full in cash for the applicable Class A Preferred Share Return, such Class A Preferred Share shall cease to be issued.
RIGHTS ATTACHING TO DEFERRED SHARES
19. The Deferred Shares shall have the rights and privileges and be subject to the restrictions set out in this Article 19:
19.1 the Deferred Shares are non-voting shares and do not convey upon the holder the right to be paid a dividend or to receive notice of or to attend, vote or speak at a general meeting;
19.2 the Deferred Shares confer the right on a return of capital, on a winding-up or otherwise, only to the repayment of the nominal value paid up on the Deferred Shares after repayment of the nominal value of the Ordinary Shares; and
19.3 any Director (the “Agent”) is appointed the attorney of the holder of a Deferred Share, with an irrevocable instruction to the Agent to execute all or any forms of transfer and/or renunciation and/or surrender and/or other documents in the Agent’s discretion in relation to the Deferred Shares in favour of the Company or as it may direct and to deliver such forms of transfer and/or renunciation and/or surrender and/or other documents together with any certificate(s) and/or other documents for registration and to do all such other acts and things as may in the reasonable opinion of the Agent be necessary or expedient for the purpose of, or in connection with, the surrender of the Deferred Shares, the purchase by the Company of the Deferred Shares for nil consideration or such other consideration as the Board may determine and to vest the said Deferred Shares in the Company.
20. Without prejudice to any special rights conferred on the members of any existing shares or class of shares but subject to the provisions of the Act and these Articles, including Article 177, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine.
ALLOTMENT AND ACQUISITION OF SHARES
21. The following provisions shall apply:
21.1 Subject to the provisions of these Articles including Article 177, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Act) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.
21.2 Without prejudice to the generality of the powers conferred on the Directors by other paragraphs of these Articles, but subject to the provisions of Article 177, and subject to any requirement to obtain the approval of the members under any laws, regulations or the rules of any Exchange, the Directors may grant from time to time options to subscribe for the unallotted shares in the capital of the Company to Directors and other persons in the service or employment of the Company or any subsidiary or associate company of the Company on such terms and subject to such conditions as may be approved from time to time by the Directors or by any committee thereof appointed by the Directors for the purpose of such approval and on the terms and conditions required to obtain the approval of any statutory authority in any jurisdiction.
21.3 Subject to the provisions of these Articles, including Article 177, the Directors are hereby generally and unconditionally authorised to exercise all the powers of the Company to allot relevant securities within the meaning of section 1021 of the Act. The maximum amount of relevant securities which may be allotted under the authority hereby conferred shall be the amount of the authorised but unissued share capital of the Company at the Adoption Date. The authority hereby conferred shall expire on the date which is five (5) years after the Adoption Date unless and to the extent that such authority is renewed, revoked or extended prior to such date. The Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities in pursuance of such offer or agreement, notwithstanding that the authority hereby conferred has expired.
21.4 Subject to the provisions of these Articles, including Article 177, the Directors are hereby empowered pursuant to sections 1022 and 1023 of the Act to allot equity securities (within the meaning of the said section 1023) for cash pursuant to the authority conferred by Article 21.3 as if section 1022(1) of the Act did not apply to any such allotment. The authority conferred by this Article 21.4 shall expire on the date which is five (5) years after the Adoption Date, unless previously renewed, varied or revoked; provided that the Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this Article 21.4 had not expired.
21.5 The Company may issue permissible letters of allotment (as defined by section 1019 of the Act) to the extent permitted by the Act.
21.6 Unless otherwise determined by the Directors or the rights attaching to or by the terms of issue of any particular shares, or to the extent required by the Act, any Exchange, depository or any operator of any clearance or settlement system, no person whose name is entered as a member in the Register shall be entitled to receive a share certificate for any shares of any class held by him or her in the capital of the Company (nor on transferring part of a holding, to a certificate for the balance).
21.7 Any share certificate, if issued, shall specify the number of shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Directors. Such certificates may be under seal. All certificates for shares in the capital of the Company shall be consecutively numbered or otherwise identified and shall specify the shares in the capital of the Company to which they relate. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered in the Register. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares in the capital of the Company shall have been surrendered and cancelled. The Directors may authorise certificates to be issued with the seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a share or shares in the capital of the Company held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders. If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Directors may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

22. The Company:
22.1 may give financial assistance for the purpose of an acquisition of its shares or, where the Company is a subsidiary, its holding company where permitted by sections 82 and 1043 of the Act, and
22.2 is authorised, for the purposes of section 105(4)(a) of the Act, but subject to section 1073 of the Act, to acquire its own shares.
23. Subject to the provisions of these Articles, including Article 177, the Directors (and any committee established under Article 196 and so authorised by the Directors and any person so authorised by the Directors or such committee) may:
23.1 allot, issue, grant options over and otherwise dispose of shares in the Company; and
23.2 exercise the Company's powers under Article 21,
on such terms and subject to such conditions as they think fit, subject only to the provisions of the Act and these Articles.
24. Unless the Board determines otherwise, any share in the capital of the Company shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any person (who may or may not be a member) pursuant to which the Company acquires or will acquire a share in the capital of the Company, or an interest in shares in the capital of the Company, from the relevant person, save for an acquisition for nil consideration pursuant to section 102(1)(a) of the Act. In these circumstances, the acquisition of such shares by the Company, save where acquired for nil consideration in accordance with the Act, shall constitute the redemption of a Redeemable Share in accordance with Chapter 6 of Part 3 of the Act. No resolution, whether special or otherwise, shall be required to be passed to deem any share in the capital of the Company a Redeemable Share.
VARIATION OF CLASS RIGHTS
25. Without prejudice to the authority conferred on the Directors pursuant to Article 9 to issue Preferred Shares in the capital of the Company, where the shares in the Company are divided into different classes, the rights attaching to a class of shares may only be varied or abrogated if (a) the holders of 75% in nominal value of the issued shares of that class consent in writing to the variation, or (b) a special resolution, passed at a separate general meeting of the holders of that class, sanctions the variation. The quorum at any such separate general meeting, other than an Adjourned Meeting, shall be two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the class in question and the quorum at an Adjourned Meeting shall be one person holding or representing by proxy shares of the class in question or that person’s proxy. The rights conferred upon the holders of any class of shares issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by a purchase or redemption by the Company of its own shares or by the creation or issue of further shares ranking pari passu therewith or subordinate thereto.
26. The issue, redemption or purchase of the Class A Preferred Shares shall not constitute a variation of rights of the holders of Preferred Shares, any class or series of Preferred Shares or the Ordinary Shares.
27. The issue, redemption or purchase of any of the Preferred Shares or any class or series of Preferred Shares shall not constitute a variation of the rights of the holders of Ordinary Shares.
28. The issue, redemption or purchase of Preferred Shares or any class or series of Preferred Shares which rank pari passu with, or junior to, any existing Preferred Shares or class of Preferred Shares shall not constitute a variation of the existing Preferred Shares or class of Preferred Shares.
29. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.
TRUSTS NOT RECOGNISED
30. Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these Articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the member. This shall not preclude (i) the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company, or (ii) the Directors, where they consider it appropriate, providing the information given to the members of shares to the holders of depositary instruments in such shares.
CALLS ON SHARES
31. The Directors may from time to time make calls upon the members in respect of any consideration unpaid on their shares in the Company (whether on account of the nominal value of the shares or by way of premium), provided that in the case where the conditions of allotment or issuance of shares provide for the payment of consideration in respect of such shares at fixed times, the Directors shall only make calls in accordance with such conditions.
32. Each member shall (subject to receiving at least thirty days’ notice specifying the time or times and place of payment, or such lesser or greater period of notice provided in the conditions of allotment or issuance of the shares) pay to the Company, at the time or times and place so specified, the amount called on the shares.
33. A call may be revoked or postponed, as the Directors may determine.
34. Subject to the conditions of allotment or issuance of the shares, a call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments if specified in the call.
35. The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.
36. If the consideration called in respect of a share or in respect of a particular instalment is not paid in full before or on the day appointed for payment of it, the person from whom the sum is due shall pay interest in cash on the unpaid value from the day appointed for payment of it to the time of actual payment of such rate, not exceeding five per cent per annum or such other rate as may be specified by an order under section 2(7) of the Act, as the Directors may determine, but the Directors may waive payment of such interest wholly or in part.
37. Any consideration which, by the terms of issue of a share, becomes payable on allotment or issuance or at any fixed date (whether on account of the nominal value of the share or by way of premium) shall, for the purposes of these Articles, be deemed to be a call duly made and payable on the date on which, by the terms of issue, that consideration becomes payable, and in the case of non-payment of such a consideration, all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such consideration had become payable by virtue of a call duly made and notified.
38. The Directors may, on the issue of shares, differentiate between the holders of different classes as to the amount of calls to be paid and the times of payment.
39. The Directors may, if they think fit:
(a) receive from any member willing to advance such consideration, all or any part of the consideration uncalled and unpaid upon any shares held by him or her; and/or
(b) pay, upon all or any of the consideration so advanced (until the amount concerned would, but for such advance, become payable) interest at such rate (not exceeding, unless the Company in a general meeting otherwise directs, five per cent per annum or such other rate as may be specified by an order under section 2(7) of the Act) as may be agreed upon between the Directors and the member paying such consideration in advance.
40. The Company may:
(a) acting by its Directors, make arrangements on the issue of shares for a difference between the members in the amounts and times of payment of calls on their shares;
(b) acting by its Directors, accept from any member the whole or a part of the amount remaining unpaid on any shares held by him or her, although no part of that amount has been called up;
(c) acting by its Directors and subject to the Act, pay a dividend in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

(d) by special resolution determine that any portion of its share capital which has not been already called up shall not be capable of being called up except in the event and for the purposes of the Company being wound up; upon the Company doing so, that portion of its share capital shall not be capable of being called up except in that event and for those purposes.
LIEN
41. The Company shall have a first and paramount lien on every share (not being a fully paid share) for all consideration (whether immediately payable or not) called, or payable at a fixed time, in respect of that share.
42. The Directors may at any time declare any share in the Company to be wholly or in part exempt from Article 41.
43. The Company’s lien on a share shall extend to all dividends payable on it.
44. The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless (i) a sum in respect of which the lien exists is immediately payable; and (ii) the following conditions are satisfied:
44.1 a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the registered holder of the share for the time being, or the person entitled thereto by reason of his or her death or bankruptcy; and
44.2 a period of 14 days after the date of giving of that notice has expired.
45. The following provisions apply in relation to a sale referred to in Article 44:
45.1 to give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser of them;
45.2 the purchaser shall be registered as the holder of the shares comprised in any such transfer;
45.3 the purchaser shall not be bound to see to the application of the purchase consideration, nor shall his or her title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale; and
45.4 the proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.
FORFEITURE
46. If a member of the Company fails to pay any call or instalment of a call on the day appointed for payment of it, the Directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on the member requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.
47. The notice referred to in Article 46 shall:
47.1 specify a further day (not earlier than the expiration of 14 days after the date of service of the notice) on or before which the payment required by the notice is to be made; and
47.2 state that, if the amount concerned is not paid by the day so specified, the shares in respect of which the call was made will be liable to be forfeited.
48. If the requirements of the notice referred to in Article 47 are not complied with, any share in respect of which the notice has been served may at any time after the day so specified (but before, should it occur, the payment required by the notice has been made) be forfeited by a resolution of the Directors to that effect.
49. On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the member sued is entered in the Register as the holder, or one of the holders, of the shares in the capital of the Company in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these

Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.
50. A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.
51. A person whose shares have been forfeited shall cease to be a member of the Company in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all consideration which, at the date of forfeiture, were payable by him or her to the Company in respect of the shares, but his or her liability shall cease if and when the Company shall have received payment in full of all such consideration in respect of the shares.
52. A statement in writing that the maker of the statement is a Director or the Company Secretary, and that a share in the Company has been duly forfeited on a date stated in the statement, shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share.
53. The following provisions apply in relation to a sale or other disposition of a share referred to in Article 50:
53.1 the Company may receive the consideration, if any, given for the share on the sale or other disposition of it and may execute a transfer of the share in favour of the person to whom the share is sold or otherwise disposed of (the “disponee”);
53.2 upon such execution, the disponee shall be registered as the holder of the share; and
53.3 the disponee shall not be bound to see to the application of the purchase consideration, if any, nor shall his or her title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.
54. The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share in the capital of the Company, becomes payable at a fixed time, whether on account of the nominal value of the share in the capital of the Company or by way of premium, as if the same had been payable by virtue of a call duly made and notified.
55. The Directors may accept the surrender of any share in the capital of the Company which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share in the capital of the Company shall be treated as if it has been forfeited.
VARIATION OF COMPANY CAPITAL
56. Subject to the provisions of these Articles, including Article 177, the Company may, by ordinary resolution and in accordance with section 83 of the Act, do any one or more of the following, from time to time:
56.1 consolidate and divide all or any of its classes of shares into shares of a larger nominal value than its existing shares;
56.2 subdivide its classes of shares, or any of them, into shares of a smaller nominal value, so however, that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;
56.3 increase the nominal value of any of its shares by the addition to them of any un-denominated capital;
56.4 reduce the nominal value of any of its shares by the deduction from them of any part of that value, subject to the crediting of the amount of the deduction to un-denominated capital, other than the share premium account;
56.5 without prejudice or limitation to Articles 96 to 101 and the powers conferred on the Directors thereby, convert any un-denominated capital into shares for allotment as bonus shares to holders of existing shares;
56.6 increase its share capital by new shares of such amount as it thinks expedient; or
56.7 cancel shares of its share capital which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled.

57. Subject to the provisions of these Articles, the Company may:
57.1 without prejudice to Article 24, by special resolution, and subject to the provisions of the Act governing the variation of rights attached to classes of shares and the amendment of these Articles, convert any of its shares into Redeemable Shares; or
57.2 by special resolution, and subject to the provisions of the Act (or as otherwise required or permitted by applicable law) alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles.
REDUCTION OF COMPANY CAPITAL
58. Subject to the provisions of these Articles, including Articles 15 and 177, the Company may, in accordance with the provisions of sections 84 to 87 of the Act, reduce its company capital in any way it thinks expedient and, without prejudice to the generality of the foregoing, may thereby:
58.1 extinguish or reduce the liability on any of its shares in respect of share capital not paid up;
58.2 either with or without extinguishing or reducing liability on any of its shares, cancel any paid up company capital which is lost or unrepresented by available assets; or
58.3 either with or without extinguishing or reducing liability on any of its shares, pay off any paid up company capital which is in excess of the wants of the Company.
Unless the special resolution provides otherwise, a reserve arising from the reduction of company capital is to be treated for all purposes as a realised profit in accordance with section 117(9) of the Act. Nothing in this Article 58 shall, however, prejudice or limit the Company’s ability to perform or engage in any of the actions described in section 83(1) of the Act by way of ordinary resolution only.
TRANSFER OF SHARES
59. Subject to the Act and to the provisions of these Articles as may be applicable, any member may transfer all or any of his shares (of any class) by an instrument of transfer in the usual common form or in any other form which the Board may from time to time approve. The instrument of transfer may be endorsed on the certificate.
60. The instrument of transfer of a share shall be signed by or on behalf of the transferor and, if the share is not fully paid, by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it. All instruments of transfer may be retained by the Company.
61. Save in the case of a transfer of Class A Preferred Shares, the instrument of transfer of any share may be executed for and on behalf of the transferor by the Company Secretary or any other party designated by the Board for such purpose, and the Company Secretary or any other party designated by the Board for such purpose shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or, other than in the case of a transfer of Class A Preferred Shares, the Company Secretary or any other party designated by the Board for such purpose as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of the Act. The transferor shall be deemed to remain the member holding the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.
62. Subject to the Act, the Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) to the extent permitted by section 1042 of the Act, claim a first and paramount lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.
63. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.
64. The Board may, in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer if:
64.1 the instrument of transfer is not duly stamped, if required, and lodged at the Office or any other place as the Board may from time to time specify for the purpose, accompanied by the certificate (if any) for the shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;
64.2 the instrument of transfer is in respect of more than one class of share;
64.3 the instrument of transfer is in favour of more than four persons jointly;
64.4 it is not satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; or
64.5 it is not satisfied that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.
65. Subject to any directions of the Board from time to time in force, the Company Secretary or any other party designated by the Board for such purpose may exercise the powers and discretions of the Board under Article 64, Article 88, Article 95 and Article 97.
66. If the Board declines to register a transfer it shall, within one month after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.
67. No fee shall be charged by the Company for registering any transfer or for making any entry in the Register concerning any other document relating to or affecting the title to any share (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).
TRANSMISSION OF SHARES
68. In the case of the death of a member, the survivor or survivors, where the deceased was a joint holder, and the personal representatives of the deceased where he or she was a sole holder, shall be the only persons recognised by the Company as having any title to his or her interest in the shares.
69. Nothing in Article 68 shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by him or her with other persons.
70. Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject to Article 71, elect either: (a) to be registered himself or herself as holder of the share; or (b) to have some person nominated by him or her (being a person who consents to being so registered) registered as the transferee thereof.
71. The Directors shall, in either of those cases, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that member before his or her death or bankruptcy, as the case may be.
72. If the person becoming entitled as mentioned in Article 70: (a) elects to be registered himself or herself, the person shall furnish to the Company a notice in writing signed by him or her stating that he or she so elects; or (b) elects to have another person registered, the person shall testify his or her election by executing to that other person a transfer of the share.

73. All the limitations, restrictions and provisions of Articles 68 to 72 shall be applicable to a notice or transfer referred to in Article 72 as if the death or bankruptcy of the member concerned had not occurred and the notice or transfer were a transfer signed by that member.
74. Subject to Article 75 and Article 76, a person becoming entitled to a share by reason of the death or bankruptcy of the holder shall be entitled to the same dividends and other advantages to which he or she would be entitled if he or she were the registered holder of the share.
75. A person referred to in Article 74 shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.
76. The Directors may at any time serve a notice on any such person requiring the person to make the election provided for by Article 70 and, if the person does not make that election (and proceed to do, consequent on that election, whichever of the things mentioned in Article 72 is appropriate) within ninety days after the date of service of the notice, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.
77. The Company may charge a fee not exceeding €10 on the registration of every probate, letters of administration, certificate of death, power of attorney, notice as to stock or other instrument or order.
78. The Directors may determine such procedures as they shall think fit regarding the transmission of shares in the Company held by a body corporate that are transmitted by operation of law in consequence of a merger or division.
CLOSING REGISTER OR FIXING RECORD DATE
79. For the purpose of determining members entitled to notice of or to vote at any meeting of members or any adjournment thereof, or members entitled to receive payment of any dividend, or in order to make a determination of members for any other proper purpose, the Board may provide, subject to the requirements of section 174 of the Act, that the Register shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty days in each year. If the Register shall be so closed for the purpose of determining members entitled to notice of, or to vote at, a meeting of members, such Register shall, subject to applicable law and Exchange rules, be so closed for at least five days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.
80. In lieu of, or apart from, closing the Register, the Board may fix in advance a date as the record date (a) for any such determination of members entitled to notice of or to vote at a meeting of the members, which record date shall not, subject to applicable law and Exchange rules, be more than sixty days before the date of such meeting, and (b) for the purpose of determining the members entitled to receive payment of any dividend or other distribution, or in order to make a determination of members for any other proper purpose, which record date shall not, subject to applicable law and Exchange rules, be more than sixty days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of members is relevant.
81. If the Register is not so closed and no record date is fixed for the determination of members entitled to notice of or to vote at a meeting of members, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles shall be the record date for such determination of members. Where a determination of members entitled to vote at any meeting of members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the Adjourned Meeting, if they think fit.
DIVIDENDS
82. Subject to the provisions of these Articles, including Articles 13, 14 and 177, the Company in a general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors. Any general meeting declaring a dividend and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or interim dividend wholly or partly by the distribution of specific assets including paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution.

83. Subject to the provisions of these Articles, including Articles 13, 14 and 177, the Directors may from time to time:
83.1 pay to the members such dividends (whether as either interim dividends or final dividends) as appear to the Directors to be justified by the profits of the Company, subject to section 117 and Chapter 6 of Part 17 of the Act;
83.2 before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion either be employed in the business of the Company or be held as cash or cash equivalents or invested in such investments as the Directors may lawfully determine; and
83.3 without placing the profits of the Company to reserve, carry forward any profits which they may think prudent not to distribute.
84. Unless otherwise specified by the Directors at the time of declaring a dividend, the dividend shall be a final dividend.
85. Where the Directors specify that a dividend is an interim dividend at the time it is declared, such interim dividend shall not constitute a debt recoverable against the Company and the declaration may be revoked by the Directors at any time prior to its payment provided that the holders of the same class of share are treated equally on any revocation.
86. Subject to the rights of persons, if any, entitled to shares with special rights as to dividend (and to the rights of the Company under Articles 41 to 45 and Article 88) all dividends shall be declared and paid such that shares of the same class shall rank equally irrespective of the premium credited as paid up on such shares.
87. If any share is issued on terms providing that it shall rank for a dividend as from a particular date, such share shall rank for dividend accordingly.
88. The Directors may deduct from any dividend payable to any member, all sums of money (if any) immediately payable by him or her to the Company on account of calls or otherwise in relation to the shares of the Company.
89. The Directors when declaring a dividend or bonus may direct payment of such dividend or bonus wholly or partly by the distribution of specific assets and, in particular, paid up shares, debentures or debenture stock of any other company or in any one or more of such ways.
90. Where any difficulty arises in regard to a distribution, the Directors may settle the matter as they think expedient and, in particular, may:
90.1 issue fractional certificates (subject always to the restriction on the issue of fractional shares) and fix the value for distribution of such specific assets or any part of them;
90.2 determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties; and
90.3 vest any such specific assets in trustees as may seem expedient to the Directors.
91. Any dividend, interest or other moneys payable in cash in respect of any shares may be paid:
91.1 by cheque or negotiable instrument sent by post directed to or otherwise delivered to the registered address of the holder, or where there are joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or the joint holders may in writing direct; or
91.2 by transfer to a bank account nominated by the payee or where such an account has not been so nominated, to the account of a trustee nominated by the Company to hold such moneys, provided that, in the case of the Class A Preferred Shares, all such payments shall be made by the method described in Article 91.2 only (and not by any of the methods described in Article 91.1).

92. Any such cheque or negotiable instrument referred to in Article 91 shall be made payable to the order of the person to whom it is sent.
93. Any one of two or more joint holders may give valid receipts for any dividends, bonuses or other moneys payable in respect of the shares held by them as joint holders, whether paid by cheque or negotiable instrument or direct transfer.
94. Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, no dividend shall bear interest against the Company.
95. If the Directors so resolve, any dividend or distribution which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend, distribution or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.
BONUS ISSUE OF SHARES
96. Subject to Article 177, any capitalisation provided for in Articles 97 to 101 inclusive will not require approval or ratification by the members.
97. The Directors may resolve to capitalise any part of a relevant sum (within the meaning of Article 98) by applying such sum in paying up in full unissued shares of a nominal value, or nominal value and share premium, equal to the sum capitalised, to be allotted and issued as fully paid bonus shares, to those members or the members of any class of shares in the capital of the Company who would have been entitled to that sum if it were distributed by way of dividend (and in the same proportions).
98. For the purposes of Article 97, “relevant sum” means: (a) any sum for the time being standing to the credit of the Company’s un-denominated capital; (b) any of the Company’s profits available for distribution; (c) any sum representing unrealised revaluation reserves; (d) a merger reserve or (e) any sum standing to the credit of any other capital reserve, reserve account or capital fund, by whatever name called, of the Company, and whether distributable or non-distributable.
99. The Directors may in giving effect to any resolution under Article 97 make: (a) all appropriations and applications of the relevant sum resolved to be capitalised by the resolution; and (b) all allotments and issues of fully paid shares, if any, and generally shall do all acts and things required to give effect to the resolution.
100. Without limiting Article 99, the Directors may:
100.1 make such provision as they think fit for the case of shares becoming distributable in fractions (and, again, without limiting the foregoing, may sell the shares represented by such fractions and distribute the net proceeds of such sale amongst the members or members of a particular class otherwise entitled to such fractions in due proportions);
100.2 authorise any person to enter, on behalf of all the members or members of a particular class concerned, into an agreement with the Company providing for the allotment to them, respectively credited as fully paid up, of any further shares to which they may become entitled on the capitalisation concerned or, as the case may require, for the payment by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares, and any agreement made under such authority shall be effective and binding on all the members or members of a particular class concerned.
101. Where the Directors have resolved to approve a bona fide revaluation of all the fixed assets of the Company, the net capital surplus in excess of the previous book value of the assets arising from such revaluation may be: (a) credited by the Directors to un-denominated capital other than the share premium account; or (b) used in paying up unissued shares of the Company to be issued to members or members of a particular class as fully paid bonus shares.

GENERAL MEETINGS – GENERAL
102. Subject to Article 103, the Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it; and not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next.
103. The Company will hold its first annual general meeting within eighteen months of its incorporation.
104. The annual general meeting shall be held in such place and at such time as the Directors shall determine.
105. All general meetings of the Company other than annual general meetings shall be called extraordinary general meetings.
106. The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting shall also be convened by the Directors on the requisition of members, or if the Directors fail to so convene an extraordinary general meeting, such extraordinary general meeting may be convened by the requisitioning members, in each case in accordance with section 178(3) to (7) of the Act.
107. If at any time the number of Directors is less than two, any Director or any member that satisfies the criteria under section 178 of the Act may convene an extraordinary general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.
108. An annual general meeting or extraordinary general meeting of the Company may be held outside of Ireland. The Company shall make, at its expense, all necessary arrangements to ensure that members can by technological means participate in any such meeting without leaving Ireland.
109. A general meeting of the Company may be held in two or more venues (whether inside or outside of Ireland) at the same time using any technology that provides members, as a whole, with a reasonable opportunity to participate, and such participation shall be deemed to constitute presence in person at the meeting.
NOTICE OF GENERAL MEETINGS
110. The only persons entitled to notice of general meetings of the Company are:
110.1 the members;
110.2 the personal representatives of a deceased member, which member would but for his death be entitled to vote;
110.3 the assignee in bankruptcy of a bankrupt member of the Company (being a bankrupt member who is entitled to vote at the meeting);
110.4 the Directors and Company Secretary; and
110.5 unless the Company is entitled to and has availed itself of the audit exemption under the Act, the Auditors (who shall also be entitled to receive other communications relating to any general meeting which a member is entitled to receive).
111. Subject to the provisions of the Act allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting called for the passing of a special resolution shall be called by at least twenty-one days’ notice. Any other extraordinary general meeting shall also be called by at least twenty-one days’ notice, except that it may be called by fourteen days’ notice where:
111.1 all members, who hold shares that carry rights to vote at the meeting, are permitted to vote by electronic means at the meeting; and
111.2 a special resolution reducing the period of notice to fourteen days has been passed at the immediately preceding annual general meeting, or at a general meeting held since that meeting.
112. Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend, speak, ask questions and vote is entitled to appoint a proxy to attend, speak, ask questions and vote in his place and that a proxy need not be a member of the Company. Every notice shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange. Subject to any restrictions imposed on any shares, the notice shall be given to all the members and to the Directors and Auditors.
113. The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.
114. In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive such notice shall not invalidate any resolution passed or any proceeding at any such meeting. A member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of shares in the Company will be deemed, subject to Article 117, to have received notice of that meeting and, where required, of the purpose for which it was called.
115. Where, by any provision contained in the Act, extended notice is required of a resolution, the resolution shall not be effective (except where the Directors have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than twenty-eight days (or such shorter period as the Act permits) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the Act.
116. In determining the correct period of notice for a general meeting, only Clear Days shall be counted.
117. Whenever any notice is required to be given by law or by these Articles to any person or persons, a waiver thereof in writing, signed by the person or persons entitled to the notice whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.
WRITTEN RESOLUTIONS OF THE MEMBERS
118. For so long as the Company has more than one shareholder, unanimous consent of the holders of the Ordinary Shares shall be required before the shareholders may act by way of written resolution in lieu of holding a meeting.
119.
119.1 Except in the case of the removal of statutory auditors or Directors and subject to the Act and the provisions of Article 118, anything which may be done by resolution in general meeting of all or any class of members may be done by resolution in writing, signed by all of the holders or any class thereof or their proxies (or in the case of a holder that is a corporation (whether or not a company within the meaning of the Acts) on behalf of such holder) being all of the members of the Company or any class thereof, who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution and shall be valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company or any class thereof duly convened and held, and if described as a Special Resolution shall be deemed to be a Special Resolution within the meaning of the Acts. Any such resolution in writing may be signed in as many counterparts as may be necessary.
119.2 For the purposes of any written resolution under Article 119, the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last holder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this section, a reference to such date.
119.3 A resolution in writing made in accordance with Article 119 is valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of holders of the Company, as the case may be. A resolution in writing made in accordance with this section shall constitute minutes for the purposes of the Act and these Articles.
120. At any time that the Company is a single-member company, its sole member may pass any resolution as a written decision in accordance with section 196 of the Act.

QUORUM FOR GENERAL MEETINGS
121. Two members present in person or by proxy and having the right to attend and vote at the meeting and together holding shares representing more than 50% of the votes that may be cast by all members at the relevant time shall be a quorum at a general meeting; provided, however, that at any time when the Company is a single-member company, one member of the Company present in person or by proxy at a general meeting of it shall be a quorum.
122. If within 15 minutes (or such greater time determined by the chairperson) after the time appointed for a general meeting a quorum is not present, then:
122.1 the meeting shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such other time and place as the Directors may determine (the “Adjourned Meeting”); and
122.2 if at the Adjourned Meeting a quorum is not present within half an hour (or such greater time determined by the chairperson) after the time appointed for the meeting, the members present shall be a quorum.
PROXIES
123. Every member entitled to attend, speak, ask questions and vote at a general meeting may appoint a proxy or proxies to attend, speak, ask questions relating to items on the agenda and vote on his behalf and may appoint more than one proxy to attend, speak, ask questions and vote at the same general meeting provided that, where a member appoints more than one proxy in relation to a general meeting, each proxy must be appointed to exercise the rights attached to different shares held by that member.
124. The appointment of a proxy shall be in writing in any usual form or in any other form which the Directors may approve and shall be signed by or on behalf of the appointor. The signature on such appointment need not be witnessed. A body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. A member shall be entitled to appoint a proxy by electronic means, to an address specified by the Company. The proxy form must make provision for three-way voting (i.e., to allow votes to be cast for or against a resolution or to be withheld) on all resolutions intended to be proposed, other than resolutions which are merely procedural. An instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative) together with such evidence as to its due execution as the Board may from time to time require, may be returned to the address or addresses stated in the notice of meeting or Adjourned Meeting or any other information or communication by such time or times as may be specified in the notice of meeting or Adjourned Meeting or in any other such information or communication (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or Adjourned Meeting at which the appointee proposes to vote, and, subject to the Act, if not so delivered the appointment shall not be treated as valid.
BODIES CORPORATE ACTING BY REPRESENTATIVES AT MEETINGS
125. A body corporate which is a member, or a proxy for a member, of the Company may by resolution of its directors or other governing body authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or of any class of members of the Company and, subject to evidence being furnished to the Company of such authority as the Directors may reasonably require, any person(s) so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company or, where more than one such representative is so authorized, all or any of the rights attached to the shares in respect of which he is so authorised. Where a body corporate appoints more than one representative in relation to a general meeting, each representative must be appointed to exercise the rights attached to different shares held by that body corporate.
RECEIPT OF PROXY APPOINTMENTS
126. Where the appointment of a proxy and any authority under which it is signed or a copy certified notarially or in some other way approved by the Directors is to be received by the Company:
126.1 in physical form, it shall be deposited at the Office or (at the option of the member) at such other place or places (if any) as may be specified for that purpose in or by way of note to the notice convening the meeting;

126.2 in electronic form, it may be so received where an address has been specified by the Company for the purpose of receiving electronic communications:
(a) in the notice convening the meeting; or
(b) in any appointment of proxy sent out by the Company in relation to the meeting; or
(c) in any invitation contained in an electronic communication to appoint a proxy issued by the Company in relation to the meeting;
provided that it is so received by the Company no later than 3 hours, or such other time as may be communicated to the members, before the time for holding the meeting or Adjourned Meeting or (in the case of a poll taken otherwise than at or on the same day as the meeting or Adjourned Meeting) for the taking of the poll at which it is to be used, at which the person named in the proxy proposes to vote and in default shall not be treated as valid or, in the case of a meeting which is adjourned to, or a poll which is to be taken on, a date not later than the record date applicable to the meeting which was adjourned or the poll, it shall be sufficient if the appointment of a proxy and any such authority and certification thereof as aforesaid is so received by the Company at the commencement of the Adjourned Meeting or the taking of the poll. An appointment of a proxy relating to more than one meeting (including any adjournment thereof) having once been so received for the purposes of any meeting shall not be required to be delivered, deposited or received again for the purposes of any subsequent meeting to which it relates.
EFFECT OF PROXY APPOINTMENTS
127.
127.1 Receipt by the Company of an appointment of a proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. However, if that member votes at the meeting or at any adjournment thereof, then as regards to the resolution(s) any proxy notice delivered to the Company by or on behalf of that same member shall on a poll, be invalid to the extent that such member votes in respect of the shares to which the proxy notice relates.
127.2 An appointment of a proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates and shall be deemed to confer authority to speak at a general meeting and to demand or join in demanding a poll.
128. A proxy shall have the right to exercise all or any of the rights of his appointor, or (where more than one proxy is appointed) all or any of the rights attached to the shares in respect of which he is appointed as the proxy to attend, and to speak and vote, at a general meeting of the Company. Unless his appointment provides otherwise, a proxy may vote or abstain at his discretion on any resolution put to the vote.
EFFECT OF REVOCATION OF PROXY OR OF AUTHORISATION
129. A vote given or poll demanded in accordance with the terms of an appointment of a proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the previous death, insanity or winding up of the principal, or the revocation of the appointment of a proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or the transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no notice in writing (whether in electronic form or otherwise) of such death, insanity, winding up, revocation or transfer is received by the Company at the Office before the commencement of the meeting.
130. The Directors may send to the members, at the expense of the Company, by post, electronic mail or otherwise, forms for the appointment of a proxy (with or without reply paid envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative. If, for the purpose of any meeting, invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the expense of the Company, such invitations shall be issued to all (and not to some only) of the members entitled to be sent a notice of the meeting and to vote thereat by proxy, but the accidental omission to issue such invitations to, or the non-receipt of such invitations by, any member shall not invalidate the proceedings at any such meeting.

THE BUSINESS OF GENERAL MEETINGS
131. All business shall be deemed to be special business that is transacted at an extraordinary general meeting or that is transacted at an annual general meeting other than, in the case of an annual general meeting, the business specified in Article 135 which shall be ordinary business.
132. At any meeting of the members, only such business shall be conducted as shall have been properly brought before such meeting. To be properly brought before an annual general meeting, business must be:
132.1 specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board;
132.2 otherwise properly brought before the meeting by or at the direction of the Board; or
132.3 otherwise properly brought before the meeting by a member.
133. Without prejudice to any procedure which may be permitted under the Act, for business to be properly brought before an annual general meeting by a member, the member must have given timely notice thereof in writing to the Company Secretary. To be timely, a member’s notice must be received not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the member to be timely must be so received not earlier than the 90th day prior to such annual general meeting and not later than the close of business on the later of (i) the 60th day prior to such annual general meeting or (ii) the tenth day following the date on which notice of the date of the annual general meeting was mailed or public disclosure thereof was made by the Company, whichever event in this clause (ii) first occurs. For the avoidance of doubt, in no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a member’s notice to the Company Secretary pursuant to this Article 133. Each such notice shall set forth as to each matter the member proposes to bring before the annual general meeting:
133.1 a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the meeting;
133.2 the name and address, as they appear on the Register, of the member proposing such business;
133.3 the class, series and number of shares of the Company which are beneficially owned by the member;
133.4 whether and the extent to which any hedging, derivative or other transaction is in place or has been entered into within the prior six months preceding the date of delivery of the notice by or for the benefit of the member with respect to the Company or its subsidiaries or any of their respective securities, debt instruments or credit ratings, the effect or intent of which transaction is to give rise to gain or loss as a result of changes in the trading price of such securities or debt instruments or changes in the credit ratings for the Company, its subsidiaries or any of their respective securities or debt instruments (or, more generally, changes in the perceived creditworthiness of the Company or its subsidiaries), or to increase or decrease the voting power of the member, and if so, a summary of the material terms thereof; and
133.5 any material interest of the member in such business.
To be properly brought before an extraordinary general meeting, other than pursuant to Article 132, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or by the Company Secretary pursuant to the applicable provisions of these Articles or (ii) otherwise properly brought before the meeting by or at the direction of the Board.
134. The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of these Articles, and if he or she should so determine, any such business not properly brought before the meeting shall not be transacted. Nothing herein shall be deemed to affect any rights of members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
135. The business of the annual general meeting shall include:
135.1 the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;

135.2 the review by the members of the Company’s affairs;
135.3 the authorisation of the Directors to approve the remuneration of the Auditors (if any); and
135.4 the appointment or re-appointment of Auditors.
PROCEEDINGS AT GENERAL MEETINGS
136. The Chairperson, if any, shall preside as chairperson at every general meeting of the Company, or if there is no such Chairperson, or if he or she is not present at the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.
137. If at any meeting no Director is willing to act as chairperson or if no Director is present at the time appointed for holding the meeting, the members present shall choose one of their number to be chairperson of the meeting.
138. At each meeting of members, the chairperson of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the members will vote at the meeting and shall determine the order of business and all other matters of procedure.
139. The Directors may adopt such rules, regulations and procedures for the conduct of any meeting of the members as they deem appropriate. Except to the extent inconsistent with any applicable rules, regulations and procedures adopted by the Board, the chairperson of any meeting may adopt such rules, regulations and procedures for the meeting, which need not be in writing, and take such actions with respect to the conduct of the meeting, as the chairperson of the meeting deems appropriate, to maintain order and safety and for the conduct of the meeting.
140. The chairperson of the meeting may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place.
141. No business shall be transacted at any Adjourned Meeting other than the business left unfinished at the meeting from which the adjournment took place.
142. When a meeting is adjourned for thirty days or more, notice of the Adjourned Meeting shall be given as in the case of an original meeting but, subject to that, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an Adjourned Meeting.
143. Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.
144. For business to be properly requested by a member to be brought before a general meeting, the member must comply with the requirements of the Act or:
144.1 be a member at the time of the giving of the notice for such general meeting;
144.2 be entitled to vote at such meeting; and
144.3 have given timely and proper notice in writing to the Company Secretary in accordance with Article 133.
145. Except where a greater majority is required by the Act or these Articles, any question proposed for a decision of the members at any general meeting of the Company or a decision of any class of members at a separate meeting of any class of shares shall be decided by an ordinary resolution.
VOTING
146. At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll.
147. Save as provided in Article 148 of these Articles, a poll shall be taken in such manner as the chairperson of the meeting directs and he or she may appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.
148. A poll demanded on the election of a chairperson of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or at such time and place as the chairperson of the meeting may direct. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded.

149. No notice need be given of a poll not taken forthwith if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven Clear Days’ notice shall be given specifying the time and place at which the poll is to be taken.
150. If authorised by the Directors, any vote taken by written ballot may be satisfied by a ballot submitted by electronic and/or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic or telephonic submission has been authorised by the member or proxy.
VOTES OF MEMBERS
151. Subject to the provisions of these Articles and any rights or restrictions for the time being attached to any class or classes of shares in the capital of the Company, every member of record present in person or by proxy shall have one vote for each share registered in his or her name in the Register.
152. Where there are joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holder or holders; and for this purpose, seniority shall be determined by the order in which the names of the joint holders stand in the Register.
153. A member who has made an enduring power of attorney, or a member in respect of whom an order has been made by any court having jurisdiction in cases of unsound mind, may vote by his or her committee, donee of an enduring power of attorney, receiver, guardian or other person appointed by the foregoing court, and any such committee, donee of an enduring power of attorney, receiver, guardian or other persons appointed by the foregoing court may speak or vote by proxy.
154. No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairperson of the general meeting whose decision shall be final and conclusive.
155. A person shall be entered on the Register by the record date specified in respect of a general meeting in order to exercise the right of a member to participate and vote at the general meeting and any change to an entry on the Register after the record date shall be disregarded in determining the right of any person to attend and vote at the meeting.
156. Votes may be given either personally (including by a duly authorised representative of a corporate member) or by proxy. On a poll taken at a meeting of the members of the Company or a meeting of any class of members of the Company, a member, whether present in person or by proxy, entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.
157. Subject to such requirements and restrictions as the Directors may specify, the Company may permit members to vote by correspondence in advance of a general meeting in respect of one or more of the resolutions proposed at a meeting. Where the Company permits members to vote by correspondence, it shall only count votes cast in advance by correspondence, where such votes are received at the address and before the date and time specified by the Company, provided the date and time is no more than 24 hours before the time at which the vote is to be concluded.
158. Subject to such requirements and restrictions as the Directors may specify, the Company may permit members who are not physically present at a meeting to vote by electronic means at the general meeting in respect of one or more of the resolutions proposed at a meeting.
159. Where there is an equality of votes, the chairperson of the meeting shall not have a second or casting vote.
160. No member shall be entitled to vote at any general meeting of the Company unless all calls or other sums immediately payable by him or her in respect of shares in the Company have been paid.
CLASS MEETINGS
161. The provisions of these Articles relating to general meetings shall, as far as applicable, apply in relation to any meeting of any class of member of the Company.
APPOINTMENT OF DIRECTORS
162. The number of Directors from time to time shall be not less than two nor more than thirteen.

163. From and after the date that is the earlier of (i) 2 January 2024 and (ii) the first occurrence of a Springing Rights Event, for so long as any Class A Preferred Shares remain outstanding, then the Class A Preferred Majority shall be entitled from time to time to appoint two persons as Directors (the “Class A Preferred Directors”), and the Class A Preferred Majority shall be entitled, from time to time, to remove from office each and any such person appointed as a Class A Preferred Director and, upon the death, resignation, retirement, disqualification or removal of any person appointed as a Class A Preferred Director (howsoever occasioned), to appoint another person in his or her place. Any such appointment and/or removal shall be made by notice in writing served on the Company and shall take effect on the date specified in the notice.
164. The Board, upon recommendations of the nomination and governance committee (or equivalent committee established by the Board), shall propose nominees for election to the office of Director (other than as a Class A Preferred Director) at each annual general meeting.
165. The Directors (other than as a Class A Preferred Director) may be appointed by the members in general meeting, provided that no person other than a Director retiring at the meeting shall, save where recommended by the Board, be eligible for election to the office of Director at any general meeting unless the requirements of Article 172 as to his or her eligibility for that purpose have been complied with.
166. The Directors (other than the Class A Preferred Directors) shall be divided into three classes, designated Class I, Class II and Class III. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Directors in office and each class need not be of equal size or number.
166.1 The term of the initial Class I Directors shall terminate at the conclusion of the Company’s 2024 annual general meeting; the term of the initial Class II Directors shall terminate on the conclusion of the Company’s 2025 annual general meeting; and the term of the initial Class III Directors shall terminate on the conclusion of the Company’s 2026 annual general meeting.
166.2 At each annual general meeting of the Company beginning with the Company’s 2024 annual general meeting, all of the Directors of the class of directors whose term expires on the conclusion of that annual general meeting shall retire from office, unless re-elected, and successors to that class of directors shall be elected for a three-year term.
166.3 The resolution appointing any Director (other than a Class A Preferred Director) must designate the Director as a Class I, Class II or Class III Director.
166.4 Every Director of the class retiring shall be eligible to stand for re-election at an annual general meeting.
166.5 If the number of Directors is changed, any increase or decrease (other than an increase or decrease related to the appointment or removal of a Class A Preferred Director) shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible or as the Chairperson may otherwise direct. In no case will a decrease in the number of Directors shorten the term of any incumbent Director.
166.6 A Director (other than a Class A Preferred Director) shall hold office until the conclusion of the annual general meeting for the year in which his term expires and until he shall be re-elected or his successor shall be elected or appointed and subject, however, to prior death, resignation, retirement, disqualification or removal from office.
166.7 Any vacancy on the Board, including a vacancy that results from an increase in the number of directors or from the death, resignation, retirement, disqualification or removal of a Director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of Preferred Shares (including, in the case of the Class A Preferred Shares, Article 163), any casual vacancy shall only be filled by the decision of a majority of the Board then in office, provided that a quorum is present and provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors. A Class A Preferred Director may only be appointed pursuant to Article 163, and no person may otherwise be appointed or elected to fill a casual vacancy resulting from the death, resignation, retirement, disqualification or removal of a Class A Preferred Director.
166.8 Any Director of such class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any

Director (other than a Class A Preferred Director) elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor or if there is no such remaining term, the Director shall retire, and be eligible to stand for re-election, at the annual general meeting immediately following their appointment at which time, if reelected, the Director shall hold office for a term that shall coincide with the remaining term of that class. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.
167. Each Director (other than a Class A Preferred Director) shall be elected by an ordinary resolution at such meeting, provided that if, as of, or at any time prior to, fourteen days before the filing of the Company’s definitive proxy statement with the SEC relating to such general meeting, the number of Director nominees exceeds the number of Directors to be elected (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors.
For the purposes of this Article, “elected by a plurality” means the election of those director nominees, equalling in number to the number of positions to be filled at the relevant general meeting, that received the highest number of votes.
168. Any nominee for election to the Board who is then serving as a Director and, in an uncontested election (where the number of Director nominees does not exceed the number of Directors to be elected), receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation following certification of the vote. The nomination and governance committee of the Board shall then consider the resignation offer and recommend to the Board whether to accept or reject the resignation, or whether other action should be taken; provided that any Director whose resignation is under consideration shall not participate in the nomination and governance committee’s recommendation regarding whether to accept, reject or take other action with respect to his/her resignation. The Board shall take action on the nomination and governance committee’s recommendation within 90 days following certification of the vote, and promptly thereafter publicly disclose its decision and the reasons therefor.
169. Any Director (other than a Class A Preferred Director) may, from time to time, in accordance with the provisions of Section 165(4) of the Act, appoint any other Director to be an alternate director as respects him or her. Any Class A Preferred Director may, in accordance with the provisions of Section 165(4) of the Act, appoint any other Director or any other person (at his or her absolute discretion) to be an alternate director as respects him or her.
170. The Company may from time to time, by ordinary resolution, increase or reduce the number of Directors provided that any resolution to appoint a Director approved by the members that would result in the maximum number of Directors being exceeded shall be deemed to constitute an ordinary resolution increasing the maximum number of Directors to the number that would be in office following such a resolution of appointment.
171. The Company may by ordinary resolution appoint another person in place of a Director removed from office under section 146 of the Act (other than a Class A Preferred Director) and, without prejudice to the powers of the Directors under Article 166.7, the Company in a general meeting may appoint any person to be a Director (other than a Class A Preferred Director) either to fill a casual vacancy or as an additional Director.
DIRECTORS − MEMBER NOMINATIONS
172. The following are the requirements mentioned in Article 165 for the eligibility of a person (the “person concerned”) for election as a Director at a general meeting, namely, any member entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual general meeting only pursuant to the Company’s notice of such meeting or if written notice of such member’s intent to make such nomination or nominations has been received by the Company Secretary at the Company’s Office not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the member to be timely must be so received not earlier than the 90th day prior to such annual general meeting and not later than the close of business on the later of (i) the 60th day prior to such annual general meeting and (ii) the 10th day following the day on which notice of the date of the annual general meeting was mailed or public disclosure thereof was made by the Company, whichever event in this clause (ii) first occurs. Each such member’s notice shall set forth:

172.1 the name and address of the member who intends to make the nomination and of the person or persons to be nominated;
172.2 a representation that the member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
172.3 a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations;
172.4 the class and number of shares of the Company which are beneficially owned by such member and by any other members known by such member to be supporting such nominees as of the date of such member’s notice;
172.5 whether and the extent to which any hedging, derivative or other transaction is in place or has been entered into within the prior six months preceding the date of delivery of the notice by or for the benefit of the member with respect to the Company or its subsidiaries or any of their respective securities, debt instruments or credit ratings, the effect or intent of which transaction is to give rise to gain or loss as a result of changes in the trading price of such securities or debt instruments or changes in the credit ratings for the Company, its subsidiaries or any of their respective securities or debt instruments (or, more generally, changes in the perceived creditworthiness of the Company or its subsidiaries), or to increase or decrease the voting power of the member, and if so, a summary of the material terms thereof;
172.6 such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC;
172.7 the consent of each nominee to serve as a Director if so elected; and
172.8 for each nominee who is not an incumbent Director:
(a) their name, age, business address and residential address;
(b) their principal occupation or employment;
(c) the class, series and number of securities of the Company that are owned of record or beneficially by such person;
(d) the date or dates the securities were acquired and the investment intent of each acquisition;
(e) any other information relating to such person that is required to be disclosed in proxies for the election of Directors under any applicable securities legislation; and
(f) any information the Company may require any proposed director nominee to furnish such as it may reasonably require to comply with applicable law and to determine the eligibility of such proposed nominee to serve as a Director and whether such proposed nominee would be considered independent as a Director or as a member of the audit or any other committee of the Board under the various rules and standards applicable to the Company.
VACATION OF OFFICE BY DIRECTORS
173. Subject to the provisions of these Articles and in addition to the circumstances described in sections 146, 148(1) and 196(2) of the Act, the office of Director shall be vacated ipso facto, if that Director:
173.1 is restricted or disqualified to act as a Director under the Act; or
173.2 resigns his or her office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or
173.3 save in the case of a Class A Preferred Director, is requested to resign in writing by not less than three quarters of the other Directors.
DIRECTORS’ REMUNERATION AND EXPENSES
174. Subject to Article 177, the remuneration of the Directors shall be such as is determined, from time to time, by the Board and such remuneration shall be deemed to accrue from day to day. The Board may from time to time determine that, subject to the requirements of the Act, all or part of any fees or other remuneration payable to any Director shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.
175. The Directors may also be paid all travelling, hotel and other expenses properly incurred by them: (a) in attending and returning from: (i) meetings of the Directors or any committee; or (ii) general meetings of the Company, or (b) otherwise in connection with the business of the Company.
GENERAL POWER OF MANAGEMENT AND DELEGATION
176. The business of the Company shall be managed by its Directors who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Act, by the Memorandum or by these Articles, required to be exercised by the Company in a general meeting, but subject to:
176.1 any regulations contained in these Articles (including the provisions of Articles 177 and 178);
176.2 the provisions of the Act;
176.3 from and after the Initial Closing Date until all the Class A Preferred Shares are redeemed in full in accordance with the provisions of these Articles, the provisions of Article 177;
176.4 from and after the occurrence of a Springing Rights Event, such directions as are given by a Class A Preferred Majority in accordance with the provisions of Article 178: and
176.5 following the redemption of all the Class A Preferred Shares, such directions, not being inconsistent with the foregoing regulations or provisions, as the Company in a general meeting may (by special resolution) give.
177. From and after the Initial Closing Date until all the Class A Preferred Shares are redeemed in full in accordance with the provisions of these Articles, and notwithstanding anything to the contrary contained in these Articles, the Company shall not (and shall cause its subsidiaries not to), and the Board shall cause the Company (and its subsidiaries) not to, undertake any Structured Voting Rights Matter without the prior written consent of a Class A Preferred Majority.
178. From and after the occurrence of a Springing Rights Event, and notwithstanding anything to the contrary contained in these Articles, until (a) all of the Class A Preferred Shares are redeemed in full in accordance with the provisions of these Articles or (b) if earlier, in the case of a Springing Rights Event occurring under limbs (ii) or (iii) of the definition of “Springing Rights Event”, until the non-compliance by the Company with the relevant obligations referred to therein giving rise to the Springing Rights Event (x) if capable of rectification, is rectified to the satisfaction of a Class A Preferred Majority or (y) is otherwise waived in writing by a Class A Preferred Majority, a Class A Preferred Majority shall be entitled to provide directions to the Directors with respect to each Springing Rights Matter. In addition to the means of service of documents set out in section 51 of the Act, such directions may be served on the Company by a Class A Preferred Majority by email and the Directors shall designate an email address for that purpose, which shall be notified to the Class A Preferred Members, in accordance with the provisions of Articles 223 to 232 for the express purpose of serving directions on the Company. For the avoidance of doubt, a Springing Rights Event may occur under limbs (ii) and (iii) of the definition of “Springing Rights Event” on more than one occasion, in each case giving rise to the rights of a Class A Preferred Majority to provide directions hereunder.
179. No direction given by the Company in a general meeting under Article 176.5 shall invalidate any prior act of the Directors which would have been valid if that direction had not been given.
180. Without prejudice to the generality of Article 176, Article 176 operates to enable, subject to a limitation (if any) arising under any of paragraphs 176.1 to 176.3 of it, the Directors exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof.
181. Without prejudice to section 40 of the Act, the Directors may delegate any of their powers (including any power referred to in these Articles) to such person or persons as they think fit, including committees; any such person or committee shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on it by the Directors.

182. Any reference to a power of the Company required to be exercised by the Company in a general meeting includes a reference to a power of the Company that, but for the power of the members to pass a written resolution to effect the first-mentioned power’s exercise, would be required to be exercised by the Company in a general meeting.
183. The acts of the Board or of any committee established by the Board or any delegee of the Board or any such committee shall be valid notwithstanding any defect which may afterwards be discovered in the appointment or qualification of any Director, committee member or delegee.
184. The Directors may appoint a sole or joint company secretary, an assistant company secretary and a deputy company secretary for such term, at such remuneration and upon such conditions as they may think fit; and any such person so appointed may be removed by them.
OFFICERS AND EXECUTIVES
185. Subject to the provisions of these Articles, including Article 177, the Directors may from time to time appoint one or more of themselves to the office of Chief Executive Officer (by whatever name called including managing director) or such other office or position with the Company and for such period and on such terms as to remuneration, if any (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and, subject to the terms of any agreement entered into in any particular case, may revoke such appointment.
186. Without prejudice to any claim the person so appointed under Article 185 may have for damages for breach of any contract of service between the person and the Company, the person’s appointment shall cease upon his or her ceasing, for any reason, to be a Director.
187. The Board may appoint any person whether or not he or she is a Director, to hold such executive or official position (except that of Auditor) as the Board may from time to time determine. The same person may hold more than one office of executive or official position.
188. The Board shall determine from time to time, the powers and duties of any such office holder or official appointed under Articles 185 and/or Article 187, and subject to the provisions of the Act and these Articles, the Directors may confer upon an office holder or official any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit and in conferring any such powers, the Directors may specify that the conferral is to operate either: (a) so that the powers concerned may be exercised concurrently by them and the relevant office holder; or (b) to the exclusion of their own such powers.
189. The Directors may (a) revoke any conferral of powers under Article 188 or (b) amend any such conferral (whether as to the powers conferred or the terms, conditions or restrictions subject to which the conferral is made). The use or inclusion of the word “officer” (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an “officer” of the Company within the meaning of the Act.
MEETINGS OF DIRECTORS AND COMMITTEES
190.
190.1 The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit.
190.2 The Directors may establish attendance and procedural guidelines from time to time about how their meetings are to be conducted consistent with good corporate governance and applicable tax requirements.
190.3 Such meetings shall take place at such time and place as the Directors may determine.
190.4 Questions arising at any such meeting shall be decided by a majority of votes and where there is an equality of votes, the chairperson of the meeting shall not have a second or casting vote, provided that, from and after the occurrence of a Springing Rights Event until (a) all of the Class A Preferred Shares are redeemed in full in accordance with the provisions of these Articles or (b) if earlier, in the case of a Springing Rights Event occurring under limbs (ii) or (iii) of the definition of “Springing Rights Event”, until the non-compliance by the Company with the relevant obligations referred to therein giving rise to the Springing Rights Event (x) if capable of rectification, is rectified to the satisfaction of a Class A Preferred Majority or (y) is otherwise waived in writing by a Class A Preferred Majority, the Class A Preferred Directors (or either of them) shall, in respect of each Springing Rights Matter, be deemed to have the power to exercise such number of votes as constitute a majority of the votes that may be cast by all the Directors from time to time. For the avoidance of doubt, a Springing Rights Event may occur under limbs (ii) and (iii) of the definition of “Springing Rights Event” on more than one occasion, in each case giving rise to the enhanced voting rights of the Class A Preferred Directors hereunder.
190.5 A Director may, and the Company Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.
191. All Directors shall be entitled to reasonable notice of any meeting of the Directors.
192. Nothing in Article 191 or any other provision of the Act enables a person, other than a Director, to object to the notice given for any meeting of the Directors.
193. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors in office at the time when the meeting is convened, provided that, if any Class A Preferred Director is in office at the time when the meeting is convened, the quorum shall include at least one (1) Class A Preferred Director.
194. The continuing Directors may act notwithstanding any vacancy in their number, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment and apportion the Directors among the classes so as to maintain the number of Directors in each class as equal as possible.
CHAIRPERSON
195. The Directors may elect a Chairperson and determine the period for which he or she is to hold office, but if no such Chairperson is elected, or, if at any meeting the Chairperson is not present after the time appointed for holding it, the Directors present may choose one of their members to be chairperson of a Board meeting. The Chairperson shall vacate office if he or she vacates his or her office as a Director (otherwise than by the expiration of his or her term of office at a general meeting of the Company at which he or she is re-appointed).
COMMITTEES
196. Subject to the other provisions of these Articles, including Article 177, the Directors may establish one or more committees consisting in whole or in part of members of the Board. Subject to Article 177, the composition, function, power and obligations of any such committee will be determined by the Board from time to time, provided that, if a Class A Preferred Director so requests, at least one (1) Class A Preferred Director shall be entitled to serve on any committee so established.
197. A committee established under Article 196 (a “committee”) may elect a chairperson of its meetings; if no such chairperson is elected, or if at any meeting the chairperson is not present after the time appointed for holding it, the members of the committee present may choose one of their number to be chairperson of the meeting.
198. A committee may meet and adjourn as it thinks proper. Committee meetings shall take place at such time and place as the relevant committee may determine. Questions arising at any meeting of a committee shall be determined (subject to Article 196) by a majority of votes of the members of the committee present, and where there is an equality of votes, the chairperson of the committee shall not have a second or casting vote.
199. Where any committee is established by the Directors:
199.1 the meetings and proceedings of such committee shall be governed by the provisions of these Articles regulating the meetings and proceedings of the Directors so far as the same are applicable and are not superseded by any regulations imposed upon such committee by the Directors; and
199.2 the Directors may authorise, or may authorise such committee to authorise, any person who is not a Director to attend all or any meetings of any such committee on such terms as the Directors or the committee think fit, provided that any such person shall not be entitled to vote at meetings of the committee.

WRITTEN RESOLUTIONS AND TELEPHONIC MEETINGS OF THE DIRECTORS
200. The following provision shall apply:
200.1 A resolution in writing signed by all the Directors, or by all the Directors being members of a committee referred to in Article 196, and who are for the time being entitled to receive notice of a meeting of the Directors or, as the case may be, of such a committee, shall be as valid as if it had been passed at a meeting of the Directors or such a committee duly convened and held.
200.2 A resolution in writing shall be deemed to have been signed by a Director where the Chairperson, Company Secretary or other person designated by the Board has received an email from that Director’s Certified Email Address which identifies the resolution and states, unconditionally, “I hereby sign the resolution”.
200.3 A Director’s Certified Email Address is such email address as the Director has, from time to time, notified to such person and in such manner as may from time to time be prescribed by the Board.
200.4 The Company shall cause a copy of every email referred to in Article 200.2 to be entered in the books kept pursuant to section 166 of the Act.
201. Subject to Article 202, where one or more of the Directors (other than a majority of them) would not, by reason of:
201.1 the Act or any other enactment;
201.2 these Articles; or
201.3 an applicable rule of law or an Exchange,
be permitted to vote on a resolution such as is referred to in Article 200, if it were sought to pass the resolution at a meeting of the Directors duly convened and held, then such a resolution, notwithstanding anything in Article 200.1, shall be valid for the purposes of that subsection if the resolution is signed by those of the Directors who would have been permitted to vote on it had it been sought to pass it at such a meeting.
202. In a case falling within Article 201, the resolution shall state the name of each Director who did not sign it and the basis on which he or she did not sign it.
203. For the avoidance of doubt, nothing in Articles 200 to 202 dealing with a resolution that is signed by other than all of the Directors shall be read as making available, in the case of an equality of votes, a second or casting vote to the one of their number who would, or might have been, if a meeting had been held to transact the business concerned, chairperson of that meeting.
204. The resolution referred to in Article 200 may consist of several documents in like form each signed by one or more Directors and for all purposes shall take effect from the time that it is signed by the last Director.
205. A meeting of the Directors or of a committee referred to in Article 196 may consist of a conference between some or all of the Directors or, as the case may be, members of the committee who are not all in one place, but each of whom is able (directly or by means of telephonic, video or other electronic communication) to speak to each of the others and to be heard by each of the others and:
205.1 a Director or as the case may be a member of the committee taking part in such a conference shall be deemed to be present in person at the meeting and shall be entitled to vote (subject to Article 201) and be counted in a quorum accordingly; and
205.2 such a meeting shall be deemed to take place:
(a) where the largest group of those Directors participating in the conference is assembled;
(b) if there is no such group, where the chairperson of the meeting then is; or
(c) if neither subparagraph (a) or (b) applies, in such location as the meeting itself decides.
DIRECTORS’ DUTIES, CONFLICTS OF INTEREST, ETC.
206. A Director may have regard to the interests of any other companies in a group of which the Company is a member to the full extent permitted by the Act.

207. A Director is expressly permitted (for the purposes of section 228(1)(d) of the Act) to use vehicles, telephones, computers, aircraft, accommodation and any other Company property where such use is approved by the Board or by a person so authorised by the Board or where such use is in accordance with a Director’s terms of employment, letter of appointment or other contract or in the course of the discharge of the Director’s duties or responsibilities or in the course of the discharge of a Director’s employment.
208. Nothing in section 228(1)(e) of the Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board before entering into any such commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Act.
209. It shall be the duty of a Director who is in any way, whether directly or indirectly, interested (within the meaning of section 231 of the Act) in a contract or proposed contract with the Company, to declare the nature of his or her interest at a meeting of the Directors.
210. Subject to any applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange, a Director may attend and participate at Board meetings, be counted in the quorum and vote in respect of any contract, appointment or arrangement in which he or she is interested (including his or her own appointment as a director of the Company or to any other office or place of profit under the Company, and the terms of it), and each Director is hereby released from his or her duty set out in section 228(1)(f) of the Act to avoid a conflict between the Director’s duties to the Company and the Director’s other interests (including personal interests) in respect of any such contract, appointment or arrangement.
211. For the purposes of section 228(1)(f) of the Act, the Board may release any Director from his or her duty to avoid a conflict between that Director’s duties to the Company and that Director’s other interests (including personal interests) in connection with any matter brought to the attention of the Board which would or might otherwise constitute or give rise to a conflict between that Director’s duties to the Company and that Director’s other interests (including personal interests). Release of any Director under this Article 211 shall be effective only if the matter is considered at a meeting of the Board at which the quorum is met without counting the Director in question and the matter is agreed to without that Director voting or would have been agreed to if the vote of that Director had not been counted.
212. Without prejudice to the provisions of Article 211, for the purposes of section 228(1)(f) of the Act, each Class A Preferred Director is hereby generally and unconditionally released from his or her duty to avoid a conflict between that Class A Preferred Director’s duties to the Company and that Class A Preferred Director’s other interests (including personal interests) to the extent any situation or matter constitutes a “Permitted Conflict”. A Class A Preferred Director who is subject to a Permitted Conflict may attend and participate at Board meetings, be counted in the quorum and vote on any decision concerning such situation. A “Permitted Conflict” is a situation or matter where, or in respect of which, a Class A Preferred Director has, or may have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the Company arising from (i) that Class A Preferred Director's relationship(s) (as described in Article 213.1) with any Class A Preferred Member who appointed him or her as a director of the Company and/or (ii) the exercise by a Class A Preferred Majority of any rights under these Articles (including the provisions of Articles 177 and 178), the Securities Purchase Agreement or otherwise, howsoever arising. For the purposes of this Article 212, any reference to a “Class A Preferred Member” shall be deemed to include a reference to any unitholder, shareholder, general partner, limited partner, managing member, manager, investment adviser, adviser, director, officer, employee, custodian, trustee, nominee or consultant, in, of, or to, (or other person who or which is involved or interested, whether directly or indirectly, in any capacity or role whatsoever with) a (i) Class A Preferred Member, (ii) any of that Class A Preferred Member's Affiliates or (iii) any manager, investment adviser or other adviser to such Class A Preferred Member or any of its Affiliates (or any Affiliate of any such person).
213. Without prejudice to the provisions of Articles 211 and 212, a Class A Preferred Director may:
213.1 from time to time, but without limitation, be a unitholder, shareholder, general partner, limited partner, managing member, manager, investment adviser, adviser, director, officer, employee, custodian, trustee, nominee or consultant, in, of, or to, (or otherwise, be involved or interested, whether directly or indirectly, in any capacity or role whatsoever with) a (i) Class A Preferred Member, (ii) any of that Class A Preferred Member's Affiliates, (iii) any manager, investment adviser or other adviser to such Class A Preferred Member or any of its Affiliates (or any Affiliate of any such person); and

213.2 if he or she obtains information or opportunities (other than through his or her office as a Class A Preferred Director) that are confidential to any third party (including any of the persons listed in Article 213.1), or in respect of which he or she owes a duty of confidentiality or a fiduciary duty to any third party (including any of the persons listed in Article 213.1), or the disclosure of which would amount to a breach of applicable law or regulation, choose, at his or her absolute discretion, not to disclose it to the Company or to use it in relation to the Company’s affairs, and for the purposes of section 228(1)(f) of the Act, each Class A Preferred Director is hereby generally and unconditionally released from his or her duty to avoid a conflict between that Class A Preferred Director’s duties to the Company and that Class A Preferred Director’s other interests (including personal interests) in respect of the matters so permitted by this Article 213.
214. The Directors may exercise the voting powers conferred by the shares of any other company held or owned by the Company in such manner in all respects as they think fit and, in particular, they may exercise the voting powers in favour of any resolution: (a) appointing the Directors or any of them as directors or officers of such other company; or (b) providing for the payment of remuneration or pensions to the directors or officers of such other company.
215. Subject to any applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange, any Director may vote in favour of the exercise of such voting rights notwithstanding that he or she may be or may be about to become a director or officer of the other company referred to in Article 214 and as such or in any other way is or may be interested in the exercise of such voting rights in the foregoing manner.
216. A Director may hold any other office or place of profit under the Company (other than Auditor) in conjunction with his or her office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.
217. Without prejudice to the provisions of section 228 of the Act, a Director may be or become a director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as a shareholder, member or otherwise.
218. A Director may act by himself or herself, or his or her firm, in a professional capacity for the Company, and any Director, in such a case, or his or her firm, shall be entitled to remuneration for professional services as if he or she were not a Director, but nothing in this Article authorises a Director, or his or her firm, to act as Auditor.
219. No Director shall by reason of his or her office as a director of the Company (or the fiduciary relationship established by holding that office) be:
219.1 disqualified from contracting with the Company with regard to any situation or matter authorised or permitted under Articles 207, 208, 210, 211, 212, 213, 216, 217 and/or 218; or
219.2 accountable to the Company for any remuneration, profit or other benefit resulting from any situation or matter authorised or permitted under Articles 207, 208, 210, 211, 212, 213, 216, 217 and/or 218,
and no contract, transaction or arrangement entered into by, or on behalf of the Company shall be liable to be avoided on the grounds of any Director having an interest authorised or permitted by any of such Articles.
THE COMMON SEAL, OFFICIAL SEAL AND SECURITIES SEAL
220. Any seal of the Company shall be used only by the authority of the Directors, a committee authorised by the Directors to exercise such authority or by any one or more persons severally or jointly so authorised by the Directors or such a committee, and the use of the seal shall be deemed to be authorised for these purposes where the matter or transaction pursuant to which the seal is to be used has been so authorised.
221. Any instrument to which a Company’s seal shall be affixed shall be signed by any one of the following:
221.1 a Director;
221.2 the Company Secretary; or
221.3 any other person authorised to sign by (i) the Directors or (ii) a committee, and the countersignature of a second such person shall not be required.

222. The Company may have one or more duplicate common seals or official seals for use in different locations including for use abroad.
SERVICE OF NOTICES ON MEMBERS
223. A notice required or authorised to be served on or given to a member of the Company pursuant to a provision of the Act or these Articles shall, save where the means of serving or giving it specified in Article 223.4 is used, be in writing and may be served on or given to the member in one of the following ways:
223.1 by delivering it to the member;
223.2 by leaving it at the registered address of the member;
223.3 by sending it by post in a prepaid letter to the registered address of the member; or
223.4 subject to Article 228, by electronic mail or other means of electronic communication approved by the Directors to the contact details notified to the Company by any such member for such purpose (or if not so notified, then to the contact details of the member last known to the Company). A notice or document may be sent by electronic means to the fullest extent permitted by the Act.
224. Without prejudice or limitation to the foregoing provisions of Article 223.1 to 223.4, for the purposes of these Articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.
225. Any notice served or given in accordance with Article 223 shall be deemed, in the absence of any agreement to the contrary between the Company (or, as the case may be, the officer of it) and the member, to have been served or given:
225.1 in the case of its being delivered, at the time of delivery (or, if delivery is refused, when tendered);
225.2 in the case of its being left, at the time that it is left;
225.3 in the case of its being posted on any day other than a Friday, Saturday or Sunday, 24 hours after despatch and in the case of its being posted:
(a) on a Friday — 72 hours after despatch; or
(b) on a Saturday or Sunday — 48 hours after despatch;
225.4 in the case of electronic means being used in relation to it, twelve hours after despatch, but this Article is without prejudice to section 181(3) of the Act.
226. Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to Article 223.4, if sent to the address notified to the Company by the member for such purpose notwithstanding that the Company may have notice of the death, his or her being of unsound mind, bankruptcy, liquidation or disability of such member.
227. Notwithstanding anything contained in these Articles to the contrary, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.
228. Any requirement in these Articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s annual report, statutory financial statements and the Directors’ and Auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him or her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such member. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with him or her in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company. Notwithstanding anything to the contrary in this Article 228, no such consent shall be necessary, and to the extent it is necessary, such consent shall be deemed to have been given, if electronic communications are permitted to be used under the rules and regulations of any Exchange on which the shares in the capital of the Company or other securities of the Company are listed or under the rules of the SEC.
229. If at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all members entitled thereto at noon (Ireland time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.
230. Notice shall be given by the Company to the joint holders of a share in the capital of the Company by giving the notice to both such holders whose names stand in the Register in respect of the share.
231.
231.1 Every person who becomes entitled to a share in the capital of the Company shall, before his or her name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he or she derives his or her title.
231.2 A notice may be given by the Company to the persons entitled to a share in the capital of the Company in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.
232. The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.
SERVICE OF NOTICES ON THE COMPANY
233. In addition to the means of service of documents set out in section 51 of the Act, a notice or other document may be served on the Company by an officer of the Company by email provided, however, that the Directors have designated an email address for that purpose and notified that email address to its officers for the express purpose of serving notices on the Company.
SENDING STATUTORY FINANCIAL STATEMENTS TO MEMBERS
234. The Company may send by post, electronic mail or any other means of electronic communication:
234.1 the Company’s statutory financial statements;
234.2 the directors’ report; and
234.3 the statutory auditors’ report,
and copies of those documents shall also be treated, for the purposes of the Act, as sent to a person where:
(a) the Company and that person have agreed to his or her having access to the documents on a website (instead of their being sent to him or her);
(b) the documents are documents to which that agreement applies; and
(c) that person is notified, in a manner for the time being agreed for the purpose between him or her and the Company, of:
(i) the publication of the documents on a website;
(ii) the address of that website; and
(iii) the place on that website where the documents may be accessed, and how they may be accessed.

234.4 Documents treated in accordance with Article 234 as sent to any person are to be treated as sent to him or her not less than 21 days before the date of a meeting if, and only if:
(a) the documents are published on the website throughout a period beginning at least 21 days before the date of the meeting and ending with the conclusion of the meeting; and
(b) the notification given for the purposes of Article 234.3(c) is given not less than 21 days before the date of the meeting.
235. Any obligation by virtue of section 339(1) or (2) of the Act to furnish a person with a document may, unless these Articles provide otherwise, be complied with by using electronic communications for sending that document to such address as may for the time being be notified to the Company by that person for that purpose.
ACCOUNTING RECORDS
236. The Directors shall, in accordance with Chapter 2 of Part 6 of the Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:
236.1 correctly record and explain the transactions of the Company;
236.2 will at any time enable the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;
236.3 will enable the Directors to ensure that any financial statements of the Company, required to be prepared under sections 290 or 293 of the Act, comply with the requirements of the Act; and
236.4 will enable those financial statements of the Company to be readily and properly audited.
237. The accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Adequate accounting records shall be deemed to have been maintained if they comply with the provisions of Chapter 2 of Part 6 of the Act and explain the Company's transactions and facilitate the preparation of financial statements that give a true and fair view of the assets, liabilities, financial position and profit or loss of the Company and, if relevant, the Group and include any information and returns referred to in section 283(2) of the Act.
238. The accounting records shall be kept at the Office or, subject to the provisions of the Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.
239. The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounting records of the Company shall be open to the inspection of members, not being Directors. No member (not being a Director) shall have any right of inspecting any financial statement or accounting record of the Company except (i) as conferred by the Act (ii) as authorised by the Directors (iii) as agreed between the Company and a member in a contract or agreement or (iv) as authorised by the Company in a general meeting.
240. In accordance with the provisions of the Act, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such statutory financial statements of the Company and reports as are required by the Act to be prepared and laid before such meeting.
241. A copy of every statutory financial statement of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report, or summary financial statements prepared in accordance with section 1119 of the Act, shall be sent, by post, electronic mail or any other means of electronic communications, not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Act to receive them; provided that where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company. The Company may, in addition to sending one or more copies of its statutory financial statements, summary financial statements or other communications to its members, send one or more copies to any Approved Nominee. For the purposes of this Article, sending by electronic communications includes the making available or displaying on the Company’s website (or a website designated by the Board) or the website of the SEC, and each member is deemed to have irrevocably consented to receipt of every statutory financial statement of the Company (including every document required by law to be annexed thereto) and every copy of the Directors’ report and the Auditors’ report and every copy of any summary financial statements prepared in accordance with section 1119 of the Act, by any such document being made so available or displayed.
242. Auditors shall be appointed and their duties regulated in accordance with the Act.
WINDING UP
243. Subject to the provisions of the Act as to preferential payments, the property of the Company on its winding up shall be distributed among the members according to their rights and interests in the Company, including, in the case of the Class A Preferred Members, in accordance with their priority liquidation preference rights set out in Article 15.
244. Unless the conditions of issue of the shares in question provide otherwise, dividends declared by the Company more than six years preceding the commencement date of a winding up of the Company, being dividends which have not been claimed within that period of six years, shall not be a claim admissible to proof against the Company for the purposes of the winding up.
245. If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the nominal value of the share capital paid-up or credited as paid-up at the commencement of the winding up on the shares in the capital of the Company held by them respectively. If in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the nominal value of the share capital paid-up or credited as paid-up at the commencement of the winding up on the said shares held by them respectively; provided, however, that this Article shall be subject to any specific rights attaching to any class of share capital, including, in the case of the Class A Preferred Shares, the priority liquidation preference rights of the Class A Preferred Members set out in Article 15.
245.1 In case of a sale by the liquidator under section 601 of the Act, the liquidator may by the contract of sale agree so as to bind all the members, for the allotment to the members directly, of the proceeds of sale in proportion to their respective interests in the Company and may further, by the contract, limit a time at the expiration of which obligations or shares in the capital of the Company not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.
245.2 The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.
246. If the Company is wound up, the liquidator, with the sanction of a special resolution and any other sanction required by the Act, may divide amongst the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no member shall be compelled to accept any assets upon which there is a liability.
BUSINESS TRANSACTIONS
247. In addition to any affirmative vote or consent required by law or these Articles, and except as otherwise expressly provided in Article 248, a Business Transaction (as defined in Article 249.3) with, or proposed by or on behalf of, any Interested Person (as defined in Article 249.6) or any Affiliate (as defined in Article 249.1) of any Interested Person or any person who thereafter would be an Affiliate of such Interested Person shall require approval by the affirmative vote of members of the Company holding not less than two-thirds (2/3) of the paid up ordinary share capital of the Company, excluding the voting rights attached to any shares beneficially owned by such Interested Person. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any Exchange or otherwise.

248. The provisions of Article 247 shall not be applicable to any particular Business Transaction, and such Business Transaction shall require only such affirmative vote, if any, as is required by law or by any other provision of these Articles, or any agreement with any Exchange, if (i) the Business Transaction shall have been approved by a majority of the Board prior to such Interested Person first becoming an Interested Person; (ii) prior to such Interested Person first becoming an Interested Person, a majority of the Board shall have approved such Interested Person becoming an Interested Person and, subsequently, a majority of the Independent Directors (as hereinafter defined) shall have approved the Business Transaction; or (iii) from and after the Initial Closing Date until all the Class A Preferred Shares are redeemed in full in accordance with the provisions of these Articles, a Class A Preferred Majority shall have approved the Business Transaction.
249. The following definitions shall apply with respect to Articles 247 to 251:
249.1 The term “Affiliate”, with respect to any specified person, shall mean any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person, and “control” includes the power to, directly or indirectly (i) to exercise, or direct the exercise of, more than one half of the shareholders' or members' voting rights in another person or (ii) control of that other person's business and affairs.
249.2 A person shall be a “beneficial owner” of any shares of the Company (a) which such person or any of its Affiliates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time or the occurrence of one or more events), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the beneficial owner of any security if the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent solicitation made pursuant to and in accordance with the Act; or (c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of the Company (except to the extent permitted by the proviso of clause (b)(ii) above). For the purposes of determining whether a person is an Interested Person pursuant to Article 249.6, the number of shares of the Company deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Article 249.2, but shall not include any other shares of the Company that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
249.3 The term “Business Transaction” shall mean any of the following transactions when entered into by the Company or a subsidiary of the Company with, or upon a proposal by or on behalf of, any Interested Person or any Affiliate of any Interested Person:
(a) any merger or consolidation of the Company or any subsidiary with (i) any Interested Person, or (ii) any other body corporate which is, or after such merger or consolidation would be, an Affiliate of an Interested Person;
(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a member of the Company, to or with the Interested Person of assets of the Company (other than shares of the Company or of any subsidiary of the Company which assets have an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the issued share capital of the Company);
(c) any transaction that results in the issuance of shares or the transfer of treasury shares by the Company or by any subsidiary of the Company of any shares of the Company or any shares of such subsidiary to the Interested Person, except (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Company or any such subsidiary which securities were outstanding prior to the time that the Interested Person became such, (ii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of the Company subsequent to the time the Interested Person became such, (iii) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares, (iv) any issuance of shares or transfer of treasury shares of the Company by the Company, provided, however, that in the case of each of the clauses (ii) through (iv) above there shall be no increase of more than one percent (1%) in the Interested Person’s proportionate share in the shares of the Company of any class or series or (v) pursuant to a public offering or private placement by the Company to an Institutional Investor;
(d) any reclassification of securities, recapitalization or other transaction involving the Company or any subsidiary of the Company which has the effect, directly or indirectly, of (i) increasing the proportionate amount of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the Interested Person, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares not caused, directly or indirectly, by the Interested Person or (ii) increasing the voting power, whether or not then exercisable, of an Interested Person in any class or series of shares of the Company or any subsidiary of the Company;
(e) the adoption of any plan or proposal by or on behalf of an Interested Person for the liquidation, dissolution or winding-up of the Company; or
(f) any receipt by the Interested Person of the benefit, directly or indirectly (except proportionately as a member of the Company), of any loans, advances, guarantees, pledges, tax benefits or other financial benefits (other than those expressly permitted in subparagraphs (a) through (e) above) provided by or through the Company or any subsidiary thereof.
249.4 The term “Independent Directors” shall mean the members of the Board who are not Affiliates or representatives of, or associated with, an Interested Person and who were either Directors prior to any person becoming an Interested Person or were recommended for election or elected to succeed such directors by a vote which includes the affirmative vote of a majority of the Independent Directors.
249.5 The term “Institutional Investor” shall mean a person that (a) has acquired, or will acquire, all of its shares in the Company in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to rule 13d-3(b) under the Exchange Act, and (b) is a registered broker dealer; a bank as defined in section 3(a)(6) of the Exchange Act; an insurance company as defined in, or an investment company registered under, the Investment Company Act of 1940 of the United States; an investment advisor registered under the Investment Advisors Act of 1940 of the United States; an employee benefit plan or pension fund subject to the Employee Retirement Income Security Act of 1974 of the United States or an endowment fund; a parent holding company, provided that the aggregate amount held directly by the parent and directly and indirectly by its subsidiaries which are not persons specified in the foregoing subclauses of this clause (b) does not exceed one percent (1%) of the securities of the subject class; or a group, provided that all the members are persons specified in the foregoing subclauses of this clause (b).
249.6 The term “Interested Person” shall mean any person (other than the Company, any subsidiary, any profit-sharing, employee share ownership or other employee benefit plan of the Company or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of shares of the Company representing ten percent (10%) or more of the votes entitled to be cast by the holders of all the paid up share capital of the Company; (b) has stated in a filing with any governmental agency or press release or otherwise publicly disclosed a plan or intention to become or consider becoming the beneficial owner of shares of the Company representing ten percent (10%) or more of the votes entitled to be cast by the holders of all paid up share capital of the Company and has not expressly abandoned such plan, intention or consideration more than two years prior to the date in question; or (c) is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner of shares representing ten percent (10%) or more of the votes entitled to be cast by holders of all the paid up share capital of the Company.
249.7 The term “person” shall mean any individual, body corporate, partnership, unincorporated association, trust or other entity.
249.8 The term “subsidiary” has the meaning ascribed to it in section 7 of the Act.
250. A majority of the Independent Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, for the purposes of (i) Articles 247 and 248, all questions arising under Articles 247 and 248 including, without limitation (a) whether a person is an Interested Person, (b) the number of shares of the Company or other securities beneficially owned by any person; and (c) whether a person is an Affiliate of another; and (ii) these Articles, the question of whether a person is an Interested Person. Any such determination made in good faith shall be binding and conclusive on all parties.
251. Nothing contained in Articles 247 to 250 shall be construed to relieve any Interested Person from any fiduciary obligation imposed by law.
SHAREHOLDER RIGHTS PLAN
252. Subject to applicable law and the provisions of these Articles, including Article 177, the Directors are hereby expressly authorised to adopt any shareholder rights plan (a “Rights Plan”), upon such terms and conditions as the Directors deem expedient and in the best interests of the Company, including, without limitation, where the Directors are of the opinion that a Rights Plan could grant them additional time to gather relevant information or pursue strategies in response to or anticipation of, or could prevent, a potential change of control of the Company or accumulation of shares in the Company or interests therein.
253. Subject to applicable law and the provisions of these Articles, including Article 177, the Directors may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for Ordinary Shares or Preferred Shares (“Rights”) in accordance with the terms of a Rights Plan.
254. Subject to applicable law and the provisions of these Articles, including Article 177, for the purposes of effecting an exchange of Rights for Ordinary Shares or Preferred Shares (an “Exchange”), the Directors may:
254.1 resolve to capitalise an amount standing to the credit of the reserves of the Company (including, but not limited to, the share premium account, capital redemption reserve, any un-denominated capital and profit and loss account), whether or not available for distribution, being an amount equal to the nominal value of the ordinary shares or preferred shares which are to be exchanged for the Rights; and
254.2 apply that sum in paying up in full ordinary shares or preferred shares and allot such shares, credited as fully paid, to those holders of Rights who are entitled to them under an Exchange effected pursuant to the terms of a Rights Plan.
255. The duties of the Directors to the Company under applicable law, including, but not limited to, the Act and common law, are hereby deemed amended and modified such that the adoption of a Rights Plan and any actions taken thereunder by the Directors (if so approved by the Directors) shall be deemed to constitute an action in the best interests of the Company in all circumstances, and any such action shall be deemed to be immediately confirmed, approved and ratified.
UNTRACED MEMBERS
256. The Company shall be entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if and provided that:
256.1 for a period of twelve years no cheque or warrant sent by the Company through the post in a pre-paid letter addressed to the member or to the person entitled by transmission to the share at his address on the Register or at the last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission (provided that during such twelve year period at least three dividends shall have become payable in respect of such share);
256.2 at the expiration of the said period of twelve years by advertisement in a national daily newspaper published in Ireland and in a newspaper circulating in the area in which the address referred to in Article 256.1 is located the Company has given notice of its intention to sell such share;
256.3 during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale the Company has not received any communication from the member or person entitled by transmission; and
256.4 the Company has first given notice in writing to the appropriate sections of the Exchanges of its intention to sell such shares.

257. Where a share, which is to be sold as provided in Article 256, is held in uncertificated form, the Directors may authorise any person to do all that is necessary to change such share into certificated form prior to its sale.
258. To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the member or the person entitled by the transmission to such share. The transferee shall be entered in the Register as the member of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.
259. The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Moneys carried to such separate account may be either employed in the business of the Company or held as cash or cash equivalents, or invested in such investments as the Directors may think fit, from time to time.
DESTRUCTION OF RECORDS
260. The Company shall be entitled to destroy all instruments of transfer which have been registered at any time after the expiration of six years from the date of registration thereof, all notifications of change of name or change of address however received at any time after the expiration of two years from the date of recording thereof and all share certificates and dividend mandates which have been cancelled or ceased to have effect at any time after the expiration of one year from the date of such cancellation or cessation. It shall be presumed conclusively in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made and every instrument duly and properly registered and every share certificate so destroyed was a valid and effective document duly and properly cancelled and every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that:
260.1 the provision aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;
260.2 nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Article; and
260.3 references herein to the destruction of any document include references to the disposal thereof in any manner.
INDEMNIFICATION
261.
261.1 Subject to the provisions of and so far as may be permitted by the Act, each person who is or was a Director, officer or employee of the Company, and each person who is or was serving at the request of the Company as a director, officer or employee of another company, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company (including the heirs, executors, administrators and estate of such person) shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, including any liability incurred by him or her in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him or her as a director, officer or employee of the Company or such other company, partnership, joint venture, trust or other enterprise, and in which judgment is given in his or her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him or her by the court.
261.2 In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify, to the fullest extent permitted by the Act, each person indicated in Article 261.1 against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company unless and only to the extent that the courts of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.
261.3 As far as permissible under the Act, expenses, including attorneys' fees, incurred in defending any action, suit or proceeding referred to in this Article shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of a written affirmation by or on behalf of the Director, officer, employee or other indemnitee of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking to repay such amount if it shall ultimately be determined that such Director, officer or employee or other indemnitee is not entitled to be indemnified by the Company as authorised by these Articles.
261.4 It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive of: (a) any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, these Articles, any agreement, any insurance purchased by the Company, any vote of members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) any amendments or replacements of the Act which permit for greater indemnification of the persons specified in this Article and any such amendment or replacement of the Act shall hereby be incorporated into these Articles. As used in this Article 261.4, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or any predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director, officer or employee and shall inure to the benefit of the heirs, executors, and administrators of such Directors, officers, employees or other indemnitees.
261.5 The Directors shall have power to purchase and maintain for any Director, the Company Secretary or other officers or employees of the Company insurance against any such liability as referred to in section 235 of the Act.
261.6 The Company may additionally indemnify any agent of the Company or any director, officer, employee or agent of any of its subsidiaries to the fullest extent provided by law, and purchase and maintain insurance for any such person as appropriate.
262. Subject to the provisions of the Act and so far as may be permitted by the Act, no person shall be personally liable to the Company or its members for monetary damages for breach of fiduciary duty as a Director, provided, however, that the foregoing shall not eliminate or limit the liability of a Director:
262.1 for any breach of the Director’s duty of loyalty or duty of care to the Company or its members;
262.2 for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or
262.3 for any transaction from which the Director derived an improper personal benefit.
If any applicable law or the relevant code, rules and regulations applicable to the listing of the Company’s shares on any Exchange is amended hereafter to authorise corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director shall be eliminated or limited to the fullest extent permitted by the relevant law, as so amended. Any amendment, repeal or modification of this Article 262 shall not adversely affect any right or protection of a Director existing hereunder with respect to any act or omission occurring prior to such amendment, repeal or modification.
GOVERNING LAW AND JURISDICTION
263. This constitution and any dispute or claim arising out of or in connection with it or its subject matter, formation, existence, negotiation, validity, termination or enforceability (including non-contractual obligations, disputes or claims) will be governed by and construed in accordance with the laws of Ireland.
264. Subject to Article 265, the courts of Ireland are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this constitution and, for such purposes, the Company and each shareholder irrevocably submit to the exclusive jurisdiction of such courts. Any proceeding, suit or action arising out of or in connection with this Constitution (the “Proceedings”) will therefore be brought in the courts of Ireland. Each shareholder irrevocably waives any objection to Proceedings in the courts referred to in this Article on the grounds of venue or on the grounds of forum non conveniens.
265. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Exchange Act or the Securities Act of 1933 of the United States. Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to this provision.

SCHEDULE 1

STRUCTURED VOTING RIGHTS MATTERS
For the purposes of Article 177, Structured Voting Rights Matters shall mean:
1. the declaration, making or payment of any dividends, distributions or other payments to Shareholders, including repurchases, buy-backs and redemptions of shares, other than (i) dividends or distributions by wholly owned subsidiaries of the Company to the Company or other wholly owned subsidiaries of the Company, (ii) dividends or redemption payments to Class A Preferred Members in compliance with these Articles, including pursuant to an Early Company Call Option Notice and/or (iii) payments to Shareholders in accordance with arms' length agreements entered into in the ordinary course of business;
2. the issue or authorisation of the issuance of (i) any new or additional Class A Preferred Shares (save as provided for in the Securities Purchase Agreement or to give effect to a Class A Preferred PIK Distribution), (ii) any other shares in the capital of the Company having rights, preferences or privileges that are senior to or pari passu with the Class A Preferred Shares (including with respect to distributions, liquidation, insolvency, dissolution, redemption and subordination to indebtedness) or (iii) any option, warrant or other security or instrument conferring rights to subscribe for or convert into Class A Preferred Shares or other shares as described in (i) or (ii), as aforesaid;
3. the entry into any agreement containing any provision that would create, or permit to exist or become effective, any restriction on the ability of the Company or any other member of the Group to pay dividends or make other distributions to their equity holders, or redeem the Class A Preferred Shares in accordance with the terms set out in these Articles;
4. the incurrence of any indebtedness by the Company or any other member of the Group other than Permitted Indebtedness, or the guarantee by the Company or any other member of the Group of the indebtedness of another person other than Permitted Indebtedness, or the granting by the Company or any other member of the Group of any mortgage, lien, pledge, charge, security interest or encumbrance in respect of the property or assets of the Company or any other member of the Group, other than to secure the repayment of Permitted Indebtedness;
5. the entry into, any cancellation or termination of (except for an expiration that occurs in accordance with the terms of such agreement), amendment to, modification of, variance of (including by changing orders), impairment of, assignment of, replacement of, refinancing of, or waiver of timely compliance with, any Material Contract (or the giving of consent to any of the foregoing);
6. the sale, transfer, lease or other disposal of any of the assets of the Company or any other member of the Group having a value, individually or in the aggregate, in excess of US$5,000,000, other than and excluding for such purpose sales of products or services in the ordinary course of business;
7. the liquidation, dissolution, winding-up or termination of the Company or any other member of the Group;
8. the undertaking, implementation or recommendation of a Change of Control Transaction, provided that the consent of the Class A Preferred Majority shall not be required where such Change of Control Transaction results in the receipt by all Class A Preferred Members of the applicable Class A Preferred Share Return;
9. the hiring, termination or modification of any material terms of any employment agreement of any of the Company's (i) Chief Executive Officer, (ii) Chief Financial Officer, (iii) Chief Technology Officer, (iv) Company Secretary, (v) Vice President of Operations or (vi) Director of Sales;
10. the adoption or implementation of (i) a corporate budget (or any amendment or modification thereof) applicable to the Company and the other members of the Group for selling, general and administrative (“SG&A”) and discretionary expenses (the “Operating Budget”) or (ii) a corporate budget (or any amendment or modification thereof) applicable to the Company and the other members of the Group for capital expenditures, investments and acquisitions (the “Capex Budget”);
11. (i) before 1 December 2024, the incurrence or payment of any SG&A or discretionary expenses or the incurrence, payment or making of any capital expenditures, investments, and acquisitions in excess of the applicable amounts set forth in the Approved Budget (as defined in the Securities Purchase Agreement), provided, however, if the Company has raised at least US$15,000,000 from the issue of Ordinary Shares sufficient to cover such variances, it may incur or pay additional SG&A or discretionary expenses or it may incur, pay or make additional capital expenditures, investments and acquisitions, in aggregate, up to a total amount not exceeding 10% of the applicable amounts set forth in the Approved Budget; (ii) on, or after 1 December 2024, provided that the Company has repaid the IP Loan in full, the incurrence or payment, in aggregate, of additional SG&A or discretionary expenses in excess of 10% of the total amount set forth in the Operating Budget for the relevant year; and (iii) on, or after 1 December 2024, the incurrence, payment or making, in aggregate, of additional capital expenditures, investments, and acquisitions in excess of 10% of the total amount set forth in the Capex Budget for the relevant year, and provided that, so long as the Operating Budget and Capex Budget are consistent with the Company’s business plan, the consent of the Class A Preferred Majority shall not be unreasonably withheld, conditioned or delayed;
12. the making of capital or other expenditures, of a value, individually or in the aggregate, in excess of US$2,500,000 other than in accordance with the Operating Budget or Capex Budget;
13. materially changing the nature of the business or purpose of the Company or any member of the Group, or the entry by the Company or any member of the Group into any new line of business that materially changes the nature of the business or purpose of the Company or any member of the Group, including with respect to tax status;
14. modifying or changing the tax elections of the Company or any other member of the Group;
15. save in connection with the appointment or removal by the Class A Preferred Majority of Class A Preferred Directors, the increase or decrease of the number of Directors on the Board (excluding any Class A Preferred Directors for the time being appointed) above 11 or below 3, or increasing or reducing the number or changing the composition of Directors which constitute a quorum of Directors for Board action;
16. the modification of these Articles or any organisational or formation documents of any of the Company's subsidiaries in any manner that would materially and adversely change or materially and adversely affect (directly or indirectly) the rights, privileges or preferences of the Class A Preferred Shares;
17. the entry into or committing to enter into any joint ventures or any partnerships or establish or acquire any non-wholly-owned partnership subsidiaries;
18. the entry into, or amendment, waiver or termination of, any transactions with an Affiliate having a value, individually or in the aggregate, in excess of US$250,000;
19. the adoption of a shareholder rights' plan in accordance with the provisions of Article 252 to 255;
20. save to the extent provided for in the Operating Budget, the approval of the remuneration of the Directors; and/or
21. the capitalisation of any “relevant sum” (as defined in Article 98), save to give effect to a Class A Preferred PIK Distribution.
For the purpose of this Schedule and Schedule 2:
“Contract” means any outstanding legally binding lease, contract, service agreement, license, arrangement, option, instrument, evidence of Indebtedness, note, bond, letter of credit, mortgage, indenture, deed of trust, security agreement or arrangement, purchase order, transaction confirmation, binding bid or other agreement or obligation, and all amendments thereto, in each case, whether written or oral;
“Material Contract” means:
Existing Financing
(i) the Proceeds Disbursing and Security Agreement by and between Carbon Revolution Operations Pty Ltd and UMB Bank, National Association and Newlight Capital LLC dated 23 May 2023 (as amended from time to time prior to as the date of adoption of these Articles);
(ii) Loan agreement by and between Carbon Revolution Operations Pty Ltd and Jaguar Land Rover Limited dated 13 March 2023;
(iii) Payables Services and Order and Invoice Management Services Agreement by and between Carbon Revolution Operations Pty Ltd and C.H. Robinson Trade Management Pty Ltd dated 10 May 2023;
(iv) Standby Equity Purchase Agreement between YA II PN, Ltd and Twin Ridge Capital Acquisition Corp. dated 28 November 2022;

(v) Grant Agreement by and between Carbon Revolution Ltd and the State of Victoria dated 19 July 2018 (as amended);
(vi) Commonwealth Standard Grant Agreement by and between Carbon Revolution Operations Pty Ltd and the Commonwealth of Australia dated 29 November 2022 (MMI);
Customer Contracts
(vii) Commercial Program Agreement with Ford Motor Company dated 7 June 2022 and Purchase Orders dated 26 September 2022 and 17 December 2022 (Redwood);
(viii) Sourcing Contract by and between Carbon Revolution Operations Pty Ltd and Ford Motor Company dated 4 April 2023 (Legend);
(ix) Jaguar Land Rover Limited Purchase Order Amendments dated 21 March 2023 (Duke);
(x) Purchase Contract with Ferrari S.p.A. dated 28 July 2021 and Letter of Assignment dated 1 February 2019 (Fred);
(xi) Fe Purchase Contract with Ferrari S.p.A. dated 24 Jul 2021 and Nomination Letter dated 14 July 2020 (Dakota);
(xii) Purchase Contract dated with Ferrari S.p.A. 9 September 2020 and Nomination Letter dated 14 July 2020 (Idaho);
(xiii) Nomination Letters by and between Carbon Revolution Operations Pty Ltd and Ferrari S.p.A. dated 31 August 2022 and 27 July 2023 (Sophia);
(xiv) Nomination Letter by and between Carbon Revolution Operations Pty Ltd and Ferrari S.p.A. dated 27 July 2022 (Peter);
(xv) Purchase Contracts C-3RGJ0-01B-000, C-3RGJ0-01C-000, C-3RGJ0-01D-000, C-3RGJ0-01F-000, C-3RGJ0-01G-000, C-3RGJ0-019-000 by and between Carbon Revolution Operations Pty Ltd and General Motors LLC dated 5 April 2023 (HPV1);
(xvi) Purchase Contracts C-3RGJ0-01H-000, C-3RGJ0-01J-000, C-3RGJ0-01K-000, C-3RGJ0-01L-000 by and between Carbon Revolution Operations Pty Ltd and General Motors LLC dated 17 July 2023 (HPV2);
(xvii) Purchase Contracts C-3RGJ0-014-002, C-3RGJ0-015-001 by and between Carbon Revolution Operations Pty Ltd and General Motors LLC dated 21 and 25 August 2023 (Thor);
(xviii) Purchase Contracts C-3RGJ0-017-000, C-3RGJ0-018-000 by and between Carbon Revolution Operations Pty Ltd and General Motors LLC dated 15 March 2023 (Odin);
(xix) Nomination Agreement by and between Carbon Revolution Operations Pty Ltd and Automobili Lamborghini S.p.A. dated 27 July 2023;
Other
(xx) Supply contracts to which the Company is party as at the date of adoption of this constitution with annual payments exceeding US$1,000,000 in any given calendar year;
(xxi) Lease dated 1 May 2019 by and between Carbon Revolution Operations Pty Ltd, Carbon Revolution Limited and Deakin University (as amended);
(xxii) Agreement for the Manufacturing, Supply and Installation of Equipment by and between Carbon Revolution Operations Pty Ltd and Marand Precision Engineering Pty Ltd dated 6 August 2021 (as amended from time to time prior to as the date of adoption of these Articles);
(xxiii) Project and Partner Agreements (SOMAC) with Deakin University and Sovereign Manufacturing Automation for Composites Ltd;
(xxiv) Innovation Contract by and between Carbon Revolution Operations Pty Ltd and the Commonwealth of Australia dated 11 April 2019 (as amended from time to time prior to as the date of adoption of these Articles);

(xxv) Deed of Guarantee and Indemnity by and between Carbon Revolution Ltd. and Macquarie Bank Limited dated 2 March 2022;
(xxvi) ISDA 2002 Master Agreement by and between Carbon Revolution Operations Pty Ltd Macquarie Bank Limited dated 2 March 2022;
(xxvii) ISDA Master Agreement Credit Support Annex by and between Carbon Revolution Operations Pty Ltd and Macquarie Bank Limited dated 2 March 2022;
(xxviii) any new swap and hedging arrangements (including any trade confirmations) and related guarantees or indemnities; and
(xxix) any new contract (or series of contracts) entered into by the Company or its subsidiaries that provides for the payments, expenditures, fees, damages or other liabilities (including contingent liabilities such as guarantees) of the Company or any of its subsidiaries in excess of US$1,000,000 per calendar year.
“Permitted Indebtedness” means:
(i) indebtedness of the Group with respect to that (i) certain Proceeds Disbursing and Security Agreement, dated May 23, 2023 by and among UMB Bank, N.A., as trustee and disbursing Agent, Newlight Capital LLC, as servicer, collateral agent and security trustee and Carbon Revolution Operations PTY LTD. and (ii) certain Trust Indenture dated May 23, 2023, by and between Carbon Revolution Operations PTY LTD and UMB Bank, N.A., as trustee and disbursing Agent, in each case in an aggregate principal amount not to exceed US$61,500,000 (the “IP Loan”);
(ii) indebtedness of the Company or any other member of the Group with respect to that certain Agreement by and between Carbon Revolution Operations Pty Ltd and Jaguar Land Rover Limited dated as of March 13, 2023 in an aggregate principal amount not to exceed AU$4,975,740;
(iii) indebtedness of the Company with respect to the certain Payable Services and Order and Invoice Management Services Agreement, dated May 10, 2023, with C.H. Robinson Trade Management Pty Ltd, in an aggregate amount not to exceed AU$16,000,000 outstanding at any time;
(iv) indebtedness of the Group to trade creditors incurred in the ordinary course of business;
(v) indebtedness of the Company or any other member of the Group arising from the endorsement of instruments for deposit or collection in the ordinary course of business;
(vi) indebtedness consisting of the financing of insurance premiums by the Company or any other member of the Group in the ordinary course of business, not to exceed US$250,000 of premiums in the aggregate;
(vii) indebtedness of the Company or any other member of the Group incurred in the ordinary course of business in connection with corporate credit cards issued for the benefit of the Company or other member of the Group, not to exceed US$250,000 in the aggregate;
(viii) unsecured obligations (contingent or otherwise) existing or arising under any hedging or swap contracts entered into in by the Company or any other member of the Group in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and not for speculative purposes;
(ix) indebtedness of the Company or any other member of the Group arising from judgments with respect to any of the Company or any other member of the Group that individually or in the aggregate are less than US$250,000 or that are stayed for more than 10 days;
(x) indebtedness of the Company or any other member of the Group with respect to and resulting from customer deposits and advance payments received by the Company or any of its subsidiaries in the ordinary course of business, provided, however, that any such payments must be netted against original payment terms and not mandatorily prepaid prior to original payment terms;
(xi) indebtedness of the Company or any other member of the Group with respect to Australian employee corporate credit card accounts in an aggregate principal amount not to exceed AU$70,000 outstanding at any time; and/or
(xii) cash and cash equivalents of the Company and any of the other members of the Group pledged to secure leased location security deposits in an aggregate principal amount not to exceed US$300,000 with respect to the Company and the other members of the Group outstanding at any time.

SCHEDULE 2

SPRINGING RIGHTS MATTERS
For the purposes of Article 178, Springing Rights Matters shall mean:
1. the entry into, any cancellation or termination of (except for an expiration that occurs in accordance with the terms of such agreement), amendment to, modification of, variance of (including by changing orders), impairment of, assignment of, replacement of, refinancing of, or waiver of timely compliance with, any Material Contract (or the giving of consent to any of the foregoing);
2. the determination of the Operating Budget and/or the Capex Budget;
3. the declaration, payment or making of any dividends, distributions or other payments to Shareholders, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
4. the hiring, termination or modification of any material terms of any employment agreement of the Company's (i) Chief Executive Officer, (ii) Chief Financial Officer (iii) Chief Technology Officer (iv) Company Secretary (v) Vice President of Operations or (vi) Director of Sales;
5. the appointment and termination of any Company financial advisors or investment bankers;
6. the issuance, and terms of issuance, of any shares or debt securities;
7. the purchase, redemption or other acquisition by the Company of any shares;
8. the liquidation, dissolution, winding-up or termination of the Company or any of its subsidiaries;
9. the initiation, undertaking or implementation of a Change of Control Transaction;
10. a reduction of company capital to create distributable profits; and/or
11. any sale of any of the Company subsidiaries.

Annex B
SECURITIES PURCHASE AGREEMENT

by and among

CARBON REVOLUTION PUBLIC COMPANY LIMITED,

OIC STRUCTURED EQUITY FUND I GPFA RANGE, LLC,

OIC STRUCTURED EQUITY FUND I RANGE, LLC

and

solely for purposes of Sections 3.01, 3.02, 3.04 and 13.03 and Article 14,

CARBON REVOLUTION OPERATIONS PTY LTD

dated as of September 21, 2023

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”
SECURITIES PURCHASE AGREEMENT
This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of September 21, 2023 (the “Execution Date”), by and among Carbon Revolution Public Limited Company, a public limited company incorporated in Ireland with registered number 607450 (the “Issuer”), OIC Structured Equity Fund I GPFA Range, LLC, a Delaware limited liability company, and OIC Structured Equity Fund I Range, LLC, a Delaware limited liability company (collectively, the “Buyer”), and, solely for purposes of Sections 3.01, 3.02, 3.04 and 13.03 and Article 14, Carbon Revolution Operations PTY LTD., an Australian private limited company (“Carbon Revolution Operations”). The Issuer and Buyer are collectively referred to herein as the “Parties” and each as a “Party.”
RECITALS
WHEREAS, the Issuer, through its Subsidiaries (as defined below), is in the business of developing, manufacturing and selling advanced carbon fiber wheels (the “Business”);
WHEREAS, upon the terms and subject to the conditions set forth in that certain Business Combination Agreement, dated as of November 29, 2022 (the “Business Combination Agreement”), by and among the Issuer, Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Carbon Revolution Limited, an Australian public company with Australian Company Number (ACN) 128 274 653 listed on the Australian Securities Exchange (the “Carbon Revolution”), and Poppettell Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of the Issuer, Carbon Revolution will be acquired by the Issuer, with Carbon Revolution’s equity being exchanged for equity of the Issuer by means of the implementation of a scheme of arrangement under Part 5.1 of the Australian Corporations Act 2001 (Cth) (the “Scheme Acquisition”);
WHEREAS, in connection with the closing of the Scheme Acquisition, the Issuer will adopt new articles of association in the form attached hereto as Exhibit A (as the same may be amended, modified or supplemented from time to time, the “Company Articles”);
WHEREAS, on the terms and subject to the conditions of this Agreement, Buyer shall subscribe for and acquire, and the Issuer shall allot, issue and sell to Buyer, (a) class A preferred shares with a nominal value of US$0.0001 per share in the capital of the Issuer having the rights set out in the Company Articles (“Class A Preferred Shares”) and (b) a warrant to purchase ordinary shares with a nominal value of US$0.0001 per share in the capital of the Issuer having the rights set out in the Company Articles (“Ordinary Shares”) the form of which is attached hereto as Exhibit B (the “Warrant”); and
WHEREAS, as an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, and as consideration for Buyer’s reservation of funds for purposes thereof, on the date hereof and substantially concurrently with the Parties’ entry into this Agreement, Carbon Revolution issued to Buyer or its designated Affiliates a warrant to purchase up to 6,000,000 ordinary shares of Carbon Revolution (the “Carbon Revolution Warrant”).
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Issuer and Buyer hereby agree as follows:
ARTICLE 1  Definitions
Section 1.01 Definitions.
(a) As used herein, the following capitalized terms have the meanings ascribed to them below:
“Act” means the Irish Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force.
“Action” means any complaint, claim, action, demand, investigation, suit, arbitration, lawsuit, litigation, suit or other proceeding commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator, in each case, whether civil, criminal, administrative, investigative, regulatory or otherwise, and whether at law or in equity. For avoidance of doubt, “Action” does not include any Order.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, “control” when used with respect to any Person, means the power, directly or indirectly, through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings; provided, however, that any direct or indirect portfolio company of the Buyer or any Related Fund of the Buyer shall not be deemed to be an Affiliate of such Buyer.
“AML Laws” means all Applicable Laws and regulations concerning anti-money laundering or counter-terrorism matters, including financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act of 1970, as amended by the Patriot Act, and the applicable anti-money laundering statutes of jurisdictions where the Issuer Group conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency. For the avoidance of doubt, where applicable, AML Laws include the Australian Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth).
“Ancillary Agreements” has the meaning ascribed to such term in the Business Combination Agreement.
“Anti-Corruption Laws” means all laws, rules and regulations relating to bribery, corruption, money laundering, suspicious transactions, financial sanctions and anti-terrorism, including: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the UK Bribery Act 2010; (c) the Irish Criminal Justice (Money Laundering and Terrorist Financing) Acts 2010 to 2021 and the Irish Criminal Justice (Corruption Offences) Act 2018; (d) the Australian Criminal Code Act 1995 (Cth), the Australian Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth), the Australian Crimes (Secret Commissions) Amendment Act 1987 (NSW); and (e) any other applicable anti-corruption or anti-bribery laws including national and international laws enacted to implement and comply with the OECD Convention on Combating Bribery of Foreign Officials on International Business Transactions.
“Applicable Law” means, with respect to any Person, any foreign, federal, state or local law, statute, ordinance, code, rule, regulation, Order, injunction, judgment, decree, ruling, treaty, principle of common law or equity or other pronouncement having the effect of law, or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or arbitrator that is binding upon or applicable to such Person or its assets, as amended unless expressly specified otherwise. For the avoidance of doubt, where applicable, Applicable Law includes the Australian Fair Work Act 2019 (Cth), Australian Corporations Act 2001 (Cth), the listing rules issued by ASX Limited (ABN 98 008 624 691) and applicable to companies listed on the Australian Securities Exchange, the listing rules issued by the Nasdaq Capital Market, LLC and applicable to companies listed thereon, the listing rules issued by the New York Stock Exchange and applicable to companies listed thereon and all sources of law relating to Tax (including, among others, the Australian Income Tax Assessment Act 1936 (Cth) and the Australian Income Tax Assessment Act 1997 (Cth)).
“Assets” means, as to any Person, all properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible and wherever situated), including the goodwill related thereto, owned, operated or leased by such Person, including Equity Interests and the Real Property.
“Benefit Plan” means each employee benefit plan, including, without limitation, each other plan, program, agreement and arrangement providing for employment, consulting, service, bonus, incentive compensation, profit sharing, equity or equity-based compensation, deferred compensation, change in control benefits, termination or severance, stock purchase, pension or retirement, medical, dental, life or disability, retiree or post-termination health or welfare, fringe benefit, sick leave, vacation pay, salary continuation, employee loan or other compensation or employee benefit.
“Business Day” means any day except a Saturday, Sunday or a legal holiday on which banks in New York, New York, United States of America or Dublin, Ireland are authorized or obligated by Applicable Law to close.
“Class A Preferred Directors” has the meaning ascribed to such term in the Company Articles.
“Charter Documents” means, with respect to any Person that is not a natural person, the constitution, memorandum, articles or certificate of incorporation, organization or association, bylaws, the limited partnership agreement, the partnership agreement, the operating or the limited liability company agreement or other similar organizational or formation documents or governance of such Person, as applicable.

“Closing” means the Initial Closing, any Subsequent Closing or any Reserve Release Closing, as applicable.
“Closing Date” means the date on which a Closing occurs.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Contract” means any outstanding legally binding lease, contract, service agreement, license, arrangement, option, instrument, evidence of Indebtedness, note, bond, letter of credit, mortgage, indenture, deed of trust, security agreement or arrangement, purchase order, transaction confirmation, binding bid or other agreement or obligation, and all amendments thereto, in each case, whether written or oral.
“Designated Buyer Representations” means those representations made by Buyer in Sections 4.01 (Existence and Power), 4.02 (Authorization; Enforceability), 4.04 (Non-Contravention), 4.07 (Broker Fees) and 4.08 (Inspections; No Other Representations).
“Designated Issuer Representations” means those representations made by the Issuer in Section 3.01 (Existence and Power), 3.02 (Authorization; Enforceability), 3.03 (Subsidiaries; Holding Company Activities), 3.04 (Non-Contravention; Consents and Approvals), 3.05 (Valid Issuance of Securities), 3.06 (Capitalization), 3.14(d) (Anti-Corruption-Related Governmental Investigations), 3.26 (No Bankruptcy), 3.30 (Broker Fees), 3.31 (Business Combination Agreement; Ancillary Agreements) and 3.32 (No Other Representations).
“Easement Real Property” means, collectively, all real property in which a Member of the Issuer Group holds an easement, right-of-way and similar interest.
“Employee” means each employee of any member of the Issuer Group.
“Environmental Laws” means any Applicable Law pertaining to the environment, natural resources, health, Contamination, or the generation, use, treatment, transportation, storage, handling, Release, threatened Release, reporting, discharge or disposal of, or response or exposure to, Hazardous Materials or products containing the same, including the following and their comparable state and local analogs: the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990; the Federal Water Pollution Control Act of 1972; the Oil Pollution Act of 1990; the Safe Drinking Water Act; the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984; the Toxic Substances Control Act of 1976; the Emergency Planning and Community Right-to-Know Act of 1986; the Hazardous Materials Transportation Act; the Endangered Species Act; and the Occupational Safety and Health Act.
“Environmental Permits” means any Permit issued pursuant to Environmental Laws.
“Equity Cure Reserve Fund” shall have the meaning ascribed to such term in the IP Loan Facility.
“Equity Incentive Plan” means Carbon Revolution Public Limited Company 2023 Equity Incentive Plan.
“Equity Interests” means, with respect to any Person that is not a natural person, (a) any share, capital stock, units, participations, depositary receipt, certificate representing equity ownership interest, membership, partnership or other percentage interest, or unit of participation, and other equivalents (however designated) of equity in a Person and (b) securities (including debt securities) convertible into or exchangeable or exercisable for any of the foregoing, and any and all options, warrants, rights or options to purchase, or obligations of a Person to sell any of the foregoing.
“Existing Lease” means that certain Lease, dated as of January 5, 2019, by and among Deakin University, Carbon Revolution Operations and Carbon Revolution, as amended from time to time.
“First Reserve Release Condition” means the Issuer having received aggregate gross proceeds of at least US$10,000,000 from one or more issuances and sales of Ordinary Shares to one or more third party Persons (for the avoidance of doubt, including the issuance and sale of Ordinary Shares pursuant to the Standby Equity Purchase Agreement, but excluding the issuance and sale of Ordinary Shares to the Issuer, its Subsidiaries, their respective Affiliates or Buyer and its Affiliates).

“Government Official” means: (a) any full- or part-time officer or employee, whether elected or appointed, of any government department, agency or instrumentality thereof, including any company, business, enterprise, or other entity owned or controlled in whole or in part by any government; (b) any person acting in an official capacity or exercising a public function for or on behalf of any government; (c) any political parties, political party officials, or candidates for political office, or (d) any other person satisfying the definition of “foreign official” under the U.S. Foreign Corrupt Practices Act.
“Governmental Authority” means any applicable domestic or foreign federal, state, municipal or local governmental, regulatory or administrative authority, department, court, agency, board, commission, self-regulatory body (other than a governing body of the Issues or its Subsidiaries) or other governmental or quasi-governmental entity or instrumentality or agency or arbitrator, including any political subdivision thereof.
“Hazardous Material” means (a) any material, substance, chemical, waste, product, or derivative, in each case, that is defined, designated, identified or classified as a hazardous waste, hazardous substance, hazardous material, toxic substance or words of similar meaning under, or for which Liability or standards of care are imposed by, any Environmental Law; and (b) any petroleum, petroleum distillate or petroleum-derived products, radon, radioactive materials, or wastes, asbestos or asbestos-containing materials, lead or lead-containing materials, per- and polyfluoroalkyl substances, and polychlorinated biphenyls or materials containing the same.
“IFRS” means the International Financial Reporting Standards as issued by the International Accounting Standards Board and in effect of the applicable Closing Date.
“Indebtedness” means, without duplication: (a) all indebtedness of the Issuer Group for borrowed money (other than trade payables arising in the Ordinary Course and not more than sixty (60) days past due); (b) all Liabilities of the Issuer Group evidenced by notes, bonds, debentures or other similar instruments, all obligations of the Issuer Group under letters of credit (to the extent such letter of credit has been drawn) or similar facilities; (c) any Liabilities in respect of deferred purchase price for property or services with respect to which any member of the Issuer Group is liable, contingently or otherwise, as obligor or otherwise for additional purchase price (including any earnouts); (d) all obligations of the Issuer Group under conditional sale or other title retention agreements relating to property or assets purchased by the Issuer Group; (e) all obligations under capital leases of the Issuer; and (f) all guarantees, surety bonds or keep-well obligations of the Issuer in respect of obligations of the kind referred to in the foregoing clauses (a) through (e) and solely to the extent drawn upon.
“Initial Closing Date” means the date on which the Initial Closing occurs.
“Initial Structuring Premium” means US$1,750,000, being an amount equal to two and one-half percent (2.5%) of the aggregate of the Initial Subscription Price and the Reserve Funds.
“Intellectual Property Right” means as applicable herein, any and all of the following arising pursuant to the laws of any jurisdiction throughout the world: (a) trademarks, service marks, trade names, and similar indicia of source or origin, all registrations and applications for registration thereof, and the goodwill connected with the use of the foregoing; (b) copyrights and all registrations and applications for registration thereof; (c) trade secrets and know-how; (d) patents and patent applications; (e) internet domain name registrations and social media user names/accounts; (f) ideas, inventions and other intellectual property and related proprietary rights; and (g) the right to all past and future income, royalties, damages, and payments due with respect to the foregoing, including rights to damages and payments for past, present, or future infringements, misappropriations, or other violations thereof.
“IP Loan Fee Letter” means that certain fee letter, dated as of May 23, 2023, by and between Newlight and Carbon Revolution Operations, as amended on September 18, 2023.
“Issuer Group” means the Issuer, its Subsidiaries and, solely for purposes of Sections 3.01, 3.02 and 3.04, Carbon Revolution Operations.
“Issuer Group Member” means each of the Issuer and its Subsidiaries.
“JLR” means Jaguar Land Rover Limited.
“JLR Agreement” means that certain Agreement, dated as of March 13, 2023, by and between Carbon Revolution Operations and JLR.

“Knowledge” means, (a) with respect to matters qualified by the knowledge of the Issuer, the actual knowledge of the individuals listed in Schedule K(a), after reasonable inquiry, and (b) with respect to matters qualified by the knowledge of Buyer, the actual knowledge of the individuals listed in Schedule K(b), after reasonable inquiry.
“Leased Real Property” means, collectively, all real property leased or subleased by any member of the Issuer Group.
“Liability” means any and all claims, obligations, causes of action, payments, charges, demands, judgments, assessments, liabilities, losses, damages, penalties, fines and costs and expenses (including any attorneys’ fees, legal or other expenses incurred in connection therewith) and other liabilities of any nature, whether absolute, accrued, matured, contingent (or based upon any contingency), known or unknown, fixed or otherwise, or whether due or to become due.
“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance in respect of such property or asset.
“Loss” or “Losses” means any loss, Liability, claim, damage, cost or expense, including Taxes, reasonable legal costs and expenses of any and all Actions, assessments, judgments, settlements or compromises relating thereto, reasonable attorneys’ fees, reasonable disbursements, interest, penalties and all expenses incurred in investigating, preparing or defending against any Action commenced or Threatened or any Order in connection therewith.
“Material Adverse Effect” means a material adverse effect on the financial condition, business, assets, Liabilities (including contingent liabilities), prospects or results of operations of any member of the Issuer Group individually or in the aggregate provided, however, that any effect arising out of or relating to (x) United States, Irish, Australian or global (or any region thereof) economic, credit, financial, or securities market conditions, including prevailing interest rates or currency rates or regulatory or political conditions or (y) acts of terrorism or sabotage, the outbreak, escalation or worsening of hostilities (whether or not pursuant to the declaration of a national emergency or war), natural disasters (including hurricanes) or acts of god, shall not be deemed, either alone or in combination, to constitute, and shall not be taken into account in determining whether there has been, or could reasonably be expected to be, a Material Adverse Effect, except to the extent that such effect has a disproportionate adverse effect on the Issuer or its Subsidiaries as compared to the adverse impact such effect has on other Persons operating in the industries or markets in which the Issuer and its Subsidiaries operate, in which case such disproportionate adverse effect may be taken into account in determining whether there has been, or could reasonably be expected to be, a Material Adverse Effect.
“Most Recent Budget” means (i) until the first date on which an Approved Budget has been delivered to Buyer, the most recent budget approved by the board of directors of the Company and (ii) after on and after the first date on which an Approved Budget has been delivered to Buyer, the Approved Budget.
“Newlight” means Newlight Capital LLC, a North Carolina limited liability company.
“OIC LP” means OIC L.P., a Delaware limited partnership.
“Order” means any decision, charge, decree, ruling, determination, directive, award, order, judgment, writ, injunction or stipulation of a Governmental Authority.
“Ordinary Course” means, with respect to an action taken by a Person, that such action: (a) is consistent with the past practices of the Person or its business, as the case may be, and is taken in the ordinary course of the normal day-to-day operations of the Person or its business; and (b) would be similar in nature to actions customarily taken in the ordinary course of the day-to-day operations of other Persons that are in the same line of business as such Person.
“Per Share Subscription Price” means US$100,000.00.
“Permitted Indebtedness” means
(i) Indebtedness of the Issuer Group with respect to that (i) certain Proceeds Disbursing and Security Agreement, dated May 23, 2023 by and among UMB Bank, N.A., as trustee and disbursing Agent, Newlight Capital LLC, as servicer, collateral agent and security trustee and Carbon Revolution Operations and (ii) certain Trust Indenture, dated May 23, 2023, by and between Carbon Revolution Operations and UMB Bank, N.A., as trustee and disbursing Agent, in each case in an aggregate principal amount not to exceed US$61,500,000 (collectively, the “IP Loan Facility”);
(ii) Indebtedness of the Issuer with respect to that certain Agreement, dated as of March 13, 2023, by and between the Issuer and Jaguar Land Rover Limited in an aggregate principal amount not to exceed AU$4,975,740;
(iii) Indebtedness of the Issuer with respect to that certain Payable Services and Order and Invoice Management Services Agreement, dated May 10, 2023, with C.H. Robinson Trade Management Pty Ltd, in an aggregate amount not to exceed AU$16,000,000 outstanding at any time;
(iv) Indebtedness to trade creditors incurred in the Ordinary Course;
(v) Indebtedness of any member of the Issuer Group arising from the endorsement of instruments for deposit or collection in the Ordinary Course;
(vi) Indebtedness consisting of the financing of insurance premiums by any member of the Issuer Group in the Ordinary Course, not to exceed US$250,000 of premiums in the aggregate;
(vii) Indebtedness of any member of the Issuer Group incurred in the Ordinary Course in connection with corporate credit cards issued for the benefit of any member of the Issuer Group, not to exceed US$250,000 in the aggregate;
(viii) unsecured obligations (contingent or otherwise) existing or arising under any hedging or swap contracts entered into in by any member of the Issuer Group in the Ordinary Course for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and not for speculative purposes;
(ix) Indebtedness of any member of the Issuer Group arising from judgments with respect to any member of the Issuer Group that individually or in the aggregate are less than US$250,000 or that are stayed for more than 10 days;
(x) Indebtedness of any member of the Issuer Group with respect to and resulting from customer deposits and advance payments received by the Issuer or any of its Subsidiaries in the Ordinary Course; provided, however, that any such payments must be netted against original payment terms and not mandatorily prepaid prior to original payment terms;
(xi) Indebtedness of any member of the Issuer Group with respect to Australian employee corporate credit card accounts in an aggregate principal amount not to exceed AU$70,000 outstanding at any time; and/or
(xii) cash and cash equivalents of any of the members of the Issuer Group pledged to secure leased location security deposits in an aggregate principal amount not to exceed US$300,000 with respect to the members of the Issuer Group outstanding at any time.
“Permits” means all permits, licenses, registrations, exemptions, consents, waivers, approvals or authorizations from any Governmental Authority, and applications for the same.
“Person” means an individual who is a natural person, corporation, partnership, limited liability company, association, proprietorship, trust, union or other entity or business organization, including a Governmental Authority.
“Real Property” means any real property owned, leased or used by the Issuer Group or the Business, including the Leased Real Property and Easements.
“Real Property Leases” means, collectively, the leases and subleases pursuant to which a member of the Issuer Group holds interests in the Leased Real Property, together with all amendments, waivers and guaranties thereto.
“Real Property Options” means, collectively, the options that any member of the Issuer Group has to purchase or lease any real property.

“Related Fund” means, with respect to any Person that is an investment fund or holding company wholly owned by one or more investment funds, (a) with respect to any such investment fund, any other investment fund, account or company that is managed, advised or sub-advised by (i) the same investment advisor that manages, advises or sub-advises such Person or (ii) an Affiliate of such investment advisor or (b) with respect to any such holding company, any other holding company wholly owned by one or more investment funds, accounts or companies that is managed, advised or sub-advised by (i) the same investment advisor that manages, advises or sub-advises such Person or (ii) an Affiliate of such investment advisor.
“Release” means any release, spill, emission, leaking, escape, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into or through the environment or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater, or property.
“Reserve Release Closing Date” means the date on which a Reserve Release Closing, if any, occurs.
“Sanctioned Countries” means a country or territory that is the subject of comprehensive Sanctions (which currently include Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk and Luhansk regions of Ukraine).
“Sanctioned Person” means at any time any person that is: (a) listed on any Sanctions related list of designated or blocked persons administered by a Government Authority (including any list of sanctioned persons administered and maintained by the Australian Department of Foreign Affairs and Trade) to the extent that that Government Authority has jurisdiction over the Issuer, any Subsidiary, or any agent thereof to the extent that it is conducting business involving the Issuer or any Subsidiary; (b) the government of, located in, resident in, or organized under the laws of a Sanctioned Country; or (c) otherwise the subject or target of sanctions or blocking measures under applicable Sanctions.
“Sanctions” means Applicable Laws involving sanctions or anti-boycott matters, including those administered or enforced by OFAC, the United Nations Security Council, the European Union, His Majesty’s Treasury or the Australian Government’s Department of Foreign Affairs and Trade.
“Second Reserve Release Condition” means the Issuer having (a) (i) refinanced or otherwise repaid the IP Loan Facility in full with a new term debt or a working capital facility (the “IP Loan Refinancing”) on terms reasonably satisfactory to the Buyer or (ii) delivered to Buyer evidence reasonably satisfactory to Buyer that the Issuer will be able to refinance or otherwise repay the IP Loan Facility in full on or prior to December 1, 2024 (or, if the Issuer and Newlight are continuing to work in good faith to refinance or otherwise repay the IP Loan Facility in full as of December 1, 2024, on or prior to January 15, 2025) using, without duplication, (x) the remaining Reserve Funds as of such time, (y) identifiable and available sources of cash and cash equivalents as of such time and/or (z) the anticipated aggregate gross proceeds under any then-existing Contracts between the Issuer and one or more Persons (excluding Affiliates of the Issuer) to consummate bona fide financing transactions, (b) realized a wheel production of 194 wheels per day over the trailing three (3) consecutive months and 208 wheels per day in the preceding one (1) month (the “Wheel Production Target”), and (c) achieved a realized average contribution margin of US$619.00 per unit on wheels sold over the trailing three (3) consecutive months (the “Unit Cost Target”).
“Securities” means all Class A Preferred Shares and the Warrant which may be issued pursuant to this Agreement.
“Securities Act” means the Securities Act of 1933, as amended.
“Servitudes” means a charge or burden resting upon one estate for the benefit of another estate.
“Share Capital Reduction” means the reduction of the company capital of the Issuer pursuant to sections 84 and 85 of the Act, to be effected by (a) the reduction and cancellation of the entire amount of the Issuer’s un-denominated capital (in the form of share premium) on the date immediately following the Initial Closing Date and (b) if applicable, the capitalization, reduction and cancellation of the entire of any amount standing to the credit of any merger reserve or other un-distributable reserve of the Issuer on the date immediately following the Initial Closing Date, with the reserve arising as result to be treated as profits available for distribution within the meaning of section 117 of the Act.
“Shareholder’s Agreement” means that certain Shareholder’s Agreement, dated as of the date hereof, by and among the Issuer and Buyer, as amended from time to time.

“Standby Equity Purchase Agreement” means that certain Standby Equity Purchase Agreement, dated as of November 28, 2022, by and between the SPAC and YA II PN, Ltd.
“Straddle Period” means any taxation year or period beginning on or before and ending after the final Closing Date.
“Subsequent Closing Date” means the date on which a Subsequent Closing, if any, occurs.
“Subsequent Structuring Premium” means, in respect of each Subsequent Closing, an amount equal to two percent (2.0%) of the Subsequent Subscription Price payable for the number of Subsequent Acquired Interests that are the subject of such Subsequent Closing.
“Tax” or “Taxes” means (a) any taxes, duties assessments and other governmental charges in the nature of a tax imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, alternative or add on minimum, ad valorem, value added, turnover, sales, use, commercial activity, property, personal property (tangible and intangible), stamp duty, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, social contributions, fuel, excess profits, occupational, premium, windfall profit, severance, abandoned property, escheat, estimated, or other charge in the nature of or in lieu of any tax, including any interest, penalty, or addition thereto, whether disputed or not; (b) any liability for the payment of any amounts of the type described in clause (a) as a result of being a member of an affiliated, combined, consolidated, unitary or similar group with respect to any Taxes for any period; and (c) any liability for the payment of any amounts of the type described in clause (a) or (b) as a result of the operation of law (including as a transferee or successor) or any express or implied obligation to indemnify any other Person.
“Tax Representations” means the representations set forth in Section 3.20.
“Tax Return” means any return, declaration, statement, report, election or other similar document (including any amendment, form or schedule thereto), including any information return, claim for refund or declaration of estimated tax, filed or required to be filed with any Taxing Authority in respect of any Tax.
“Taxing Authority” means any Governmental Authority responsible for the imposition of any Tax.
“Threatened” means, with respect to a claim, Action, dispute or other matter, any demand or statement or threat in relation thereto that has been made in writing, or, to the Knowledge of a party hereto, orally, to a party hereto or any of its officers, directors, managers, or employees; provided, however, that Knowledge shall only mean the Knowledge of (a) the Issuer if in reference to any representations or warranties of the Issuer made herein and (b) of the Buyer if in reference to any representations or warranties of the Buyer made herein.
“Transaction Documents” means this Agreement, the Warrant, the Carbon Revolution Warrant, the Escrow Agreement, the Shareholder’s Agreement, the Company Articles and the other written ancillary agreements, documents, instruments and certificates executed and delivered in connection with this Agreement.
“Transaction Expense Reimbursement Amount” means an amount equal to all reasonable and documented third-party costs and expenses (including legal expenses) incurred by Buyer and its Affiliates in connection with the transactions contemplated by the Transaction Documents as of the date hereof, reduced by such amounts already paid to the Buyer by the Issuer Group for diligence, legal, and other expenses, in accordance with a funds flow memorandum to be prepared in good faith by Buyer and delivered to the Issuer at least two (2) Business Days prior to the Initial Closing.
“Treasury Regulations” means the regulations promulgated under the Code, as amended from time to time (including any successor regulations).
“Vendor Agreements” means agreements with each of the Persons set forth on Schedule V relating to the deferral of certain fees owed to such Persons by members of the Issuer Group as of the closing of the transactions contemplated by the Business Combination Agreement, in each case, in form and substance mutually agreed between the Issuer and Buyer (such agreement not to be unreasonably withheld, conditioned or delayed).

(b) Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
“Acquired Interests”	Recitals
“Agreement”	Preamble
“Approved Budget”	2.05(e)
“Australia Plant Investment”	2.03(a)
“Availability Period”	2.03(a)
“Balance Sheets”	3.07(a)
“Balance Sheet Date”	3.07(a)
“Business”	Recitals
“Buyer”	Preamble
“Claim”	12.04
“Claim Notice”	12.04
“Class A Preferred Shares”	Recitals
“Confidential Information”	5.03
“Contingency Funds”	2.01(a)
“Covered Persons”	3.12
“Draw Right”	2.09
“Easements”	3.15(c)
“e-mail”	14.01
“Employee List”	3.17(a)
“Enforceability Exceptions”	3.02
“Escrow Agent”	2.02(a)
“Escrow Agreement”	2.02(a)
“Execution Date”	Preamble
“Financial Statements”	3.07(a)
“Forum”	14.06
“Indemnitee”	12.04
“Indemnitor”	12.04
“Initial Acquired Interests”	2.01(a)
“Initial Closing”	2.01(b)
“Initial Securities”	2.01(a)
“Initial Subscription Price”	2.01(a)
“Interim Balance Sheet”	3.07(a)
“Issuer”	Preamble
“Issuer Disclosure Schedules”	14.12
“Issuer Representative”	3.14(c)(i)
“Material Contracts”	3.11(a)
“Subsequent Plant Investment”	2.03(a)
“Non-Reimbursable Damages”	12.07
“Offer”	5.10
“OIC Reserve Recovery Event”	2.09
“Outside Date”	13.01(b)
“Ordinary Rep Basket”	12.03(c)
“Ordinary Rep Losses”	12.03(c)
“Ordinary Shares”	Recitals
“Party”	Preamble
“Parties”	Preamble
“Permitted Liens”	3.15(h)
“Personal Property”	3.25
“Policies”	3.16

Term	Section
“Real Property Leases”	3.15(b)
“Reserve Account”	2.02(a)
“Reserve Funds”	2.02(a)
“Reserve Funds Balance”	2.07(a)
“Reserve Release Acquired Interests”	2.07(a)
“Reserve Release Closing”	2.07(b)
“ROFO”	5.10
“ROFO Notice”	5.10
“Sanctioned Person”	Section 3.14(c)
“Subsequent Acquired Interests”	2.03(a)
“Subsequent Closing”	2.03(b)
“Subsequent Subscription Price”	2.03(a)
“Subsidiary and Subsidiaries”	3.03
“Third-Party Claim”	12.05(a)
“Transfer Taxes”	14.14
“Vesting Instruments”	3.15(e)
“Warrant”	Recitals
“Year-End Balance Sheet”	3.07(a)
Section 1.02 Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, will have the meaning as defined in this Agreement. Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any Applicable Law, or any rule or regulation promulgated thereunder, will be deemed to refer to such Applicable Law, rule or regulation as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time. Each party hereto acknowledges that it and its attorneys have been given an equal opportunity to negotiate the terms and conditions of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party or any similar rule operating against the drafter of an agreement shall not be applicable to the construction or interpretation of this Agreement. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided, however, that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law will be deemed also to include any and all Applicable Law. For the purposes of this Agreement, any document or information that is described as being “delivered,” “furnished” or “made available” will be treated as such if copies of such documents or information have been provided to Buyer in electronic or hard copy format at least two (2) Business Days prior to the Execution Date. References to “US$” or “dollars” will be deemed to refer to United States dollars.
ARTICLE 2  Purchase and Sale
Section 2.01 Initial Closing.
(a) Upon the terms and subject to the conditions of this Agreement, at the Initial Closing, the Buyer will subscribe for and acquire and the Issuer will allot, issue and sell to Buyer, (i) 350 Class A Preferred Shares (the

“Initial Acquired Interests” and, together with the Warrant, the “Initial Securities”) at a price per share equal to the Per Share Subscription Price and (ii) the Warrant, for an aggregate subscription price of US$35,000,000 (the “Initial Subscription Price”). The Initial Subscription Price shall be allocated as follows: (i) US$34,999,000 for the Initial Acquired Interests; and (ii) US$1,000 for the Warrant. The Initial Acquired Interests and the Warrant shall be issued to Buyer contemporaneously. Upon issuance, the Initial Securities shall be free and clear of all Liens (other than restrictions on transfer under applicable federal and state securities laws and under the Company Articles).
(b) Subject to the conditions stated in this Agreement, the closing of the subscription for the Initial Securities hereunder (the “Initial Closing”) will take place remotely by the electronic exchange of documents in .pdf format on the fifteenth (15) Business Day following the date on which all of the conditions to the Initial Closing in Article 6 and Article 10 have been satisfied or waived (other than those conditions that can only be satisfied at the Initial Closing, but subject to satisfaction of such conditions) or on such other date as Buyer and the Issuer shall agree in writing (email being sufficient).
Section 2.02 Initial Closing Deliverables.
(a) At the Initial Closing, Buyer shall deliver, or cause to be delivered:
(i) to the Issuer, an amount in cash equal to (i) the Initial Subscription Price minus (ii) the Transaction Expense Reimbursement Amount in immediately available funds by wire transfer to the account provided by the Issuer at least three (3) Business Days prior to the Initial Closing;
(ii) into an escrow account (the “Reserve Account”) with an agent designated by Buyer (the “Escrow Agent”) controlled by Buyer pursuant to an escrow agreement, in a form to be mutually agreed upon between Buyer, the Issuer and the Escrow Agent (such agreement not to be unreasonably conditioned, withheld or delayed by Buyer or the Issuer) (the “Escrow Agreement”), and on the terms and subject to the conditions set forth in this Agreement, including Section 2.05, Section 2.06 and Section 2.07 an amount in cash equal to US$35,000,000 (the “Reserve Funds”) in immediately available funds by wire transfer;
(iii) to the Issuer, the Warrant, duly executed by Buyer;
(iv) to the Issuer and the Escrow Agent, the Escrow Agreement, duly executed by Buyer; and
(v) to the Issuer, the Shareholder’s Agreement, duly executed by Buyer.
(b) At the Initial Closing, the Issuer shall deliver, or cause to be delivered:
(i) to Buyer, a certified copy of the Issuer’s updated register of members, evidencing the issuance of the Initial Acquired Interests to Buyer;
(ii) to Buyer, evidence of book entries in respect of the Initial Acquired Interests;
(iii) to Buyer, evidence, satisfactory to Buyer, that Buyer has otherwise been entered in the record books of the Issuer as the holder of record of the Initial Securities;
(iv) to Buyer, the Warrant, duly executed by the Issuer;
(v) to OIC, L.P., a Delaware limited partnership (“OIC L.P.”), an amount in cash equal to the Initial Structuring Premium in immediately available funds by wire transfer to the account provided by Buyer;
(vi) to Buyer, a budget of the Company through December 31, 2024, as mutually agreed upon by the Issuer and Buyer in accordance with Schedule 1 of the Company Articles and approved by the board of directors of the Company, and including research and development expenses, selling, general and administrative expenses, property, plant and equipment and capital expenditures of no more than US$53,247,000 in the aggregate (the “Approved Budget”);
(vii) to Buyer and the Escrow Agent, the Escrow Agreement, duly executed by the Issuer;
(viii) to Buyer, the Shareholder’s Agreement, duly executed by the Issuer;
(ix) to Buyer, certified resolutions of the board of directors of the Issuer approving (A) the issuance of the Initial Securities to Buyer, (B) the adoption of the Company Articles, (C) the Share Capital

Reduction, (D) the approval of this Agreement and the other Transaction Documents and the execution and delivery thereof by the Issuer and its Affiliates and equity holders, as applicable, and (E) all such other matters relating to the transactions contemplated by this Agreement that require the approval of the governing body and/or members of the Issuer;
(x) to Buyer, a certified copy of a written consent of the sole member of the Issuer, in a form satisfactory to Buyer, approving the Share Capital Reduction;
(xi) to Buyer, a certified copy of the Company Articles adopted by special resolution passed by the shareholders of the Issuer;
(xii) to Buyer, a certificate of limited company status, compliance and/or good standing of each member of the Issuer Group, to the extent applicable in the relevant jurisdiction, issued by the appropriate Governmental Authorities from each jurisdiction in which the members of the Issuer Group are formed and carry on business dated not more than two (2) Business Days prior to the Initial Closing Date;
(xiii) to Buyer, the certificate described in Section 6.10; and
(xiv) to Buyer, a properly completed and executed IRS Form W-8BEN-E of the Issuer and confirmation of the Issuer’s tax reference number in Ireland.
(c) Upon payment of the Initial Structuring Premium in accordance with Section 2.02(b)(v), Buyer shall promptly forfeit and surrender the Carbon Revolution Warrant to Carbon Revolution for no consideration and the Carbon Revolution Warrant shall thereafter be cancelled
Section 2.03 Subsequent Closings.
(a) Upon the terms and subject to the conditions of this Agreement, from the Initial Closing Date until the date that is twenty-four (24) months after the Initial Closing Date (the “Availability Period”), the Issuer shall, to the extent additional financing is necessary for the development, construction and/or tooling associated with any future manufacturing facility with respect to which the Company commences construction on or after the date hereof (each, a “Subsequent Plant” and, collectively, the “Subsequent Plants”) or for material upgrades to the Company’s existing mega-line plant operations in Australia (the “Australia Plant Investment” and, together with the Subsequent Plants, the “Investments”), have the right, exercisable at any time and from time to time during the Availability Period and in one or more transactions, upon not less than three Business Days’ prior written notice to Buyer, to require Buyer to subscribe for and acquire, and for the Issuer to allot, issue and sell to Buyer, up to 400 Class A Preferred Shares (the “Subsequent Acquired Interests”), at a price per share equal to the Per Share Subscription Price, for an aggregate subscription price of up to US$40,000,000 (the “Subsequent Commitment Amount”) (with (i) the number of Subsequent Acquired Interests to be allotted and issued at a Subsequent Closing multiplied by (ii) the Per Share Subscription Price, being the “Subsequent Subscription Price”); provided that the Issuer shall not issue, and Buyer shall not be required to accept and subscribe for, less than 100 Class A Preferred Shares in any individual Subsequent Closing. Upon issuance, all Subsequent Acquired Interests shall be free and clear of all Liens (other than restrictions on transfer under applicable federal and state securities laws and under the Company Articles).
(b) Subject to the conditions stated in this Agreement, each closing of a subscription for Subsequent Acquired Interests hereunder (each, a “Subsequent Closing”) will take place remotely by the electronic exchange of documents in .pdf format on the fifteenth (15) Business Day following the date on which all of the conditions to a Subsequent Closing in Article 7 and Article 10 have been satisfied or waived (other than those conditions that can only be satisfied at such Subsequent Closing, but subject to satisfaction of such conditions) or on such other date as Buyer and the Issuer shall agree in writing (email being sufficient).
Section 2.04 Subsequent Closing Deliverables.
(a) At each Subsequent Closing, Buyer shall deliver, or cause to be delivered to the Issuer, an amount in cash equal to (i) the Subsequent Subscription Price payable for the number of Subsequent Acquired Interests the subject of such Subsequent Closing in immediately available funds by wire transfer to the account provided by the Issuer at least three (3) Business Days prior to such Subsequent Closing.

(b) At each Subsequent Closing, the Issuer shall deliver, or cause to be delivered:
(i) to Buyer, a capex plan, prepared in good faith and in form and substance reasonably satisfactory to Buyer, relating to the use of the proceeds from such Subsequent Closing with respect to the Investments;
(ii) to Buyer, a certified copy of the Issuer’s updated register of members, evidencing the issuance of the applicable Subsequent Acquired Interests to Buyer;
(iii) to Buyer, evidence of book entries in respect of the applicable Subsequent Acquired Interests;
(iv) to Buyer, evidence, satisfactory to Buyer, that Buyer has otherwise been entered in the record books of the Issuer as the holder of record of the applicable Subsequent Acquired Interests;
(v) to OIC L.P., an amount in cash equal to the applicable Subsequent Structuring Premium for such Subsequent Closing in immediately available funds by wire transfer to the account provided by Buyer;
(vi) to Buyer, a certificate of limited company status, compliance and/or good standing of each member of the Issuer Group, to the extent applicable in the relevant jurisdiction, issued by the appropriate Governmental Authorities from each jurisdiction in which the members of the Issuer Group are formed and carry on business dated not more than two (2) Business Days prior to the applicable Subsequent Closing Date;
(vii) to Buyer, the certificate described in Section 7.07; and
(viii) to Buyer, a properly completed and executed IRS Form W-8BEN-E of the Issuer and confirmation of the Issuer’s tax reference number in Ireland.
Section 2.05 Reserve Release Closing
(a) Upon the terms and subject to the conditions of this Agreement, upon the earlier of (i) the date on which the First Reserve Release Condition is satisfied and (ii) the date on which the Second Reserve Release Condition is satisfied, the Buyer will subscribe for and acquire and the Issuer will allot, issue and sell to Buyer, (a) such number of Class A Preferred Shares as is equal to (i) US$5,000,000 divided by (ii) the Per Share Subscription Price, rounded up to the nearest whole share (the “First Reserve Release Acquired Interests”).
(b) Upon the terms and subject to the conditions of this Agreement, upon the date that the Issuer has satisfied the Second Reserve Release Condition (provided that such date is on or before December 1, 2024 or, if the Issuer is continuing to work in good faith to satisfy the Second Reserve Release Condition as of December 1, 2024, on or before January 31, 2025), the Buyer will subscribe for and acquire and the Issuer will allot, issue and sell to Buyer, (a) such number of Class A Preferred Shares as is equal to (i) the entire amount of the Reserve Funds (plus interest accrued thereon) then remaining in the Reserve Account (the “Reserve Funds Balance”) divided by (ii) the Per Share Subscription Price, rounded up to the nearest whole share (the “Second Reserve Release Acquired Interests” and, together with the First Reserve Release Acquired Interests, the “Reserve Release Acquired Interests”).
(c) Upon issuance, the Reserve Release Acquired Interests shall be free and clear of all Liens (other than restrictions on transfer under applicable federal and state securities laws and under the Company Articles).
(d) Subject to the conditions stated in this Agreement, the closing of the subscription for the applicable Reserve Release Acquired Interests (the “Reserve Release Closing”) will take place remotely by the electronic exchange of documents in .pdf format on the fifteenth (15) Business Day following the date on which all of the conditions to the Reserve Release Closing in Article 9 and Article 13 have been satisfied or waived (other than those conditions that can only be satisfied at such Reserve Release Closing, but subject to satisfaction of such conditions).
(e) The Issuer shall use the Reserve Funds Balance for general corporate purposes in accordance with the Approved Budget.

Section 2.06 Reserve Release Closing Deliverables
(a) At each Reserve Release Closing, Buyer and Issuer shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to disburse from the Reserve Account an amount in cash equal to the Reserve Funds Balance and to deliver such amount in immediately available funds by wire transfer to the account provided by the Issuer at least three (3) Business Days prior to such Reserve Release Closing.
(b) At each Reserve Release Closing, the Issuer shall deliver, or cause to be delivered:
(i) to Buyer, a certified copy of the Issuer’s updated register of members, evidencing the issuance of the applicable Reserve Release Acquired Interests to Buyer;
(ii) to Buyer, evidence of book entries in respect of the applicable Reserve Release Acquired Interests;
(iii) to Buyer, evidence, satisfactory to Buyer, that Buyer has otherwise been entered in the record books of the Issuer as the holder of record of the applicable Reserve Release Acquired Interests;
(iv) to Buyer, a certificate of limited company status, compliance and/or good standing of each member of the Issuer Group, to the extent applicable in the relevant jurisdiction, issued by the appropriate Governmental Authorities from each jurisdiction in which the members of the Issuer Group are formed and carry on business dated not more than two (2) Business Days prior to the applicable Reserve Release Closing Date;
(v) to Buyer, the certificate described in Section 8.07; and
(vi) to Buyer, a properly completed and executed IRS Form W-8BEN-E of the Issuer and confirmation of the Issuer’s tax reference number in Ireland.
Section 2.07 OIC Reserve Recovery Event. In the event that (i) one or more of the IP Loan Refinancing, the Wheel Production Target and the Unit Cost Target have not occurred, been realized or achieved on or prior to December 1, 2024 (or, if the Issuer is continuing to work in good faith to complete or satisfy the IP Loan Refinancing, the Wheel Production Target and the Unit Cost Target, as applicable, as of December 1, 2024, on or prior to January 31, 2025) or (ii) the Issuer fails to obtain the Share Capital Reduction Order within sixty (60) days of the Initial Closing (each, an “OIC Reserve Recovery Event”), then Buyer shall have the right (but not the obligation), exercisable at any time thereafter by written notice to the Buyer:
(i) to waive the Second Reserve Release Condition and proceed to Reserve Release Completion in accordance with the provisions of Section 2.05 and Section 2.06;
(ii) to withdraw the entire amount of the Reserve Funds (plus interest accrued thereon) then remaining in the Reserve Account (the “Draw Right”), whereupon the Issuer and Buyer shall promptly thereafter execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to disburse from the Reserve Account and unconditionally deliver such amount to Buyer, whereupon the Buyer shall have no further obligations to apply the Reserve Funds (or any interest accrued thereon) in subscription for Securities under this Agreement or otherwise; or
(iii) to undertake a combination of (i) and (ii), whereupon the relevant provisions of this Agreement shall be construed accordingly to refer to the respective portions of the Reserve Funds (plus interest accrued thereon) in respect of which the Buyer wishes to proceed to Reserve Release Completion and exercise its Draw Right.
Section 2.08 Withholding. Buyer shall be entitled to deduct and withhold or cause to be deducted or withheld from any consideration or other amounts otherwise payable or deliverable pursuant to, or in connection with the transactions contemplated by, this Agreement such amounts (if any) as are required to be deducted or withheld under Applicable Law. To the extent that amounts are so deducted or withheld and paid over to the applicable Taxing Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. Buyer shall (a) notify the Issuer in writing in advance of any such anticipated deduction and withholding, (b) consult with the Issuer in good faith to determine whether such deduction and withholding is required under Applicable Law and (c) cooperate with the Issuer to minimize the amount of any applicable withholding. The Buyer shall be under no obligation to gross-up or pay any additional amounts to the Issuer in respect of any deductions or withholdings required under Applicable Law.

ARTICLE 3  Representations and Warranties Regarding Issuer and the Subsidiaries
The Issuer, on behalf of itself and each of its Subsidiaries, represents and warrants to Buyer as of the Execution Date and as of each Closing Date (except for those representations and warranties that address matters only as of a particular date, which are given only as of such date), that:
Section 3.01 Existence and Power. The Issuer and each of the Subsidiaries is a corporation, limited liability company or limited partnership, as applicable, duly incorporated or organized, validly existing and in good standing, to the extent applicable in the relevant jurisdiction, under the Applicable Laws of the place of its incorporation or other organization. The Issuer and each of the Subsidiaries has all requisite corporate, limited liability company or limited partnership power and authority, as applicable, to own, lease and operate its Assets and conduct the Business as it is currently being conducted. The Issuer and each of the Subsidiaries is duly qualified or licensed to do business in each jurisdiction in which the ownership, leasing or operation of its Assets, or its activity in such jurisdiction, makes such qualification or licensing necessary, except in any jurisdiction where the failure to be so duly qualified or licensed could not reasonably be expected to result in a material impairment on the Business or on the Issuer’s ability to perform its obligations under this Agreement and the Transaction Documents to which it is a party. True, correct and complete copies of the Charter Documents of the Issuer and each of the Subsidiaries have been previously provided to Buyer. The Business and affairs of the Issuer and each of the Subsidiaries have at all times been and continue to be conducted in accordance with their respective Charter Documents.
Section 3.02 Authorization; Enforceability. Each Issuer Group Member has the power to enter into and perform this Agreement and other Transaction Documents to which it is a party, and has obtained all necessary consents and authorization to enable it to do so. Without limitation, all limited company action required to be taken by the Issuer’s board of directors and members in order to authorize the Issuer to enter into the Transaction Documents to which the Issuer is a party, and to issue the applicable Securities at the applicable Closing has been taken or will be taken prior to the applicable Closing. All action on the part of the officers of an Issuer Group Member necessary for the execution and delivery of the Transaction Documents to which that Issuer Group Member is a party, the performance of all obligations of that Issuer Group Member under such Transaction Documents, to be performed as of the applicable Closing, and the issuance and delivery of the Securities has been taken. This Agreement and the other Transaction Documents to which an Issuer Group Member is a party have each been duly and validly executed and delivered by that Issuer Group Member and constitute valid and legally binding obligations of that Issuer Group Member, enforceable against that Issuer Group Member in accordance with its and their terms and conditions, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar Applicable Laws affecting or relating to the enforcement of creditors’ rights generally and the application of general principles of equity (regardless of whether that enforceability is considered in an Action at law or in equity) (the “Enforceability Exceptions”).
Section 3.03 Subsidiaries; Holding Company Activities. The Issuer does not own, nor has ever owned, directly or indirectly, any Equity Interests in any Person, other than those Persons set forth in Schedule 3.03 (each such Person, a “Subsidiary” and collectively, the “Subsidiaries”). The Issuer is the direct or indirect the owner of all of the Equity Interests of each Subsidiary of the Issuer, free and clear of all Liens (other than restrictions on transfer arising under applicable securities laws or the organizational documents of any Subsidiaries). The Issuer does not conduct any business other than holding the Equity Interests of, and undertaking any ancillary activities related thereto, their respective Subsidiaries. All the outstanding equity interests of the Subsidiaries have been duly and validly issued and were issued in all material respects in accordance with their respective Charter Document, the registration or qualification requirements of any Applicable Law or pursuant to valid exemptions therefrom. On the Execution Date, except as set forth on Schedule 3.03, there are no other equity securities of any Subsidiary or any equity securities of any Subsidiary issuable upon conversion or exchange of any issued and outstanding security of any Subsidiary nor are there any rights (including stock appreciation rights), options outstanding, warrants, convertible securities, subscription rights, conversion rights, contracts, pledges, calls, puts or other agreements to acquire any equity security of any Subsidiary or that require any Subsidiary to issue any equity security. Each of the Subsidiaries is duly organized, validly existing and in good standing under Applicable Law of the jurisdiction of its incorporation or organization, to the extent applicable in the relevant jurisdiction, has all requisite corporate, limited partnership, or limited liability company, as the case may be, power and authority to own and operate its properties and to carry on its businesses as now conducted. Except as set forth on Schedule 3.03, no Subsidiary owns or holds the right to acquire any stock, partnership interest, joint venture interest or other equity ownership interest in any Person, other than the interests of other Subsidiaries that are wholly owned by such Subsidiary.

Section 3.04 Non-Contravention; Consents and Approvals. Except as set forth on Schedule 3.04, each Issuer Group Member’s execution and delivery of this Agreement, the other Transaction Documents to which it is a party, and the consummation by that Issuer Group Member of the transactions contemplated hereby and thereby do not and will not:
(a) conflict with or result in a breach of the Charter Documents of that Issuer Group Member;
(b) violate any Applicable Law applicable to that Issuer Group Member;
(c) require any consent or approval of, or filing with, any third party, including a Governmental Authority under any Applicable Law applicable to that Issuer Group Member;
(d) result in a material breach of or default under (with or without due notice, lapse of time or both), or give rise to any right of termination, cancellation or acceleration (with or without due notice, lapse of time or both) of any right or obligation of that Issuer Group Member to which that Issuer Group Member is entitled under any provision of any material agreement or other material instrument binding upon it, the Securities, the Business, the Assets, any Material Contract, Real Property, Real Property Options, Intellectual Property or material Permit; or
(e) result in the creation or imposition of any Lien on the Assets of the relevant Issuer Group Member.
Section 3.05 Valid Issuance of Securities. The Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and the Warrant, as applicable, will be validly issued and free of Liens and restrictions on transfer other than restrictions on transfer under the Transaction Documents, applicable state and federal securities laws and liens or encumbrances created by or imposed by Buyer. Assuming the accuracy of the representations of Buyer in Article 4 of this Agreement, the Securities will be issued in compliance with all Applicable Law and all other obligations and agreements binding on the Issuer and other Issuer Group Members. The applicable Securities issuable at the applicable Closing have been duly reserved for issuance, and upon issuance in accordance with the terms of the Company Articles, will be validly issued and free of Liens and restrictions on transfer other than restrictions on transfer under the Transaction Documents, applicable federal and state securities laws and liens or encumbrances created by or imposed by Buyer.
Section 3.06 Capitalization. As of the Original Issue Date and without giving effect to the issuance of the Warrant, the authorised share capital of the Company is (a) US$100,010,000 divided into 800,000,000,000 Ordinary Shares, 200,000,000,000 preferred shares with a nominal value of US$0.0001 each, of which none are outstanding, and 100,000,000 Class A Preferred Shares, of which none are outstanding (save for those contracted to be allotted and issued pursuant to the Securities Purchase Agreement), and (b) €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each. No Person has any right of first refusal, preemptive right, right of participation, or any similar right with respect to (a) the issuance of the Securities or the issuance of Ordinary Shares upon exercise of the Warrant. Except as set forth on Schedule 3.06, as of the Closing Date, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares or Equity Interests of any Subsidiary of the Issuer, or contracts, commitments, understandings or arrangements by which the Issuer or any Subsidiary of the Issuer is or may become bound to issue additional Ordinary Shares or Equity Interests of any Subsidiary of the Issuer. The issuance and sale of the Securities and the Ordinary Shares issuable upon exercise of the Warrant will not obligate the Issuer or any Subsidiary of the Issuer to issue Ordinary Shares or other Equity Interests to any Person (other than the Holder). There are no outstanding securities or instruments of the Issuer or any Subsidiary of the Issuer with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of Equity Interests by the Issuer or any Subsidiary of the Issuer. There are no outstanding securities or instruments of the Issuer or any Subsidiary of the Issuer that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Issuer or any Subsidiary of the Issuer is or may become bound to redeem or issue a security of the Issuer or such Subsidiary. All of the outstanding shares of capital stock of the Issuer are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all Applicable Law, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the share capital of the Issuer or any of its Subsidiaries to which the Issuer or any of its Subsidiaries is a party (other than any such agreement to which OIC is a party) or, to the Knowledge of the Issuer, between or among any of the Issuer’s shareholders.

Section 3.07 SEC Documents; Financial Statements.
(a) The Issuer has timely filed or furnished with the United Stated Securities and Exchange Commission (the “SEC”) all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by it under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all such documents, together with all registration statements filed with the SEC pursuant to the Securities Act and all exhibits and schedules to such foregoing materials and all information incorporated therein by reference, the “SEC Documents”). The SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Financial Statements”), at the time filed or furnished (except to the extent corrected by a subsequently filed or furnished SEC Document filed or furnished prior to the Execution Date) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable, (iii) in the case of the Financial Statements, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) in the case of the Financial Statements, were prepared in accordance with IFRS applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and subject, in the case of interim financial statements, to normal and recurring year-end audit adjustments, (v) in the case of the Financial Statements, fairly present in all material respects the consolidated financial position of the Issuer and its Subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments), and (vi) in the case of the Financial Statements, have been prepared in a manner consistent with the books and records of the Issuer and its Subsidiaries. Since January 7, 2021 (or, if later, the date of incorporation or formation of such Person), neither the Issuer nor any of its Subsidiaries has made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by IFRS, SEC rule or policy or Applicable Law. The books and records of the Issuer and its Subsidiaries have been, and are being, maintained in all material respects in accordance with IFRS (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions. There are no material off-balance sheet transactions arrangements, obligations or relationships involving or attributable to any member of the Issuer Group or its Business.
(b) The Financial Statements accurately reflect in all material respects the accounts payable of the Issuer and its subsidiaries (including the Issuer Group) as of the date thereof in accordance with IFRS. Since June 30, 2023 (the “Balance Sheet Date”), the accounts payable have arisen in the Ordinary Course from bona fide transactions and represent valid obligations arising from purchases actually made by the Issuer or its subsidiaries (including the Issuer Group). No accounts payable are being disputed by the Issuer Group.
(c) The Issuer Group has financial reporting systems and maintains internal control procedures over financial reporting that provide reasonable assurance that, in all material respects, transactions are recorded accurately, promptly and as reasonably necessary to permit preparation of the Financial Statements. There have been no instances of (and no claims or allegations of) fraud or corporate misappropriation that involve (i) any employee of the Issuer Group where such individual has a material role in any system of internal control over financial reporting of any member of the Issuer Group, (ii) to the Knowledge of the Issuer, any other employee of the Issuer Group or (iii) any member of management of any member of the Issuer Group.
Section 3.08 Absence of Certain Changes. Since the Balance Sheet Date, (a) the Issuer Group has conducted its Business in the Ordinary Course, (b) there has not been any change, event, occurrence, circumstance or development that has had, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Issuer Group (whether on an individual member or in the aggregate), and (c) the Assets of the Issuer Group have not suffered any casualty loss or condemnation, and there is no pending, or to the Issuer’s Knowledge, threatened or contemplated condemnation or similar proceeding affecting the Assets or any portion thereof interest therein.

Section 3.09 No Undisclosed Material Liabilities; Indebtedness; Sufficiency.
(a) The Issuer Group has not, and since the Balance Sheet Date has not incurred, Liabilities, obligations or commitments of any kind (absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, matured or unmatured, determined or determinable or otherwise, and whether or not accrued), in each case, other than:
(i) Liabilities specifically and adequately disclosed or specifically reserved against in the Financial Statements or specifically and adequately disclosed in the notes thereto;
(ii) Liabilities disclosed on Schedule 3.09(a)(ii); and
(iii) Liabilities incurred in the Ordinary Course since the Balance Sheet Date consistent with the Most Recent Budget.
(b) Except for Permitted Indebtedness or as set forth in Schedule 3.09(b), as of the dates specified in Schedule 3.09(b), no member of the Issuer Group has any Indebtedness.
Section 3.10 Dividends and other Distributions. Since the Balance Sheet Date, none of the Issuer Group members has declared or paid any dividends or other capital distributions, or declared or made any other distribution with respect to the Equity Interests of the Issuer Group members, nor have they, directly or indirectly, redeemed, purchased or otherwise acquired any Equity Interests of the Issuer Group members or agreed to do any of the foregoing.
Section 3.11 Material Contracts.
(a) Schedule 3.11(a) sets forth a true, correct and complete list, without duplication, of each of the following Contracts to which any member of the Issuer Group is a party or by which the Business is, or any of their Assets are, bound, which Contracts currently have outstanding obligations thereunder (all Contracts required to be listed on Schedule 3.11(a) being “Material Contracts”):
(i) any such Contract (in the case of customer Contracts, being the most recent Contracts in respect of each current wheel program in production or anticipated to enter production received by the Issuer Group as of the Execution Date) that involves payments or receipts in excess, or reasonably expected to be in excess, of US$1,000,000 in any current calendar year or US$5,000,000 in the aggregate over the life of the applicable Contract(s) (or, in the case of customer Contracts, the life of the applicable wheel program, including where Contracts are superseded by subsequent Contracts);
(ii) any such Contract that constitutes a construction agreement or facility operating agreement;
(iii) any lease (whether of real or personal property) providing for (A) annual payments by the Issuer of US$250,000 or more or (B) payments by the Issuer which in the aggregate exceed US$250,000, in each case, that cannot be terminated on less than ninety (90) days’ notice without payment by the applicable member of the Issuer Group of any penalty;
(iv) any agreement currently in place for the purchase or sale of materials, supplies, goods, commodities (including carbon fibre), services, equipment or other assets providing for (A) annual payments by or to any member of the Issuer Group of US$1,000,000 or more; or (B) annual payments by or to any member of the Issuer Group which in the aggregate exceed US$1,000,000, in each case, that either have a term of greater than thirty (30) days or cannot be terminated on less than ninety (90) days’ notice without payment by such member of the Issuer Group or the counterparty thereto of any penalty (to the extent this 3.11(a)(iv) covers customer Contracts, it has the same meaning and scope as 3.11(a)(i);
(v) any partnership, joint venture or other similar Contract, any Contract involving a sharing of profits with any Person or any Contract relating to the acquisition of any business (whether by merger, sale of shares, sale of assets or otherwise) or any real or immovable property, which contain current or future obligations of a member of the Issuer Group to another Person other than another member of the Issuer Group;
(vi) any agreement relating to the acquisition or disposition of any of the Assets of any member of the Issuer Group (whether by merger, sale of membership interests, sale of assets or otherwise) material to the conduct of its Business or outside of the Ordinary Course;

(vii) any agreement relating to or evidencing Indebtedness of any member of the Issuer Group (in any case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement evidencing intercompany indebtedness that has been or will be fully paid and discharged or otherwise terminated in full at or prior to the applicable Closing;
(viii) any Contract that (A) materially prohibits, limits or restricts the ability of any member of the Issuer Group or, following the applicable Closing, Buyer, to engage in any line of business that is anticipated in the Business Plan, compete with any Person or in any line of business that is anticipated in the Business Plan, solicit any Person without whom the Issuer Group’s ability to deliver the Business Plan would be materially impacted, operate its assets at maximum production capacity or otherwise materially restrict its ability to carry on the Business, in each case, in any material way or in any geographic area during any material period of time after the applicable Closing, (B) materially restricts the right of any member of the Issuer Group or, following the applicable Closing, Buyer, to sell to or purchase from any Person or to hire any Person, during any period of time after the applicable Closing, or (C) that grants the other party or any third Person “most favored nation” status; any Contract that grants any Person a right to purchase (including rights of first refusal, options or similar rights) any material assets of the Issuer Group;
(ix) any Contract with any Governmental Authority;
(x) any franchise agreement;
(xi) each Contract set forth or required to be set forth on Schedule 3.12;
(xii) any Contract granting a power of attorney or other agency on behalf of a member of the Issuer Group (other than those to be terminated at the Initial Closing) excluding powers of attorney authorizing an intellectual property or law firm to act on behalf of an Issuer Group Member in relation to the filing, prosecution, registration or renewal of any intellectual property rights applications or registrations;
(xiii) any Contract of surety, guarantee or indemnification by any Issuer Group Member outside of the Ordinary Course;
(xiv) any Contract relating to abatement or reduction of property taxes of any member of the Issuer Group and any Contract underlying or implementing such Contract (including related lease agreements);
(xv) any currency exchange, commodities or other hedging or swap arrangement or any leasing transaction;
(xvi) each material development and construction contract, including each equipment sales contract and engineering, procurement and construction agreement providing for annual payments by or to any member of the Issuer Group of US$1,000,000 or more;
(xvii) any employment agreement or Contract with an Employee, individual independent contractor or individual consultant (or similar arrangements) to which any member of the Issuer Group is a party, pursuant to which the annual base salary or annual fees is greater than US$250,000; and
(xviii) any other Contract (excluding Contracts for “off-the-shelf” standard licenses (including in respect to business administration or support, enterprise resource planning, machine, analysis, engineering and/or design software)), in the absence or termination of which, the Business cannot (with a reasonable period to mitigate such absence or termination) execute its business plan materially in accordance with the Most Recent Budget.
(b) Except as set out in Schedule 3.11(b), (i) each Material Contract is in full force and effect in accordance with its terms and constitutes a legal, valid and binding agreement of the applicable member of the Issuer Group and, to the Issuer’s Knowledge, of the counterparties to such Material Contracts, (ii) no member of the Issuer Group nor, to the Knowledge of the Issuer, any other party thereto is in or has received written notice that it is in material default of or material breach under the terms of such Material Contract, (iii) except with respect to the contracts listed on Schedule 3.04, no event has occurred that (with or without notice, lapse of time or both) could reasonably be expected to result in (x) a material breach or violation of, or a material default under, or accelerate any rights of a counterparty pursuant to the terms of any Material Contract or (y) a Material Adverse Effect, and (iv) the Issuer has made available to Buyer true, correct and complete copies of each of the Material Contracts and any amendments, modifications, attachments and supplements thereto.
Section 3.12 Intercompany and Affiliate Arrangements. Except (i) as set forth on Schedule 3.12, (ii) for the Transaction Documents, and (iii) standard employment Contracts with current or former employees of an Issuer Group Member, no member of the Issuer Group is bound by any Contract (A) to which a member of the Issuer Group, an Affiliate of Issuer, the Subsidiaries or any officer, director, manager or, to the Knowledge of the Issuer, direct or indirect equity holder of any of the foregoing, or any immediate family member of any of the foregoing Persons (collectively, the “Covered Persons”) is a party or beneficiary or (B) in which any Covered Person has an interest in any property used by any member of the Issuer Group.
Section 3.13 Litigation; Investigations; Orders.
(a) Except as set forth on Schedule 3.13, there are no material pending or Threatened Actions, Orders or claims against or adversely affecting any member of the Issuer Group.
(b) Except as set forth on Schedule 3.13, no member of the Issuer Group has received written notice of any material pending or Threatened investigation of or affecting such member of the Issuer Group.
Section 3.14 Compliance with Laws, Permits and Court Orders.
(a) General. Except as set forth on Schedule 3.14(a) and/or which could not have a Material Adverse Effect on the Issuer, each Subsidiary or the Business, (i) each member of the Issuer Group is, and since formation has been, in compliance in all respects with any Applicable Law or Order of any Governmental Authority, applicable thereto and (ii) no member of the Issuer Group has received any notice of any actual or alleged violation, non-compliance with or Liability pursuant to any Applicable Law, other than notices with respect to matters that have been resolved or for which the applicable member of the Issuer Group has no further obligations outstanding.
(b) Permits. Except as set forth in Schedule 3.14(b), (i) the Issuer Group collectively holds all material Permits required or necessary for the lawful conduct of its Business as currently conducted in the Ordinary Course, (ii) all such material Permits are in full force and effect, (iii) the Issuer Group has timely filed applications for the renewal of all such material Permits and (iv) no Action is pending or, to the Knowledge of the Issuer, Threatened, that is reasonably likely to result in the termination, revocation or adverse modification thereof.
(c) Sanctions, AML and Anti-Corruption Laws.
(i) Except as set forth on Schedule 3.14(c)(i), and without limiting other sections in this article 3 (including Section 3.14(a)), neither the Issuer, nor any Affiliate or Subsidiary, nor any director, officer, employee, agent, representative, consultant or any other Person acting on behalf of the Issuer or any of its Affiliates or Subsidiaries (each a “Issuer Representative”) has directly or indirectly violated any AML Laws or Anti-Corruption Laws; nor has the Issuer, any Affiliate or Subsidiary of the Issuer, or any Issuer Representative corruptly offered, paid, promised to pay, authorized, solicited, or received the payment of money or anything of value, directly or indirectly, to or from any Person, including any Government Official: (a) to influence any official act or decision of a Government Official; (b) to induce a Government Official to do or omit to do any act in violation of a lawful duty; (c) to induce a Government Official to influence the act or decision of a government authority; (d) to secure any improper business advantage; (e) to obtain or retain business; or (f) that would otherwise constitute a bribe, kickback, or other improper or illegal payment or benefit.
(ii) Except as set forth on Schedule 3.14(c), the Issuer, its Affiliates or Subsidiaries, and their respective Issuer Representatives have not been the subject of any actual or threatened allegations, investigations (internal or government), litigation, voluntary or directed disclosures to any government authority (including but not limited to the U.S. Department of Justice, U.S. Securities Exchange Commission, or U.K. Securities Fraud Office, or relevant Australian Government Authorities), whistleblower reports, or other issues in any way related to the Anti-Corruption Laws or AML Laws.

(iii) At all times since their respective formation, the Issuer and its Subsidiaries have each maintained and enforced policies and procedures designed to ensure compliance by (a) itself, and (b) its respective Affiliates or subsidiaries, and Issuer Representatives with the Anti-Corruption Laws and AML Laws.
(iv) Each of the members of the Issuer Group are in compliance with all Sanctions applicable to it. Without limitation, none of the Issuer Group members, their respective Affiliates and Issuer Representative (a) are or have been a Sanctioned Person, (b) have transacted business on behalf of the Issuer or a Subsidiary with or for the benefit of any Sanctioned Person or in or involving any Sanctioned Country, or (c) are the subject of any investigation or inquiry relating to Sanctions or Sanctioned Persons by a Governmental Authority and, to the Issuer’s Knowledge, no such investigation or inquiry is pending or has been threatened.
(d) The government investigations described on Schedule 3.14(c)(i) and the subject matter thereof (i) do not relate, and will not result in any allegation, charge, settlement or resolution that relates, to any actions, omissions or conduct involving the Issuer, the Subsidiaries of the Issuer, or their respective Affiliates and Issuer Representatives; (ii) will not result in any allegation, charge, settlement or resolution that imposes any obligation, penalty or other condition on the Issuer or the Subsidiaries of the Issuer; (iii) will not result in any allegation, charge, settlement or resolution that, directly or indirectly, has any material effect on the operations, liquidity, or financial condition of the Issuer or the Subsidiaries of the Issuer; and (iv) will not cause the Issuer or the Subsidiaries of the Issuer to breach any agreement.
Section 3.15 Real Property Matters.
(a) No member of the Issuer Group owns any fee simple interest in real property. Schedule 3.15(a) contains a list of all Real Property Options with respect to interests in material real property. Neither the Issuer nor any Subsidiary of the Issuer owns, leases or otherwise holds any real property or interests in real property except for the Leased Real Property and Easement Real Property and the rights held pursuant to the Real Property Options.
(b) Schedule 3.15(b) contains a complete and accurate list of all Leased Real Property necessary to conduct the Business as currently conducted, together with a description of the Real Property Leases pursuant to which each member of the Issuer Group holds such Leased Real Property.
(c) Schedule 3.15(c) contains a complete and accurate list of all rights-of-way, easements, Servitudes, licenses or similar agreements (such agreements, together with all amendments, waivers and guaranties thereto, the “Easements”) pursuant to which a member of the Issuer Group holds an easement or similar interest in Easement Real Property necessary to conduct the Business as currently conducted.
(d) The interests of the members of the Issuer Group in the Leased Real Property and the Easement Real Property, collectively with the interests that the members of the Issuer Group have the right to acquire pursuant to the Real Property Options, constitutes all of the real property interests necessary for the operation of the Business.
(e) The Issuer has made available to Buyer true, correct and complete copies of the Real Property Options, Real Property Leases and Easements (collectively, the “Vesting Instruments”). Except as set out in Schedule 3.15(e), (i) each Vesting Instrument is in full force and effect in accordance with its terms and constitutes a legal, valid and binding obligation of the applicable Issuer or Subsidiary and, to the Issuer’s Knowledge, of the counterparties under such Vesting Instrument, (ii) none of the Issuer, any Subsidiary of the Issuer, nor, to the Knowledge of the Issuer, any other party thereto, is in, or has received written notice that it is in, default of or breach under any Vesting Instrument, and (iii) no event has occurred, nor does any condition or circumstance exist, which, with or without notice, lapse of time or both, could reasonably be expected to result in a breach or violation of, or default under, the terms of any Vesting Instrument by a member of the Issuer Group or, to the Issuer’s Knowledge, any counterparties under such Vesting Instrument.
(f) There are no options, first refusal, first offer or first opportunity rights or other similar rights, except those in favor of the Issuer or a Subsidiary, with respect to any portion of the Real Property. None of the Issuer, any Subsidiary of the Issuer nor any Real Property is bound by any Contract pursuant to which the Issuer or a Subsidiary of the Issuer is obligated to sell or encumber any of its real property or interests therein. Neither the Issuer nor any Subsidiary has leased, subleased, licensed or otherwise granted any Person the right to use or occupy any Real Property or any portion thereof.
(g) No member of the Issuer Group has received written notice of any, and to the Issuer’s Knowledge there is no, default under any restrictive covenants or other encumbrances pertaining to the Real Property.
(h) Each member of the Issuer Group, as applicable, holds a good and valid leasehold, subleasehold, easement or similar interest, as applicable, in each Real Property pursuant to the applicable Vesting Instrument, in each case free and clear of all Liens, other than the following (collectively, the “Permitted Liens”):
(i) Liens disclosed on Schedule 3.15(h)(i);
(ii) Liens for taxes, assessments and similar charges that are (a) not yet due and payable or (b) are being contested in good faith by appropriate proceedings and for which adequate reserves under IFRS have been established in the Financial Statements;
(iii) mechanic’s, materialman’s, carrier’s, repairer’s and other similar Liens arising or incurred in the Ordinary Course with respect to a Liability that (a) is not yet due and payable or (b) is being contested in good faith and for which adequate reserves under IFRS have been stablished in the Financial Statements;
(iv) with respect to any Leased Real Property, easements, Servitudes, rights of way and similar non-monetary restrictions of record, that, in each case, do not or could not, individually or in the aggregate, reasonably be expected to materially detract from the value of the affected property or materially impair the use or operation thereof in the Ordinary Course of Business;
(v) non-monetary Liens, Easements, Servitudes, licenses, covenants, rights-of- way and other conditions and restrictions set forth in applicable zoning, building and other similar regulations, in each case, which are not violated by the current use of the property affected thereby; or
(vi) other matters that would be revealed by a current accurate survey of the property that, in each case, do not or could not, individually or in the aggregate, reasonably be expected to materially detract from the value of the affected property or materially impair the use or operation thereof in the ordinary conduct of the Business.
Section 3.16 Insurance Coverage. Except as set forth in Schedule 3.16, the Issuer Group holds all property, general liability, third-party offsite pollution liability, automobile liability, workers’ compensation and employers liability, umbrella/excess liability and directors’ and officers’ liability insurance policies, in each case including coverage policy deductibles and limits (in the case of each of the foregoing, excluding any captive insurance or self-insurance arrangements and fidelity bonds) relating to the Assets, Business, operations, employees, officers or directors of a member of the Issuer Group, in each case for the current year (collectively, the “Policies”), as is reasonably customary in the industry in which the Issuer operates. All premiums due and payable under the Policies have been paid in full prior to the applicable Closing, and all such Policies are in full force and effect. There are no material claims by any member of the Issuer Group pending under any of such Policies, and no carrier or underwriter of any Policy has questioned, denied or disputed any coverage, reserved their rights, or asserted any denial of coverage. No member of the Issuer Group is in default under, or has otherwise failed to comply with, in any material respect, any provision contained in any Policy.
Section 3.17 Employees.
(a) No Employee provides services to the Issuer, any of its Affiliates, or any other Covered Person not primarily related to the Business and there are no employees of any member of the Issuer Group who are not Employees.
(b) Each member of the Issuer Group and, with respect to the Employees, the Issuer’s Affiliates are, and have been since formation, in compliance, in all material respects, with all Applicable Laws relating to employment, including Applicable Laws regarding employment practices, policies and the terms and conditions of employment; applicable modern awards and enterprise agreements, wages and hours; applicable superannuation legislation, and occupational safety and health; the hiring, promotion, assignment, and termination of employees; discrimination; harassment; equal employment opportunities; disability; reasonable accommoda tion; labor relations; Fair Labor Standards Act; classification of independent contractors; labour hire legislation; immigration; work authorization; workers’ compensation; employee benefits; background and credit checks; working conditions; family and medical leave and all other statutory leave entitlements; employee terminations; and data privacy and data protection. There is no material Action pending or material Threatened claim or investigation in respect of any such Applicable Laws with respect to any Employee or any current or former employee or other service provider who has provided services with respect to the Business (including any employment discrimination charge or employment-related multi-claimant or class action claims), nor, to the Knowledge of the Issuer, is there any basis therefor.
(c) Except as disclosed on Schedule 3.17(c), there are no, and there have not been any, unresolved organizational campaigns, petitions, or other unionization activities in relation to any enterprise agreement with respect to, or otherwise attempting to represent, any of the employees whose services relate, or are related, to a members of the Issuer Group or its Business, as applicable, that remain outstanding as of the date of this Agreement. No member of the Issuer Group is currently involved in any negotiations with employees or trade unions with respect to any labor, collective or enterprise agreement. There is no unresolved or any Threatened industrial action, strike, slowdown, picketing, arbitrations, grievances, unfair labor practices, lock-out, interruption of work, or work stoppage involving any member of the Issuer Group or trade unions or any employees whose services relate, or are related, to a member of the Issuer Group or its Business, as applicable, that remain outstanding as of the date of this Agreement and could reasonably be expected to have a material impact on a member of the Issuer Group, its Business or its Assets.
Section 3.18 Employee Benefit Plans.
(a) Other than the Equity Incentive Plan, no member of the Issuer Group maintains or sponsors, and no member of the Issuer Group is a party to, any Benefit Plans. Other than the Equity Incentive Plan, there are no Benefit Plans that are maintained by a member of the Issuer Group for the Employees (each, an “Issuer Benefit Plan”).
(b) Each Issuer Benefit Plan has been operated, maintained and administered in material compliance with its terms and all Applicable Laws. With respect to each Issuer Benefit Plan, (i) all premiums required to be paid and contributions required to be made, in each case have been made or paid in full, and (ii) there are no complaints, actions, suits, proceedings, arbitrations, investigations, audits or claims (other than routine claims for benefits) filed or Threatened against or involving any such Issuer Benefit Plan;
(c) Each Issuer Benefit Plan which is intended to qualify under Section 401(a) of the Code has either (i) received a favorable determination letter from the Internal Revenue Service as to its qualified status, or (ii) may rely upon a favorable prototype opinion letter from the Internal Revenue Service, and each trust established in connection with any Issuer Benefit Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt. To the Issuer’s Knowledge, no fact or event has occurred that could cause the loss of the qualified status of any such Issuer Benefit Plan or the exempt status of any related trust;
(d) No Issuer Benefit Plan provides (and no Issuer Benefit Plan will or may provide) post-employment or post-termination health, medical or other welfare benefits (other than health care continuation coverage as required by Section 4980B of the Code) to any Employee or any dependent or beneficiary thereof, and no circumstances exist that could result in the Issuer or its Affiliates or any other member of the Issuer Group becoming obligated to provide any such benefits;
(e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (whether alone or in conjunction with a subsequent event) will (i) entitle any Employee or any other current or former employee or service provider who has provided services with respect to the Business to redundancy or severance pay or any other payment, compensation or benefit, (ii) result in any loan forgiveness to Employee or any other current or former employee or service provider who has provided services with respect to the Business, (iii) accelerate the time of payment, funding, or vesting, or increase the amount or value of any compensation (including funding of compensation or benefits through a trust or otherwise) due to any Employee or any other current or former employee or service provider who has provided services with respect to the Business, or (iv) increase the amount payable under, or result in any other obligation pursuant to, any Issuer Benefit Plan; and

(f) Each Issuer Benefit Plan that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been documented and operated, in all material respects, in compliance with Section 409A of the Code since January 1, 2009. None of the Issuer, any of its Affiliates or any other members of the Issuer Group have made, or are obligated to make, any “gross-up payment,” or reimbursement payment to any Employee or individual service provider to the Business with regards to any Taxes, including any Tax-related payments under Section 280G or 4999 of the Code.
Section 3.19 Environmental Matters. Except as disclosed on Schedule 3.19:
(a) Each member of the Issuer Group, and their respective assets and operations are, and at all times since formation have been, in compliance in all material respects with all Environmental Laws;
(b) (i) no written notice, Order, request for information, complaint, demand or penalty has been received by any member of the Issuer Group other than with respect to matters that have been fully and finally resolved and for which the applicable member of the Issuer Group has no further obligations outstanding, and (ii) there are no Actions pending or, to the Issuer’s Knowledge, Threatened, in the case of each of clauses (i) and (ii), which allege a material violation or potential material violation of or Liability under any Environmental Law;
(c) The Issuer and its Subsidiaries, taken as a whole, (i) the Issuer Group collectively has all material Environmental Permits necessary to conduct its Business as and to the extent currently conducted in accordance with all applicable Environmental Laws in all material respects, (ii) each member of the Issuer Group, and their respective assets and operations are, and at all times since formation have been, in compliance in all material respects with the terms and conditions of such Environmental Permits, and all such Environmental Permits are in full force and effect, (iii) each member of the Issuer Group has timely filed applications for the renewal of any such Environmental Permits that would otherwise expire absent such renewal application being filed and (iv) no material Action is pending or, to the Knowledge of the Issuer, Threatened, that is reasonably likely to result in the termination, revocation or adverse modification thereof;
(d) No member of the Issuer Group nor, to the Knowledge of the Issuer, any Affiliate of the Issuer Group has caused any Release of, or exposure to, any Hazardous Material on, at, under, to or from (i) any real property currently or formerly owned, leased or operated by any member of the Issuer Group or (ii) any other location, in each case in a manner that could reasonably be expected to require material remedial action or result in material Liability under Environmental Law in relation to the Business;
(e) To the Knowledge of the Issuer, no member of the Issuer Group is required by any Environmental Law, as a result of the consummation of the applicable Closing, (i) to perform a site assessment for Hazardous Materials, (ii) to remove or remediate Hazardous Materials or (iii) to give notice to or receive approval from any Governmental Authority or other Person or record any disclosure document, in each case, pertaining to environmental conditions affecting the Real Property; and
(f) Each member of the Issuer Group has in place, and is complying with the terms of, systems and processes designed to ensure its compliance with all applicable Environmental Law in all material respects, and those systems and processes have been designed with professional skill, care and diligence. The Issuer has made available to Buyer a true, correct and complete copy of all environmental site assessment (including Phase I and Phase II) reports relating to the Business and the Leased Real Property in the possession, custody or control of any member of the Issuer Group.
Section 3.20 Tax. There are no federal, state, county, local or foreign Taxes due and payable (including any Tax withholding obligations) by any member of the Issuer Group which have not been timely paid (or withheld) to the applicable Taxing Authority. There are no accrued and unpaid federal, state, country, local or foreign Taxes of any member of the Issuer Group which are due, whether or not assessed or disputed. There have been no examinations or audits of any Tax Returns or reports of any member of the Issuer Group by any Taxing Authority. Each member of the Issuer Group has duly and timely filed all Tax Returns required to have been filed by such Person, all such Tax Returns are true, complete and correct in all material respects. There are in effect no waivers of applicable statutes of limitations with respect to Taxes for any year. No claim has ever been made by any Taxing Authority in any jurisdiction in which any member of the Issuer Group has not filed Tax Returns that any member of the Issuer Group is or may be subject to taxation by that jurisdiction or is or was required to file a Tax Return in such jurisdiction. As of each of the Initial Closing and any Reserve Release Closing, with the exception of Carbon Revolution and its direct and indirect subsidiaries, each Subsidiary of the Issuer shall be, and at all times since its formation shall have been, classified as a disregarded entity of such Issuer for U.S. federal income tax purposes. No member of the Issuer Group: (a) has agreed to make any adjustment pursuant to Section 481(a) of the Code, (b) has any knowledge that the IRS has proposed, in writing, such adjustment or a change in accounting method with respect to any member of the Issuer Group or (c) has any application pending with the IRS or any other Governmental Authority requesting permission for any change in accounting method. No member of the Issuer Group has engaged in any “listed” or “reportable” transactions (as defined under the Treasury Regulations promulgated under Section 6011 of the Code). The issue of the Securities to Buyer and the consummation of all other transactions contemplated by the Transaction Documents should not result in the imposition or assessment of Taxes on the Issuer Group. Notwithstanding anything to the contrary contained here, the Issuer makes no representations or warranties regarding the amount, value or condition of, or any limitations on, any Tax asset or attribute of the Issuer Group (e.g., net operating losses). Notwithstanding anything to the contrary contained here, Tax Representations (other than the Tax Representations made in the seventh and eighth sentences of this Section 3.20) are made solely with respect to taxable periods (or portions thereof) ending on or before the applicable Reserve Release Closing.
Section 3.21 Intellectual Property. Except as set forth in Schedule 3.21, the Issuer Group collectively owns or possesses adequate licenses or other valid rights to all material Intellectual Property Rights utilized in its Business as currently being conducted or as proposed to be conducted, and no third party has asserted in writing that the conduct of the Business as currently conducted materially infringes on, misappropriates or otherwise violates any Intellectual Property Rights owned by any member of the Issuer Group or of a third party. To the Issuer’s Knowledge, no Person is materially infringing on, misappropriating or otherwise violating any Intellectual Property Rights that may be owned by any member of the Issuer Group. No member of the Issuer Group has received any written notice of any material default or the occurrence of any event that, with notice or lapse of time or both, could constitute a material default under any Intellectual Property Rights license to which a member of the Issuer Group is a party or is otherwise expressly bound.
Section 3.22 Data Protection. Except as could not have a Material Adverse Effect on the Issuer and its Subsidiaries, taken as a whole, to the Knowledge of the Issuer, there have been no security breaches, violations of any security policy or applicable law or instances of unauthorised access to data or information used by any member of the Issuer Group. The Issuer Group maintains commercially reasonable policies and procedures regarding data security and privacy, and administrative, technical and physical safeguards, and the foregoing policies, procedures and safeguards are, in each case and in all material respects, in compliance with all applicable contractual obligations and applicable laws.
Section 3.23 No Defects. Except as set out in Schedule 3.23, there is no defect, fault or other condition, actual, potential or threatened, of any product line supplied or manufactured by a member of the Issuer Group.
Section 3.24 No Product Call. No product of any member of the Issuer Group is involved in any product recall, an after sale warning, or an investigation by a Governmental Authority as to its safety or as to its compliance with applicable law or standards, or with any warranty given or representation made by that member of the Issuer Group, and, to the Knowledge of the Issuer, there are no circumstances that could give rise to such recall, warning or investigation.
Section 3.25 Personal Property. (a) Each member of the Issuer Group has good and marketable title to, or valid leasehold interests in, or license or other right to use, all of its respective material tangible personal property and other Assets (other than Real Property) of such Person (“Personal Property”), free and clear of all Liens other than Permitted Liens, and (b) the Assets of each member of the Issuer Group are free from material defects other than any defect that does not interfere with the current use thereof in the conduct of normal operation of the Assets.
No Affiliate of the Issuer Group (other than a member of the Issuer Group) owns, legally or beneficially, any assets which (i) are or were used in its Business up to the applicable Closing, or (ii) are contemplated for use in its Business at or after the applicable Closing.
(i) The Leased Real Property and the Personal Property of the Issuer Group include all rights, assets and property which are necessary, as of the applicable Closing Date, to conduct the Business in the Ordinary Course and consistent with the Most Recent Budget, reasonable wear and tear excepted, and (ii) the Issuer reasonably expects the Issuer Group will be able to obtain on commercially reasonable terms additional material assets necessary for construction, development and operation of the Business in accordance with the Most Recent Budget other than consumables used in the Ordinary Course, inventory sold in the Ordinary Course, and dispositions of worn-out or surplus assets in the Ordinary Course.

Section 3.26 No Bankruptcy.
(a) No petition or notice has been presented, no order has been made and no resolution has been passed for the bankruptcy, liquidation, winding up or dissolution of any member of the Issuer Group. No receiver, trustee, custodian or similar Person has been appointed in respect of the whole, or any part, of any member of the Issuer Group, its Business, or the Assets of the Issuer Group; and no suspension of payments order, wind-up order or similar has been made and to the Knowledge of the Issuer no petition has been presented for such an order, in respect of the Issuer Group. No meeting of any member of the Issuer Group has been convened at which a resolution for bankruptcy, liquidation, winding-up, or dissolution of such member of the Issuer Group has been proposed, and no member of the Issuer Group has any plan or intention of, or have they received notice that any other Person has any plan or intention of, filing, making or obtaining any such petition, notice, order or resolution or of seeking the appointment of a receiver, trustee, custodian or similar Person. No voluntary arrangement, compromise or similar arrangement with creditors has been proposed, agreed or sanctioned in respect of the Issuer Group.
(b) After giving effect to the transactions contemplated by this Agreement, the Issuer will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the present fair saleable value of its assets will be less than the amount required to pay its probable liability on its debts as they become absolute and matured), (ii) have unreasonably small capital with which to engage in its business, or (iii) have incurred or plan to incur debts beyond its ability to pay as they become absolute and matured.
(c) Without limiting the above sub-sections, where a member of the Issuer Group is a company to which the Corporations Act applies, that member is not subject to any of the following events: (i) it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act); (ii) it is in liquidation, in provisional liquidation, under administration or wound up or has had a Controller appointed to its property; (iii) it is subject to any arrangement (including a deed of company arrangement or scheme of arrangement other than the Scheme Acquisition), assignment, moratorium or compromise or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the other parties to this document); (iv) an application or order has been made (and in the case of an application which is disputed by the person, it is not stayed, withdrawn or dismissed within 30 days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, in respect of any of the things described in any of the above paragraphs; (v) it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand; (vi) it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which another party to this document reasonably deduces it is so subject). For the purposes of this clause “Corporations Act” means the Australian Corporations Act 2001 (Cth).
Section 3.27 Budgets. The Most Recent Budget reflects the most recent budget utilized by the Issuer Group and Business.
Section 3.28 Books and Records; Bank Accounts.
(a) All books and records of each member of the Issuer Group and its Business have been maintained in accordance with Applicable Law in all material respects and in the Ordinary Course of the applicable member of the Issuer Group and are complete and accurate in all material respects. The minute books and other corporate and membership records of the Issuer Group members properly reflect all material corporate and limited liability action of the members, governing bodies (including committees thereof) and members, as applicable, of the Issuer Group.
(b) Schedule 3.28(b) sets forth (i) a complete and accurate list of all of the bank accounts that each member of the Issuer Group maintains and the Persons who are authorized to sign for or draw upon such accounts, (ii) the balance of each such account as of a date not earlier than two (2) Business Days prior to the date of this Agreement and (iii) the names of all Persons, if any, holding powers of attorney from the applicable member of the Issuer Group in respect of such bank accounts.

Section 3.29 Guarantees. Except as set forth on Schedule 3.29, no member of the Issuer Group has entered into any indemnity (other than indemnification provisions included in existing customer or supplier contracts entered into in the Ordinary Course), guarantee, surety, letter of comfort or other contingent liability or commitment in respect of the liabilities or obligations of any Person other than a member of the Issuer Group.
Section 3.30 Broker Fees. Except as set forth on Schedule 3.30, neither Buyer, the Issuer Group nor any of their Affiliates will be responsible for any investment banking, broker’s, finder’s or other fee or commission to any broker, finder, financial advisor or investment banker in connection with the transactions contemplated by this Agreement and the other Transaction Documents based upon arrangements made by or on behalf of the Issuer Group or its Affiliates prior to the applicable Closing.
Section 3.31 Business Combination Agreement; Ancillary Agreements. The Business Combination Agreement and each of the Ancillary Agreements to which the Issuer or any of its Subsidiaries is a party have been duly executed and delivered by the Issuer and its Subsidiaries, as applicable, and assuming the due authorization, execution and delivery of the same by the other parties thereto, the Business Combination Agreement and such Ancillary Agreements constitute valid and legally binding obligations of the Issuer and its Subsidiaries, as applicable, enforceable against the Issuer and its Subsidiaries, as applicable, in accordance with their respective terms, except as such enforceability may be limited by the Enforceability Exceptions. To the Knowledge of the Issuer, no party to the Business Combination Agreement or any of the Ancillary Agreements to which the Issuer or any of its Subsidiaries is a party is in a material breach of or default under the Business Combination Agreement or such Ancillary Agreements, as applicable.
Section 3.32 No Other Representations. The Issuer acknowledges that, except for fraud and the representations and warranties expressly set forth in Article 4 and in the other Transaction Documents, none of the Buyer nor any of its Affiliates or representatives has made or is making any express or implied representation or warranty of any nature to the Issuer, its Affiliates or any of its representatives, at law or in equity, with respect to Buyer, or any of its Affiliates or any other matter related to the transactions contemplated hereby, and the Issuer hereby expressly disclaims reliance on any such other representations or warranties (including as to the accuracy or completeness of any such information provided to the Issuer Group). Without limiting the generality of the foregoing, the Issuer acknowledges that, except as set forth herein or other Transaction Documents or fraud: the Buyer makes no representation or warranty with respect to any information or documents made available to the Issuer Group or its counsel, accountants or advisors with respect to the Buyer or its Affiliates.
ARTICLE 4  Representations and Warranties of Buyer
Buyer represents and warrants to the Issuer as of the Execution Date and as of each Closing Date, that:
Section 4.01 Existence and Power. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware. Buyer is duly qualified or licensed to do business in each jurisdiction in which the ownership, leasing or operation of the Assets makes such qualification or licensing necessary, except in any jurisdiction where the failure to be so duly qualified or licensed would not reasonably be expected to result in a material impairment on Buyer’s ability to perform its obligations hereunder.
Section 4.02 Authorization; Enforceability. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby are within the powers of Buyer and have been duly authorized by all necessary action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, subject to the Enforceability Exceptions.
Section 4.03 Governmental Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority by Buyer.
Section 4.04 Non-Contravention. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate the Charter Documents of Buyer, (b) violate any Applicable Law, (c) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Buyer or to a loss of any benefit to which Buyer is entitled under any provision of any agreement or other instrument binding upon Buyer, or (d) result in the creation or imposition of any material Lien on any asset of Buyer, except, in the case of each of clauses (b), (c) and (d), as would not reasonably be expected to result in a material delay in or impairment of Buyer’s ability to perform its obligations hereunder or under the other Transaction Documents to which it is a party.
Section 4.05 Purchase for Investment; Accredited Investor. Buyer is purchasing the Acquired Interests for investment for its own account and not with a present view to, or for sale in connection with, any distribution thereof, in each case, in violation of Applicable Law. Buyer (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities. Buyer acknowledges that the sale of the Acquired Interests hereunder has not been registered under the Securities Act or any state securities laws, and that the Acquired Interests may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act or pursuant to an exemption from the Securities Act or in a transaction not subject thereto. Buyer represents that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act.
Section 4.06 Litigation. There is no Action pending or, to Buyer’s Knowledge, Threatened, against Buyer that seeks an Order restraining, enjoining or otherwise prohibiting or making illegal any of the transactions contemplated by this Agreement. Buyer is not subject to any Order, except to the extent any such Order would not reasonably be expected to materially affect Buyer’s ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.
Section 4.07 Broker Fees . Except as set forth on Schedule 4.07, neither the Issuer nor any of its Affiliates will be responsible for any investment banking, broker’s, finder’s or other fee or commission to any broker, finder, financial advisor or investment banker in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer or any of its Affiliates.
Section 4.08 Inspections; No Other Representations.
(a) Buyer is an informed and sophisticated purchaser, and has engaged expert advisors, experienced in the evaluation and investment in companies such as the Issuer Group as contemplated hereunder. Buyer has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement. Buyer acknowledges that the Issuer Group has given Buyer access to employees, documents and facilities of the Issuer Group to the extent requested by Buyer.
(b) Buyer acknowledges that, except for fraud and the representations and warranties expressly set forth in article 3, the Issuer Disclosure Schedules and in the other Transaction Documents, none of the Issuer, any of its Subsidiaries, or any of their respective Affiliates or representatives has made or is making any express or implied representation or warranty of any nature to Buyer, its Affiliates or any of their representatives, at law or in equity, with respect to the Issuer, any of its Subsidiaries, or any of their respective Affiliates or any other matter related to the transactions contemplated hereby, and Buyer hereby expressly disclaims reliance on any such other representations or warranties (including as to the accuracy or completeness of any such information provided to Buyer). Without limiting the generality of the foregoing, Buyer acknowledges that, except as set forth herein or the Issuer Disclosure Schedules or other Transaction Documents or in the case of fraud, the Issuer and each of its Subsidiaries make no representation or warranty with respect to any projections delivered to or made available to Buyer of future revenues, future results of operations, future cash flows or future financial condition of the Issuer, any of its Subsidiaries or any of their other respective Assets.
ARTICLE 5  Covenants
Section 5.01 Share Capital Reduction. Within ten (10) Business Days of the Initial Closing, the Issuer shall apply to the High Court of Ireland for an order confirming the Share Capital Reduction (the “Share Capital Reduction Order”) and shall use best efforts to obtain the Share Capital Reduction Order as promptly as practicable (and in any event, within sixty (60) days) following the Initial Closing.
Section 5.02 Conduct of Business. Except (x) for the operations covered by the Most Recent Budget and (y) as expressly consented to in writing by Buyer, the Issuer agrees that from and after the Execution Date until the Initial Closing, the Issuer shall (and shall cause its Affiliates to), operate their businesses in the Ordinary Course in compliance with Applicable Laws and the terms of Material Contracts, consistent with the Financial Statements, using good faith reasonable efforts to (a) maintain their key assets, personnel and relationships and arrangements,

(b) avoid actions that could lead to a Material Adverse Effect and (c) consummate the transactions contemplated hereby. The Issuer agrees that, from and after the Execution Date until the Initial Closing, the Issuer shall not incur fees, expenses, costs or other Liabilities in excess of those included in the Most Recent Budget unless (x) Buyer provides prior written consent to the incurrence of such fees, expenses, costs or other Liabilities or (y) such fees, expenses, costs or other Liabilities are paid exclusively from the aggregate gross proceeds of any equity financing transaction consummated after the date hereof with any third party Person (other than, for the avoidance of doubt, the Issuer, its Subsidiaries, their respective Affiliates or Buyer or its Affiliates).
Section 5.03 Confidentiality. Each of the parties hereto agrees to maintain the confidentiality of the Confidential Information (as defined herein), except that Confidential Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees, board members (and members of committees thereof), managers, agents, consultants, Persons providing administration and settlement services and other professional advisors, including accountants, auditors, legal counsel, investment advisers or managers (to the extent providing investment advice relating to the transactions contemplated by this Agreement) and other advisors, in each case, with a bona fide need to know (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (ii) to the extent requested by any applicable regulatory or supervisory body or authority, by Applicable Laws or regulations or by any subpoena, oral question posed at any deposition, interrogatory or similar legal process; provided that the party hereto from whom disclosure is being required shall give notice thereof to the other party hereto as soon as practicable (unless restricted from doing so and except where disclosure is to be made to a regulatory or supervisory body or authority during the ordinary course of its supervisory or regulatory function), (iii) to any other party to this Agreement, (iv) subject to an agreement containing provisions substantially the same as those of this Section 5.03, to any assignee of, or any prospective assignee of, any of its rights or obligations under this Agreement in accordance with Section 14.04, (v) with the consent of the other party hereto, (vi) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 5.03. For the purposes of this Section 5.03, “Confidential Information” means all information received from a party hereto relating to such party’s business or otherwise furnished pursuant to this Agreement or any of the other Transaction Documents, other than any such information that is available to the receiving party on a non-confidential basis prior to disclosure by the disclosing party. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section 5.03 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.
Section 5.04 Further Assurances; Regulatory Approvals. After the each Closing, each Party shall execute and deliver such other notifications, documents, certificates, agreements and other writings and to take such other actions or otherwise cooperate, in each case, as may be necessary or desirable in order to consummate or document the consummation of the transactions contemplated by this Agreement.
Section 5.05 Exclusivity. The Issuer agrees that, from and after the Execution Date until the Initial Closing, no member of the Issuer Group will, and each member of the Issuer Group will direct its respective Representatives acting on its respective behalf not to, directly or indirectly, (a) solicit or initiate any inquiry, indication of interest, proposal or offer from any third party, relating to a Competing Transaction (as defined herein), (b) participate in any discussions or negotiations with any third party, regarding, or furnish or make available to such third party, as applicable, any information with respect to, a Competing Transaction, other than to make such third party, as applicable, aware of the provisions of this Section 5.05 or (c) enter into any understanding, arrangement, agreement, agreement in principle or other commitment (whether or not legally binding) with any third party, relating to a Competing Transaction. In addition, the Issuer shall, and shall cause each member of the Issuer Group and each of their respective Representatives to, terminate immediately after execution hereof any discussions and/or negotiations with any third party relating to a Competing Transaction. For purposes hereof, “Competing Transaction” shall mean any financing transaction between a member of the Issuer Group and any other Person (other than Buyer and its Affiliates), including the issuance or sale to, or investment by, a Person in any newly issued or currently outstanding Equity Interests of any member of the Issuer Group, but shall not include transactions related to the Permitted Indebtedness.
Section 5.06 Public Announcements. No party hereto will issue, or permit any of its Affiliates or representatives to issue, any press release or otherwise make any public statements or announcements regarding this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby without the prior written consent of the other Parties (which consent will not be unreasonably withheld, conditioned or delayed), except (i) as otherwise determined to be necessary or appropriate to comply with Applicable Law or any rules or regulations of any stock exchange, supervisory, regulatory or other Governmental Authority having jurisdiction over it or any of its Affiliates, in which case the Party required to issue such press release or public announcement will (x) to the extent reasonably practicable and not legally prohibited under the circumstances, provide the other party with prompt written notice of any such requirement so that such other party may in its sole discretion seek a protective order or other appropriate remedy, and the publicizing party will cooperate with the other party to obtain any such protective order or other remedy, and (y) use reasonable efforts to provide the other Parties a reasonable opportunity to comment on such press release or public announcement in advance of such publication; (ii) to Buyer or its Affiliates’ or Related Funds’ direct or indirect investors and potential investors; (iii) that Buyer, its Affiliates, their advisors and investors in Related Funds may make disclosures in response to a broad information request not specifically targeted at Issuer Group, as required by regulators, Governmental Authorities, and taxation authorities without notice to the Issuer and without obtaining assurances that information will be treated confidentially; and such disclosure shall not be a violation of this agreement; provided that if such regulators, Governmental Authorities and taxation authorities make information requests specifically targeted at or regarding the Issuer Group, Buyer will promptly notify the Issuer of such information request; or (iv) in connection with the exercise of any rights or remedies under the Transaction Documents. The parties hereto will consult with each other concerning the means by which the employees, customers, and suppliers of the Issuer and the Subsidiaries of the Issuer and others having dealings with the Issuer or any Subsidiary of the Issuer will be informed of the transactions contemplated by this Agreement, if at all.
Section 5.07 Access. From and after the Execution Date and up to and including the earlier of (a) the date upon which this Agreement is terminated pursuant to the terms hereof and (b) the final Closing Date, the Issuer shall afford to Buyer and its Affiliates and their respective representatives reasonable access, during normal business hours, to the assets, personnel and all books and records and other documents in Issuer’s or its Affiliates’ possession reasonably related to the transactions contemplated hereby.
Section 5.08 Use of Proceeds. Unless otherwise expressly provided in this Agreement, the proceeds from the sale of the Securities will be used consistent with the Most Recent Budget and the funds flow memorandum to be mutually agreed prior to the Initial Closing (such agreement not to be unreasonably withheld, conditioned or delayed) and not for any other purpose without the prior written consent of the Buyer.
Section 5.09 Business Combination Agreement. The Issuer and each of its Subsidiaries shall timely satisfy and comply with all of their respective obligations, satisfy all conditions within their respective control, enforce all of their respective rights and enforce all of the obligations of the other parties thereto under the Business Combination Agreement and each Ancillary Agreement to which the Issuer or any of its Subsidiaries is a party, as applicable, and shall use reasonable best efforts to cause the transactions contemplated by the Business Combination Agreement, including the Scheme Acquisition, to be consummated in accordance with the terms and subject to the conditions thereof as promptly as reasonably practicable following the date hereof. Neither the Issuer nor any of its Subsidiaries shall amend, waive any term or provision of or modify the Business Combination Agreement or any Ancillary Agreement to which it is a party in any manner that could reasonably be expected to be materially adverse to Buyer without the prior written consent of Buyer. The Issuer and its Subsidiaries shall promptly notify Buyer upon having knowledge of any material breach or default under the Business Combination Agreement or any Ancillary Agreement to which the Issuer or any of its Subsidiaries is a party by any party thereto.
Section 5.10 Further Share Capital Reductions. In the event that, at any time following the Share Capital Reduction, the Issuer has insufficient profits available for distribution to cover the amount of any cash dividend or redemption amount payable on the Class A Preferred Shares, the Issuer shall take all steps necessary or expedient to effect further reductions of its company capital pursuant to sections 84 and 85 of the Act, including (a) the reduction and cancellation of the Issuer’s then un-denominated capital and (b) the capitalization, reduction and cancellation of amounts then standing to the credit of any other un-distributable reserve of the Issuer, such that the reserve arising as result will be treated as profits available for distribution within the meaning of section 117 of the Act.
Section 5.11 Right of First Offer. Until the earlier of (i) the expiration of the Availability Period and (ii) the first date on which all Subsequent Acquired Interests and Reserve Release Acquired Interests have been issued to, and subscribed for by, Buyer, in the event that any member of the Issuer Group desires to seek any additional financing, the proceeds of which will primarily be used in connection with the direct or indirect funding, construction or development of the Investments, the Issuer shall promptly provide a notice thereof to Buyer (the “ROFO Notice”) with the material details of such proposed financing, the funding requirements and use of proceeds thereof and supporting documentation, in each case, in form and substance reasonably satisfactory to Buyer.
(a) Buyer shall have ten (10) days from the date of receipt of a ROFO Notice to provide a written offer to the Issuer to provide all or a portion of such financing (such right, the “ROFO” and such a written offer, an “Offer”), which Offer shall contain the material terms on which Buyer would fund such an aggregate amount, including details regarding the equity security that Buyer would receive in exchange for such funding.
(b) Buyer and the Issuer shall for up to thirty (30) days following receipt by the Issuer of such Offer, negotiate in good faith the terms of such financing following submission of an Offer. If the Issuer accepts the Offer or Buyer and the Issuer reach agreement with respect to mutually acceptable terms for such financing, Buyer and the Issuer shall work together in good faith to close the financing within sixty (60) days of the acceptance of the Offer, which period shall be extended to the extent that the Issuer and Buyer are continuing to work in good faith, on terms substantially similar to those set forth in the Offer or as otherwise mutually agreed by the Issuer and Buyer, to effectuate a closing. If the Issuer rejects the Offer or otherwise fails to timely affirmatively accept or reject the Offer or the Issuer and Buyer fail to reach agreement with respect to the terms of such financing in accordance with this Section 5.11(b) within such forty-five (45) day period (in which case, for the avoidance of doubt, such Offer shall be deemed to have been rejected), the Issuer shall have the right to seek alternative equity financing; provided, that any alternative equity financing must be completed within the six (6) months following such rejection and shall be on terms that are more favorable, in the aggregate, to the Issuer than those that were proposed by Buyer in the Offer. If such alternative equity financing is not completed within six (6) months or otherwise cannot be obtained on more favorable terms, then the Issuer shall be required to repeat the process in this Section 5.10 and provide another ROFO Notice to Buyer and allow for Buyer to present another Offer.
Section 5.12 Tax Matters.
(a) Within twelve (12) months of the Initial Closing Date, the Issuer shall:
(i) file U.S. Tax Forms 5472 to report affiliate transactions between Carbon Revolution Operations and Carbon Revolution (USA) LLC for the 2019 and 2020 taxable years;
(ii) file state tax returns in the States of Michigan and Kentucky reflecting historical sales through the date hereof;
(iii) collect U.S. sales tax resale exemption certificates from U.S. customers for historical sales through the date hereof; and
(iv) produce documentation in a form reasonably satisfactory to Buyer validating the Issuer’s eligibility for Jobkeeper Payment Subsidies received during fiscal year 2021.
Section 5.13 Monitoring Commission. For so long as an Initial Acquired Interests or Subsequent Interests remain outstanding, the Issuer shall pay to OIC LP, on each one-year anniversary of the Initial Closing Date, an amount in cash equal to [***] in immediately available funds to an account designated in writing by OIC LP no less than three (3) Business Days prior to such payment date.
Section 5.14 Business Interruption Insurance. The Issuer shall procure business interruption insurance, in form and substance reasonably satisfactory to the Buyer, within ninety (90) days of the Initial Closing (or such other date agreed to in writing by Buyer and the Issuer (email being sufficient)).
Section 5.15 Equity Financing. The Issuer shall use best efforts to obtain aggregate gross proceeds of at least US$20,000,000 from the issuance and sale of Ordinary Shares to Persons (other than Buyer or its Affiliates) in one or more transactions within twelve (12) months of the Initial Closing Date (each such transaction, an “Equity Financing”). The Issuer shall inform Buyer promptly (and in any event within forty-eight (48) hours) as to all material communications, negotiations, developments and proposed terms relating to the Equity Financing contemplated by this Section 5.15. Each of the Issuer and Buyer agree to use best efforts take such other actions or otherwise cooperate, in each case, as may be necessary or desirable in order to consummate the Equity Financing.

Section 5.16 JLR Confirmation. The Issuer shall use commercially reasonable efforts to cause JLR to agree to participate in an advance payment arrangement substantially similar to that described in the GM and Santander Term Sheet.
Section 5.17 FIRB Application. If Buyer, after obtaining Australian legal advice, requires the Issuer to submit a Foreign Investment Review Board application with respect to the transactions contemplated hereby, the Issuer shall submit an application to the Foreign Investment Review Board with respect to the relevant transactions contemplated hereby and shall pay all fees relating thereto and shall use best efforts to obtain approval of such application, including in each case, as promptly as practicable in advance of any Subsequent Closing or Reserve Release Closing that could reasonably be expected to result in Buyer and its Affiliates obtaining beneficial ownership of greater than or equal to 20.0% of the issued and outstanding share capital or voting power of the Issuer.
ARTICLE 6  Buyer’s Conditions to Initial Closing
The obligations of Buyer to consummate the transactions contemplated by this Agreement with respect to the Initial Closing are subject, at the option of Buyer, to the fulfillment or waiver by Buyer, on or prior to the Initial Closing of each of the following conditions:
Section 6.01 Representations.
(a) The representations and warranties of the Issuer contained in this Agreement (other than the Designated Issuer Representations) shall be true and correct in all respects in each case on and as of the Initial Closing Date with the same force and effect as though such representations and warranties had been made on the Initial Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date, or as otherwise permitted to be changed by the terms hereof), without giving effect to any limitation as to “materiality,” “material adverse effect” or similar qualifiers set forth therein, except for those breaches, if any, of such representations and warranties that in the aggregate could not have a material adverse effect on the business of the Issuer Group or Issuer’s ability to timely consummate the transactions contemplated by this Agreement.
(b) The Designated Issuer Representations shall be true and correct in all respects except for de minimis inaccuracies in each case on and as of the Initial Closing Date with the same force and effect as though such representations and warranties had been made on the Initial Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date).
Section 6.02 Performance. The Issuer shall have performed, observed or complied with, in all material respects, all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by the Issuer is required prior to or at the Initial Closing Date.
Section 6.03 Share Capital Reduction. (i) The Issuer having resolved, by special resolution passed by its shareholders, to approve the Share Capital Reduction and to direct its board of directors to take all steps necessary or expedient for the purposes of effecting the Share Capital Reduction, (ii) Carbon Revolution having published an announcement on the Australian Stock Exchange regarding (a) the Issuer’s entry into this Agreement and the transactions contemplated hereby and (b) the Issuer’s intention to effect the Share Capital Reduction, in form and substance reasonably satisfactory to Buyer, and (iii) the Issuer having filed with the SEC a prospectus supplement disclosing (a) the Issuer’s entry into this Agreement and the transactions contemplated hereby and (b) the Issuer’s intention to effect the Share Capital Reduction, in each case, in form and substance reasonably satisfactory to Buyer.
Section 6.04 No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to any member of the Issuer Group and no Applicable Law with respect to any member of the Issuer Group shall have been proposed, passed or adopted, which could, or could reasonably be expected to, prohibit, ban or otherwise make uneconomic the operation of the Business.
Section 6.05 No Intercompany Indebtedness. Except for Indebtedness between Carbon Revolution Operations and the Issuer arising in connection with employee lease agreements in place with respect to employees employed by Carbon Revolution (USA) LLC, no Indebtedness between or among any member(s) of the Issuer Group, on the one hand, and any other member of the Issuer Group or any of their Affiliates, on the other hand, shall remain outstanding or otherwise exist.

Section 6.06 No Legal Proceedings. No Action instituted by any Person (other than Buyer or any Affiliate of Buyer) shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement. No order, award or judgment shall have been issued by any Governmental Authority or arbitrator to restrain, prohibit, enjoin or declare illegal, or awarding substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation or other requirement has been promulgated or enacted and is in effect, that on a temporary or permanent basis restrains, enjoins or invalidates the transactions contemplated by this Agreement.
Section 6.07 Business Interruption Insurance. The Issuer has obtained business interruption insurance as required by the Existing Lease, or a waiver thereof, and has provided evidence satisfactory to the Buyer of such.
Section 6.08 Consents. The Issuer has obtained the consents and the waivers set forth on Schedule 6.08.
Section 6.09 Stock Exchange Quotation; Qualification. The Ordinary Shares have been approved for listing on the NYSE American or Nasdaq. No suspension of the qualification of the Ordinary Shares for offering or sale or trading in any jurisdiction and, to the Issuer’s knowledge, no initiation nor threatening of any proceedings for any of such purposes, has occurred and is continuing as of the Initial Closing.
Section 6.10 Officer’s Certificate. An authorized officer of the Issuer shall execute and deliver a certificate dated as of the Initial Closing Date certifying on behalf of the Issuer that the conditions set forth in Section 6.01, Section 6.02, Section 6.04, Section 6.05, Section 6.06 and Section 6.09 have been fulfilled by the Issuer and, if applicable, any exceptions to such conditions that have been waived by Buyer.
Section 6.11 Initial Closing Deliverables. The Issuer shall have delivered (or be ready, willing and able to deliver at the Initial Closing) to Buyer the documents and other items required to be delivered by the Issuer under Section 2.02(b).
Section 6.12 Business Combination Agreement. There shall have been no material amendment to, material waiver of any provision or term of or material modification of the Business Combination Agreement, except to the extent consented to in writing by Buyer, and the Scheme Acquisition shall have been consummated in accordance with the terms of the Business Combination Agreement.
Section 6.13 GM and Santander Term Sheet. The Issuer shall have delivered to Buyer (i) a term sheet with respect to a commercial agreement with each of General Motors and Santander (the “GM and Santander Term Sheet”) in form and substance reasonably satisfactory to Buyer, duly executed by each of the parties thereto, or (ii) other documentation in form and substance reasonably satisfactory to Buyer evidencing a substantially similar agreed upon advance payment arrangement.
Section 6.14 Vendor Agreements. The Issuer shall have delivered to Buyer copies of the Vendor Agreements, duly executed by each of the parties thereto.
ARTICLE 7  Buyer’s Conditions to a Subsequent Closing
The obligations of Buyer to consummate the transactions contemplated by this Agreement with respect to a Subsequent Closing are subject, at the option of Buyer, to the fulfillment or waiver by Buyer, on or prior to such Subsequent Closing of each of the following conditions (collectively, the “Subsequent Funding Conditions Precedent”):
Section 7.01 Representations.
(a) The representations and warranties of the Issuer contained in this Agreement (other than the Designated Issuer Representations) shall be true and correct in all respects in each case on and as of the Subsequent Closing Date with the same force and effect as though such representations and warranties had been made on the Subsequent Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date, or as otherwise permitted to be changed by the terms hereof), without giving effect to any limitation as to “materiality,” “material adverse effect” or similar qualifiers set forth therein, except for those breaches, if any, of such representations and warranties that in the aggregate could not have a material adverse effect on the business of the Issuer Group or Issuer’s ability to timely consummate the transactions contemplated by this Agreement.
(b) The Designated Issuer Representations shall be true and correct in all respects except for de minimis inaccuracies in each case on and as of the Subsequent Closing Date with the same force and effect as though such representations and warranties had been made on the Subsequent Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date).
Section 7.02 Performance. The Issuer shall have performed, observed or complied with, in all material respects, all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by the Issuer is required prior to or at the Subsequent Closing Date.
Section 7.03 No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to any member of the Issuer Group and no Applicable Law with respect to any member of the Issuer Group shall have been proposed, passed or adopted, which could, or could reasonably be expected to, prohibit, ban or otherwise make uneconomic the operation of the Business.
Section 7.04 No Intercompany Indebtedness. Except for Indebtedness between Carbon Revolution Operations and the Issuer arising in connection with employee lease agreements in place with respect to employees employed by Carbon Revolution (USA) LLC, no Indebtedness between or among any member(s) of the Issuer Group, on the one hand, and any other member of the Issuer Group or any of their Affiliates, on the other hand, shall remain outstanding or otherwise exist.
Section 7.05 No Legal Proceedings. No Action instituted by any Person (other than Buyer or any Affiliate of Buyer) shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement. No order, award or judgment shall have been issued by any Governmental Authority or arbitrator to restrain, prohibit, enjoin or declare illegal, or awarding substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation or other requirement has been promulgated or enacted and is in effect, that on a temporary or permanent basis restrains, enjoins or invalidates the transactions contemplated by this Agreement.
Section 7.06 Stock Exchange Quotation; Qualification. The Ordinary Shares are listed on the NYSE American or Nasdaq. No suspension of the qualification of the Ordinary Shares for offering or sale or trading in any jurisdiction and, to the Issuer’s knowledge, no initiation nor threatening of any proceedings for any of such purposes, has occurred and is continuing as of the Subsequent Closing.
Section 7.07 Officer’s Certificate. An authorized officer of the Issuer shall execute and deliver a certificate dated as of the Subsequent Closing Date certifying on behalf of the Issuer that (i) the conditions set forth in Section 7.01, Section 7.02, Section 7.03, Section 7.04, Section 7.05 and Section 7.06 have been fulfilled by the Issuer and, if applicable, any exceptions to such conditions that have been waived by Buyer and (ii) the Issuer is in compliance with Item 11 of Schedule I of the Constitution.
Section 7.08 Subsequent Closing Deliverables. The Issuer shall have delivered (or be ready, willing and able to deliver at the Subsequent Closing) to Buyer the documents and other items required to be delivered by the Issuer under Section 2.04(b).
Section 7.09 Subsequent Plant(s). If the proceeds of the Subsequent Closing are to be used by the Company for purposes of a Subsequent Plant, then the Issuer shall have satisfied the conditions set forth on Schedule 7.09.
Section 7.10 Investment Committee Approval. Buyer’s investment committee shall have approved the subscription for the applicable Subsequent Acquired Interests, provided, however, that if all other conditions in this Article 7 are satisfied except for this Section 7.10, the consent rights in Sections 6(e)(i) and (ii) of the Warrant shall terminate.
ARTICLE 8  Buyer’s Conditions to a Reserve Release Closing
The obligations of Buyer to consummate the transactions contemplated by this Agreement with respect to a Reserve Release Closing are subject, at the option of Buyer, to the fulfillment or waiver by Buyer, on or prior to such Reserve Release Closing of each of the following conditions (collectively, the “Reserve Release Funding Conditions Precedent”):
Section 8.01 Representations.
(a) The representations and warranties of the Issuer contained in this Agreement (other than the Designated Issuer Representations) shall be true and correct in all respects in each case on and as of such Reserve Release Closing Date with the same force and effect as though such representations and warranties had been made on such Reserve Release Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date, or as otherwise permitted to be changed by the terms hereof), without giving effect to any limitation as to “materiality,” “material adverse effect” or similar qualifiers set forth therein, except for those breaches, if any, of such representations and warranties that in the aggregate could not have a material adverse effect on the business of the Issuer Group or Issuer’s ability to timely consummate the transactions contemplated by this Agreement.
(b) The Designated Issuer Representations shall be true and correct in all respects except for de minimis inaccuracies in each case on and as of such Reserve Release Closing Date with the same force and effect as though such representations and warranties had been made on such Reserve Release Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date).
Section 8.02 Performance. The Issuer shall have performed, observed or complied with, in all material respects, all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by the Issuer is required prior to or at such Reserve Release Closing Date.
Section 8.03 No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to any member of the Issuer Group and no Applicable Law with respect to any member of the Issuer Group shall have been proposed, passed or adopted, which could, or could reasonably be expected to, prohibit, ban or otherwise make uneconomic the operation of the Business.
Section 8.04 No Intercompany Indebtedness. No Indebtedness between or among any member(s) of the Issuer Group, on the one hand, and any other member of the Issuer Group or any of their Affiliates, on the other hand, shall remain outstanding or otherwise exist.
Section 8.05 No Legal Proceedings. No Action instituted by any Person (other than Buyer or any Affiliate of Buyer) shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement. No order, award or judgment shall have been issued by any Governmental Authority or arbitrator to restrain, prohibit, enjoin or declare illegal, or awarding substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation or other requirement has been promulgated or enacted and is in effect, that on a temporary or permanent basis restrains, enjoins or invalidates the transactions contemplated by this Agreement.
Section 8.06 Stock Exchange Quotation; Qualification. The Ordinary Shares are listed on the NYSE American or Nasdaq. No suspension of the qualification of the Ordinary Shares for offering or sale or trading in any jurisdiction and, to the Issuer’s knowledge, no initiation nor threatening of any proceedings for any of such purposes, has occurred and is continuing as of such Reserve Release Closing.
Section 8.07 Officer’s Certificate. An authorized officer of the Issuer shall execute and deliver a certificate dated as of such Reserve Release Closing Date certifying on behalf of the Issuer that (i) the conditions set forth in Section 8.01, Section 8.02, Section 8.03, Section 8.04, Section 8.05 and Section 8.06 have been fulfilled by the Issuer and, if applicable, any exceptions to such conditions that have been waived by Buyer and (ii) the Issuer is compliance with Item 11 of Schedule I of the Constitution.
Section 8.08 Reserve Release Closing Deliverables. The Issuer shall have delivered (or be ready, willing and able to deliver at such Reserve Release Closing) to Buyer the documents and other items required to be delivered by the Issuer under Section 2.06(b).
ARTICLE 9  Issuer’s Conditions to Initial Closing
The obligations of the Issuer to consummate the issuance of the Initial Securities hereunder is subject, at the option of the Issuer, to the fulfillment by Buyer or waiver by the Issuer, on or prior to the Initial Closing of each of the following conditions precedent:
Section 9.01 Representations.
(a) The representations and warranties of Buyer contained in this Agreement (other than the Designated Buyer Representations) shall be true and correct in all respects in each case on and as of the Initial Closing Date with the same force and effect as though such representations and warranties had been made on the Initial Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date, or as otherwise permitted to be changed by the terms hereof), without giving effect to any limitation as to “materiality,” “material adverse effect” or similar qualifiers set forth therein, except for those breaches, if any, of such representations and warranties that in the aggregate could not reasonably be expected to have a material adverse effect on Buyer’s ability to timely consummate the transactions contemplated by this Agreement.
(b) The Designated Buyer Representations shall be true and correct in all respects except for de minimis inaccuracies in each case on and as of the Initial Closing Date with the same force and effect as though such representations and warranties had been made on the Initial Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date).
Section 9.02 Performance. Buyer shall have performed, observed or complied, in all material respects, with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Buyer is required prior to or at the Initial Closing Date.
Section 9.03 No Legal Proceedings. No Action instituted by any Person (other than the Issuer or any of its Affiliate) shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement. No order, award or judgment shall have been issued by any Governmental Authority or arbitrator to restrain, prohibit, enjoin or declare illegal, or awarding substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation or other requirement has been promulgated or enacted and is in effect, that on a temporary or permanent basis restrains, enjoins or invalidates the transactions contemplated by this Agreement.
Section 9.04 Initial Closing Deliverables. Buyer shall have delivered (or be ready, willing and able to deliver at the Initial Closing) to the Issuer the documents and other items, including the Initial Subscription Price, required to be delivered by Buyer under Section 2.02(a).
ARTICLE 10  Issuer’s Conditions to Subsequent Closing
The obligations of the Issuer to consummate the issuance of Subsequent Acquired Interests hereunder is subject, at the option of the Issuer, to the fulfillment by Buyer or waiver by the Issuer, on or prior to the applicable Subsequent Closing of each of the following conditions precedent:
Section 10.01 Representations.
(a) The representations and warranties of Buyer contained in this Agreement (other than the Designated Buyer Representations) shall be true and correct in all respects in each case on and as of the Subsequent Closing Date with the same force and effect as though such representations and warranties had been made on the Subsequent Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date, or as otherwise permitted to be changed by the terms hereof), without giving effect to any limitation as to “materiality,” “material adverse effect” or similar qualifiers set forth therein, except for those breaches, if any, of such representations and warranties that in the aggregate could not reasonably be expected to have a material adverse effect on Buyer’s ability to timely consummate the transactions contemplated by this Agreement.
(b) The Designated Buyer Representations shall be true and correct in all respects except for de minimis inaccuracies in each case on and as of the Subsequent Closing Date with the same force and effect as though such representations and warranties had been made on the Subsequent Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date).
Section 10.02 Performance. Buyer shall have performed, observed or complied, in all material respects, with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Buyer is required prior to or at the Subsequent Closing Date.
Section 10.03 No Legal Proceedings. No Action instituted by any Person (other than the Issuer or any of its Affiliate) shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement. No order, award or judgment shall have been issued by any Governmental Authority or arbitrator to restrain, prohibit, enjoin or declare illegal, or awarding substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation or other requirement has been promulgated or enacted and is in effect, that on a temporary or permanent basis restrains, enjoins or invalidates the transactions contemplated by this Agreement.
Section 10.04 Subsequent Closing Deliverables. Buyer shall have delivered (or be ready, willing and able to deliver at the Subsequent Closing) to the Issuer the documents and other items, including the Subsequent Subscription Price, required to be delivered by Buyer under Section 2.04(a).
ARTICLE 11  Issuer’s Conditions to a Reserve Release Closing
The obligations of the Issuer to consummate the issuance of the applicable Reserve Release Acquired Interests hereunder is subject, at the option of the Issuer, to the fulfillment by Buyer or waiver by the Issuer, on or prior to such Reserve Release Closing of each of the following conditions precedent:
Section 11.01 Representations.
(a) The representations and warranties of Buyer contained in this Agreement (other than the Designated Buyer Representations) shall be true and correct in all respects in each case on and as of such Reserve Release Closing Date with the same force and effect as though such representations and warranties had been made on such Reserve Release Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date, or as otherwise permitted to be changed by the terms hereof), without giving effect to any limitation as to “materiality,” “material adverse effect” or similar qualifiers set forth therein, except for those breaches, if any, of such representations and warranties that in the aggregate could not reasonably be expected to have a material adverse effect on Buyer’s ability to timely consummate the transactions contemplated by this Agreement.
(b) The Designated Buyer Representations shall be true and correct in all respects except for de minimis inaccuracies in each case on and as of such Reserve Release Closing Date with the same force and effect as though such representations and warranties had been made on such Reserve Release Closing Date (except for such representations and warranties which by their express provisions are made as of an earlier date, in which case they shall be true and correct as of such earlier date).
Section 11.02 Performance. Buyer shall have performed, observed or complied, in all material respects, with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Buyer is required prior to or at such Reserve Release Closing Date.
Section 11.03 No Legal Proceedings. No Action instituted by any Person (other than the Issuer or any of its Affiliate) shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement. No order, award or judgment shall have been issued by any Governmental Authority or arbitrator to restrain, prohibit, enjoin or declare illegal, or awarding substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation or other requirement has been promulgated or enacted and is in effect, that on a temporary or permanent basis restrains, enjoins or invalidates the transactions contemplated by this Agreement.
Section 11.04 Subsequent Closing Deliverables. Buyer shall have delivered (or be ready, willing and able to deliver at such Reserve Release Closing) to the Issuer the documents and other items, including the joint written instructions to the Escrow Agent in respect of the Reserve Funds Balance, required to be delivered by Buyer under Section 2.06(a).
ARTICLE 12  Indemnification
Section 12.01 Survival.
(a) Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the final Closing Date and shall remain in full force and effect until the date that is twelve (12) months following final Closing Date; provided, that notwithstanding the foregoing, (i) each of the Designated Issuer Representations and the Designated Buyer Representations shall survive until the expiration of the applicable statute of limitations plus sixty (60) days and (ii) the Tax Representations shall survive until the date that is five (5) years following the final Closing Date, having regard, without limitation, to: (A) any waiver given in respect of such Taxes, and (B) any entitlements of a Governmental Authority to assess or reassess in respect of such Taxes, without limitation, in the event of any failure to file an applicable Tax Return, fraud or misrepresentation attributable to neglect, carelessness or willful default.

(b) All covenants and agreements contained herein shall survive the final Closing and remain in full force and effect in accordance with their respective terms or, if no duration is specified, until the applicable statutes of limitations related thereto (after giving effect for any waiver or extension thereof) plus sixty (60) days.
(c) Notwithstanding any provision to the contrary herein, with the exception of fraud (as to which a claim may be made at any time prior to the expiration of the applicable statute of limitations and without regard to any other limitations on survival set forth in this Agreement), no Party shall have any liability with respect to any claim for indemnification made under this Article 12 as a result of a breach of a representation, warranty, covenant or agreement unless a Claim Notice is delivered prior to the expiration of the applicable period of survival as provided in Section 12.04.
Section 12.02 Indemnification by Buyer. Subject to the other terms of this Agreement, Buyer will indemnify, defend and hold harmless the Issuer, its Affiliates, and each of the Issuer’s and its Affiliates’ respective partners, managers, members, directors, officers, employees and agents (collectively, the “Issuer Indemnitees”) from and against any and all Losses arising out of or resulting from:
(a) the failure of any of Buyer’s representations or warranties contained in this Agreement to be true and correct;
(b) fraud in the making of any of the representations or warranties of Buyer contained in this Agreement; and
(c) the failure of Buyer to perform any of its covenants, obligations or other agreements under this Agreement.
Section 12.03 Indemnification by the Issuer.
(a) Subject to the other terms of this Agreement, the Issuer shall indemnify, defend and hold harmless Buyer and its Affiliates and Buyer’s and its Affiliates’ respective partners, managers, members, directors, officers, employees and agents (collectively, the “Buyer Indemnitees”) from and against any and all Losses arising out of or resulting from, without duplication:
(i) the failure of any of the representations or warranties of the Issuer contained in this Agreement to be true and correct;
(ii) fraud in the making of any of the representations or warranties of the Issuer contained in this Agreement;
(iii) the failure of the Issuer to perform any of its covenants, obligations or other agreements under this Agreement;
(iv) any Taxes imposed on any member of the Issuer Group for any taxation year or period that begins before the Closing Date and ends on or before the Closing Date, and any Taxes imposed on any member of the Issuer Group in respect of the portion of any Straddle Period ending on the Closing Date and which the Issuer Group has failed to duly and timely pay or remit to the applicable Governmental Authority, any Transfer Taxes, and any Taxes or other liability resulting from any failure to comply with any “bulk sales” or similar pre-sale tax clearance procedures required pursuant to the transactions contemplated by this Agreement; and
(v) any Taxes (including Transfer Taxes referred to in Section 14.14) imposed on the Buyer or its Affiliates as a result of the issuance of the Securities to the Buyer or its Affiliates or the consummation of any other transaction contemplated by the Transaction Documents.
(b) Notwithstanding the foregoing or anything in this Agreement to the contrary, the aggregate amount of all Losses for which the Issuer may be liable for any Claim by Buyer arising out of or related to Section 12.03 will not exceed an amount equal to the portion of the Subscription Price actually funded.
(c) Except for fraud of the Issuer, the Issuer will not have any liability with respect to any Claim or series of related Claims with respect to Losses incurred by the Buyer Indemnitees under Section 12.03(a)(i) (other than in the case of Losses arising from the failure of any Designated Buyer Representations and Tax Representations) (such Losses, “Ordinary Rep Losses”) until such time as Ordinary Rep Losses, which are incurred by the

Buyer Indemnitees under Section 12.03(a)(i) collectively exceed US$500,000 (the “Ordinary Rep Basket”), in which case, subject to the other provisions of this Section 12.03, the Issuer will be liable to indemnify the Buyer Indemnitees for all Losses from dollar one (including below and above the Ordinary Rep Basket).
(d) For the avoidance of doubt, (i) the calculation of the amount of any Losses pursuant to this Section 12.03 shall properly take into account the amount and nature of Buyer’s equity interests in the Issuer and (ii) in no event shall any indemnity payment due pursuant to this Section 12.03 be borne, directly or indirectly, by Buyer through any reduction in distributions or redemption payments that would be made to Buyer under the Company Articles but for such indemnity payment. In furtherance of the foregoing and notwithstanding anything in this Agreement to the contrary, recognizing that, following the Initial Closing, Buyer will be an equityholder of Issuer and thus bear a portion of the cost of any indemnification payments made by Issuer hereunder, the Parties have agreed that the amount of any indemnification to be provided to any Buyer Indemnitee pursuant to Section 12.03(a) shall be equitably adjusted to offset any Losses incurred by the Buyer Indemnitees arising from the payment of an indemnity claim to the Buyer Indemnitees hereunder by the applicable Issuer. Further, notwithstanding anything contained in this Agreement or the Company Articles to the contrary, Buyer shall have the right, in its discretion, to cause any amounts due and payable to any Buyer Indemnity in respect of any Losses for which such Buyer Indemnitee is entitled to indemnification pursuant to this Article 12 to be paid, in whole or in part (in each case subject to available funds in the Reserve Account), from the Contingency Funds.
Section 12.04 Claim Procedures. Each Issuer Indemnitee and Buyer Indemnitee (each, an “Indemnitee”) agrees that after it becomes aware of facts giving rise to a claim by it for indemnification pursuant to this Article 12, such Indemnitee must promptly assert its claim for indemnification under this Article 12 (each, a “Claim”) by providing a written notice (a “Claim Notice”) to the Party allegedly required to provide indemnification protection under this Article 12 (each, an “Indemnitor”) specifying, in reasonable detail, the nature and basis for such Claim. Notwithstanding the foregoing, an Indemnitee’s failure to send or delay in sending a Claim Notice will not relieve the Indemnitor from liability hereunder with respect to such Claim except to the extent and only to the extent the Indemnitor is materially prejudiced by such failure or delay.
Section 12.05 Third Party Claims.
(a) In the event of the assertion of any third party Claim with respect to which, by the terms of this Article 12, an Indemnitor is obligated to indemnify an Indemnitee (a “Third Party Claim”), the Indemnitor will have the right, at such Indemnitor’s expense, to assume the defense of such Third Party Claim including the appointment and selection of counsel on behalf of the Indemnitee, so long as such counsel is reasonably acceptable to the Indemnitee. Upon assuming the defense of any such Third Party Claim, the Indemnitor shall, subject to this Section 12.05, diligently prosecute such Third Party Claim to a final conclusion or settle such Third Party Claim; provided, however, that the Indemnitor will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnitee (not to be unreasonably withheld or delayed) unless (i) the Indemnitor unconditionally acknowledges and agrees that the Indemnitee is entitled to indemnification under (and subject to the express limitations contained in) this Article 12 with respect to such Third Party Claim and (ii) the judgment or proposed settlement involves the payment of money damages by the Indemnitor only and does not impose an injunction or other equitable relief upon the Indemnitee and does not include any admission of guilt or wrongdoing.
(b) If the Indemnitor elects to assume the defense of a Third Party Claim, the Indemnitee will be entitled, at its own cost and expense, to employ separate counsel and participate in the defense of any such Third Party Claim. If the Third Party Claim is asserted against both the Indemnitor and the Indemnitee and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the Indemnitor and the Indemnitee, the Indemnitor shall be responsible for paying for separate counsel for the Indemnitee (selected by the Indemnitee); provided, however, that if there is more than one Indemnitee, the Indemnitor shall not be responsible for paying for more than one law firm to represent the Indemnitees, regardless of the number of Indemnitees. The Indemnitor shall have no liability with respect to any compromise or settlement of any Third Party Claim effected without its written consent (which shall not be unreasonably withheld, conditioned or delayed).
(c) If (i) the Indemnitor accepts responsibility for any such Third Party Claim but fails to diligently prosecute such Third Party Claim in accordance with Section 12.05(a), (ii) the Indemnitor fails to accept responsibility for such Third Party Claim or (iii) such Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, investigation or allegation, the Indemnitee may assume control of such defense with counsel of its own choice, and any costs or expenses reasonably incurred by the Indemnitee in connection therewith will be Losses hereunder.
(d) Notwithstanding anything to the contrary in this Agreement, the Indemnitor will not be permitted to settle, compromise, take any corrective or remedial action or enter into an agreed judgment or consent decree, in each case, that subjects the Indemnitee to any criminal liability, requires an admission of guilt or wrongdoing on the part of the Indemnitee or imposes any continuing restrictive obligation on or requires any payment from the Indemnitee without the Indemnitee’s prior written consent.
Section 12.06 Payments. The Indemnitor will pay an indemnification payment due under this Article 12 to the Indemnitee within five (5) Business Days after it is established (by final, un-appealable Order of any court conducted in accordance with this Agreement or agreement of the Indemnitor and the Indemnitee) that the Indemnitee is entitled to such payment under this Article 12. If a Claim involves an undisputed and disputed portion, the Indemnitor will promptly pay the undisputed portion, and the disputed portion will be paid if and when finally determined.
Section 12.07 Certain Limitations.
(a) IN NO EVENT SHALL ANY INDEMNITOR BE LIABLE TO ANY INDEMNITEE PURSUANT TO THIS ARTICLE 12 FOR ANY PUNITIVE DAMAGES EXCEPT FOR AMOUNTS (I) PAYABLE TO THIRD PARTIES PURSUANT TO A THIRD PARTY CLAIM, (II) THAT ARE THE NATURAL, PROBABLE AND REASONABLY FORESEEABLE RESULT OF THE RELEVANT BREACH OR OTHER MATTER GIVING RISE THERETO OR (III) THAT INVOLVE FRAUD OR WILLFUL MISCONDUCT OF SUCH INDEMNITOR IN CONNECTION WITH THIS AGREEMENT.
(b) For the purposes of determining the amount of Loss resulting from any breach of any representation or warranty contained in this Agreement pursuant to Section 12.03, the determination shall be made without references to the terms “material,” “materiality,” “Material Adverse Effect,” “material adverse effect” or other similar qualifications as to materiality (other than specific monetary thresholds) contained in any such representation or warranty.
Section 12.08 Exclusive Remedy. Subject to Section 14.13 and following sentence, the Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims for any misrepresentation or breach of any representation, warranty, covenant, agreement or obligation set forth herein, shall be pursuant to the indemnification provisions set forth in this Article 12 and no Person will have any other rights, claims or causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein. Notwithstanding anything in this Section 12.08 to the contrary (including the foregoing sentence), nothing in this Agreement shall limit or otherwise restrict a claim for fraud brought by any Party against any other Party, any breach of contract claim relating to this Article 12 or any Party’s right to seek and obtain any equitable relief to which any Person shall be entitled pursuant to Section 14.13. For the avoidance of doubt, any breach of the Transaction Documents will be governed by the rights and remedies thereunder, and the provisions set forth in this Article 12 shall not be applicable to such breach.
ARTICLE 13  Termination
Section 13.01 Right of Termination. This Agreement and the transactions contemplated herein (other than transactions consummated prior thereto) may be terminated at any time at or prior to the final Closing:
(a) by the mutual written agreement of the Issuer and Buyer;
(b) by Buyer, if the Issuer shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (or there would be such a breach of a representation or warranty if a Closing were scheduled to occur at the time of the Issuer’s delivery of the notice of termination of this Agreement), which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.01 or Section 6.02, respectively and (B) cannot be cured by the Issuer by November 30, 2023 (the “Outside Date”) or, if capable of being cured, shall not have been cured within thirty (30) days following receipt of written notice from Buyer stating Buyer’s intention to terminate this Agreement pursuant to this Section 13.01(b) and the basis for such termination; provided that Buyer shall not have the right to terminate this Agreement pursuant to this Section 13.01(b) if it is then in material breach of any of its representations, warranties, covenants or other agreements hereunder;

(c) by the Issuer, if Buyer shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 9.01(a) or Section 9.01(b), respectively, and (B) cannot be cured by Buyer by the Outside Date or, if capable of being cured, shall not have been cured within thirty (30) days following receipt of written notice from the Issuer stating Issuer’s intention to terminate this Agreement pursuant to this Section 13.01(c) and the basis for such termination; provided, that the Issuer shall not have the right to terminate this Agreement pursuant to this Section 13.01(c) if it is then in material breach of any of its representations, warranties, covenants or other agreements hereunder;
(d) by Buyer, if: (i) all of the conditions to a Closing set forth in article 6 and Article 9 were satisfied or waived as of the date on which such Closing should have been consummated pursuant to the terms of this Agreement (other than those conditions that by their terms are to be satisfied at such Closing and could have been satisfied or would have been waived assuming a Closing would occur), (ii) Buyer has notified the Issuer that Buyer is ready, willing and able to consummate the transactions contemplated by this Agreement, and (iii) the Issuer fails to consummate such Closing within two (2) Business Days after the delivery of such notification by Buyer;
(e) by the Issuer, if: (i) all of the conditions to a Closing set forth in Article 5.09 and Article 9 were satisfied or waived as of the date on which such Closing should have been consummated pursuant to the terms of this Agreement (other than those conditions that by their terms are to be satisfied at such Closing and could have been satisfied or would have been waived assuming a Closing would occur), (ii) the Issuer has notified Buyer that the Issuer is ready, willing and able to consummate the transactions contemplated by this Agreement, and (iii) Buyer fails to consummate such Closing within two (2) Business Days after the delivery of such notification by the Issuer;
(f) by Buyer, if, the board of directors of Carbon Revolution determines that a proposal received from any Person is, or would be reasonably likely to be, an actual, proposed or potential, Superior Proposal (as defined in that certain Scheme Implementation Deed, dated as of November 29, 2022, by and among the Issuer, SPAC and Carbon Revolution, as amended, supplemented or otherwise modified from time to time prior to the date hereof) and thereafter enters into a definitive agreement with Person relating to such Superior Proposal; or
(g) by either Party if no Closing has occurred on or before the Outside Date, provided, however that a Party may not terminate this Agreement pursuant to this Section 13.01(f) if such Party is at such time in material breach of this Agreement.
Section 13.02 Effect of Termination. If the obligation to close the transactions contemplated by this Agreement is terminated pursuant to any provision of Section 13.01 hereof, then, except for the provisions of Article 1 necessary to give context to the surviving provisions, Section 5.03, Article 12, this Section 13.02, and Article 14 (other than Section 14.04), this Agreement shall forthwith become void and the Parties shall have no liability or obligation hereunder.
Section 13.03 Termination Fee.
(a) Notwithstanding anything to the contrary in Section 13.02, if this Agreement is terminated for any reason pursuant to article 13 and, at such time, Buyer has the right to terminate this Agreement pursuant to Section 13.01(f), then Buyer shall be entitled to receive as liquidated damages (and not as a penalty) an amount equal to $1,500,000 (the “Superior Proposal Termination Fee”) as Buyer’s sole and exclusive remedy free and clear of any claims by the Issuer under this Agreement. The Issuer shall pay the Superior Proposal Termination Fee in cash in immediately available funds by wire transfer to the account provided by Buyer (the “Superior Proposal Termination Fee Wire Instructions”) within three (3) Business Days of receipt of the Termination Fee Wire Instructions. Upon payment of the Superior Proposal Termination Fee, Buyer shall promptly forfeit and surrender the Carbon Revolution Warrant to Carbon Revolution for no consideration and the Carbon Revolution Warrant shall thereafter be cancelled.
(b) Notwithstanding anything to the contrary in Section 13.02, if this Agreement is terminated for any reason pursuant to article 13 and, at such time, Buyer does not have the right to terminate this Agreement pursuant to Section 13.01(f), then Buyer shall be entitled to receive as liquidated damages (and not as a penalty) an amount equal to $500,000 (the “Alternative Termination Fee” and, together with the Superior Proposal Termination Fee, each, a “Termination Fee”) as Buyer’s sole and exclusive remedy free and clear of any claims by the Issuer under this Agreement. To the extent that Buyer is entitled to the Alternative Termination Fee, (i) , until the Alternative Termination Fee is paid in full in accordance with this Section 13.03(b), Buyer shall have a first priority claim to the first proceeds released from the Equity Cure Reserve Fund in an amount up to the amount of the Alternative Termination Fee and (ii) Carbon Revolution Operations shall, on November 23, 2023, pay the Alternative Termination Fee in cash in immediately available funds by wire transfer to the account provided by Buyer. To the extent that Buyer is entitled to the Alternative Termination Fee, following the termination of this Agreement in accordance with its terms and until such Alternative Termination Fee is paid, Carbon Revolution Operations shall not terminate, amend or modify, or waive any provision of, the IP Loan Facility in a manner that would impede or prohibit Carbon Revolution Operation’s ability to pay the Alternative Termination Fee in accordance with this Section 13.03.
(c) The Parties and Carbon Revolution recognize that Buyer’s actual damages for the circumstances described in this Section 13.03 would be difficult or impossible to ascertain with reasonable certainty and agree that the applicable Termination Fee is a reasonable liquidated damages amount for such breach or failure to perform the transactions contemplated hereby.
ARTICLE 14  Miscellaneous
Section 14.01 Notices. All notices, demands, requests and other communications to any Party hereunder shall be in writing (including electronic mail (“e-mail”) transmission) and will be deemed properly given (a) when sent, if sent by e-mail and successfully delivered to the intended recipient’s e-mail server, and (b) one (1) Business Day following sending by overnight delivery by a nationally-recognized overnight delivery service that provides a receipt of delivery. All notices, requests and other communications sent by means other than e-mail or overnight delivery will be deemed received (i) on the date of receipt by the recipient thereof, if received prior to 5:00 p.m. Eastern Time in the place of receipt and such day is a Business Day in the place of receipt or (ii) otherwise, on the next succeeding Business Day in the place of receipt. All notices, requests and other communications are to be sent to the following addresses or such other address as a Party may hereafter specify for the purpose by notice to the other parties hereto:
if to Buyer, to:
OIC Structured Equity Fund I GPFA Range, LLC
OIC Structured Equity Fund I Range, LLC
292 Madison Avenue, Suite 2500 New York, NY 10017 Email: Team_Range@OIC.com; CLE@OIC.com Attention: Equity Team
with a copy (which will not constitute notice to Buyer) to:
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
E-mail: jeffrey.greenberg@lw.com; ryan.maierson@lw.com
Attention: Jeffrey Greenberg; Ryan Maierson
if to the Issuer, to:
Carbon Revolution Public Limited Company
Ten Earlsfort Terrace
Dublin 2, D02 T380, Ireland
E-mail: connor.manning@arthurcox.com
Attention: Connor Manning

with a copy (which will not constitute notice to Issuer) to:
Goodwin Procter LLP
620 Eighth Avenue
New York, New York 10018
E-mail: JLetalien@goodwinlaw.com;
JArel@goodwinlaw.com
Attention: Jeffrey Letalien, Jocelyn Arel
if to Carbon Revolution Operations, to:
Carbon Revolution Operations PTY LTD
Geelong Technology Precinct
75 Pigdons Road, Waurn Ponds
Victoria 3216
Australia
E-mail: kim.tremoulet@carbonrev.com
Attention: Kim Tremoulet
with a copy (which will not constitute notice to Issuer) to:
Goodwin Procter LLP
620 Eighth Avenue
New York, New York 10018
E-mail: JLetalien@goodwinlaw.com;
JArel@goodwinlaw.com
Attention: Jeffrey Letalien, Jocelyn Arel
or to such other address as such Party may hereafter specify in writing for the purpose by notice to the other parties hereto.
Section 14.02 Amendments and Waivers.
(a) Any provision of this Agreement may be (i) amended, if such amendment is in writing and is duly executed by Buyer, the Issuer and, solely with respect to amendments to Section 13.03, Carbon Revolution Operations, and (ii) waived, if such waiver is in writing and is signed by the party entitled to the benefit thereof.
(b) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.
Section 14.03 Expenses. The Issuer shall be solely responsible for the costs of all the external legal, accounting, and other professional advisors incurred or that will be incurred in anticipation of, relating to or in connection with the transactions contemplated in this Agreement by the Issuer Group. Additionally, the Issuer shall be solely responsible for the Transaction Expense Reimbursement Amount.
Section 14.04 Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other parties hereto, except that a party may, by notice to (and without the consent of) the other parties, assign this Agreement to its Affiliate on the condition that the assigning party and any such assignee shall remain obligated hereunder notwithstanding any such assignment.
Section 14.05 Governing Law. This Agreement and all questions, claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution, performance, interpretation or enforcement of this Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the laws of the State of New York or any other jurisdiction that would call for the application of the substantive or procedural laws of any jurisdiction other than New York.
Section 14.06 Jurisdiction. Each party hereby irrevocably and unconditionally, for itself and its property, submits to the exclusive jurisdiction of the federal and state courts in the City of New York in the State of New York

(and of the appropriate appellate courts therefrom) (such courts, the “Forum”), in any Action arising out of or relating to this Agreement or any transaction contemplated hereby, and agrees that all claims in respect of such Action may be heard and determined in the Forum, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any Action except in the Forum, (b) agrees that any claim in respect of any Action may be heard and determined in the Forum, (c) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such Action in the Forum, and (d) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such Action in the Forum. Each party hereby agrees that service of summons, complaint or other process in connection with any Action contemplated hereby may be made by registered or certified mail addressed to such party at the address specified pursuant to Section 14.01, and that service so made will be effective as if personally made in the State of New York.
Section 14.07 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS BY THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, ORAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.
Section 14.08 Counterparts; Effectiveness; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, whether delivered by facsimile transmission, .pdf or otherwise, each of which will be considered an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each party hereto will have received a counterpart hereof signed by the other party hereto. Until and unless each party hereto has received a counterpart hereof signed by the other party hereto, this Agreement will have no effect and no party will have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and permitted assigns.
Section 14.09 Electronic Signatures. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement or any other document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 14.10 Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement.
Section 14.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 14.12 Disclosure Schedules. The Issuer has set forth information on the disclosure schedules delivered by the Issuer to Buyer on the Execution Date (the “Issuer Disclosure Schedules”) in a section thereof that corresponds to the section of this Agreement to which it relates. A matter set forth in one section of the Issuer Disclosure Schedules shall be deemed set forth in any other section so long as its relevance to such other section of the Issuer Disclosure Schedules or section of the Agreement is reasonably apparent on the face of the information disclosed therein to the Person to which such disclosure is being made. The Parties acknowledge and agree that (a)

the Issuer Disclosure Schedules may include certain items and information solely for informational purposes for the convenience of Buyer and the disclosure by the Issuer of any matter in the Issuer Disclosure Schedules will not be deemed to constitute an acknowledgment by the Issuer that the matter is required to be disclosed by the terms of this Agreement or that the matter is material.
Section 14.13 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof. The Parties acknowledge and agree that each party will be entitled to enforce specifically the terms and provisions of this Agreement, or to enforce compliance with, the covenants and obligations of any other party, in each case in the Forum, and no party shall assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to law or inequitable for any reason, nor that a remedy of monetary damages would provide an adequate remedy or that the Parties otherwise have an adequate remedy at law. Any party seeking an Order of specific performance shall not be required to provide any bond or other security in connection therewith.
Section 14.14 Transfer Taxes. Any transfer, real property transfer, sales, use, excise, stamp, conveyance, commercial activity, and any other similar Taxes applicable to, arising out of or imposed upon the transactions contemplated hereunder (“Transfer Taxes”) arising in connection with the transactions contemplated by this Agreement, including the issue of the Securities, shall be borne by the Issuer Group. The Issuer shall prepare and file any related Tax Return with respect to such Transfer Taxes; provided, that prior to the filing thereof, Buyer will have the right to review, comment on, and consent (not to be unreasonably withheld or delayed) to any Tax Return in respect of Transfer Taxes. Buyer shall be entitled to deduct and withhold from the Subscription Price an amount equal to any Transfer Taxes imposed or to be imposed on Buyer that are known on the applicable Closing Date and such deduction or withholding shall be treated for the purposes of Section 2.08 as if it was a deduction or withholding required by Applicable Law. The Parties intend to take the position that no Transfer Taxes apply to the issuance of the Warrant or the Securities.
Section 14.15 Arm’s Length Transaction. Buyer and the Issuer agree and acknowledge that the transactions contemplated by this Agreement and the Transaction Documents have been negotiated in good faith and as an arm’s length transaction between unconnected persons.
[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
ISSUER:

CARBON REVOLUTION PUBLIC LIMITED COMPANY

By:	/s/ Jacob Dingle
Name: Jacob Dingle
Title: Director
[Signature Page to Securities Purchase Agreement]

BUYER:

OIC STRUCTURED EQUITY FUND I RANGE, LLC

By: OIC Structured Equity Fund I AUS, L.P., its sole member
By: OIC Structured Equity Fund I GP, L.P., its general partner
By: OIC Structured Equity Fund I Upper GP, LLC, its general partner

By:	/s/ Nazar Massouh
Name:	Nazar Massouh
Title:	CEO and Managing Partner

BUYER:

OIC STRUCTURED EQUITY FUND I GPFA RANGE, LLC

By: OIC Structured Equity Fund I GPFA, L.P., its sole member
By: OIC Structured Equity Fund I GP, L.P., its general partner
By: OIC Structured Equity Fund I Upper GP, LLC, its general partner

By:	/s/ Nazar Massouh
Name:	Nazar Massouh
Title:	CEO and Managing Partner
[Signature Page to Securities Purchase Agreement]

Solely for purposes of Sections 3.01, 3.02, 3.04 and 13.03 and Article 14

CARBON REVOLUTION OPERATIONS

By:	/s/ Jacob Dingle
Name: Jacob Dingle
Title: Director

By:	/s/ David Nock
Name: David Nock
Title: General Counsel and Company Secretary
[Signature Page to Securities Purchase Agreement]

Exhibit A

Form of Company Articles
[Exhibit A to Securities Purchase Agreement]

Exhibit B

Form of Warrant
[Exhibit B to Securities Purchase Agreement]

Annex C
THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO RULE 144 OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT, AND IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION THEREFROM.
THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE MADE AVAILABLE TO ANY PERSON OR ENTITY IN ANY MEMBER STATE OF THE EUROPEAN ECONOMIC AREA EXCEPT IN ANY OF THE CIRCUMSTANCES SET OUT IN ARTICLE 1(4)(A)-(D) OF REGULATION (EU) 2017/1129 OF THE EUROPEAN PARLIAMENT AND OF THE COUNCIL OF 14 JUNE 2017 ON THE PROSPECTUS TO BE PUBLISHED WHEN SECURITIES ARE OFFERED TO THE PUBLIC OR ADMITTED TO TRADING ON A REGULATED MARKET, AS AMENDED (THE “EU PROSPECTUS REGULATION”) AND WHICH DOES NOT OBLIGATE THE COMPANY TO PUBLISH A PROSPECTUS PURSUANT TO ARTICLE 3(1) OF THE EU PROSPECTUS REGULATION.
Warrant No. [ ]	Original Issue Date: [ ], 2023
CARBON REVOLUTION PUBLIC LIMITED COMPANY

WARRANT TO PURCHASE ORDINARY SHARES
FOR VALUE RECEIVED, Carbon Revolution Public Limited Company, a public limited company incorporated in Ireland with registered number 607450 (the “Company”), hereby certifies that OIC Structured Equity Fund I GPFA Range, LLC, a Delaware limited liability company, and OIC Structured Equity Fund I Range, LLC, a Delaware limited liability company (together with their successors and permitted assigns, the “Holders”), are entitled to subscribe for, and to be allotted and issued, a number of ordinary shares with a nominal value of US$0.0001 per share in the capital of the Company (“Ordinary Shares”) equal to (a) the Vested Warrant Amount (subject to adjustment as provided in the definition thereof and in Section 7), less (b) the number of Ordinary Shares previously issued to the Holders from time to time as a result of any partial exercise of this Warrant in accordance with Section 2, at a subscription price per Ordinary Share equal to the Exercise Price, all subject to the terms and conditions set forth in this Warrant.
1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
“Act” means the means the Irish Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force.
“Affiliate” means with respect to a specified Person, any Person that directly or indirectly Controls, is Controlled by, or is under common Control with, the specified Person; provided, however, that any entity for which such Person may be an officer, director or equity holder, but which such Person does not otherwise Control, directly or indirectly, shall not be deemed to be an Affiliate solely as a result of such relationship.
“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Ordinary Shares in respect of which this Warrant is then being exercised pursuant to Section 2, multiplied by (b) the Exercise Price.
“Availability Period” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
“Business Day” means any day except a Saturday, Sunday or a legal holiday on which banks in New York, New York, United States of America, Australia or Dublin, Ireland are authorized or obligated by applicable law to close.
“Business Combination” means the transactions contemplated by that certain Business Combination Agreement, dated as of November 29, 2022, by and among the Company, Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company, Carbon Revolution and Poppettell Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of the Company.
“Carbon Revolution” means Carbon Revolution Limited, an Australian public company with Australian Company Number (ACN) 128 274 653 listed on the Australian Securities Exchange.

“Company Articles” means the articles of association of the Company as amended by special resolution passed on [•], 2023, as the same may be amended, modified or supplemented from time to time.
“Company Warrants” means the warrants issued in connection with the closing of the Business Combination, each of which entitles the holder thereof to acquire one Ordinary Share at an exercise price of $11.50 per share.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Draw Right” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
“Equity Incentive Plan” means the Carbon Revolution Public Limited Company 2023 Share Option and Incentive Plan, attached as Annex G to the Company’s final prospectus, dated September 8, 2023, filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act.
“Equity Interest” means, with respect to a Person that is a legal entity, (a) any equity securities, equity-linked securities (including convertible equity) or any debt convertible or exchangeable into equity securities of such Person, and (b) warrants, options or other rights to purchase or otherwise acquire equity securities in such Person, including in the case of the Company, Ordinary Shares.
“Exercise Price” means US$0.01, as such amount may be adjusted from time to time in accordance with this Warrant.
“Fully-Diluted Basis” means, as of a specified time, the Company’s outstanding share capital, calculated on a fully diluted basis, including: (i) all issued Ordinary Shares (excluding for such purposes any Ordinary Shares issued in exchange for TRCA Class A Ordinary Shares in connection with the Business Combination) as of immediately following the consummation of the Scheme Acquisition; (ii) (x) the Initial Equity Awards together with (y) all Ordinary Shares issued under any equity incentive or similar plan of the Company through the second anniversary of the closing of Business Combination and (z) all Ordinary Shares issuable pursuant to any award made under any equity incentive or similar plan if such Ordinary Shares underlying such award may be exercised, settled or converted on or prior to the second anniversary of the closing of Business Combination; (iii) all Ordinary Shares issuable upon the exercise or conversion of all then-outstanding Equity Interests other than Company Warrants (but including, for the avoidance of doubt, this Warrant) as of immediately following the consummation of the Scheme Acquisition; and (iv) all Ordinary Shares that have been issued upon the cashless exercise or redemption of Company Warrants prior to the time of any calculation under this definition.
“Holder Group” means the Holders, their respective Affiliates and any of their respective investment funds, co-investment vehicles, managed accounts or similar vehicles controlled by the Orion Holders or their Affiliates or transferees.
“Initial Equity Awards” means the issuance of restricted stock units or Ordinary Shares with vesting or other transfer restrictions, in each case, with respect to a number of Ordinary Shares constituting five percent (5%) of the total number of Ordinary Shares issued and outstanding as of immediately following the consummation of the Scheme Acquisition, pursuant to the Equity Incentive Plan.
“Maximum Discount” means, as of the date of any issuance of Ordinary Shares, a price per share not less than 75.0% of the Fair Market Value of an Ordinary Share for the trading day immediately preceding such issuance.
“Member” means a member of the Company.
“Monetization Event” means: (i) the consummation of a transaction or series of transactions pursuant to which the Company, directly or indirectly, effects any merger or consolidation of the Company with or into another Person in which the Company is not the surviving Person; (ii) the consummation of a transaction or series of transactions pursuant to which the Company and its subsidiaries, taken as a whole, directly or indirectly, effect any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole; (iii) the consummation of any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Ordinary Shares are permitted to sell, tender or exchange their Ordinary Shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Ordinary Shares or 50% or more of the voting power of the Equity Interests of the Company; (iv) the consummation of a transaction or series of transactions pursuant to which the Company, directly or indirectly, effects any reclassification, reorganization or recapitalization of the

Ordinary Shares or any compulsory share exchange pursuant to which the Ordinary Shares are effectively converted into or exchanged for other securities, cash or property; (v) the consummation by the Company, directly or indirectly, in a transaction or series of transactions, of a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Ordinary Shares or 50% or more of the voting power of the Equity Interests of the Company; or (vi) the liquidation, dissolution or winding down of the Company.
“OIC” means the Orion Holders and their respective Affiliates.
“OIC Reserve Recovery Event” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
“Original Issue Date” means [•], 2023.
“Orion Holders” means, collectively, [•] and the Holders.
“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or governmental agency.
“Register of Members” means the register of members of the Company kept and maintained in accordance with the requirements of the Act.
“Related Fund” means, with respect to any Person that is an investment fund or holding company wholly owned by one or more investment funds, (a) with respect to any such investment fund, any other investment fund, account or company that is managed, advised or sub-advised by (i) the same investment advisor that manages, advises or sub-advises such Person or (ii) an Affiliate of such investment advisor or (b) with respect to any such holding company, any other holding company wholly owned by one or more investment funds, accounts or companies that is managed, advised or sub-advised by (i) the same investment advisor that manages, advises or sub-advises such Person or (ii) an Affiliate of such investment advisor.
“Scheme Acquisition” means the acquisition by the Company of Carbon Revolution, with Carbon Revolution’s equity being exchanged for equity of the Company by means of the implementation of a scheme of arrangement under Part 5.1 of the Australian Corporations Act 2001 (Cth), upon the terms and subject to the conditions set forth in that certain Scheme Implementation Deed, dated as of November 30, 2022, by and among the Company, Carbon Revolution and Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company (“TRCA”).
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Holders.
“Subsequent Acquired Interests” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
“Subsequent Commitment Amount” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
“Subsequent Commitment Period” means the earlier of (x) the first date on which the Subsequent Commitment Amount has been funded in full by the Holders in one or more Subsequent Closings and (y) the expiration of the Availability Period.
“Subsequent Funding Conditions Precedent” shall have the meaning ascribed to such term in the Securities Purchase Agreement.
“Transfer,” with respect to this Warrant or any of the rights or obligations set forth herein, means direct or indirect sale, exchange, transfer, assignment, pledge, encumbrance, hypothecation or other disposition thereof; provided, that a “Transfer” shall not include (a) any direct or indirect sale, exchange, transfer, assignment, pledge, encumbrance, hypothecation or other disposition of the Equity Interests of the Holder Group and (b) the incurrence of, or exercise of remedies with respect to, any encumbrance on any direct or indirect Equity Interests in the Orion Holders that is in favor of (i) back-leverage lenders to the Orion Holders or their Affiliates or any agent on behalf of such back-leverage lenders, in each case as collateral security, or (ii) any affiliated entity of such back-leverage lender to whom such direct or indirect Equity Interest is transferred by back-leverage lenders, or agents on behalf of back-leverage lenders, in connection with an exercise of remedies.
“Vested Warrant Amount” means, subject to any applicable adjustments pursuant to Section 7, the number of Ordinary Shares issuable to the Holder Group under this Warrant as of a specified date, which shall equal (a) the Vested Warrant Percentage multiplied by (b) the aggregate number of outstanding Ordinary Shares calculated on a Fully-Diluted Basis.
“Vested Warrant Percentage” means: (i) 12.49%; plus (ii) upon the Holders’ subscription for the Second Reserve Release Acquired Interests, 5.00%; plus (iii) upon the earlier of (a) the date on which OIC has funded a Subsequent Closing and (b) the end of the Availability Period, 2.50%; provided, that, if OIC fails to fund a Subsequent Closing upon the satisfaction of the conditions set forth in Article 7 of the Securities Purchase Agreement, clause (iii) shall be null and void.
“Warrant” means this Warrant to Purchase Ordinary Shares and all warrants issued in substitution for, or in replacement of, this Warrant in accordance with the terms hereof.
2. Exercise of Warrant.
(a) Exercise Procedure. This Warrant may be exercised by the Holders in whole at any time or in part at any time and from time to time following the date hereof until the earlier of (x) the seventh (7th) anniversary of the Original Issue Date, and (y) immediately prior to the consummation of a Monetization Event (provided that, with respect to exercises pursuant to clause (y), (1) the Company has provided written notice of such Monetization Event in accordance with Section 6(a)(ii) and (2) the Holders provide Notice of Exercise to the Company no later than ten (10) Business Days after the Holders receive such written notice of such Monetization Event from the Company) for all or any part of the unexercised Ordinary Shares hereunder in an aggregate amount (together with all prior exercises of this Warrant pursuant to this Section 2(a)) not to exceed the then-applicable Vested Warrant Amount, by the Holders:
(i) surrendering this Warrant (or an affidavit of loss if such original Warrant has been lost, stolen or destroyed) together with a duly executed copy of the Notice of Exercise attached hereto as Exhibit A (the “Notice of Exercise”) to the Company at its address for notices hereunder in accordance with Section 11 marked for attention of the company secretary; and
(ii) subject to Section 3, as applicable, paying to the Company the Aggregate Exercise Price in accordance with Section 2(c);
provided, that such Notice of Exercise and related surrender of this Warrant may be conditioned and effective upon the happening of certain events, including the consummation of a Monetization Event.
(b) Time of Exercise; Expiration. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 2(a). At such time, the Person or Persons in whose name or names any Ordinary Shares are to be allotted and issued upon such exercise as provided in Section 2(d) shall be deemed to have been allotted such Ordinary Shares and shall become entitled to all the rights and privileges attaching to such shares with effect from that time. If the Holders do not exercise the Warrant in the time provided in Section 2(a), the Warrant shall expire and shall be void thereafter.
(c) Payment of the Aggregate Exercise Price. Subject to Section 3, as applicable, payment of the Aggregate Exercise Price shall be made by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.
(d) Delivery of Ordinary Shares and/or New Warrant. Upon the effectiveness of any exercise of this Warrant in whole or in part, the Company shall promptly at its expense, and in no event later than five (5) Business Days after such exercise:
(i) enter (or cause to be entered) the name of the Holders, or as the Holders (subject to the payment by such Person of any applicable stamp duty or transfer taxes) may direct, in the Register of Members as the holder of the relevant number of Ordinary Shares; and

(ii) issue (or cause to be issued) in the name of, and deliver (or cause to be delivered) (which may be via electronic delivery with physical delivery to promptly follow if so requested by Holders) to, the Holders, or as the Holders (subject to the payment by such Person of any applicable stamp duty or transfer taxes) may direct:
(1) certificates or evidence of book entries for the Ordinary Shares to which the Holders shall be entitled in connection with such exercise; and
(2) in case such exercise is in part only, a new Warrant (dated the date hereof) evidencing the rights of the Holders to purchase the unexercised Ordinary Shares as provided for by this Warrant, and such new Warrant shall in all other respects be identical to this Warrant.
(e) Records. Upon the Holders’ payment of the Aggregate Exercise Price (in accordance with Sections 2(c) and 3, as applicable), the Company shall, as promptly as practicable, update (or cause to be updated) the records of the Company to reflect the Ordinary Shares issuable upon exercise of this Warrant, in the case of each of clauses (i) and (ii) of Section 2(c), following such exercise of the Warrant.
(f) Winding-Up or Dissolution. Notwithstanding any other provision of this Warrant, if an order is made or a resolution is passed for the winding-up or dissolution, whether voluntary or involuntary, of the Company or if any other dissolution of the Company is to be effected, the Company shall immediately notify the Holders accordingly. In such circumstances, the Holders shall be entitled, at any time after such order is made or resolution is passed, to exercise the Warrant and to be allotted and issued the relevant number of Ordinary Shares in accordance with this Section 2 or Section 3, as the case may be, and shall be entitled to receive out of the assets of the Company available to the Members such sum, if any, as the Holders are entitled receive as Members of the Company.
3. Partial Net Exercise.
(a) In lieu of exercising this Warrant wholly for cash, the Holders may elect to receive Ordinary Shares by:
(i) surrendering this Warrant (or an affidavit of loss if such original Warrant has been lost, stolen or destroyed) together with a duly executed copy of the Notice of Exercise to the Company at its address for notices hereunder in accordance with Section 11 marked for the attention of the company secretary indicating the Holders wish to make a partial net exercise (a “Partial Net Exercise”); and
(ii) paying to the Company an amount equal to the aggregate nominal value of the Ordinary Shares to be allotted and issued pursuant to the Partial Net Exercise by wire transfer of immediately available funds to an account designated in writing by the Company;
provided, that such Notice of Exercise and related surrender of this Warrant may be conditioned and effective upon the happening of certain events, including the consummation of a Monetization Event.
(b) If the Holders Partially Net Exercise this Warrant, the Holders shall have the rights described in Section 2, and the Company shall issue to the Holders Ordinary Shares computed using the following formula:
X =	Y(A - B)
A
Where:
X=	The number of Ordinary Shares to be issued to the Holders;
Y=	The number of Ordinary Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation);
A=	the VWAP (as defined below) on the trading day immediately preceding the date of the applicable Notice of Exercise; and
B=	The Exercise Price (as adjusted to the date of such calculations) minus the nominal value of an Ordinary Share.

(c) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Ordinary Shares are then listed or quoted on a trading market, the daily volume weighted average price of the Ordinary Shares for such date (or the nearest preceding date) on the trading market on which the Ordinary Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) or (b) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders, the fees and expenses of which shall be paid by the Company the Company shall provide its calculation of the fair market value per Ordinary Share to the Holders, together with reasonable details and supporting documentation with respect to such calculation. Only with respect to the preceding clause (b), within ten (10) Business Days of the receipt of such calculation, the Holders shall have the right to provide notice to the Company of any disagreement regarding the calculation of such fair market value (a “FMV Dispute Notice”), which FMV Dispute Notice shall, to the extent reasonably capable of calculation, include the Holders’ calculation of the fair market value of one Ordinary Share and reasonable supporting documentation regarding the same to the extent available. Following receipt of any such FMV Dispute Notice by the Company, the Holders and the Company shall negotiate in good faith to reach agreement regarding the fair market value of one Ordinary Share. If the Company and the Holders are unable to resolve all such disputed items within ten (10) Business Days following the Company’s receipt of the FMV Dispute Notice, then all items that have not been resolved on a mutually agreeable basis shall be submitted to an independent valuation expert (“Designated Valuation Firm”) mutually acceptable to the Company and the Holders for resolution, and such Designated Valuation Firm shall be instructed to issue its determination within ten (10) Business Days after the submission of such dispute thereto; provided, that if the Company and the Holders are unable to agree on a Designated Valuation Firm within fifteen (15) Business Days following the Company’s receipt of the FMV Dispute Notice, the Designated Valuation Firm shall be designated by a majority of the independent members of the board of directors of the Company. The determination by such Designated Valuation Firm shall be binding on the Company and the Holders. All costs and expenses relating to the work performed by the Designated Valuation Firm shall be borne by the Holders, on the one hand, and the Company, on the other hand, based on the inverse of the percentage that the Designated Valuation Firm’s determination bears to the total amount of the total items in dispute as originally submitted to the Designated Valuation Firm, which proportionate allocations shall also be determined by the Designated Valuation Firm at the time it renders its determination on the merits of the matters in dispute. For example, if the items in dispute totaled US$1,000 and the Designated Valuation Firm awards US$600 in favor of the Company and US$400 in favor of the Holders, then sixty percent (60%) of the costs and expenses relating to the work performed by the Designated Valuation Firm would be borne by the Holders and forty percent (40%) of such costs and expenses would be borne by the Company. Such fair market value of one Ordinary Share as finally determined pursuant to this Section 3 shall be referred to herein as the “Fair Market Value” for purposes of this Warrant.
4. Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Holders that:
(a) Organization, Good Standing, and Qualification. The Company is public limited company duly incorporated and validly existing under the laws of Ireland with registered number 607450 and has all requisite limited company power and authority to carry on its business as now conducted. The Company is duly qualified, licensed or registered as a foreign entity to transact business, and is in good standing, under the laws of each jurisdiction where the character or location of the properties or assets owned, leased or operated by it requires such qualification, licensing or registration, except where the failure of such qualification, licensing or registration would not reasonably be expected to have a material adverse effect on the business or properties of the Company and its subsidiaries, taken as a whole.
(b) Authorization. Except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights and to general principles of equity, all limited company action has been taken on the part of the Company, its officers, directors, and members necessary for the authorization, execution and delivery of this Warrant. This Warrant has been duly and validly executed and delivered by the Company and constitutes the binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights and to general principles of equity. The Company has authorized sufficient Ordinary Shares to allow for the exercise of this Warrant.

(c) Compliance with Other Instruments. The authorization, execution and delivery of this Warrant will not constitute or result in a material default or violation of any law or regulation applicable to the Company or any material term or provision of the Company Articles or any material agreement or instrument by which it is bound or to which its properties or assets are subject.
(d) Valid Issuance of Ordinary Shares. The Ordinary Shares, when issued, sold, and delivered in accordance with the terms of the Warrant for the consideration expressed therein, will be duly and validly issued, fully paid and non-assessable and, based in part upon the representations and warranties of the Holders in this Warrant and the Holders’ compliance with applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws.
(e) Capitalization. As of the Original Issue Date and without giving effect to the issuance of this Warrant, the authorised share capital of the Company is (a) US$[•] divided into 800,000,000,000 Ordinary Shares, of which [•] are issued and outstanding, 200,000,000,000 preferred shares with a nominal value of US$0.0001 each, of which none are outstanding, and [•] class A preferred shares of US$0.0001 each, of which none are outstanding (save for those contracted to be allotted and issued pursuant to the Securities Purchase Agreement), and (b) €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each. No Person has any right of first refusal, preemptive right, right of participation, or any similar right with respect to the issuance of this Warrant or the issuance of Ordinary Shares upon exercise of the Warrant. Except as set forth on Schedule 3.1(e), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares or the capital stock of any subsidiary of the Company, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary of the Company is or may become bound to issue additional Ordinary Shares or Equity Interests of any subsidiary of the Company. The issuance and sale of the Warrant and the Ordinary Shares issuable upon exercise of the Warrant will not obligate the Company or any subsidiary of the Company to issue Ordinary Shares or other securities to any Person (other than the Holders). There are no outstanding securities or instruments of the Company or any subsidiary of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any subsidiary of the Company. There are no outstanding securities or instruments of the Company or any subsidiary of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any subsidiary of the Company is or may become bound to redeem a security of the Company or such subsidiary. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party (other than any such agreement to which OIC is a party) or, to the knowledge of the Company, between or among any of the Company’s shareholders.
5. Representations and Warranties of the Holders. In connection with the transactions provided for herein, the Holders hereby represent and warrant to the Company that:
(a) Authorization. The Holders are entities formed, validly existing and in good standing under the laws of their respective formation, and this Warrant has been duly and validly executed and delivered by the Holders and constitutes the binding obligation of the Holders, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights and to general principles of equity.
(b) Purchase for Own Account. This Warrant and the Ordinary Shares to be acquired upon exercise of this Warrant by the Holders are being acquired for the Holders’ own account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act in violation of the Securities Act or other applicable securities laws. The Holders also represent that the Holders have not been formed for the specific purpose to permit the Company to avoid classification as an investment company under the Investment Company Act of 1940, as amended from time to time (“Investment Company Act”).
(c) Securities Act. The Holders understand that the Warrant and the Ordinary Shares, at the time of issuance, will not be registered under the Securities Act on the ground that the transaction provided for in this

Warrant and the issuance of Ordinary Shares hereunder is exempt from registration under the Securities Act. The Holders are aware that only the Company can take action to register this Warrant and Ordinary Shares issuable upon exercise of this Warrant under the Securities Act and that the Company is under no such obligation, and does not propose or intend to attempt, to do so.
(d) Investment Experience. The Holders have such knowledge and experience in financial and business matters that the Holders are capable of evaluating the merits and risks of an investment in this Warrant and the Ordinary Shares issuable upon exercise thereon and of making an informed investment decision (including through the Holders’ acquisition of information about the Company’s business affairs and financial condition) and understands that (i) an investment in this Warrant and Ordinary Shares issuable upon exercise thereof is speculative and (ii) there are substantial restrictions on the transferability of this Warrant and such Ordinary Shares.
(e) Accredited Investor; U.S. Person. Each of the Holders is an “Accredited Investor” (as defined in the regulations promulgated under the Securities Act as amended by Section 413(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and is not a non-U.S. Person for purposes of the U.S. securities laws.
(f) Restrictions. The Holders understand that this Warrant and the securities issuable upon exercise hereof may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Warrant and Ordinary Shares or an available exemption from registration under the Securities Act, the Warrant and Ordinary Shares must be held indefinitely.
6. Covenants.
(a) Company Notices.
(i) Notices of Distribution. In the event of any authorization or decision by the Company or its board of directors to distribute property or assets to the Members, the Company shall provide prior written notice to the Holders at least ten (10) days prior to such distribution or, if earlier, the date on which the Holders must be Members in order to receive such a distribution, specifying the date on which any such distribution is to be made or, if earlier, the date on which the Holders must be Members in order to receive such a distribution.
(ii) Other Notices. The Company shall provide no less than fifteen (15) days’ prior written notice to the Holders (or as much notice as is reasonably practicable in connection therewith in the case of subsection (A) and (D)) in the event of: (A) any restructuring, reclassification, capital reorganization or material change in the Equity Interests of the Company; (B) any Monetization Event; (C) any material refinancing; (D) any distribution to holders of Ordinary Shares, (E) any issuance or sale by the Company of any Ordinary Shares or Equity Interests; (F) any amendments, waivers or modifications to the Company Articles; (G) any Transfers by Members of the Company that afford other holders of Ordinary Shares of the Company (or the Holders, if they were to exercise this Warrant) with any rights to purchase the Equity Interests so Transferred or participate in such Transfer of Equity Interests; and (H) any voluntary or involuntary dissolution, liquidation or winding-up of the Company. Such notice shall set forth the material terms and conditions related to the foregoing, as applicable, to the extent then known and applicable to the rights of the Holders, and the contemplated date of the closing or other consummation thereof.
(b) Reservation of Ordinary Shares. At all times during the Warrant Holder Period (as defined herein), the Company shall have authorized, reserved and kept available solely for the purpose of issuance upon exercise of this Warrant, the maximum number of Ordinary Shares issuable upon the exercise of the rights represented by this Warrant. The Company shall take all such actions as may be reasonably necessary or appropriate to ensure that the Company may validly and legally issue fully paid and nonassessable shares of Ordinary Shares upon the exercise of this Warrant. The Company shall not take any action that would cause the number of authorized but unissued Ordinary Shares to be less than the number of Ordinary Shares required to be reserved hereunder for issuance upon exercise of this Warrant.
(c) Compliance with Law. The Company shall take all such actions as may be reasonably necessary or appropriate to ensure that Ordinary Shares issued upon exercise of this Warrant are issued without violation by the Company of any applicable laws (assuming the accuracy of the Holders’ representations herein).

(d) Payment of Expenses. Except as otherwise expressly provided herein, the Company shall pay all expenses in connection with, and all taxes (including stamp duty) and other governmental charges that may be imposed with respect to, the issuance of this Warrant, any further warrants issued pursuant to this Warrant and the issuance or delivery of Ordinary Shares issued upon exercise of this Warrant, together with any applicable withholding payable upon the issuance of this Warrant, any such further warrants and the issuance or delivery of such Ordinary Shares to the Holders or any other Person; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to the issuance or delivery of the Ordinary Shares issued upon exercise of the Warrant to any Person other than the Holders, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.
(e) Holder Consent. The Company shall obtain the written consent of the Holders prior to: (i) for so long as the Holders collectively beneficially own equal to or greater than 10.0% of the aggregate number of outstanding Ordinary Shares calculated on a Fully-Diluted Basis (assuming for purposes of determining the numerator and the denominator in such calculation that any unvested portion of the Vested Warrant Amount has been vested), issuing Ordinary Shares in the Company (other than pursuant to the exercise of a Company Warrant or the Equity Incentive Plan) at a price per share less than the Maximum Discount; provided, however, that the Holders shall be deemed to have waived their consent rights under this clause (i) if prior to such time the investment committee of the Holders has failed to approve a subscription for Subsequent Acquired Interests at a time when all other conditions in Article 7 of the Securities Purchase Agreement relating to such Subsequent Closing have been satisfied; (ii) for so long as the Holders collectively beneficially own equal to or greater than 10.0% of the aggregate number of outstanding Ordinary Shares calculated on a Fully-Diluted Basis (assuming for purposes of determining the numerator and the denominator in such calculation that any unvested portion of the Vested Warrant Amount has been vested), issuing Ordinary Shares in the Company (other than pursuant to the exercise of a Company Warrant) if after giving effect to such issuance the Holders would collectively beneficially own less than 10.0% of the aggregate number of outstanding Ordinary Shares, in each case, calculated on a Fully-Diluted Basis (assuming for purposes of determining the numerator and the denominator in such calculation that any unvested portion of the Vested Warrant Amount has been vested) (a “Dilutive Issuance”); provided, however, that the Holders shall be deemed to have waived their consent rights under this clause (ii) with respect to any future Dilutive Issuance if (x) the Holders have previously provided their written consent to a Dilutive Issuance pursuant to this clause (ii) or (y) prior to such time the investment committee of the Holders has failed to approve a subscription for Subsequent Acquired Interests at a time when all other conditions in Article 7 of the Securities Purchase Agreement relating to such Subsequent Closing have been satisfied; or (iii) amending the Company Articles in a manner that alters any provisions of the Company Articles that would be materially adverse to the Holders in their capacity as holders of this Warrant or as Members. For purposes of beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
7. Adjustment to Number of Ordinary Shares and Exercise Price. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 7, and the number of Ordinary Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 7; provided, however, if more than one subsection of this Section 7 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 7 so as to result in duplication.
(a) Subdivision or Combination of Ordinary Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Equity Interests, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination and the number of Ordinary Shares for which this Warrant is exercisable shall be correspondingly adjusted.
(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the Equity Interests of the Company (other than as a result of a subdivision, combination provided for in Section 7(a) above or an in-kind distribution provided for in Section 7(c) below), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holders, so that the Holders shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of Equity Interests and other securities or property receivable in connection with such reclassification, reorganization or change by a holder of a proportionate number and type of securities as were purchasable as Ordinary Shares by the Holders immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holders so that the provisions hereof shall thereafter be applicable with respect to any Equity Interests or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Ordinary Share payable hereunder; provided, that the aggregate Exercise Price shall remain the same (subject to adjustment in accordance with this Section 7).
(c) Distributions of Ordinary Shares or Other Securities or Property. If at any time while this Warrant remains outstanding and unexpired, the holders of the Equity Interests as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the date fixed for the determination of eligible Members, shall have become entitled to receive, without payment therefor, other or additional Equity Interests or other property (other than cash) of the Company by way of distribution, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of Ordinary Shares receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional Equity Interests or other property (other than cash) of the Company that the Holders would hold on the date of such exercise had they been the holder of record of the Ordinary Shares receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such Ordinary Shares and/or all other additional Equity Interests available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 7.
(d) Fractional Shares. No fractional Ordinary Shares or scrip representing fractional Ordinary Shares will be issued in connection with any exercise hereunder. In lieu of any fractional Ordinary Shares to which the Holders would otherwise be entitled, the number of Ordinary Shares to be issued upon exercise of this Warrant shall be rounded down to the nearest whole Ordinary Share.
(e) Maximum Percentage. Notwithstanding anything to the contrary contained herein, unless all of the Orion Holders, together with any other “attribution parties,” file any Securities and Exchange Commission reports required as a result of such Orion Holders and such other “attribution parties” collectively beneficially owning in the aggregate in excess of 4.99% of the common equity of the Company outstanding, this Warrant shall not be exercisable by the Holders if the Holders together with any other “attribution parties” collectively would beneficially own in the aggregate in excess of 4.99% (the “Maximum Percentage”) of the number of common equity of the Company outstanding immediately after giving effect to such exercise. For purposes of the foregoing, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. At any time, upon written notice to the Company, the Holders may increase or decrease the Maximum Percentage to any other percentage.
8. Transfer of Warrant.
(a) Subject to the transfer conditions referred to in the legend endorsed hereon and the other applicable terms and conditions of this Warrant, until the material breach by the Company of this Warrant or the Company Articles (the “Warrant Holder Period”), the Holders shall not Transfer this Warrant except to their respective Affiliates, any Related Fund or holder of Equity Interests of the Holders. Upon and following the expiration of the Warrant Holder Period, the Holders may Transfer this Warrant to any Person. Any Transfer pursuant to this Section 8 shall be implemented by delivering (by email or otherwise) this Warrant to the Company with a duly executed and delivered instrument of Transfer, together with evidence of payment of any relevant stamp duty or transfer taxes by the Transferee. Upon such surrender of the Warrant and subject to the payment of any relevant stamp duty or transfer taxes by the Transferee, the Company shall execute and deliver any new Warrant(s) in the names of the Transferor and permitted Transferees, as applicable, and in accordance with the denominations specified in such instrument of Transfer, and this Warrant shall automatically be cancelled, and the Company shall register the permitted Transferees, and the permitted Transferees shall be deemed to have become, and shall be treated for all purposes as, the holders of record of the new Warrant(s) immediately upon issuance of such new Warrant(s) to such permitted Transferees. Any Transfer in violation of this Section 8 shall be void ab initio.

(b) The Holders understand that this Warrant, and any securities issued in respect hereof or exchange herefor, will bear, for so long as is required by applicable securities laws, a legend in substantially the form of subsection (i) and may bear the legends stated in subsection (ii):
(i) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO RULE 144 OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”
(ii) Any legend required by the securities laws of any state to the extent such laws are applicable to the securities represented by the certificate or other document so legended.
(c) Certificates or book entries evidencing title to this Warrant and any securities issued in respect hereof or exchange herefor that cease to be restricted pursuant to applicable securities laws shall not contain any legend (including the legends set forth in Section 8(b)) and, promptly following the date on which such securities cease to be restricted pursuant to applicable securities laws, and following the delivery by the Holders and the Holders’ broker(s) to the Company, its legal counsel and the Company’s transfer agent of customary representations and other documentation (including, for the avoidance of doubt, customary certificates and representation letters, but not including any notarized or medallion guaranteed documents) and other representations and documentation as required by law or regulation evidencing that the applicable securities have ceased to be restricted pursuant to applicable securities laws and that the removal of such legend may be effected under the Securities Act, the Company shall cause (i) its legal counsel to issue a customary legal opinion to the Company’s transfer agent to effect the removal of the applicable legends on such securities and (ii) the Company’s transfer agent to deliver to the Holders such securities that are free from all restrictive and other legends by crediting the account of the Holders’ broker with the Depository Trust Company System as directed by the Holders.
9. Replacement on Loss. In the event that the Holders notify the Company of the loss, theft, destruction or mutilation of this Warrant, then upon delivery of an indemnity bond or lost warrant affidavit sufficient in the reasonable determination of the Company to protect the Company from any loss that it may suffer if the Warrant is replaced and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company shall execute and deliver to the Holders, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Ordinary Shares as the Warrant so lost, stolen, mutilated or destroyed and the replaced Warrant shall automatically be cancelled; provided, that, in the case of mutilation, no indemnity bond or lost warrant affidavit shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
10. Warrant Register. The Company shall keep and properly maintain at its executive offices records of the registration of this Warrant and any permitted and duly made transfers or exercises thereof. The Company may deem and treat the Person in whose name this Warrant is registered in such register as the holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

11. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (with all fees prepaid and receipt requested); (c) on the date sent by e-mail, which e-mail shall include a subject line referencing the subject of the notice, request, consent, claim, demand, waiver or other communication contained therein or attached thereto, if sent (with no auto-generated undeliverable reply message sent) prior to 5:00 p.m., New York City time on a Business Day, and on the next Business Day if sent (with confirmation of transmission) on a day other than a Business Day or after 5:00 p.m., New York City time on a Business Day; or (d) on the third day after the date mailed, by certified or registered mail (with return receipt requested and postage prepaid). Such communications must be sent to the respective parties hereto at the addresses indicated below (or at such other address for any party hereto as shall be specified in a notice given in accordance with this Section 11).
If to the Company:	Carbon Revolution Public Limited Company
Ten Earlsfort Terrace
Dublin 2, D02 T380, Ireland
E-mail: connor.manning@arthurcox.com
Attention: Connor Manning

with a copy to:	Goodwin Procter LLP
620 Eighth Avenue
New York, New York 10018
E-mail: jletalien@goodwinlaw.com; jarel@goodwinlaw.com
Attention: Jeffrey Letalien; Jocelyn Arel

If to the Holders:	OIC Structured Equity Fund I GPFA Range, LLC
OIC Structured Equity Fund I Range, LLC
292 Madison Avenue, Suite 2500
New York, NY 10017
Email: Team_Range@OIC.com; CLE@OIC.com
Attention: Equity Team

with a copy to:	Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, Texas 77002
E-mail: jeffrey.greenberg@lw.com; ryan.maierson@lw.com
Attention: Jeffrey Greenberg; Ryan Maierson
12. Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
13. Equitable Relief. Each party hereto acknowledges and agrees that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, without the need to post a bond, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.
14. Entire Agreement. This Warrant, the Securities Purchase Agreement, the Company Articles and any other documents delivered pursuant hereto or thereto in connection herewith, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

15. Successor and Assigns. This Warrant and the rights and obligations evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the permitted successors and permitted assigns of the Holders. Such permitted successors and/or permitted assigns of the Holders shall be deemed to be a “Holder” for all purposes hereunder.
16. No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holders and their respective permitted successors and, in the case of the Holders, permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.
17. Interpretation. For purposes of this Warrant, (a) definitions shall apply equally to the singular and plural forms of the terms defined; (b) words of any gender shall be deemed to include each other gender and neuter forms; (c) Section headings are for convenience only and shall not limit or otherwise affect the meaning hereof; (d) the word “including” and words of similar import shall be deemed to be followed by the phrase “without limitation”; (e) the words “this Warrant,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import shall refer to this Warrant as a whole, and not to any particular subdivision hereof unless expressly so limited; (f) “or” is not exclusive; (g) unless otherwise specified or the context otherwise requires, (i) any reference to an agreement or other document means such agreement or other document as amended, restated or otherwise modified from time to time in accordance with its terms, (ii) any reference to a Person shall be deemed to include such Person’s successors and permitted assigns, (iii) any reference to a Section, a clause or an Exhibit means a Section or a clause of, or an Exhibit to, this Warrant; and (h) any reference to any statute or other law shall be deemed to include all rules, regulations and exemptions promulgated thereunder and all provisions consolidating, amending, replacing, supplementing or interpreting such statute or other law (including any successor provisions). The terms “dollars” and “US$” means U.S. dollars, the lawful currency of the United States of America. Any reference in this Warrant to a “day” or a number of “days” (without explicit reference to “Business Days”) shall be interpreted as a reference to a calendar day or number of calendar days. For all purposes of this Warrant, if any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.
18. Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by the Company and the Holders. No waiver by the Company or the Holders of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party hereto shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
19. Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
20. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.
21. Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the City of New York, and each party hereto irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

22. WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
23. Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
24. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
25. No Impairment. All Ordinary Shares issuable upon exercise of this Warrant shall become subject to, and have the benefit of, the Company Articles and the Company shall not, by any action including by amendment of the Company Articles or its certificate of formation or through any equity sale or issuance, recapitalization, reclassification, reorganization, merger, consolidation or other business combination, dissolution, liquidation or winding-up or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders of this Warrant against impairment thereof.
26. Limitations on Liability. Except as expressly set forth herein (including restrictions related to transfer, compliance with securities laws and any requirements under the Company Articles), nothing contained in this Warrant shall be construed as imposing any liabilities on the Holders with respect to the purchase of any Ordinary Shares or Equity Interests (upon exercise of this Warrant or otherwise), whether such liabilities are asserted by the Company or by creditors of the Company.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant on the date first written above.
CARBON REVOLUTION PUBLIC LIMITED COMPANY

By:	/s/ Jacob Dingle
Name:	Jacob Dingle
Title:	Director
[Signature Page to Warrant]

HOLDERS:

OIC STRUCTURED EQUITY FUND I RANGE, LLC

BY: OIC STRUCTURED EQUITY FUND I AUS, L.P., its sole member
By: OIC Structured Equity Fund I GP, L.P., its general partner
By: OIC Structured Equity Fund I Upper GP, LLC, its general partner

By:	/s/ Nazar Massouh
Name:	Nazar Massouh
Title:	CEO and Managing Partner

OIC STRUCTURED EQUITY FUND I GPFA RANGE, LLC

BY: OIC STRUCTURED EQUITY FUND I GPFA, L.P, its sole member
By: OIC Structured Equity Fund I GP, L.P., its general partner
By: OIC Structured Equity Fund I Upper GP, LLC, its general partner

By:	/s/ Nazar Massouh
Name:	Nazar Massouh
Title:	CEO and Managing Partner
[Signature Page to Warrant]

Exhibit A

NOTICE OF EXERCISE
TO: [         ]
1. The undersigned hereby elects to exercise the attached Warrant to Purchase Ordinary Shares (the “Warrant”) to subscribe for       ordinary shares with a nominal value of US$0.0001 per share (“Ordinary Shares”) in the capital of Carbon Revolution Public Company Limited (the “Company”), a public limited company incorporated in Ireland with registered number 607450, pursuant to the terms of the Warrant[, and tenders herewith payment of the aggregate subscription price of such Ordinary Shares in full[, together with all applicable stamp duty or other transfer taxes, if any.]1]2 [and in the manner specified in Section 3 thereof, and tenders      Ordinary Shares available under the Warrant together with payment of the aggregate nominal value of the Ordinary Shares to be allotted and issued as payment in full[, reflecting an amount that satisfies all applicable stamp duty or other transfer taxes, if any.3]]4
2. Please enter the name of the undersigned or in such other name as is specified below in the register of members of the Company as the holder of such shares and issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:
Name:

Address:

WARRANTHOLDER

By:

Title:

Date:
[1]	To be deleted when exercised by the original Holders - see Section 6(d).
[2]	To be included for cash exercise of Warrant.
[3]	To be deleted when exercised by the original Holders - see Section 6(d).
[4]	To be included for cashless exercise of Warrant.

Annex D
SHAREHOLDER’S AGREEMENT
This Shareholder’s Agreement (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of September 19, 2023, is made and entered into by and between Carbon Revolution Public Limited Company, a public limited company incorporated in Ireland with registered number 607450 (the “Company”) and OIC Structured Equity Fund I GPFA Range, LLC, a Delaware limited liability company, and OIC Structured Equity Fund I Range, LLC, a Delaware limited liability company (each an “OIC Entity” and, collectively and together with the OIC Funds (as defined below), “OIC”).
RECITALS
WHEREAS, the Company and OIC are party to that certain Securities Purchase Agreement, dated as of September 19, 2023 (the “Securities Purchase Agreement”), pursuant to which, among other things, (a) on the date hereof, OIC will subscribe for and acquire from the Company, and the Company will allot, issue and sell to OIC, (i) Class A preferred shares with a nominal value of US$0.0001 per share in the capital of the Company (the “Class A Preferred Shares”) and (ii) that certain Warrant to Purchase Ordinary Shares of the Company, in substantially the form attached as Exhibit B to the Securities Purchase Agreement (the “Warrant”) and (b) OIC may, on the terms and subject to the conditions thereof, subscribe for and acquire from the Company, and the Company may allot, issue and sell to OIC, additional Class A Preferred Shares;
WHEREAS, OIC may, from time to time, in accordance with the articles of association of the Company (as the same may be amended, modified or supplemented from time to time, the “Company Articles”), be allotted and issued further Class A Preferred Shares in satisfaction of the Company’s dividend obligations in respect of the Class A Preferred Shares;
WHEREAS, as an inducement to OIC entering into the Securities Purchase Agreement and consummating the transactions contemplated thereby, including the investment in Class A Preferred Shares and the Warrant, the Company and OIC are entering into this Agreement to set forth certain understandings between such parties with respect to certain governance and other matters of the Company; and
WHEREAS, each of the OIC Entities is an indirect subsidiary of OIC Structured Equity Fund I Upper GP, LLC (each such entity and any other investment fund or vehicle managed or advised by OIC, L.P. or its affiliates that acquires, directly or indirectly, any Class A Preferred Shares or all or any portion of the Warrant is referred to herein as an “OIC Fund Entity” and such entities are collectively referred to herein as, the “OIC Funds”) and the rights of the OIC Entities and OIC Fund Entities set forth herein are intended to permit the OIC Funds to qualify their investment with respect to the Company, as a “venture capital investment” for purposes of the United States Department of Labor Regulation published at 29 C.F.R. Section 2510.3-101(c) under the Employee Retirement Income Security Act of 1974, as amended (the “Plan Asset Regulation”).
NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Board Appointment and Observer Rights.
(a) Director Appointment.
(i) From the date that is the earlier of (x) January 2, 2024 and (y) the occurrence of a Springing Rights Event (as defined in the Company Articles) (the “Director Designation Commencement Date”) until the first date on which the OIC Funds and their affiliates cease to own, directly or indirectly, any Class A Preferred Shares (the “Director Designation Termination Date”), OIC shall be entitled, from time to time, in accordance with the provisions of this Agreement and the Company Articles, to appoint two persons (each such person, a “Class A Preferred Director” and together, the “Class A Preferred Directors”) to the Board of Directors of the Company (the “Board”) as members thereof (a “Director”), and OIC shall be entitled, from time to time, to remove from office any such person then appointed as a Class A Preferred Director and, upon the removal of the foregoing (howsoever occasioned), to appoint another person in his or her place. Promptly following the Director Designation Termination Date, each Class A Preferred Director shall (and OIC shall cause each Class A Preferred Director to) immediately tender to the Board his or her resignation as a Director.

(ii) Any appointment or removal referred to in the immediately preceding paragraph shall be made by notice in writing served on the Company in accordance with the Company Articles and shall take effect, automatically and immediately, on the date specified in the notice, without the requirement for any further action or approval by the Board.
(iii) The Class A Preferred Directors shall not be required to be retired and stand for re-election at annual general meetings of the Company.
(iv) Subject to applicable law and stock exchange rules, until the Director Designation Termination Date, each of the audit and risk committee of the Board and the remuneration and nomination committee of the Board shall include at least one (1) Class A Preferred Director.
(b) Other Rights of Class A Preferred Directors. Each Class A Preferred Director serving on the Board shall be entitled to the same rights and privileges applicable to all other members of the Board generally or to which all such members of the Board are entitled, provided, however, that the Class A Preferred Directors shall not be entitled to compensation from the Company for their service as Directors. In furtherance of the foregoing, the Company shall indemnify, exculpate, and reimburse fees and expenses of each Class A Preferred Director and provide the Class A Preferred Directors with director and officer insurance to the same extent it indemnifies, exculpates, reimburses and provides insurance for the other members of the Board pursuant to the Company Articles or other governing document of the Company, agreement with such other member of the Board, applicable law or otherwise.
(c) Confidentiality. OIC agrees that it will, and will cause each of the Class A Preferred Directors and Board Observers (as defined herein) to, maintain the confidentiality of the Confidential Information (as defined herein), except that Confidential Information may be disclosed (i) to OIC’s affiliates’ directors, officers, employees, board members (and members of committees thereof), managers, agents, consultants, persons providing administration and settlement services and other professional advisors, including accountants, auditors, legal counsel, investment advisers or managers (to the extent necessary to advise with respect to the transactions contemplated by this Agreement) and other advisors, in each case, with a bona fide need to know (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (ii) to the extent requested by any applicable regulatory or supervisory body or authority, by applicable laws or regulations or by any subpoena, oral question posed at any deposition, interrogatory or similar legal process; provided, that OIC shall give notice thereof to the Company as soon as practicable (unless restricted from doing so and except where disclosure is to be made to a regulatory or supervisory body or authority during the ordinary course of its supervisory or regulatory function), (iii) subject to an agreement containing provisions substantially the same as those of this Section 1(d), to any assignee of, or any prospective assignee of, any of its rights or obligations under this Agreement, (iv) with the consent of the Company, (v) to the extent such information (A) becomes publicly available other than as a result of a breach of this Section 1(d). For the purposes of this Section 1(d), “Confidential Information” means all information received from the Company relating to the Company’s business or otherwise furnished pursuant to this Agreement, including, for the avoidance of doubt, any information obtained as a result of the Class A Preferred Directors serving as a member of the Board of the Board Observers participating in actions of the Board, other than any such information that is available to OIC, the Class A Preferred Director or the Board Observer, as applicable, on a non-confidential basis prior to disclosure by the Company or its representatives. OIC, the Class A Preferred Directors and the Board Observers shall be considered to have complied with their respective obligations to maintain the confidentiality of such Confidential Information if such person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such person would accord to its own confidential information. Notwithstanding the foregoing, such Class A Preferred Directors and Board Observers shall not be permitted to disclose any Confidential Information pursuant to clause (i) or clause (iii) of the first sentence of this subsection if the Company determines, based upon the advice of legal counsel, that such disclosure would result in the termination of attorney-client privilege or other similar protection against the obligation to disclose such information to third parties.
(d) Vacancy. In the event that a vacancy on the Board is created at any time by the death, retirement, disability, removal or resignation of a Class A Preferred Director, the applicable OIC Designor (as defined herein) shall be entitled to appoint a replacement for such Class A Preferred Director. Any such appointment shall be made and take effect in the manner described in Section 1(a)(ii).

(e) Board Observers. From (A) the closing of the transactions contemplated by the Business Combination Agreement (as defined in the Securities Purchase Agreement) (the “BCA Closing”) until the Director Designation Commencement Date and (B) the Director Designation Termination Date (or at any other time when an OIC Designor (as defined below) does not have a Class A Preferred Director serving as a Director) and until the first date on which (i) the Warrant has been exercised in full in accordance with its terms and (ii) no OIC Fund Entity directly or indirectly owns any ordinary shares of the Company or other debt or equity securities in the Company or its subsidiaries that relate to or derive from the Class A Preferred Shares or the Warrant (the “Observer Right Termination Date”), each OIC Designor shall have the right to appoint one person to attend all meetings of the Board in a non-voting, observer capacity (each, a “Board Observer” and together, the “Board Observers”). Each Board Observer shall be entitled to: (i) be given notice by the Company of any meeting of the Board and each committee thereof at the same time as the applicable Directors; (ii) be present at all meetings of the Board and each committee thereof; (iii) receive copies of all minutes of meetings of the Board and each committee thereof; and (iv) receive copies of any reports, minutes or other documents distributed to the Board and each committee thereof at the time such materials are given to the applicable Directors; in each case, subject to any exclusions reasonably required to preserve attorney-client privilege or other similar protection against the obligation to disclose such information to third parties with respect to any such documents or the contents of any discussion at any such meetings. Prior to such appointment, OIC and each Board Observer shall cooperate in good faith with the Company to enter into a reasonable and customary confidentiality agreement (a “Confidentiality Agreement”)with respect to confidential materials received by the Board Observer in such person’s capacity as such. The Company shall reimburse the Board Observer for all reasonable out-of-pocket expenses (including travel and lodging) incurred in connection with such person’s attendance at meetings of the Board.
2. Inspection and Consultation Rights. From (A) the BCA Closing until the Director Designation Commencement Date and (B) the Director Designation Termination Date (or at any other time when an OIC Designor does not have a Class A Preferred Director serving as a Director on the Board or there is a VCOC Transferee (as defined herein) who is not an OIC Designor) and until the Observer Right Termination Date, subject to the terms of any Confidentiality Agreement, each OIC Fund Entity shall have the right to visit and inspect the Company’s and its subsidiaries’ properties, to examine the Company’s and its subsidiaries’ books, records, accounts and documents, to discuss the Company’s and its subsidiaries’ finances and properties with the Company’s and its subsidiaries’ officers, to discuss any existing project or development with the project management consultants with respect thereto and access to any weekly or monthly report or other materials provided by any such consultant to the Company or any of its subsidiaries or affiliates, in each case, during normal business hours, as may be reasonably requested in advance and in writing by such OIC Fund Entity. In furtherance of the foregoing, the Company agrees that it shall make its appropriate officers and managers available from time to time (in any event, with at least five (5) Business Days’ written notice unless waived by all relevant parties) for reasonable consultation with a representative of the applicable OIC Fund Entity, with respect to matters relating to the business and operational performance of the Company, as applicable. The parties acknowledge and agree that such consultations need not be in person and may be carried out by telephone or videoconference. At the reasonable request of any or all of the OIC Fund Entities, the Company will use reasonable efforts to provide such additional rights of consultation as OIC may reasonably request in the event changes in applicable law require such changes in order for an OIC Fund Entity’s investment in the Company to qualify as a “venture capital investment” for purposes of the Plan Asset Regulation.
3. Information Rights. Until the Termination Date (as defined herein), each OIC Fund Entity shall be entitled to receive from the Company, and the Company agrees to deliver to the OIC Fund Entities, the following information:
(a) At least thirty (30) days prior to the end of each fiscal year, an annual corporate budget of the Company and its subsidiaries for selling, general and administrative and marketing expenses (“Operating Budget”), capital expenditures, tooling, production, investments and acquisitions (“CAPEX Budget”), which shall include a forecast of such information for the subsequent fiscal year (or, with respect to the Annual Budget approved prior to the closing of the transactions contemplated by that certain Business Combination Agreement, dated as of November 29, 2022, by and among the Company, Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company, Carbon Revolution Limited, an Australian public company with Australian Company Number (ACN) 128 274 653 listed on the Australian Securities Exchange, and Poppettell Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of the Company, through the end of calendar year 2024), duly adopted by the Board (collectively, the “Annual Budget”);

(b) Within one hundred and twenty (120) days after the end of each fiscal year of the Company, a condensed consolidated audited balance sheet of the Company and its subsidiaries as of the end of such fiscal year and the related audited condensed consolidated statements of profit or loss and other comprehensive income, financial position, changes in equity and cash flows for such fiscal year prepared in accordance with IFRS or U.S. GAAP, consistently applied and a report of an internationally recognized accounting firm that shall be selected by the Board, together with a comparison of such statements to the Annual Budgets for such periods;
(c) Within sixty (60) days after the end of each fiscal quarter, an unaudited condensed consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal quarter and the related unaudited condensed consolidated statements of profit or loss and other comprehensive income, financial position, changes in equity and cash flows for such fiscal quarter including any footnotes thereto (if any) prepared in accordance with IFRS or U.S. GAAP (with the exception of normal year-end adjustments and absence of footnotes), consistently applied;
(d) Within fifteen (15) Business Days after the end of each calendar month, unaudited management accounts of the Company and its subsidiaries as of the end of such month reflecting an unaudited and condensed consolidated balance sheet and unaudited and condensed and consolidated statements of profit or loss and other comprehensive income, financial position, changes in equity and cash flows for such month;
(e) Within fifteen (15) Business Days after the end of each calendar month, a summary comparison of year-to-date financial information of the Company and its subsidiaries against the Annual Budget for such year, including a comparison of sales volumes by program against the forecast for sales by program assumed in the Annual Budget;
(f) Within sixty (60) days following the end of each fiscal quarter (beginning with the fiscal quarter ended December 31, 2023), an environmental, social and governance report in respect of the applicable fiscal quarter in the form attached hereto as Exhibit A;
(g) Prompt notice of any attempted or successful unauthorized access, use, disclosure, modification, or destruction of information or interference with the Company’s or any of its subsidiaries’ information system operations, data or networks that could reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole (a “Cyber-Security Incident”), and in connection with any such Cyber-Security Incident the Company shall promptly provide any information reasonably requested by the OIC Funds, including copies of any notices relating to such Cyber-Security Incident provided to customers, employees, governmental authorities, or any other person and any notice, request, claim, complaint, correspondence or other communication received from any governmental authority or other person relating to such Cyber-Security Incident;
(h) Prompt notice of any material breach or event of default under any financing documents of the Company or any of its subsidiaries or of any Material Contract (as defined in the Securities Purchase Agreement);
(i) Prompt notice with respect to the cancellation of, material change in, or default under, any insurance policy maintained by the Company or any of its subsidiaries;
(j) (A) Prompt notice of the receipt, expiration, revocation, rescission or material modification of any material approval, authorization or permit granted by a governmental authority and the occurrence of any inspections or audits in respect of any property of the Company and its subsidiaries or the Investments and (B) within thirty (30) days following the end of each calendar month, an update on the status of the receipt of material approvals, material authorizations and material permits with respect to the development, construction and/or tooling associated with any future manufacturing facility with respect to which the Company commences construction on or after the date hereof (each, a “Subsequent Plant” and collectively the “Subsequent Plants”) and/or material upgrades to the Company’s existing mega-line plant operations in Australia (the “Australia Plant Investment” and, together with the Subsequent Plants, the “Investments”);
(k) Prompt notice of the occurrence of a bankruptcy or an insolvency event of the Company or any of its subsidiaries or any counterparty to a Material Contract;

(l) Prompt notice of any material notice or other communication from any governmental authority, including (without limitation), the commencement of any formal investigation, proceeding or claim of which the Company becomes aware by any governmental authority that involves an allegation of fraud, misrepresentation or a violation of law by the Company or any of its subsidiaries, and when resolved, the outcome of any such investigation, proceeding or claim;
(m) Prompt notice of the following events relating to or affecting the Company, any of its subsidiaries or any assets or properties of the Company or its subsidiaries: (A) any material actions, suits, claims or proceedings commenced or threatened against the Company or any of its subsidiaries; (B) material casualty losses affecting the Company’s or any of its subsidiaries’ assets; (C) any strikes, work stoppages or labor disputes affecting the Company’s or any of its subsidiaries’ assets; or (D) any other event, conditions or circumstance that could reasonably be expected to have a material adverse effect on the business, operations, financial condition, results of operations or prospects of the Company, any of the Company’s subsidiaries or the Investments;
(n) Prompt notice of any change in the auditors of the Company;
(o) Such other information and data with respect to the Company and its subsidiaries as may be reasonably requested by the OIC Funds;
(p) Any information (including copies of any periodic reports or periodic certifications) provided by the Company or any of its subsidiaries to any lenders under any debt agreements, as promptly as practicable (and in any event within two (2) Business Days) after such information, reports and/or certifications are provided to such lenders;
(q) Monthly construction progress reports for the Investments, including notice of any change orders, changes to construction schedule or the anticipated timing of completion of construction of the Investments, any changes to the design plans or engineering associated with the Investments and such other related information as the OIC Funds may request from time to time;
(r) Within fifteen (15) Business Days after the end of each calendar month, an operating report summarizing the manufacturing and operational performance of the Company and its subsidiaries for such month, including: (A) the number of wheels produced in such month; (B) the average number of wheels produced per day; (C) the average production time per wheel; (D) a description of any unplanned stoppages in production that occurred during such month; and (E) plant utilization for such month (i.e., actual production against line capacity); and
(s) concurrently with the financial statements provided pursuant to Section 3(b) and Section 3(c), a report prepared by the management of the Company and its subsidiaries discussing any material variance, or items that could reasonably be expected to cause a material variance, from the Annual Budget;
provided, that, solely with respect to the information set forth in Section 3(b) and Section 3(c), the availability of such information or materials on the U.S. Securities and Exchange Commission’s website shall be deemed to satisfy the Company’s obligation to provide such information to the OIC Fund Entities.
4. Tax Matters. Until the Termination Date, the Company shall (at the Company’s expense):
(a) in consultation with an internationally recognized accounting firm with expertise in U.S. tax matters (“External Accountants”), (i) determine each year whether or not the Company is likely to become a passive foreign investment company within the meaning of Section 1297 of the Code (a “PFIC”) and notify OIC of its determination within 45 days of the end of each taxable year, (ii) make available to OIC upon request, all information that the Company (or its External Accountants) used to determine whether or not the Company is or is not likely to be a PFIC, (iii) upon a determination by the Company (in consultation with its External Accountants) that it is, may be, or is likely to become a PFIC for any taxable year, timely provide to OIC the “PFIC Annual Information Statement” within the meaning of U.S. Treasury Regulation Section 1.1295-1(g) for such year and other information reasonably requested by any OIC Fund Entity to permit such OIC Fund Entity to (x) accurately prepare all tax returns and comply with any reporting requirements resulting from such determination and (y) make any election (including a “qualified electing fund” election under Section 1295 of the Code) with respect to the Company and any applicable subsidiary of the Company and to comply with any associated reporting or other requirements incidental to such election;

(b) provide, from time to time upon the reasonable request of OIC, information that is reasonably available to the Company so that OIC may determine the amount of current and accumulated earnings and profits of the Company computed under the U.S. tax principles;
(c) upon request from OIC at any time that OIC may be (or may have any direct or indirect owner who may be) a “United States shareholder” within the meaning of Section 951(b) of the Code, provide OIC with any information reasonably available (i) that may be relevant in determining whether the Company or any of its subsidiaries is a controlled foreign corporation within the meaning of Section 957 of the Code (a “CFC”) and (ii) that may be needed by any OIC Fund Entity (or its applicable direct or indirect owner) to determine any “subpart F income” or “global intangible low-taxed income” of any such CFC or to prepare tax returns and comply with any reporting requirements;
(d) continue to be treated as a corporation for U.S. federal income tax purposes and shall not make any election or take any action inconsistent with its continuing treatment as a corporation for U.S. federal income tax purposes; and
(e) not change its residence for tax purposes.
5. OIC Designors; VCOC Transferees. The OIC Fund Entities who hold the right to designate a Class A Preferred Director to the Board or to appoint a Board Observer, as applicable, are referred to herein as the “OIC Designors”. An OIC Designor may, from time to time, transfer its status as an OIC Designor under this Agreement to another OIC Fund Entity by written notice to the Company and, in such event, the Company will thereupon confirm such transfer in writing to the new OIC Designor. In the event that any OIC Fund Entity transfers all or any portion of its direct or indirect investment in the Company to any other entity that is intended to qualify as a “venture capital operating company” under the Plan Asset Regulation (a “VCOC Transferee”), such VCOC Transferee shall (i) for the avoidance of doubt, be considered an OIC Fund Entity hereunder, (ii) execute a joinder to this Agreement in a form reasonably acceptable to the Company and OIC and thereupon become a party hereto, and (iii) be afforded the same rights and obligations as are afforded to the existing OIC Fund Entities hereunder; provided, however, that in no event will there be more than two OIC Designors at a given time. It is the intention of OIC and the Company that all rights herein constitute direct contractual rights between each OIC Entity and OIC Fund Entity, on the one hand, and the Company, on the other hand, and that such rights shall be independently enforceable against the Company by each OIC Fund Entity, consistent with each OIC Fund Entity’s status as a “venture capital operating company” as defined in the Plan Asset Regulation, as applicable.
6. Term. This Agreement shall automatically terminate on the earlier of (i) the Observer Right Termination Date or (ii) the date on which OIC elects to terminate this Agreement by written notice to the Company (the “Termination Date”); provided that Section 6 of this Agreement shall survive such termination.
7. Miscellaneous.
(a) All notices, demands, requests and other communications to any party hereunder shall be in writing (including by e-mail) and will be deemed properly given (a) when sent, if sent by e-mail and successfully delivered to the intended recipient’s e-mail server, and (b) one (1) Business Day following sending by overnight delivery by a nationally-recognized overnight delivery service that provides a receipt of delivery. All notices, requests and other communications sent by means other than e-mail or overnight delivery will be deemed received (i) on the date of receipt by the recipient thereof, if received prior to 5:00 p.m. Eastern Time in the place of receipt and such day is a Business Day in the place of receipt or (ii) otherwise, on the next succeeding Business Day in the place of receipt. All notices, requests and other communications are to be sent to the following addresses or such other address as a party hereto may hereafter specify for the purpose by notice to the other parties hereto:
if to OIC, to:

OIC Structured Equity Fund I GPFA Range, LLC
OIC Structured Equity Fund I Range, LLC
292 Madison Avenue, Suite 2500
New York, NY 10017
Email:	Team_Range@OIC.com; CLE@OIC.com
Attention:	Equity Team

with a copy (which will not constitute notice to OIC) to: Latham & Watkins LLP

811 Main Street, Suite 3700
Houston, TX 77002
E-mail:	jeffrey.greenberg@lw.com; ryan.maierson@lw.com
Attention:	Jeffrey Greenberg; Ryan Maierson

if to the Company, to:

Carbon Revolution Public Limited Company
Ten Earlsfort Terrace
Dublin 2, D02 T380, Ireland
E-mail:	connor.manning@arthurcox.com
Attention:	Connor Manning

with a copy (which will not constitute notice to Company) to:

Goodwin Procter LLP
620 Eighth Avenue
New York, New York 10018
E-mail:	JLetalien@goodwinlaw.ocm;
JArel@goodwinlaw.com
Attention:	Jeffrey Letalien, Jocelyn Arel
or to such other address as such party hereto may hereafter specify in writing for the purpose by notice to the other parties hereto.
For purposes hereof, “Business Day” means any day except a Saturday, Sunday or a legal holiday on which banks in Melbourne, Australia, New York, New York, United States of America or Dublin, Ireland are authorized or obligated by applicable law to close.
(b) This Agreement shall be governed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.
(c) This Agreement embodies the entire agreement and understanding of the parties as to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings with respect to the subject matter hereof.
(d) This Agreement may be executed in one or more counterparts, and by the parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by electronic means in portable document format of an executed counterpart of a signature page of this Agreement (or of an executed counterpart of any amendment or waiver of this Agreement or any Exhibit hereto to be executed and delivered hereunder) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(e) This Agreement may only be amended or modified by an instrument in writing signed by each of the parties hereto.
(f) The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto; provided that OIC may, by notice to (and without the consent of) the Company, assign this Agreement to one or more affiliates on the condition that OIC and any such assignee shall remain obligated hereunder notwithstanding any such assignment.
(g) The parties hereto hereby knowingly, voluntarily, and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with this Agreement. This provision is a material inducement for OIC to enter into this Agreement.
(h) The parties agree that any legal action or proceeding with respect to or arising out of this Agreement, may be brought in or removed to the courts of the State of New York, in and for the County of New York, or, to the extent permitted by applicable law, of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto irrevocably consent to the service of process out of any of the aforementioned courts by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, or in any other manner permitted by applicable law. Nothing herein shall affect the right of the parties hereto to bring legal action or proceedings in any other competent jurisdiction. The parties hereto hereby waive, to the extent permitted by applicable law, any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens.
(i) The parties hereto agree that a breach of any of the covenants contained in this Agreement may cause irreparable injury to the other parties hereto, that such other parties may not have an adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Agreement shall be specifically enforceable against the breaching party, and the parties hereto hereby waive and agree not to assert any defenses based on the adequacy for a remedy for damages against an action for specific performance of such covenants.
(j) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.
CARBON REVOLUTION PUBLIC LIMITED COMPANY

By:	/s/ Jacob Dingle
Name:	Jacob Dingle
Title:	Director
Signature Page to Shareholder’s Agreement

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.
OIC STRUCTURED EQUITY FUND I RANGE, LLC

By:	OIC Structured Equity Fund I AUS, L.P., its sole member
By:	OIC Structured Equity Fund I GP, L.P., its general partner
By:	OIC Structured Equity Fund I Upper GP, LLC, its general partner

By:	/s/ Nazar Massouh
Name:	Nazar Massouh
Title:	CEO and Managing Partner

OIC STRUCTURED EQUITY FUND I GPFA RANGE, LLC

By:	OIC Structured Equity Fund I GPFA, L.P., its sole member
By:	OIC Structured Equity Fund I GP, L.P., its general partner
By:	OIC Structured Equity Fund I Upper GP, LLC, its general partner

By:	/s/ Nazar Massouh
Name:	Nazar Massouh
Title:	CEO and Managing Partner
Signature Page to Shareholder’s Agreement

EXHIBIT A

FORM OF ENVIRONMENTAL, SOCIAL AND GOVERNANCE REPORT
[See attached.]
Signature Page to Shareholder’s Agreement

Annex E

Project Leopard – Deed (Orion)
Date
Between the parties
Carbon Revolution	Carbon Revolution Limited ACN 128 274 653 of 75 Pigdons Road, Waurn Ponds VIC 3126 (Carbon Revolution)

SPAC	Twin Ridge Capital Acquisition Corp, a Cayman Islands Corporation of 999 Vanderbilt Beach Road, Suite 200 Naples, Florida (SPAC)

MergeCo	Carbon Revolution plc Irish registration number 607450 of 10 Earlsfort Terrace, Dublin 2, Ireland (MergeCo)

Merger Sub	Poppettell Merger Sub of 10 Earlsfort Terrace, Dublin 2, Ireland (Merger Sub)

Recitals	1	Carbon Revolution, the SPAC and MergeCo entered into a scheme implementation deed on 30 November 2022 (SID).
	2	The parties entered into a business combination agreement on 29 November 2022 (BCA).
	3	Clause 16.6 of the SID and section 9.04 of the BCA provide that a variation of any term of the SID and the BCA must be in writing and executed by the parties.
	4	The parties want to agree certain matters in relation to the SID and the BCA in the manner set out in this deed.

This deed witnesses as follows:

1	Definitions, interpretation and deed components
1.1	Definitions
In this deed, a word or phrase defined in the SID or the BCA has the same meaning as in the SID or the BCA (as the context requires).
1.2	Interpretation
Clause 1.2 of the SID and section 1.03 of the BCA apply to this deed (as the context requires).

1.3	Deed components
This deed includes any schedule.
2	Agreements in respect of the SID and BCA
2.1	Agreed matters
With effect on and from the date of this deed, notwithstanding any clause in the SID or the BCA (as amended from time to time and as applicable), the parties consent and agree:
(a)
to MergeCo and Carbon Revolution entering into transaction documents with OIC Structured Equity Fund I GPFA Range, LLC, OIC Structured Equity Fund I Range, LLC (being the securities purchase agreement, the shareholder’s agreement, the Carbon Revolution warrant to purchase ordinary shares, the escrow agreement and the MergeCo warrant to purchase ordinary shares) for a ‘structured equity facility’ in substantially the same terms as attached hereto at Attachment 1 (Structured Equity Facility);

(b)
that the fees and expenses of advisers in relation to the Transaction will be paid, if applicable to particular advisers, as set out in the series of documents titled “Agreement to defer costs (unsecured trade payable)” entered into on or around the date of this deed in each case between the relevant adviser, Carbon Revolution, MergeCo and the SPAC;

(c)
to figure N in the definition of ‘Scheme Consideration’ in the Scheme being amended (as soon as reasonably practicable once the final redemption rate of class A SPAC shares is known) to a final amount that ensures that the shareholders of the SPAC are not be diluted at the Implementation Date by the issuance of warrants in MergeCo pursuant to the Structured Equity Facility and in a manner that is consistent with the spreadsheet attached hereto as Attachment 2 (Revised Figure N), subject to any necessary order of the Court and any alterations or conditions made or required by the Court under subsection 411(6) of the Corporations Act. For the avoidance of doubt, the parties hereto agree that the Revised Figure N will result in figure NMS in the definition of ‘Scheme Consideration’ in the Scheme equalling a figure no lower than 0.0640 (assuming no redemptions of class A SPAC shares) and no higher than 0.0643 (assuming 100% redemptions of class A SPAC shares); and

(d)	that for the purposes of paragraph 2 of the definition of “End Date” the relevant date shall be 30 November 2023, and this deed will operate to provide any required notifications, consents or waivers in respect of such matters under the SID and the BCA.
2.2	Agreement not to affect validity, rights, obligations
(a)	This deed is intended only to vary the SID and the BCA and not to terminate, discharge, rescind or replace the SID and the BCA.
(b)	Any amendments to the SID and the BCA do not affect the validity or enforceability of the SID and the BCA.
(c)	Nothing in this deed:
(1)	prejudices or adversely affects any right, power, authority, discretion or remedy which arose under or in connection with the SID and the BCA before the date of this deed; or
(2)	discharges, releases or otherwise affects any liability or obligation which arose under or in connection with the SID and the BCA before the date of this deed.
2.3	Confirmation
On and with effect from the date of this deed, each party is bound by the SID and the BCA as supplemented by this deed.
2.4	Acknowledgement
Each party acknowledges that this deed is issued in accordance with the SID and the BCA.

3	General
3.1	Governing law and dispute resolution
The governing law and dispute resolution provision set forth in clause 16.1 of the SID and section 10.06 of the BCA apply to this deed (as applicable) as if set out in full in this deed and as if references in those clauses to ‘this deed’ were to ‘this deed’.
3.2	Further action to be taken at each party’s own expense
Each party must, at its own expense, do all things and execute all documents necessary to give full effect to this deed and the transactions contemplated by it.
3.3	Counterparts
(a)	This deed may be executed in any number of counterparts.
(b)	All counterparts, taken together, constitute one instrument.
(c)	A party may execute this deed by signing any counterpart.
3.4	Attorneys
Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Attachment 5
OIC documents

Attachment 6
Agreed form capitalisation table

Signing page
Executed as a deed
Carbon Revolution

Signed sealed and delivered by Carbon Revolution Limited By

sign here	/s/ David Nock	sign here	/s/ James Douglas
	Company Secretary/Director		Director

print name	David Nock	print name	James Douglas

SPAC

Signed sealed and delivered by Twin Ridge Capital Acquisition Corp in the presence of

sign here	/s/ William P. Russell Jr.	sign here	/s/ Daniel Zlotnitsky
	Authorised signatory		Witness

print name	William P. Russell Jr.	print name	Daniel Zlotnitsky

MergeCo

Signed sealed and delivered by Carbon Revolution plc in the presence of

sign here	/s/ Ronan Donohoe	sign here	/s/ Fiachra O Ciardha
	Authorised signatory		Witness

print name	Ronan Donohoe	print name	Fiachra O Ciardha

Merger Sub

Signed sealed and delivered by Poppettell Merger Sub in the presence of

sign here	/s/ Robert Duggan	sign here	/s/ Justin Pearce
	Authorised signatory		Witness

print name	Robert Duggan	print name	Justin Pearce

Annex F
SECOND AMENDMENT TO PROCEEDS DISBURSING AND SECURITY AGREEMENT
This Second Amendment to Proceeds Disbursing and Security Agreement (this “Amendment”) is entered into as of September 18, 2023 (the “Effective Date”), by and among UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, solely in its capacity as disbursing agent (“Disbursing Agent”), NEWLIGHT CAPITAL LLC, a North Carolina limited liability company, as servicer (“Servicer”) and CARBON REVOLUTION OPERATIONS PTY LTD ACN 154 435 355, a company limited by shares and incorporated in Australia (“Issuer”), CARBON REVOLUTION TECHNOLOGY PTY LTD ACN 155 413 219 (“Carbon Technology”), and CARBON REVOLUTION LIMITED ACN 128 274 653 (“Carbon Limited”) and together with the Issuer and Carbon Technology, each, a “Co-Obligor” and collectively, the “Co-Obligors”).
RECITALS
WHEREAS, the Co-Obligors, Disbursing Agent, and Servicer are parties to that certain Proceeds Disbursing and Security Agreement dated as of May 23, 2023 (as amended by that certain First Amendment to Proceeds Disbursing and Security Agreement dated as of September 11, 2023, as may be further amended, restated, supplemented and otherwise modified from time to time, the “Disbursing Agreement”; capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Disbursing Agreement to the extent defined therein) and the parties desire to amend the Disbursing Agreement in accordance with the terms and conditions of this Amendment;
WHEREAS, Issuer has requested that the Servicer, Issuer and Disbursing Agent agree to amend the Disbursing Agreement to clarify the financial covenant set forth in Section 6.22 and make further changes, all as set forth in greater detail below;
WHEREAS, this Amendment is being made to “modify or waive any of the covenants, agreements, limitations or restrictions of the Co-Obligors set forth in the Disbursing Agreement” as set forth in Section 9.03(d) of the Trust Indenture dated as of May 23, 2023 between Issuer and UMB Bank, National Association, as trustee (the “Trustee”) (as may be amended, restated, supplemented and otherwise modified from time to time, the “Indenture”) without the consent of any Noteholders (as defined therein).
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereto hereby agree as follows:
1.	Amendment to Disbursing Agreement.
(a) Section 1.1 of the Disbursing Agreement is hereby amended by amending and restating the table immediately following the defined term “Minimum Available Cash Requirement” in its entirety as follows:
Fiscal Months Ending	Multiplier
June 30, 2023 through November 30, 2023	6.00
December 31, 2023 and on the last day of each month thereafter	9.00
(b) Section 6.22 of the Disbursing Agreement is hereby deleted in its entirety and replaced with the following:
“6.22TRCA SPAC Transaction. The Co-Obligors shall complete the TRCA SPAC Transaction on or before September 30, 2023.”
2. Transaction Documents. The Disbursing Agreement, the other Disbursement Documents, the Indenture and the other Trust Transaction Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as an amendment or modification of the Disbursing Agreement or as a waiver of, or as an amendment of, any right, privilege, protection, limitation of liability, immunity, indemnity, power, or remedy of Servicer or Disbursing Agent under the Disbursing Agreement, the other Disbursement Documents, the Indenture or the other Trust Transaction Documents, as in effect prior to the date hereof, whether in respect of any similar transaction or transaction or otherwise. Reference to this Amendment need not be made in the Disbursing Agreement, the other Disbursement Documents, the Indenture or the other Trust Transaction Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Disbursing Agreement, any reference in any of such items to the Disbursing Agreement being sufficient to refer to the Disbursing Agreement as amended hereby.
3. Representations, Warranties and Covenants. Issuer represents and warrants and covenants that immediately before and after giving effect to this Amendment:
(a) (i) each of the representations and warranties contained in the Disbursing Agreement and in any other document furnished in connection therewith is true and correct in all material respects (provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects) on the date hereof (provided, that those representations and warranties expressly referring to a specific date are true and correct in all material respects (or in all respects, if such representation and warranty is qualified as to “materiality”, “Material Adverse Effect” or similar language) as of such date); and (ii) no Event of Default or “Event of Default” as defined under the Indenture has occurred and is continuing or would exist after giving effect to this Amendment;
(b) the execution, delivery and performance of this Amendment are within the Co- Obligors’ corporate (or equivalent) powers, has been duly authorized by all necessary corporate action of the Issuer, has been duly executed and delivered by the Issuer, does not and will not conflict with nor constitute a breach of any provision contained in any Co-Obligors’ constituent or organizational documents, does not and will not constitute an event of default under any material agreement to which any Co-Obligor is a party or any Co-Obligor is bound and does not violate the terms of the Indenture;
(c) this Amendment is the legal, valid and binding obligation of the Co-Obligors, enforceable against the Co-Obligors in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity; and
(d) no Event of Default or payment default under Section 8.1 of the Disbursing Agreement or Section 6.01 of the Indenture has occurred and is continuing and, pursuant to Section 9.03(d) of the Indenture, no consent of the Noteholders is required in respect of this Amendment under the Indenture.
4. Effectiveness. As a condition to the effectiveness of this Amendment (a) Disbursing Agent and Servicer shall have received this Amendment duly executed by each of the parties hereto (b) Issuer shall have paid all fees, charges and disbursements of Morgan Lewis & Bockius LLP and Gilbert + Tobin and (c) Disbursing Agent and the Servicer shall have received a certificate of an officer of the Issuer stating that the amendment, change, or modification (i) is authorized by all necessary corporate action of the Issuer, (ii) does not violate the terms of the Indenture, (iii) has been duly executed, and delivered by the Issuer, and (iv) is a legally binding and enforceable obligation of the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and the Disbursing Agent may enter into an amendment, change or modification to the Disbursing Agreement solely in reliance on such certificate and is not required to undertake its own analysis with respect to such amendment, change or modification.
5. Reaffirmation of Guarantee and Security Interests. Each of the Co-Obligors (each for this purpose, a “Reaffirming Party”) hereby confirms that each Disbursement Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Disbursement Documents the payment and performance of all Obligations under the Agreement (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Disbursement Documents to which it is a party.
Without limiting the generality of the foregoing, the Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Disbursement Documents to which it is a party.

The Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by the Reaffirming Party as a consequence of this Amendment in order to maintain the perfection and priority of the security interests created by the Agreement.
The Reaffirming Party acknowledges and agrees that each of the Disbursement Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Disbursement Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.
6. Disbursement Document; Covenants. This Amendment constitutes a Disbursement Document for all purposes and all references to the Disbursing Agreement in any Disbursement Document and all references in the Disbursing Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Disbursing Agreement, shall, unless expressly provided otherwise, mean and be a reference to the Disbursing Agreement, after giving effect to this Amendment. Any breach or violation or failure to perform any provision of this Amendment, shall be deemed to be a default under Section 8 of the Disbursing Agreement.
7. Choice of Law; Venue; Jury Trial Waiver. Section 12 of the Disbursing Agreement (Choice of Law and Venue; Jury Trial Waiver) is incorporated by this reference in this Amendment as though fully set forth herein, mutatis mutandis.
8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page or counterpart (or electronic image or scan transmission (such as a “pdf” file) thereof), whether by facsimile transmission, e-mail, similar form of electronic transmission or otherwise (and whether executed manually, electronically or digitally), shall be effective as delivery of a manually executed counterpart and shall create a valid and binding obligation of the party executing the same or on whose behalf such signature page or counterpart is executed.
9. The Disbursing Agent. The Servicer hereby directs the Disbursing Agent to execute this Amendment, and each of the Servicer and Issuer acknowledges that, in so acting, the Disbursing Agent (i) shall be entitled to the rights, privileges, benefits, protections, indemnities, limitations of liability, and immunities of the Trustee set forth in the Indenture; and (ii) has acted consistently with its standard of care under the Indenture. The Issuer agrees that the execution by the Disbursing Agent of this Amendment is consistent with, and permitted by, the Indenture and the Disbursing Agreement.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a deed as of the date first above written.
Issuer
Signed, sealed and delivered by Carbon Revolution Operations Pty Ltd ACN 154 435 355 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Jacob Dingle	/s/ David Nock
Signature of director	Signature of Company Secretary

Jacob Dingle, Managing Director	David Nock, Company Secretary
Name of director (print)	Name of Company Secretary (print)
Co-Obligors
Signed, sealed and delivered by Carbon Revolution Technology Pty Ltd ACN 155 413 219 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Jacob Dingle	/s/ David Nock
Signature of director	Signature of Company Secretary

Jacob Dingle, Managing Director	David Nock, Company Secretary
Name of director (print)	Name of Company Secretary (print)
Signed, sealed and delivered by Carbon Revolution Limited ACN 128 274 653 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Jacob Dingle	/s/ David Nock
Signature of director	Signature of Company Secretary

Jacob Dingle, Managing Director	David Nock, Company Secretary
Name of director (print)	Name of Company Secretary (print)
[Carbon Revolution – Signature Page to Second Amendment to Proceeds Disbursing and Security Agreement]

Disbursing Agent:

UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, solely in its capacity as Disbursing Agent

By:	/s/ Ray Haniff
Name:	Ray Haniff
Title:	Vice President

Servicer:

NEWLIGHT CAPITAL LLC

By:	/s/ Joseph Agiato
Name:	Joseph Agiato
Title:	CEO – PIUS Division
[Carbon Revolution - Signature Page to Second Amendment to Proceeds Disbursing and Security Agreement]